TABLE OF CONTENTS

AIM Variable Insurance Funds, Inc.
  AIM V.I. Aggressive Growth Fund...........................................   1
  AIM V.I. Balanced Fund....................................................  10
  AIM V.I. Capital Appreciation Fund........................................  17
  AIM V.I. Capital Development Fund.........................................  30
  AIM V.I. Diversified Income Fund..........................................  39
  AIM V.I. Global Utilities Fund............................................  51
  AIM V.I. Government Securities Fund.......................................  62
  AIM V.I. Growth Fund......................................................  70
  AIM V.I. Growth and Income Fund...........................................  81
  AIM V.I. High Yield Fund..................................................  93
  AIM V.I. International Equity Fund........................................ 101
  AIM V.I. Money Market Fund................................................ 111
  AIM V.I. Value Fund....................................................... 117
  Directors and Officers of the Funds....................................... 128

The Managers' Overview

FUND DEBUTS IN DIFFICULT MARKET
ENVIRONMENT FOR SMALL-CAP STOCKS

A roundtable discussion with the Fund management team for AIM V.I. Aggressive Growth Fund for the two-month period ended June 30, 1998.
---------------------------------------------------------------------------------------------------------------------------------
Q.  THE STOCK MARKET WAS QUITE               very largest companies--the so-called "mega
VOLATILE DURING THE REPORTING                caps"--were the undisputed market
PERIOD. HOW DID THIS NEW FUND                kings. With the Asian crisis looming in      ---------------------------------------
PERFORM IN SUCH CONDITIONS?                  the background, investors were attracted
A.  The Fund, which commenced sales on       to the stocks of large, well-known com-                  The Fund targets
May 1, 1998, debuted just prior to the       panies with more predictable earnings.
beginning of a difficult market environ-     Interestingly, while smaller-company               the stocks of small companies
ment for small-cap stocks. This was          stocks, like those targeted by the Fund,
reflected in the Fund's -3.00% total return  typically reported strong earnings                           that are
for the period ended June 30, 1998.          throughout the first half of the year, many
However, the Russell 2000 index, a           large companies saw earnings disap-                   expected to experience
benchmark from which most funds with         pointments. Still, the perceived safety
small-cap orientations are measured,         and liquidity of larger-company stocks                rapid earnings growth.
produced a total return of -5.19% for the    apparently proved more attractive to
same two-month period. Please keep in        investors than the solid profits of some     ---------------------------------------
mind, two months is a very short period      smaller companies.
for measuring performance of the Fund.
                                             Q.  WHAT CRITERIA DO YOU USE IN
Q.  WHAT WERE SOME OF THE MAJOR              SELECTING STOCKS FOR THE PORTFOLIO?
THEMES IN THE STOCK MARKET                   A.  In general, the Fund targets the stocks  concerns over Asia. As a result, they sig-
DURING THIS PERIOD?                          of small companies that are expected to      nificantly underperformed large-cap
A.  When the Fund commenced sales, the       experience rapid earnings growth. Small      stocks during the first half of 1998.
stock market was in the midst of a strong    companies are generally defined as             Despite this setback in the early stages
rally that began during the first quarter    those with less than $1 billion in market    of the Fund's inception, it is important
of 1998. By early May, the Dow Jones         capitalization. We endeavor to construct     to realize that a two-month period is not
Industrial Average (DJIA), an unmanaged      a diversified portfolio with a significant   a reasonable indicator of a Fund's overall
composite of the performance of 30           number of holdings spread across a           merit. We believe that we are invested in
large-company stocks, had climbed to         wide variety of industry sectors. It is      solid companies with strong long-term
record highs, reaching the 9200 mark for     also important to note that our stock-       growth potential. While investors have
the first time. However, the rally lost      selection process is not based on overall    targeted the larger, more liquid names
some of its momentum when concerns resur-    market forecasts, but instead is more        since the Fund's inception, we believe
faced about the ongoing economic prob-       concerned with the individual strength of    that the smaller, faster growing companies
lems in Asia. As a result, the DJIA ended    each company.                                in the Fund's portfolio should perform
the reporting period slightly below its                                                   well over the long-term.
record level.                                 Q.  OVERALL, HOW DID SMALL CAP
  Throughout the period, large-cap            STOCKS FARE SINCE THE FUND'S
stocks, particularly the equities of the      INITIAL OPENING IN MAY?
                                              A.  Through the months of May and June,
                                              small-cap stocks were hurt by renewed

                        AIM V.I. AGGRESSIVE GROWTH FUND                       1

PORTFOLIO COMPOSITION

As of 6/30/98, based on total net assets

TOP 10 EQUITY HOLDINGS                              TOP 10 INDUSTRIES

 1. Saville Systems Ireland                          1. Computers (Software & Services)         4.05%
    PLC-ADR (Ireland)                    0.52%       2. Retail (Specialty)                      2.93%
 2. CDW Computer Centers, Inc.           0.52        3. Services (Data Processing)              2.52%
 3. CSG Systems International, Inc.      0.49        4. Health Care (Specialized Services)      1.92%
 4. American Disposal Services, Inc.     0.49        5. Services (Computer Systems)             1.56%
 5. Henry Schein, Inc.                   0.48        6. Office Equipment & Supplies             1.33%
 6. SFX Entertainment, Inc.              0.48        7. Electronics (Semiconductors)            1.26%
 7. Heftel Broadcasting Corp.            0.47        8. Waste Management                        1.26%
 8. Helen of Troy Ltd.                   0.46        9. Electrical Equipment                    1.16%
 9. Flextronics International Ltd.       0.45       10. Retail (Specialty-Apparel)              1.10%
10. Sanmina Corp.                        0.45

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

Q.  WHAT IS YOUR OUTLOOK FOR                        tic about small-cap stocks. The valuations
THE FUTURE?                                         of small-cap stocks relative to large-cap
A.  In the U.S., the economic conditions            stocks remain compelling. And while
are favorable for stocks. If inflation              profits for the largest companies
remains low, the Federal Reserve Board              appear to be gravitating toward the single-
(the Fed), which has left monetary policy           digit level, profits remain robust for
unchanged for more than a year, will be             smaller companies.
less likely to raise interest rates. However,         We believe that if these trends con-
Fed Chairman Alan Greenspan, speaking               tinue, it could make small-cap stocks
to Congress in July, warned that the tight          increasingly more attractive and vault
labor market could eventually accelerate            them into a position of market leadership.
inflation. That could cause the Fed to              Such a development would be highly
tighten monetary policy and adversely               favorable for the Fund.
affect stocks.
  Despite the current market preference
for large-cap equities, we remain optimis-


2                       AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
June 30, 1998
(Unaudited)

                                                            MARKET
                                                  SHARES    VALUE
COMMON STOCKS - 35.52%

AEROSPACE/DEFENSE - 0.53%

AAR Corp.                                             200 $    5,913
--------------------------------------------------------------------
Aviation Sales Co.(a)                                 100      3,962
--------------------------------------------------------------------
                                                               9,875
--------------------------------------------------------------------

AIR FREIGHT - 0.18%

Eagle USA Airfreight, Inc.(a)                         100      3,468
--------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.47%

Heftel Broadcasting Corp.(a)                          200      8,950
--------------------------------------------------------------------

BUILDING MATERIALS - 0.20%

Group Maintenance America Corp.(a)                    100      1,800
--------------------------------------------------------------------
Pameco Corp.(a)                                       100      2,000
--------------------------------------------------------------------
                                                               3,800
--------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.63%

Brightpoint, Inc.(a)                                  400      5,800
--------------------------------------------------------------------
Comverse Technology, Inc.(a)                          100      5,187
--------------------------------------------------------------------
Glenayre Technologies, Inc.(a)                        100      1,075
--------------------------------------------------------------------
                                                              12,062
--------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.24%

IDX Systems Corp.(a)                                  100      4,606
--------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.38%

Broadcom Corp.(a)                                     100      7,362
--------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 4.05%

Applied Voice Technology, Inc.(a)                     200      4,600
--------------------------------------------------------------------
Citrix Systems, Inc.(a)                               100      6,837
--------------------------------------------------------------------
Concord EFS, Inc.(a)                                  300      7,838
--------------------------------------------------------------------
EarthLink Network, Inc.(a)                            100      7,675
--------------------------------------------------------------------
Engineering Animation, Inc.(a)                        100      6,100
--------------------------------------------------------------------
HNC Software Inc.(a)                                  100      4,081
--------------------------------------------------------------------
Jack Henry & Associates                               100      3,438
--------------------------------------------------------------------
Legato Systems, Inc.(a)                               200      7,800
--------------------------------------------------------------------
Medical Manager Corp.(a)                              100      2,763
--------------------------------------------------------------------
Mobius Management Systems, Inc.(a)                    100      1,500
--------------------------------------------------------------------
PC Connection, Inc.(a)                                100      1,525
--------------------------------------------------------------------
Peerless Systems Corp.(a)                             300      6,225
--------------------------------------------------------------------
Rational Software Corp.(a)                            200      3,050
--------------------------------------------------------------------
ScanSource, Inc.(a)                                   100      1,925
--------------------------------------------------------------------
Technisource, Inc.(a)                                 100      1,100
--------------------------------------------------------------------
Veritas Software Corp.(a)                             150      6,206
--------------------------------------------------------------------
Visio Corp.(a)                                        100      4,775
--------------------------------------------------------------------
                                                              77,438
--------------------------------------------------------------------


                                                           MARKET
                                                 SHARES    VALUE
CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.68%

Action Performance Companies, Inc.(a)                200 $    6,437
-------------------------------------------------------------------
Blyth Industries, Inc.(a)                            200      6,650
-------------------------------------------------------------------
                                                             13,087
-------------------------------------------------------------------

CONSUMER FINANCE - 0.37%

AmeriCredit Corp.(a)                                 100      3,568
-------------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)                   100      3,600
-------------------------------------------------------------------
                                                              7,168
-------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.16%

Sanmina Corp.(a)                                     200      8,675
-------------------------------------------------------------------
Symbol Technologies, Inc.                            100      3,775
-------------------------------------------------------------------
Uniphase Corp.(a)                                    100      6,278
-------------------------------------------------------------------
Watsco, Inc.                                         100      3,518
-------------------------------------------------------------------
                                                             22,246
-------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.31%

Waters Corp.(a)                                      100      5,894
-------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.26%

Applied Micro Circuits Corp.(a)                      100      2,587
-------------------------------------------------------------------
Artisan Components, Inc.(a)                          200      2,700
-------------------------------------------------------------------
Flextronics International Ltd.(a)                    200      8,700
-------------------------------------------------------------------
Microchip Technology, Inc.(a)                        100      2,613
-------------------------------------------------------------------
Transwitch Corp.(a)                                  100      1,375
-------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                       200      6,175
-------------------------------------------------------------------
                                                             24,150
-------------------------------------------------------------------

ENTERTAINMENT - 0.48%

SFX Entertainment, Inc. - Class A(a)                 200      9,175
-------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS) - 0.23%

Photronics, Inc.(a)                                  200      4,413
-------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.12%

NCO Group, Inc.(a)                                   100      2,200
-------------------------------------------------------------------

FOODS - 0.25%

Ralcorp Holdings, Inc.(a)                            100      1,888
-------------------------------------------------------------------
United Natural Foods, Inc.(a)                        100      2,850
-------------------------------------------------------------------
                                                              4,738
-------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.19%

Medicis Pharmaceutical Corp.(a)                      100      3,650
-------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.93%

Health Management Associates, Inc. - Class A(a)      200      6,688
-------------------------------------------------------------------
Quorum Health Group, Inc.(a)                         200      5,300
-------------------------------------------------------------------
Universal Health Services, Inc. - Class B(a)         100      5,837
-------------------------------------------------------------------
                                                             17,825
-------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                             MARKET
                                                   SHARES    VALUE


HEALTH CARE (LONG TERM CARE) - 0.48%

Assisted Living Concepts, Inc.(a)                      300 $    5,175
---------------------------------------------------------------------
Health Care and Retirement Corp.(a)                    100      3,944
---------------------------------------------------------------------
                                                                9,119
---------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.27%

Concentra Managed Care, Inc.(a)                        200      5,200
---------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.61%

Henry Schein, Inc.(a)                                  200      9,225
---------------------------------------------------------------------
Sybron International Corp.(a)                          100      2,525
---------------------------------------------------------------------
                                                               11,750
---------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 1.92%

Advance Paradigm, Inc.(a)                              100      3,675
---------------------------------------------------------------------
Boron, LePore & Associates, Inc.(a)                    200      7,600
---------------------------------------------------------------------
Hooper Holmes, Inc.                                    100      2,100
---------------------------------------------------------------------
Ocular Sciences, Inc.(a)                               100      3,250
---------------------------------------------------------------------
Omnicare, Inc.                                         200      7,625
---------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)                300      6,281
---------------------------------------------------------------------
Superior Consultant Holdings Corp.(a)                  100      4,313
---------------------------------------------------------------------
Veterinary Centers of America, Inc.(a)                 100      1,881
---------------------------------------------------------------------
                                                               36,725
---------------------------------------------------------------------

HOMEBUILDING - 0.38%

American Homestar Corp.(a)                             300      7,181
---------------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCE - 0.06%

International Comfort Products Corp. (Canada)(a)       100      1,213
---------------------------------------------------------------------

HOUSEWARES - 0.83%

Helen of Troy Ltd.(a)                                  400      8,800
---------------------------------------------------------------------
Windmere-Durable Holdings Inc.(a)                      200      7,163
---------------------------------------------------------------------
                                                               15,963
---------------------------------------------------------------------

INSURANCE (LIFE & HEALTH) - 0.16%

Penn Treaty American Corp.(a)                          100      3,150
---------------------------------------------------------------------

INSURANCE (PROPERTY - CASUALTY) - 0.32%

CMAC Investment Corp.                                  100      6,150
---------------------------------------------------------------------

LODGING - HOTELS - 0.42%

Royal Caribbean Cruises Ltd.                           100      7,950
---------------------------------------------------------------------

MACHINERY (DIVERSIFIED) - 0.18%

Applied Power, Inc. - Class A                          100      3,438
---------------------------------------------------------------------

MANUFACTURING - SPECIALIZED - 0.32%

Coflexip S.A. - ADR (France)                           100      6,113
---------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 1.33%

Daisytek International Corp.(a)                        300      7,631
---------------------------------------------------------------------
Herman Miller, Inc.                                    200      4,863
---------------------------------------------------------------------
Mail-Well, Inc.(a)                                     300      6,506
---------------------------------------------------------------------
United Stationers, Inc.(a)                             100      6,475
---------------------------------------------------------------------
                                                               25,475
---------------------------------------------------------------------

                                                    MARKET
                                          SHARES    VALUE


OIL & GAS (DRILLING & EQUIPMENT) - 0.74%

Cal Dive International, Inc.(a)               100 $    2,756
------------------------------------------------------------
EVI Weatherford, Inc.(a)                      100      3,713
------------------------------------------------------------
National-Oilwell, Inc.(a)                     100      2,681
------------------------------------------------------------
Veritas DGC, Inc.(a)                          100      4,994
------------------------------------------------------------
                                                      14,144
------------------------------------------------------------

PERSONAL CARE - 0.60%

Rexall Sundown, Inc.(a)                       200      7,050
------------------------------------------------------------
Twinlab Corp.(a)                              100      4,369
------------------------------------------------------------
                                                      11,419
------------------------------------------------------------

RESTAURANTS - 0.21%

Showbiz Pizza Time, Inc.(a)                   100      4,031
------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.52%

CDW Computer Centers, Inc.(a)                 200     10,000
------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.59%

Ames Department Stores, Inc.(a)               200      5,262
------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                   150      6,094
------------------------------------------------------------
                                                      11,356
------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.22%

Fred Meyer, Inc.(a)                           100      4,250
------------------------------------------------------------

RETAIL (SPECIALTY) - 2.93%

Finish Line, Inc. (The) - Class A(a)          200      5,625
------------------------------------------------------------
Footstar, Inc.(a)                             100      4,800
------------------------------------------------------------
Inacom Corp.(a)                               200      6,350
------------------------------------------------------------
Just for Feet, Inc.(a)                        200      5,700
------------------------------------------------------------
Linens 'N Things, Inc.(a)                     200      6,112
------------------------------------------------------------
Michaels Stores, Inc.(a)                      200      7,056
------------------------------------------------------------
Party City Corp.(a)                           100      2,937
------------------------------------------------------------
Pier 1 Imports, Inc.                          100      2,388
------------------------------------------------------------
Renters Choice, Inc.(a)                       300      8,512
------------------------------------------------------------
Sunglass Hut International, Inc.(a)           200      2,213
------------------------------------------------------------
Trans World Entertainment Corp.(a)            100      4,313
------------------------------------------------------------
                                                      56,006
------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 1.10%

Abercrombie & Fitch Co. - Class A(a)          138      6,072
------------------------------------------------------------
Buckle, Inc. (The)(a)                          50      1,475
------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                150      4,950
------------------------------------------------------------
Pacific Sunwear of California(a)              150      5,250
------------------------------------------------------------
Wet Seal, Inc. - Class A(a)                   100      3,200
------------------------------------------------------------
                                                      20,947
------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.17%

Bay View Capital Corp.                        100      3,175
------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND
4

                                                         MARKET
                                               SHARES    VALUE


SERVICES (ADVERTISING/MARKETING) - 0.45%

Market Facts, Inc.(a)                              100 $    2,175
-----------------------------------------------------------------
Metris Companies Inc.                              100      6,375
-----------------------------------------------------------------
                                                            8,550
-----------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.71%

Cerner Corp.(a)                                    200      5,662
-----------------------------------------------------------------
Stewart Enterprises, Inc. - Class A                300      7,988
-----------------------------------------------------------------
                                                           13,650
-----------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.56%

Analysts International Corp.                       200      5,675
-----------------------------------------------------------------
Computer Task Group, Inc.                          200      6,700
-----------------------------------------------------------------
Insight Enterprises, Inc.(a)                       200      8,000
-----------------------------------------------------------------
InterVoice, Inc.(a)                                100      1,775
-----------------------------------------------------------------
SunGard Data Systems Inc.(a)                       200      7,675
-----------------------------------------------------------------
                                                           29,825
-----------------------------------------------------------------

SERVICES (DATA PROCESSING) - 2.52%

Affiliated Computer Services, Inc.(a)              200      7,700
-----------------------------------------------------------------
Billing Information Concepts Corp.(a)              300      4,650
-----------------------------------------------------------------
Computer Horizons Corp.(a)                         100      3,706
-----------------------------------------------------------------
CSG Systems International, Inc.(a)                 200      9,375
-----------------------------------------------------------------
Envoy Corp.(a)                                     100      4,738
-----------------------------------------------------------------
Hyperion Software Corp.(a)                         200      5,700
-----------------------------------------------------------------
National Computer Systems, Inc.                    100      2,400
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR (Ireland)(a)       200     10,025
-----------------------------------------------------------------
                                                           48,294
-----------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.39%

Robert Half International, Inc.(a)                 100      5,588
-----------------------------------------------------------------
Vincam Group, Inc. (The)(a)                        100      1,962
-----------------------------------------------------------------
                                                            7,550
-----------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.22%

Cornell Corrections, Inc.(a)                       200      4,200
-----------------------------------------------------------------

TEXTILES (APPAREL) - 0.31%

Quicksilver, Inc.(a)                               100      1,993
-----------------------------------------------------------------
St. John Knits, Inc.                               100      3,863
-----------------------------------------------------------------
                                                            5,856
-----------------------------------------------------------------

TEXTILES (HOME FURNISHINGS) - 0.68%

Mohawk Industries, Inc.(a)                         200      6,338
-----------------------------------------------------------------
WestPoint Stevens, Inc.(a)                         200      6,600
-----------------------------------------------------------------
                                                           12,938
-----------------------------------------------------------------

TRUCKS & PARTS - 0.40%

Wabash National Corp.                              300      7,725
-----------------------------------------------------------------

                                                                    MARKET
                                                      SHARES        VALUE
WASTE MANAGEMENT - 1.26%

Allied Waste Industries, Inc.(a)                          200     $    4,800
-----------------------------------------------------------------------------
American Disposal Services, Inc.(a)                       200          9,375
-----------------------------------------------------------------------------
Eastern Environmental Services, Inc.(a)                   100          3,400
-----------------------------------------------------------------------------
KTI, Inc.(a)                                              300          6,488
-----------------------------------------------------------------------------
                                                                      24,063
-----------------------------------------------------------------------------
  Total Common Stocks (Cost $661,235)                                679,513
-----------------------------------------------------------------------------
                                                     PRINCIPAL
                                                      AMOUNT
U.S. TREASURY BILLS(b) - 29.46%

5.00%, 09/24/1998 (Cost $563,440)                    $570,000(c)     563,553
-----------------------------------------------------------------------------
  Total Investments, excluding repurchase agreements
   (Cost $1,224,675)                                               1,243,066
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS(d) - 35.73%

Dean Witter Reynolds, Inc., 6.10% 07/01/98(e)         400,000        400,000
-----------------------------------------------------------------------------
SBC Capital Markets, Inc., 5.85% 07/01/98(f)          283,282        283,282
-----------------------------------------------------------------------------
  Total Repurchase Agreements (Cost $683,282)                        683,282
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.71%                                        1,926,348
-----------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.71)%                              (13,576)
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                              $1,912,772
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.
(f) Joint repurchase agreement entered into 06/30/98 with a maturing value of $1,000,162,500. Collateralized by $3,590,870,000 U.S. Government
    obligations, 0% due 08/15/00 to 11/15/24 with an aggregate market value at 06/30/98 of $1,148,593,549.

Investment Abbreviations:

ADR - American Depositary Receipt

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements, at market
 value (cost $1,224,675)                                  $ 1,243,066
---------------------------------------------------------------------
Repurchase agreements (cost $683,282)                         683,282
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             2,964
---------------------------------------------------------------------
 Investments sold                                               4,569
---------------------------------------------------------------------
 Dividends and interest                                           116
---------------------------------------------------------------------
 Variation margin                                               4,700
---------------------------------------------------------------------
 Reimbursement from advisor                                    14,345
---------------------------------------------------------------------
  Total assets                                              1,953,042
---------------------------------------------------------------------

LIABILITIES:

Payables for investments purchased                             26,229
---------------------------------------------------------------------
Accrued advisory fees                                             948
---------------------------------------------------------------------
Accrued directors' fees                                         1,383
---------------------------------------------------------------------
Accrued administrative services fees                            7,600
---------------------------------------------------------------------
Accrued operating expenses                                      4,110
---------------------------------------------------------------------
  Total liabilities                                            40,270
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 1,912,772
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  197,246
=====================================================================
Net asset value, offering and redemption price per share        $9.70
=====================================================================



STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                                          $ 7,485
--------------------------------------------------------------------------
Dividends                                                              24
--------------------------------------------------------------------------
   Total investment income                                          7,509
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       1,609
--------------------------------------------------------------------------
Administrative services fees                                        7,600
--------------------------------------------------------------------------
Custodian fees                                                      3,719
--------------------------------------------------------------------------
Directors' fees and expenses                                        1,383
--------------------------------------------------------------------------
Legal fees                                                          1,333
--------------------------------------------------------------------------
Other                                                               1,056
--------------------------------------------------------------------------
   Total expenses                                                  16,700
--------------------------------------------------------------------------
Less: Fees waived and reimbursed by advisor                       (14,345)
--------------------------------------------------------------------------
      Expenses paid indirectly                                        (51)
--------------------------------------------------------------------------
   Net expenses                                                     2,304
--------------------------------------------------------------------------
Net investment income                                               5,205
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                             (235)
--------------------------------------------------------------------------
   Futures contracts                                              (41,290)
--------------------------------------------------------------------------
                                                                  (41,525)
--------------------------------------------------------------------------
Net unrealized appreciation of:
   Investment securities                                           18,391
--------------------------------------------------------------------------
   Futures contracts                                               13,425
--------------------------------------------------------------------------
                                                                   31,816
--------------------------------------------------------------------------
 Net gain (loss) from investment securities and futures contracts  (9,709)
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(4,504)
==========================================================================

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND
6

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through June 30, 1998 (Unaudited)

OPERATIONS:

 Net investment income                                             $    5,205
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities and futures
  contracts                                                           (41,525)
------------------------------------------------------------------------------
 Net unrealized appreciation of investment securities and futures
  contracts                                                            31,816
------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations     (4,504)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       1,917,276
------------------------------------------------------------------------------
   Net increase in net assets                                       1,912,772
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                                       --
------------------------------------------------------------------------------
 End of period                                                     $1,912,272
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                        $1,917,276
------------------------------------------------------------------------------
 Undistributed net investment income                                    5,205
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities
  and futures contracts                                               (41,525)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and futures
  contracts                                                            31,816
------------------------------------------------------------------------------
                                                                   $1,912,772
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Aggressive Growth Fund (the "Fund"). The Fund's investment objective is to achieve long-term growth of capital. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If no mean is available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which

                        AIM V.I. AGGRESSIVE GROWTH FUND                       7
   will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM reimbursed expenses of $14,345.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM was reimbursed $7,600 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - INDIRECT EXPENSES

The Fund received reductions in custodian fees of $51 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $51 during the period May 1, 1998 (date operations commenced) through June 30, 1998.

                        AIM V.I. AGGRESSIVE GROWTH FUND
8

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period May 1, 1998 (date operations commenced) through June 30, 1998 was $694,990 and $33,535, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $ 44,147
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (25,756)
-----------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 18,391
=======================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through June 30, 1998 were as follows:

              JUNE 30, 1998
            -------------------
            SHARES     AMOUNT
            -------  ----------
Sold        197,931  $1,923,755
--------------------------------
Reacquired     (685)     (6,479)
--------------------------------
            197,246  $1,917,276
================================

NOTE 7- FUTURES CONTRACTS

On June 30, 1998, $42,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                           NO. OF                    MONTH/                   UNREALIZED
                          CONTRACTS                COMMITMENT                APPRECIATION
     CONTRACT             ---------             ----------------             ------------
Russell 2000 Index           4                  September 98/Buy               $13,425
=========================================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through June 30, 1998.

                                                                  JUNE 30,
                                                                    1998
                                                                  --------
Net asset value, beginning of period                              $ 10.00
----------------------------------------------------------------- -------
Income from investment operations:
  Net investment income                                              0.03
----------------------------------------------------------------- -------
  Net gains (losses) on securities (both realized and unrealized)   (0.33)
----------------------------------------------------------------- -------
   Total from investment operations                                 (0.30)
----------------------------------------------------------------- -------
Net asset value, end of period                                    $  9.70
================================================================= =======
Total return(a)                                                     (3.00)%
================================================================= =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                          $ 1,913
================================================================= =======
Ratio of expenses to average net assets(b)                           1.17%(c)
================================================================= =======
Ratio of net investment income to average net assets(d)              2.59%(c)
================================================================= =======
Portfolio turnover rate                                                 8%
================================================================= =======
Average brokerage commission rate paid(e)                         $0.0408
================================================================= =======

(a) Total returns are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 8.30% (annualized).
(c) Ratios are annualized and based on average net assets of $1,203,280.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement was (4.54)% (annualized).
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                        AIM V.I. AGGRESSIVE GROWTH FUND

The Managers' Overview

AIM V.I. BALANCED FUND
WILL SEEK TOTAL RETURN THROUGH
DIVERSIFIED PORTFOLIO

A roundtable discussion with the Fund management team for AIM V.I. Balanced Fund for the two-month period ended June 30, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
Q.  THE FUND COMMENCED OPERA-                  the 60%/40% balance in the Fund's
TIONS ON MAY 1, 1998. HOW DID                  portfolio. Because of diversification
THE FUND PERFORM?                              requirements and the current level of net    ---------------------------------------
A.  For the two months the Fund has            assets in this new Fund, the Fund's
been in operation, it has produced cumu-       portfolio holds largely debt instruments at                   The Fund
lative total return of 1.50%. It is important  this time. At the close of the reporting
to keep in mind that it is a relatively        period, actual holdings in the Fund were                   will use AIM's
new Fund and that two months is not            91% fixed income and 9% cash equiva-
a sufficient amount of time to evaluate a      lents. Our equity exposure will be limited    relatively aggressive, earnings-driven
Fund's performance.                            to futures until net assets grow. In the
                                               coming months, the Fund's assets will                 growth-oriented approach
Q.  HOW DO YOU MANAGE THE AIM                  hopefully increase in size and allow us to
V.I. BALANCED FUND PORTFOLIO?                  attain the equity/fixed-income balance we         to selecting equity securities.
A.  AIM V.I. Balanced Fund has a target        strive for.
asset allocation of 60% equities and                                                         --------------------------------------
40% fixed-income securities. The equity        Q.  WILL YOU EVER CHANGE THE ASSET
side of the portfolio seeks capital growth;    ALLOCATION IN RESPONSE TO CHANG-
the fixed-income side seeks income and         ING MARKETS?                                  Q. WILL THE FUND TARGET SMALL- OR
tries to moderate the potential volatility     A.  Typically, we will not adjust the pro-    LARGE-COMPANY STOCKS?
of equities.                                   portion of stocks and bonds in the portfolio  A.  The equity side of the Fund will
  The targeted 60%/40% stock-to-bond           as predictions about the market change.       invest in all market capitalizations. A
allocation is based on classic studies,        The portfolio will be rebalanced regularly    shareholder will not be tied to large-
published during the 1950s, by Harry           to stay within the 60/40 target range. The    capitalization or small-capitalization
Markowitz of the University of Chicago.        Fund is not an asset-allocation fund or a     stocks, which often perform differently
His studies showed that historically, for      vehicle for market timing.                    from each other. The Fund will have the
portfolios including both stocks and             In general, the Fund will use AIM's         ability to move into that equity market
bonds, this 60/40 mix is squarely within       relatively aggressive, earnings-driven,       sector that is doing best at any one
the range of portfolio composition that,       growth-oriented approach to selecting         time, and the Fund could typically be
over the long term, can be expected to         equity securities; it will use AIM's rela-    expected to have holdings in large,
produce an optimal risk/return tradeoff.       tively conservative approach to fixed-        medium-sized, and small companies,
  However, as this is a relatively new         income investing, stressing thorough          though the proportions would change
fund, we are still working toward attaining    research on securities and investment-        over time.
                                               objective-oriented portfolio construction.

10                          AIM V.I. BALANCED FUND

Q.  WILL YOUR BOND HOLDINGS ALSO             were in Asia, especially the seemingly
BE SO DIVERSIFIED?                           intractable economic slump in Japan.
A.  The Fund's bond holdings will be a       Concern was increasing about the contrac-
blend of government securities and high-     tion of Asian economies becoming a signifi-
quality corporate bonds. They will typi-     cant drag on economic activity worldwide.
cally be intermediate in maturity so the     Markets lost much of their upward momen-
value of these bonds will not fluctuate      tum late in the reporting period.
excessively as interest rates change. As we
said, we will manage the bond side of the     Q.  AND WHAT DO YOU FORESEE FOR
portfolio to help moderate the naturally      THE FUND?
higher volatility of the equity side.         A.  Our emphasis on the equity side will be
  Another strategy we will use is invest-     on growth, and on the fixed-income side, it
ments in convertible securities, especially   will be on steady income with lower volatil-
convertibles issued by smaller companies.     ity. Once net assets grow, we also will
These securities can provide some in-         begin to take advantage of our ability to
come and allow the Fund to participate in     move about among the market capitaliza-
the potential growth of a small firm with     tion sectors as corporate earnings and
less volatility than a small-company stock    stock valuations warrant.
might provide.

Q.  WHAT IS YOUR MARKET OUTLOOK?
A.  Domestically, inflation seems likely to   ---------------------------------------
remain contained as global competition
and lower energy costs offset the inflation-               We will manage
ary potential of tight labor markets. The
Federal Reserve Board has left rates un-           the bond side of the portfolio
changed for more than a year, and the flat
yield curve, in which yields on 30-year                   to help moderate
Treasuries are only slightly higher than
yields on much shorter-term issues,                the naturally higher volatility
means investors do not anticipate a surge
in inflation. This is an excellent environ-              of the equity side.
ment for fixed-income securities.
  In equities, earnings growth has            ---------------------------------------
slowed, but earnings disappointments
have tended to be company specific and
not widespread. The worst storm clouds
looming at the end of the reporting period

                            AIM V.I. BALANCED FUND                            11

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                          PRINCIPAL   MARKET
                                                           AMOUNT     VALUE
CORPORATE BONDS - 4.18%

TELEPHONE - 4.18%

SBC Communications, Inc., Deb., 7.375%, 07/15/43          $ 70,000  $   74,157
-------------------------------------------------------------------------------
  Total Corporate Bonds (Cost $74,025)                                  74,157
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES - 30.85%

Fannie Mae, Notes, 6.18%, 03/15/01                         300,000     303,690
-------------------------------------------------------------------------------
Private Export Funding, Sec. Deb., 8.35%, 01/31/01         230,000     244,283
-------------------------------------------------------------------------------
  Total U.S. Government Agency Securities (Cost $547,569)              547,973
-------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 58.61%

Bills, 5.00%, 09/24/98(a)                                  440,000     435,023
-------------------------------------------------------------------------------
Notes, 5.75%, 04/30/03                                     600,000     605,934
-------------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $1,039,906)                   1,040,957
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 9.64%(b)

Dean Witter Reynolds, Inc., 6.10%, 07/01/98(c)
 (Cost $171,279)                                           171,279     171,279
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 103.28%                                          1,834,366
-------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS  - (3.28)%                               (58,201)
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                $1,776,165
===============================================================================

(a) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See note 7.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000. U.S. Government obligations, 0% to 9.375%, due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:

Deb. - Debentures
Sec. - Secured


See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND
12

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost $1,832,779)            $ 1,834,366
---------------------------------------------------------------------
Receivables for:
 Reimbursement from advisor                                    13,306
---------------------------------------------------------------------
 Capital stock sold                                             3,196
---------------------------------------------------------------------
 Dividends and interest                                        21,737
---------------------------------------------------------------------
  Total assets                                              1,872,605
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         76,406
---------------------------------------------------------------------
 Variation margin                                               6,375
---------------------------------------------------------------------
Accrued advisory fees                                             888
---------------------------------------------------------------------
Accrued directors' fees                                         1,383
---------------------------------------------------------------------
Accrued administrative services fees                            7,600
---------------------------------------------------------------------
Accrued operating expenses                                      3,788
---------------------------------------------------------------------
  Total liabilities                                            96,440
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 1,776,165
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  174,947
=====================================================================
Net asset value, offering and redemption price per share       $10.15
=====================================================================



STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                                            $10,788
----------------------------------------------------------------------------
   Total investment income                                           10,788
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                         1,528
----------------------------------------------------------------------------
Administrative services fees                                          7,600
----------------------------------------------------------------------------
Custodian fees                                                        2,831
----------------------------------------------------------------------------
Directors' fees and expenses                                          1,383
----------------------------------------------------------------------------
Legal fees                                                            1,333
----------------------------------------------------------------------------
Other                                                                 1,050
----------------------------------------------------------------------------
   Total expenses                                                    15,725
----------------------------------------------------------------------------
Less: Expenses paid indirectly                                          (20)
----------------------------------------------------------------------------
  Fees waived and reimbursed by advisor                             (13,306)
----------------------------------------------------------------------------
   Net expenses                                                       2,399
----------------------------------------------------------------------------
Net investment income                                                 8,389
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND
 FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                                (37)
----------------------------------------------------------------------------
   Futures contracts                                                      3
----------------------------------------------------------------------------
                                                                        (34)
----------------------------------------------------------------------------
Net unrealized appreciation of:
   Investment securities                                              1,587
----------------------------------------------------------------------------
   Futures contracts                                                 17,950
----------------------------------------------------------------------------
                                                                     19,537
----------------------------------------------------------------------------
 Net gain from investment securities and futures contracts           19,503
----------------------------------------------------------------------------
Net increase in net assets resulting from operations                $27,892
============================================================================

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through June 30, 1998 (Unaudited)

OPERATIONS:

 Net investment income                                             $    8,389
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities and futures
  contracts                                                               (34)
------------------------------------------------------------------------------
 Net unrealized appreciation of investment securities and futures
  contracts                                                            19,537
------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                27,892
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       1,748,273
------------------------------------------------------------------------------
   Net increase in net assets                                       1,776,165
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                                       --
------------------------------------------------------------------------------
 End of period                                                     $1,776,165
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                        $1,748,273
------------------------------------------------------------------------------
 Undistributed net investment income                                    8,389
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities
  and futures contracts                                                   (34)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and futures
  contracts                                                            19,537
------------------------------------------------------------------------------
                                                                   $1,776,165
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Balanced Fund (the "Fund"). The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which

14                          AIM V.I. BALANCED FUND
   will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Bond Premiums - It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM voluntarily reimbursed expenses of $13,306.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM was reimbursed $7,600 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $20 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $20 during the period May 1, 1998 (date operations commenced) through June 30, 1998.

                            AIM V.I. BALANCED FUND

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased during the period May 1, 1998 (date operations commenced) through June 30, 1998 was $1,226,610.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $1,587
--------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      --
--------------------------------------------------------------------
Net unrealized appreciation of investment securities          $1,587
====================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through June 30, 1998 were as follows:

              JUNE 30, 1998
            -------------------
            SHARES     AMOUNT
            -------  ----------
Sold        182,647  $1,825,825
--------------------------------
Reacquired   (7,700)    (77,552)
--------------------------------
            174,947  $1,748,273
================================

NOTE 7 - OPEN FUTURES CONTRACTS
On June 30, 1998, $36,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

               NUMBER OF                   UNREALIZED
               CONTRACTS MONTH/COMMITMENT APPRECIATION
               --------- ---------------- ------------
S&P 500 Index       3       Sep 98/Buy      $17,950
======================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through June 30, 1998.

                                                         JUNE 30,
                                                           1998
                                                         --------
Net asset value, beginning of period                      $10.00
--------------------------------------------------------  ------
Income from investment operations:
  Net investment income                                     0.05
--------------------------------------------------------  ------
  Net gains on securities (both realized and unrealized)    0.10
--------------------------------------------------------  ------
   Total from investment operations                         0.15
--------------------------------------------------------  ------
Net asset value, end of period                            $10.15
========================================================  ======
Total return(a)                                             1.50%
========================================================  ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $1,776
========================================================  ======
Ratio of expenses to average net assets(b)                  1.19%(c)
========================================================  ======
Ratio of net investment income to average net assets(d)     4.12%(c)
========================================================  ======
Portfolio turnover rate                                        0%
========================================================  ======

(a) Total returns are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 7.72% (annualized).
(c) Ratios are annualized and based on average net assets of $1,219,104.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement was (2.41)% (annualized).

                             AIM V.I. BALANCED FUND
16

The Managers' Overview

FUND BRINGS SOLID RETURNS
DESPITE MARKET VOLATILITY

A roundtable discussion with the Fund management team for AIM V.I. Capital Appreciation Fund for the six-month period ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  HOW WAS THE FUND'S PERFOR-            rates did not change, however, and as a      the best performing sector in the S&P 500.
MANCE OVER THE LAST SIX MONTHS?           whole, the economy remained strong.          Personal computer sales were up 16%
A.  The Fund performed well, posting      Retail stocks performed extremely well       in the U.S. during the first quarter of 1998.
a 12.83% total return for the first       and technology stocks finished the second    And while the sector did struggle some-
six months of 1998. This was despite      quarter with strong numbers.                 what during the second quarter, a late
the difficult investing environment the                                                rally led by Internet stocks like portfolio
Fund faced, especially during the         Q.  DID YOU ALTER THE PORTFOLIO AS           holding America Online, Inc. resulted in
second half of the reporting period.      MARKET CONDITIONS CHANGED?                   solid returns for the sector by the
    The Fund outperformed both the        A.  We maintained our focus on companies     quarter's conclusion.
total return of 8.63% for the Standard    with solid earnings history. While               The sector can be volatile, though, and
& Poors Mid-Cap 400 Index, and the        liquidity-focused markets bid up the stocks  we have trimmed our holdings somewhat as a
Lipper Mid-Cap Index of comparable        of the very largest companies--the so-       result. We also compensate for the sector's
mutual funds which had a total return     called "mega-caps"--to extremely high        volatility by targeting some technology
of 12.20%. The Fund's long-term           valuations, we stayed true to our            companies that we believe will show
performance remains excellent, as         investment discipline. The Fund invests      consistent growth in a variety of market
shown on the following page.              in small- and mid-cap stocks. In the short   conditions. For example, the Fund owns
                                          run, this has sometimes been a drawback.     securities issued by several firms known
Q.  WHAT SHAPED MARKET CONDITIONS         Nevertheless, we believe there is greater    for their expertise in solving the Year
DURING THE REPORTING PERIOD?              growth potential in smaller and mid-cap      2000 problem, as demand for companies
A.  As the new year unfolded, the         companies, especially now, after a two-      capable of reprogramming computers to
markets shrugged off the difficulties     year bear market in these stocks.            recognize this date has grown substantially
that resulted from concerns about             We modified the portfolio, but did       in recent years.
Asian currency during the previous        make drastic changes. We trimmed our
months. A much-anticipated slowdown in    holdings of energy stocks, which slumped
the U.S. economy, predicted to result     badly because of Asian turmoil and reduced
from the troubles in Asia, never          some of our technological stocks in such     TOP 10 EQUITY HOLDINGS
materialized. U.S. gross domestic         industries as electronics, computers, and    As of 6/30/98, based on total net assets
output rose at a 4.8% annual rate         computer software. To compensate for this,
during the first quarter of 1998.         we increased our holdings in the health-      1.  America Online, Inc.             1.24%
Inflation, widely believed to result      care sector and financial sectors, as well    2.  BMC Software, Inc.               1.14
from such robust economic expansion,      as in consumer cyclicals, especially          3.  HBO & Co.                        1.10
never developed. The Commerce Depart-     retailers.                                    4.  Health Management
ment's overall price index rose an                                                          Associates, Inc.                 1.08
annualized 0.9% during the first          Q.  YOU SAY TECHNOLOGY IS YOUR                5.  Safeway, Inc.                    0.92
quarter--its slowest rate in 34 years.    LARGEST WEIGHTING. HASN'T THAT SECTOR         6.  Service Corp. International      0.91
    During the second half of the         BEEN VOLATILE?                                7.  Staples, Inc.                    0.91
reporting period, however, Asia's         A. This sector is usually volatile, and it    8.  HEALTHSOUTH Corp.                0.88
currency and market crises returned       was not generally in favor for much of the    9.  Household International Inc.     0.83
to dampen stock market performance        reporting period, partly because a few       10.  USA Waste Services, Inc.         0.83
dramatically. Investors gravitated        leading companies reported disappointing
toward the perceived safety and           earnings and partly due to complications     Please keep in mind that the Fund's portfolio
liquidity of widely traded blue-chip      resulting from the situation in Asia.        composition is subject to change and there is
stocks. Consequently, mid- and small-         But overall, the technology sector is    no assurance the Fund will continue to hold
size stocks were hit hard by this shift   still doing well. For the first six months   any particular security.
of market focus.                          of 1998, the technology sector finished as
    Concerns about inflation and
unemployment also proved stumbling
blocks for the bull market, as investors
worried about a possible raise in
interest rates by the Federal Reserve
Board (the Fed). Interest

                      AIM V.I. CAPITAL APPRECIATION FUND                      17

Q.  AND WHY IS THE RETAIL INDUSTRY              Q.  YOU ALSO MENTIONED HEALTH CARE.      that patient information, for example, can
ATTRACTIVE?                                     ARE THERE PARTICULAR HOLDINGS IN THE     move seamlessly among doctors' offices,
A.  Consumer cyclicals, including retailers     HEALTH-CARE SECTOR THAT PERFORMED        hospitals and other providers, and insur-
are doing very well in the current economy.     WELL FOR THE FUND?                       ance companies. HBO typifies the way good
Personal earnings are up, and The Confer-       A.  Though reduced slightly over the     information technology can improve pro-
ence Board reported consumer confidence         six-month reporting period, our health-  ductivity and efficiency.
at a 29-year high earlier this year. Good       care holdings are still quite large:         Another positive development in the
times are buoying both discounters like TJX,    about 13% of assets. Consolidation and   health-care arena has been the FDA's
owner of the T.J. Maxx apparel chain, and       cost cutting in the health-care sector   gradual streamlining of filing and approval
sellers of popular high-profile brands like     have been benefiting profit margins for  systems, which has been welcomed by phar-
Tommy Hilfiger. Electronics-oriented stores     service providers, and a number of       maceutical firms, especially those with new
like Best Buy are boosted by the arrival of     HMOs and other care providers were able  products or drug delivery systems.
sub-$1,000 personal computers and digital       to raise premiums recently for the
video disks, among other new products. The      first time in years.                     Q.  WHAT DO YOU FORESEE FOR THE
Fund's retail holdings were among its best          Underlying the improved profit       FUND IN THE NEXT FEW MONTHS?
performers early in 1998. More than 12.5%       picture of many health-care providers    A.  We are cautious. Asian woes and global
of assets were invested in retail stocks at     are systems improvements such as those   unrest caused investors to flock toward
the close of the reporting period.              provided by HBO & Company. HBO produces  more liquid blue-chip stocks at the end of
                                                software that integrates health-care     the reporting period. However, values in
                                                information so                           the mid-cap sector are simply more attrac-
GROWTH OF $10,000 INVESTMENT                                                             tive than in the large-cap sector. Earnings
From 5/5/93-6/30/98                                        AVERAGE ANNUAL TOTAL RETURN   of mid-cap and smaller companies are
                                           Lipper          As of 6/30/98                 growing in the double digits, whereas earn-
                                           Capital         1 Year               18.21%   ings growth for the large companies in the
        AIM V.I. Capital     S&P 500     Appreciation      5 Years              19.66    S&P 500 has been in the low single digits.
       Appreciation Fund   Stock Index    Fund Index       Inception (5/5/93)   19.48    You simply get more earnings for your
                         (In thousands)                                                  investment in smaller and mid-cap stocks,
5/5/93     $10,000           $10,000       $10,000                                       especially in view of the ultra-high price/
7/31/93     10,390            10,254        10,542                                       earnings ratios of many blue-chip stocks.
10/31/93    11,440            10,778        11,449                                       Eventually, anxieties over the foreign
1/31/94     12,590            11,169        11,866                                       economic crises should diminish, and
4/30/94     11,939            10,532        11,100                                       investors return to the more attractive and
7/31/94     11,379            10,783        10,929                                       faster growing mid- and small-cap compa-
10/31/94    12,620            11,193        11,547                                       nies that we keep in the portfolio.
1/31/95     12,097            11,227        11,312
4/30/95     13,623            12,365        12,242                                       Q.  AND FOR THE ECONOMY AND
7/31/95     16,534            13,591        13,937                                       MARKETS IN GENERAL? WHAT'S YOUR
10/31/95    16,886            14,147        14,175                                       OUTLOOK THERE?
1/31/96     16,769            15,561        15,086                                       A.  Inflation continues to be low in the
4/30/96     18,727            16,093        16,281                                       U.S. and other developed countries. If
7/31/96     17,000            15,835        15,114                                       inflation remains contained, the Fed, which
10/31/96    19,028            17,550        16,491                                       has left monetary policy unchanged for more
1/31/97     20,395            19,659        17,717                                       than a year, will be less likely to raise
4/30/97     18,685            20,133        16,568                                       interest rates. However, the ongoing econo-
7/31/97     23,341            24,081        20,106                                       mic problems in Asia and Russia remain a
10/31/97    22,637            23,181        20,069                                       threat to corporate profits and to the
12/31/97    22,179            24,945        20,398                                       performance of stocks in general.
4/30/98     25,207            28,393        23,221                                           If consumer spending remains high, the
6/30/98     25,024            29,029        23,416                                       retail sector should continue its strong
                                                                                         run through 1998. The increasing demand for
Past performance cannot guarantee comparable future results.                             housing and business needs like computers
                                                                                         could propel stocks ahead this summer as
The performance figures shown represent the AIM V.I. Capital Appreciation Fund and are   well. We will continue to invest in mid-
not intended to reflect actual annuity values, and do not reflect charges at the         and small-cap companies with promising
separate account level which, if applied, would lower the performance results. The       earnings growth potential.
Fund's performance figures are historical and reflect reinvestment of all distributions and changes in the net asset value. The Fund's investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems HYPO/REGISTERED TRADEMARK/.
    The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The unmanaged Lipper Capital Appreciation Fund Index represents an average of the performance of the 30 largest capital appreciation mutual funds.
Results shown are for the period 4/30/93 through 6/30/98. Source: Towers Data
Systems HYPO/REGISTERED TRADEMARK/.
    The Standard & Poor's 400 Mid-Cap Index is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
    The unmanaged Lipper Mid-Cap Fund Index represents an average of the performance of middle-
capitalization growth funds.
    An investment cannot be made in the indexes listed. Index results include reinvested dividends.

18                    AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                            MARKET
                                                SHARES      VALUE
COMMON STOCKS - 90.09%

AEROSPACE/DEFENSE - 0.94%

AAR Corp.                                         50,000 $  1,478,125
---------------------------------------------------------------------
BE Aerospace, Inc.(a)                             20,000      582,500
---------------------------------------------------------------------
Gulfstream Aerospace Corp.(a)                     40,000    1,860,000
---------------------------------------------------------------------
Precision Castparts Corp.                          9,300      496,388
---------------------------------------------------------------------
Sundstrand Corp.                                  22,900    1,311,025
---------------------------------------------------------------------
                                                            5,728,038
---------------------------------------------------------------------

AIR FREIGHT - 0.04%

AirNet Systems, Inc.(a)                           16,000      258,000
---------------------------------------------------------------------

AIRLINES - 0.50%

Continental Airlines, Inc.(a)                     40,000    2,435,000
---------------------------------------------------------------------
Southwest Airlines Co.                            20,000      592,500
---------------------------------------------------------------------
                                                            3,027,500
---------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.04%

Danaher Corp.                                      5,800      212,787
---------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.16%

Summit Bancorp                                    20,000      950,000
---------------------------------------------------------------------

BANKS (REGIONAL) - 1.48%

AmSouth Bancorporation                            30,000    1,179,375
---------------------------------------------------------------------
Crestar Financial Corp.                           20,200    1,102,162
---------------------------------------------------------------------
Golden State Bancorp, Inc.(a)                     40,000    1,190,000
---------------------------------------------------------------------
National Commerce Bancorporation                  15,000      628,125
---------------------------------------------------------------------
North Fork Bancorporation, Inc.                   60,000    1,466,250
---------------------------------------------------------------------
Star Banc Corp.                                   25,000    1,596,875
---------------------------------------------------------------------
TCF Financial Corp.                               40,000    1,180,000
---------------------------------------------------------------------
Zions Bancorp.                                    11,600      616,250
---------------------------------------------------------------------
                                                            8,959,037
---------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 0.26%

Coca-Cola Enterprises Inc.                        40,000    1,570,000
---------------------------------------------------------------------

BIOTECHNOLOGY - 0.39%

Biogen, Inc.(a)                                   31,000    1,519,000
---------------------------------------------------------------------
Curative Health Services, Inc.(a)                 29,700      846,500
---------------------------------------------------------------------
                                                            2,365,500
---------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.79%

CanWest Global Communications Corp. (Canada)      57,600      925,200
---------------------------------------------------------------------
Chancellor Media Corp.(a)                          7,272      361,100
---------------------------------------------------------------------
Clear Channel Communications, Inc.(a)             16,600    1,811,475
---------------------------------------------------------------------
Comcast Corp. - Class A                           55,000    2,232,656
---------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)             28,000    1,356,250
---------------------------------------------------------------------
Heftel Broadcasting Corp.                         22,100      988,975
---------------------------------------------------------------------
Jacor Communications, Inc.(a)                     27,500    1,622,500
---------------------------------------------------------------------

                                                                MARKET
                                                      SHARES    VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - (CONTINUED)

Liberty Media Group(a)                                   40,000  $ 1,552,500
----------------------------------------------------------------------------
                                                                  10,850,656
----------------------------------------------------------------------------

CHEMICALS - 0.35%

IMC Global, Inc.                                         35,000    1,054,375
----------------------------------------------------------------------------
NL Industries, Inc.                                       4,800       96,000
----------------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc. (Canada)               12,500      944,531
----------------------------------------------------------------------------
                                                                   2,094,906
----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 3.31%

ADC Telecommunications, Inc.(a)                          74,200    2,710,618
----------------------------------------------------------------------------
Andrew Corp.(a)                                          41,000      740,562
----------------------------------------------------------------------------
Aspect Telecommunications Corp.(a)                       40,000    1,095,000
----------------------------------------------------------------------------
Brightpoint, Inc.(a)                                     67,200      974,400
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                             37,100    1,924,562
----------------------------------------------------------------------------
ECI Telecommunications Ltd. (Israel)                     19,000      719,625
----------------------------------------------------------------------------
General Instrument Corp.(a)                              35,000      951,562
----------------------------------------------------------------------------
Nokia Oyj A.B. - Class A (Finland)                        8,600      635,520
----------------------------------------------------------------------------
Nokia Oyj A.B. - Class A - ADR (Finland)                 60,400    4,382,775
----------------------------------------------------------------------------
REMEC, Inc.(a)                                           27,500      312,812
----------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson - Class B (Sweden)       33,400      975,824
----------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson - ADR (Sweden)           64,600    1,849,175
----------------------------------------------------------------------------
Tellabs, Inc.(a)                                         39,800    2,850,675
----------------------------------------------------------------------------
                                                                  20,123,110
----------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 1.63%

Apple Computer, Inc.(a)                                  40,000    1,147,500
----------------------------------------------------------------------------
Comdisco, Inc.                                          165,200    3,138,800
----------------------------------------------------------------------------
Dell Computer Corp.(a)                                   51,000    4,733,437
----------------------------------------------------------------------------
IDX Systems Corp.(a)                                     19,000      875,187
----------------------------------------------------------------------------
                                                                   9,894,924
----------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.03%

Ascend Communications, Inc.(a)                          100,000    4,956,250
----------------------------------------------------------------------------
Cisco Systems, Inc.(a)                                   19,850    1,827,440
----------------------------------------------------------------------------
FORE Systems, Inc.(a)                                   117,000    3,100,500
----------------------------------------------------------------------------
Newbridge Networks Corp. (Canada)(a)                     38,500      921,593
----------------------------------------------------------------------------
3Com Corp.(a)                                            50,000    1,534,375
----------------------------------------------------------------------------
                                                                  12,340,158
----------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.62%

EMC Corp.(a)                                            111,200    4,983,150
----------------------------------------------------------------------------
Lexmark International Group, Inc.(a)                     40,200    2,452,200
----------------------------------------------------------------------------
Storage Technology Corp.(a)                              55,800    2,420,325
----------------------------------------------------------------------------
                                                                   9,855,675
----------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                    MARKET
                                          SHARES     VALUE
COMPUTERS (SOFTWARE & SERVICES) - 11.27%

Advanced Fibre Communications, Inc.(a)     30,000 $ 1,201,875
-------------------------------------------------------------
America Online, Inc.                       71,000   7,526,000
-------------------------------------------------------------
Aspect Development, Inc.(a)                20,000   1,512,500
-------------------------------------------------------------
BMC Software, Inc.(a)                     133,400   6,928,462
-------------------------------------------------------------
Cadence Design Systems, Inc.(a)           135,900   4,246,875
-------------------------------------------------------------
CBT Group PLC - ADR (Ireland)(a)            1,800      96,300
-------------------------------------------------------------
Citrix Systems, Inc.(a)                    28,700   1,962,362
-------------------------------------------------------------
Computer Associates International, Inc.    29,950   1,664,096
-------------------------------------------------------------
Computer Sciences Corp.(a)                 50,800   3,251,200
-------------------------------------------------------------
Compuware Corp.(a)                         93,300   4,769,962
-------------------------------------------------------------
Concord EFS, Inc.(a)                      177,300   4,631,962
-------------------------------------------------------------
Electronic Arts, Inc.(a)                   39,000   2,106,000
-------------------------------------------------------------
Gemstar International Group Ltd.(a)        25,000     935,937
-------------------------------------------------------------
HBO & Co.                                 189,376   6,675,504
-------------------------------------------------------------
HNC Software Inc.(a)                       25,000   1,020,312
-------------------------------------------------------------
Intuit, Inc.(a)                            27,000   1,653,750
-------------------------------------------------------------
J.D. Edwards & Co.(a)                      40,000   1,717,500
-------------------------------------------------------------
Microsoft Corp.(a)                         17,600   1,907,400
-------------------------------------------------------------
Parametric Technology Co.(a)              117,100   3,176,337
-------------------------------------------------------------
Platinum Technology(a)                     45,800   1,308,162
-------------------------------------------------------------
Sterling Commerce Inc.(a)                  75,055   3,640,167
-------------------------------------------------------------
Sterling Software, Inc.(a)                 63,600   1,880,175
-------------------------------------------------------------
Symantec Corp.(a)                          20,000     522,500
-------------------------------------------------------------
Synopsys, Inc.(a)                          51,000   2,333,250
-------------------------------------------------------------
Tecnomatix Technologies Ltd. (Israel)(a)   16,900     338,000
-------------------------------------------------------------
Wind River Systems(a)                      40,000   1,435,000
-------------------------------------------------------------
                                                   68,441,588
-------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.25%

Action Performance Companies, Inc.(a)      16,000     515,000
-------------------------------------------------------------
Blyth Industries, Inc.(a)                  30,400   1,010,800
-------------------------------------------------------------
                                                    1,525,800
-------------------------------------------------------------

CONSUMER FINANCE - 3.23%

Capital One Financial Corp.                39,100   4,855,731
-------------------------------------------------------------
Countrywide Credit Industries, Inc.        23,400   1,187,550
-------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)         51,300   1,846,800
-------------------------------------------------------------
Household International, Inc.             101,400   5,044,650
-------------------------------------------------------------
IMC Mortgage Co.(a)                        52,000     549,250
-------------------------------------------------------------
MBNA Corp.                                 78,987   2,606,571
-------------------------------------------------------------
Providian Financial Corp.                  20,000   1,571,250
-------------------------------------------------------------
SLM Holding Corp.                          40,050   1,962,450
-------------------------------------------------------------
                                                   19,624,252
-------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 1.75%

Bergen Brunswig Corp. - Class A            37,700   1,748,337
-------------------------------------------------------------
Cardinal Health, Inc.                      48,625   4,558,593
-------------------------------------------------------------

                                                     MARKET
                                            SHARES    VALUE
DISTRIBUTORS (FOOD & HEALTH) - (CONTINUED)

McKesson Corp.                              53,200 $ 4,322,500
--------------------------------------------------------------
                                                    10,629,430
--------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.74%

American Power Conversion Corp.(a)          49,800   1,494,000
--------------------------------------------------------------
Avid Technology, Inc.(a)                    18,700     626,450
--------------------------------------------------------------
Berg Electronics Corp.(a)                   27,200     532,100
--------------------------------------------------------------
Molex, Inc.                                  4,300     107,500
--------------------------------------------------------------
Sanmina Corp.(a)                            42,600   1,847,775
--------------------------------------------------------------
SCI Systems, Inc.(a)                        59,400   2,234,925
--------------------------------------------------------------
Solectron Corp.(a)                          49,200   2,069,475
--------------------------------------------------------------
Symbol Technologies, Inc.                   44,250   1,670,437
--------------------------------------------------------------
                                                    10,582,662
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.13%

Arrow Electronics, Inc.(a)                  37,300     811,275
--------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.09%

General Motors Corp. - Class H(a)           12,300     579,637
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.36%

Perkin-Elmer Corp.                          16,200   1,007,437
--------------------------------------------------------------
Waters Corp.(a)                             20,000   1,178,750
--------------------------------------------------------------
                                                     2,186,187
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 2.52%

Advanced Micro Devices, Inc.(a)             40,000     682,500
--------------------------------------------------------------
Altera Corp.(a)                             30,900     913,481
--------------------------------------------------------------
Burr-Brown Corp.(a)                         41,550     872,550
--------------------------------------------------------------
Linear Technology Corp.                     40,000   2,412,500
--------------------------------------------------------------
LSI Logic Corp.(a)                          30,600     705,712
--------------------------------------------------------------
Maxim Integrated Products, Inc.(a)          92,800   2,940,600
--------------------------------------------------------------
Microchip Technology, Inc.(a)               75,500   1,972,437
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                         39,500   1,851,562
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)              56,000   1,729,000
--------------------------------------------------------------
Xilinx, Inc.(a)                             36,300   1,234,200
--------------------------------------------------------------
                                                    15,314,542
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.18%

KLA-Tencor Corp.(a)                         40,000   1,107,500
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.58%

FINOVA Group, Inc.                          40,000   2,265,000
--------------------------------------------------------------
MGIC Investment Corp.                       53,100   3,030,018
--------------------------------------------------------------
Newcourt Credit Group, Inc. (Canada)        41,600   2,046,200
--------------------------------------------------------------
SunAmerica, Inc.                            38,800   2,228,575
--------------------------------------------------------------
                                                     9,569,793
--------------------------------------------------------------

FOODS - 0.25%

Suiza Foods Corp.(a)                        25,500   1,522,031
--------------------------------------------------------------

FOOTWEAR - 0.33%

Adidas Salomon A.G. (Germany)                7,000   1,220,817
--------------------------------------------------------------
Wolverine World Wide, Inc.                  37,900     821,956
--------------------------------------------------------------
                                                     2,042,773
--------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND
20

                                                           MARKET
                                                 SHARES     VALUE
GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.20%

International Game Technology                     50,000 $ 1,212,500
--------------------------------------------------------------------

GOLD & PRECIOUS METALS MINING - 0.17%

Barrick Gold Corp. (Canada)                       28,000     537,250
--------------------------------------------------------------------
Battle Mountain Gold Co.                          85,000     504,687
--------------------------------------------------------------------
                                                           1,041,937
--------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.25%

Alpharma, Inc.                                    12,750     280,500
--------------------------------------------------------------------
Biovail Corporation International (Canada)(a)     10,000     320,000
--------------------------------------------------------------------
Columbia Laboratories, Inc.(a)                    20,000     115,000
--------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)                     35,000     783,125
--------------------------------------------------------------------
Elan Corp. PLC-ADR (Ireland)(a)                   49,100   3,157,743
--------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      42,400   1,515,800
--------------------------------------------------------------------
Jones Medical Industries, Inc.                    62,500   2,070,312
--------------------------------------------------------------------
Mylan Laboratories, Inc.                          84,000   2,525,250
--------------------------------------------------------------------
Parexel International Corp.(a)                    13,300     483,787
--------------------------------------------------------------------
R.P. Scherer Corp.(a)                              6,100     540,612
--------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                   40,000   1,867,500
--------------------------------------------------------------------
                                                          13,659,629
--------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 2.30%

Health Management Associates, Inc. - Class A(a)  194,668   6,509,211
--------------------------------------------------------------------
Quorum Health Group, Inc.(a)                      69,500   1,841,750
--------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         52,065   1,627,031
--------------------------------------------------------------------
Universal Health Services, Inc. - Class B(a)      68,400   3,992,850
--------------------------------------------------------------------
                                                          13,970,842
--------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 1.33%

Beverly Enterprises, Inc.(a)                      57,200     790,075
--------------------------------------------------------------------
Health Care and Retirement Corp.(a)               49,900   1,967,931
--------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                             199,500   5,324,156
--------------------------------------------------------------------
                                                           8,082,162
--------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 1.28%

Concentra Managed Care, Inc.(a)                   53,500   1,391,000
--------------------------------------------------------------------
Express Scripts, Inc. - Class A(a)                21,800   1,757,625
--------------------------------------------------------------------
First Health Group Corporation(a)                 40,000   1,140,000
--------------------------------------------------------------------
PacifiCare Health Systems, Inc. - Class B(a)      27,500   2,430,312
--------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                        28,500   1,031,343
--------------------------------------------------------------------
                                                           7,750,280
--------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 2.82%

Alza Corp.(a)                                     40,000   1,730,000
--------------------------------------------------------------------
Covance, Inc.(a)                                  82,525   1,856,812
--------------------------------------------------------------------
Lincare Holdings, Inc.(a)                         78,400   3,297,700
--------------------------------------------------------------------
Omnicare, Inc.                                   130,400   4,971,500
--------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)           15,000     314,062
--------------------------------------------------------------------
Quintiles Transnational Corp.(a)                  35,600   1,751,075
--------------------------------------------------------------------

                                                      MARKET
                                            SHARES     VALUE
HEALTH CARE (SPECIALIZED SERVICES) - (CONTINUED)

Total Renal Care Holdings, Inc.(a)           92,333 $ 3,185,488
---------------------------------------------------------------
Transition Systems, Inc.(a)                     600       6,375
---------------------------------------------------------------
                                                     17,113,012
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.19%

Allegiance Corp.                             40,000   2,050,000
---------------------------------------------------------------
Arterial Vascular Engineering, Inc.(a)       37,400   1,337,050
---------------------------------------------------------------
Becton, Dickinson & Co.                      35,500   2,755,685
---------------------------------------------------------------
Biomet, Inc.                                 50,900   1,682,881
---------------------------------------------------------------
Boston Scientific Corp.(a)                   25,000   1,790,625
---------------------------------------------------------------
Guidant Corp.                                47,300   3,373,081
---------------------------------------------------------------
Henry Schein, Inc.(a)                        34,985   1,613,683
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)                 12,000   1,038,750
---------------------------------------------------------------
St. Jude Medical, Inc.(a)                    32,000   1,178,000
---------------------------------------------------------------
Stryker Corp.                                14,200     544,925
---------------------------------------------------------------
Sybron International Corp.(a)                79,400   2,004,850
---------------------------------------------------------------
                                                     19,369,530
---------------------------------------------------------------

HOMEBUILDING - 0.59%

Clayton Homes, Inc.                         117,300   2,228,700
---------------------------------------------------------------
Fleetwood Enterprises, Inc.                  14,000     560,000
---------------------------------------------------------------
Kaufman and Broad Home Corporation           24,600     781,050
---------------------------------------------------------------
                                                      3,569,750
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES - 0.29%

Leggett & Platt, Inc.                        70,000   1,750,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.23%

Fort James Corp.                             31,400   1,397,300
---------------------------------------------------------------

HOUSEWARES - 0.27%

Central Garden and Pet Co.(a)                10,000     311,250
---------------------------------------------------------------
Rubbermaid, Inc.                             40,000   1,327,500
---------------------------------------------------------------
                                                      1,638,750
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.83%

AFLAC Inc.                                   50,000   1,515,625
---------------------------------------------------------------
Provident Companies, Inc.                    60,000   2,070,000
---------------------------------------------------------------
ReliaStar Financial Corp.                    30,000   1,440,000
---------------------------------------------------------------
                                                      5,025,625
---------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.18%

Allmerica Financial Corp.                    17,000   1,105,000
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.76%

Executive Risk Inc.                          17,900   1,320,125
---------------------------------------------------------------
Mercury General Corp.                        33,200   2,135,175
---------------------------------------------------------------
Progressive Corp.                             8,200   1,156,200
---------------------------------------------------------------
                                                      4,611,500
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.39%

Edwards (A.G.), Inc.                         25,000   1,067,187
---------------------------------------------------------------
Paine Webber Group Inc.                      30,000   1,286,250
---------------------------------------------------------------
                                                      2,353,437
---------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                   MARKET
                                          SHARES    VALUE
INVESTMENT MANAGEMENT - 0.62%

Franklin Resources, Inc.                  37,600 $ 2,030,400
------------------------------------------------------------
T. Rowe Price Associates, Inc.            46,800   1,757,925
------------------------------------------------------------
                                                   3,788,325
------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.59%

Harley-Davidson, Inc.                     74,000   2,867,500
------------------------------------------------------------
North Face, Inc. (The)(a)                 12,500     300,000
------------------------------------------------------------
Speedway Motorsports, Inc.(a)             15,900     406,443
------------------------------------------------------------
                                                   3,573,943
------------------------------------------------------------

LODGING-HOTELS - 0.27%

Promus Hotel Corp.(a)                     42,543   1,637,905
------------------------------------------------------------
Sunburst Hospitality Corp. (a)             3,700      25,669
------------------------------------------------------------
                                                   1,663,574
------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.74%

AMETEK, Inc.                               9,000     263,812
------------------------------------------------------------
Crane Co.                                 11,600     563,325
------------------------------------------------------------
Hillenbrand Industries, Inc.              21,500   1,290,000
------------------------------------------------------------
Pentair, Inc.                             14,500     616,250
------------------------------------------------------------
Tyco International Ltd.                   27,936   1,759,968
------------------------------------------------------------
                                                   4,493,355
------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.66%

Avery Dennison Corp.                      22,000   1,182,500
------------------------------------------------------------
Coflexip S.A. (France)                    17,600   1,075,800
------------------------------------------------------------
US Filter Corp.(a)                        63,100   1,770,743
------------------------------------------------------------
                                                   4,029,043
------------------------------------------------------------

METAL FABRICATORS - 0.17%

Kennametal, Inc.                          25,000   1,043,750
------------------------------------------------------------

NATURAL GAS - 0.61%

Equitable Resources, Inc.                 30,100     918,050
------------------------------------------------------------
KN Energy, Inc.                           51,000   2,763,562
------------------------------------------------------------
                                                   3,681,612
------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.17%

Herman Miller, Inc.                       28,000     680,750
------------------------------------------------------------
HON INDUSTRIES, Inc.                       9,800     333,200
------------------------------------------------------------
                                                   1,013,950
------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 3.42%

Baker Hughes, Inc.                        20,100     694,706
------------------------------------------------------------
BJ Services Co.(a)                        64,700   1,880,343
------------------------------------------------------------
Cooper Cameron Corp.(a)                   44,000   2,244,000
------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)   30,200     653,075
------------------------------------------------------------
EVI Weatherford, Inc.(a)                  29,100   1,080,337
------------------------------------------------------------
Global Industries Ltd.(a)                 95,000   1,603,125
------------------------------------------------------------
Input/Output, Inc.(a)                     58,500   1,042,031
------------------------------------------------------------

                                                            MARKET
                                                  SHARES    VALUE
OIL & GAS (DRILLING & EQUIPMENT) - (CONTINUED)

Marine Drilling Companies, Inc.(a)                 62,000 $  992,000
--------------------------------------------------------------------
National-Oilwell, Inc.(a)                          36,600    981,337
--------------------------------------------------------------------
Noble Drilling Corp.(a)                            35,200    847,000
--------------------------------------------------------------------
Patterson Energy, Inc.(a)                          50,000    489,062
--------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)               60,000  1,177,500
--------------------------------------------------------------------
Pride International, Inc.(a)                       73,000  1,236,437
--------------------------------------------------------------------
R&B Falcon Corporation(a)                          36,000    814,500
--------------------------------------------------------------------
Smith International, Inc.(a)                       35,300  1,228,881
--------------------------------------------------------------------
Varco International, Inc.(a)                      100,000  1,981,250
--------------------------------------------------------------------
Veritas DGC, Inc.(a)                               35,800  1,787,762
--------------------------------------------------------------------
                                                          20,733,346
--------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.89%

Apache Corp.                                       30,000    945,000
--------------------------------------------------------------------
Burlington Resources, Inc.                         29,100  1,253,118
--------------------------------------------------------------------
Ocean Energy, Inc.(a)                              60,840  1,190,182
--------------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)                 80,000    860,000
--------------------------------------------------------------------
Stolt Comex Seaway, S.A. (United Kingdom)(a)       40,000    775,000
--------------------------------------------------------------------
Stolt Comex Seaway, S.A.-ADR (United Kingdom)(a)   20,000    350,000
--------------------------------------------------------------------
                                                           5,373,300
--------------------------------------------------------------------

PERSONAL CARE - 0.40%

Rexall Sundown, Inc.(a)                            68,400  2,411,100
--------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.35%

AES Corp.(a)                                       40,000  2,102,500
--------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 0.16%

A.H. Belo Corp.                                    40,000    975,000
--------------------------------------------------------------------

RESTAURANTS - 1.02%

Brinker International, Inc.(a)                     55,000  1,058,750
--------------------------------------------------------------------
CKE Restaurants, Inc.                              54,490  2,247,712
--------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.             29,500    936,625
--------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                        21,000    819,000
--------------------------------------------------------------------
Starbucks Corp.(a)                                 20,700  1,106,156
--------------------------------------------------------------------
                                                           6,168,243
--------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.52%

Lowe's Companies, Inc.                             77,200  3,131,425
--------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.52%

Best Buy Co., Inc.(a)                              30,000  1,083,750
--------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      38,500  1,925,000
--------------------------------------------------------------------
Circuit City Stores - Circuit City Group           28,000  1,312,500
--------------------------------------------------------------------
Ingram Micro, Inc. - Class A(a)                    35,400  1,566,450
--------------------------------------------------------------------
Tandy Corp.                                        25,000  1,326,562
--------------------------------------------------------------------
Tech Data Corp.(a)                                 46,800  2,006,550
--------------------------------------------------------------------
                                                           9,220,812
--------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND
22

                                                MARKET
                                      SHARES     VALUE
RETAIL (DEPARTMENT STORES) - 0.54%

Kohl's Corp.(a)                        36,800 $ 1,909,000
---------------------------------------------------------
Proffitt's, Inc.(a)                    34,200   1,380,825
---------------------------------------------------------
                                                3,289,825
---------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.92%

Dollar General Corp.                   30,002   1,186,954
---------------------------------------------------------
Dollar Tree Stores, Inc.(a)            56,475   2,294,296
---------------------------------------------------------
Family Dollar Stores, Inc.             66,000   1,221,000
---------------------------------------------------------
Ross Stores, Inc.                      20,000     860,000
---------------------------------------------------------
                                                5,562,250
---------------------------------------------------------

RETAIL (DRUG STORES) - 0.89%

CVS Corp.                              37,546   1,461,947
---------------------------------------------------------
Rite Aid Corp.                        104,560   3,927,535
---------------------------------------------------------
                                                5,389,482
---------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.64%

Kroger Co.(a)                         101,700   4,360,387
---------------------------------------------------------
Safeway, Inc.(a)                      137,400   5,590,462
---------------------------------------------------------
                                                9,950,849
---------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.97%

Costco Companies, Inc.(a)              23,400   1,475,662
---------------------------------------------------------
Dayton Hudson Corp.                    40,400   1,959,400
---------------------------------------------------------
Fred Meyer, Inc.(a)                    57,820   2,457,350
---------------------------------------------------------
                                                5,892,412
---------------------------------------------------------

RETAIL (SPECIALTY) - 3.24%

AutoZone, Inc.(a)                      55,000   1,756,562
---------------------------------------------------------
Bed Bath & Beyond, Inc.(a)             35,500   1,839,343
---------------------------------------------------------
Finish Line, Inc. (The) - Class A(a)   19,100     537,187
---------------------------------------------------------
General Nutrition Companies, Inc.(a)   26,200     815,475
---------------------------------------------------------
Hollywood Entertainment Corp.(a)       67,800     919,537
---------------------------------------------------------
Inacom Corp.(a)                        20,600     654,050
---------------------------------------------------------
Michaels Stores, Inc.(a)               48,500   1,711,140
---------------------------------------------------------
Office Depot, Inc.(a)                  84,400   2,663,875
---------------------------------------------------------
OfficeMax, Inc.(a)                     50,000     825,000
---------------------------------------------------------
PETsMART, Inc.(a)                     119,400   1,194,000
---------------------------------------------------------
Staples, Inc.(a)                      190,087   5,500,642
---------------------------------------------------------
Williams-Sonoma, Inc.(a)               40,000   1,272,500
---------------------------------------------------------
                                               19,689,311
---------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 1.68%

Abercrombie & Fitch Co. - Class A(a)   30,100   1,324,400
---------------------------------------------------------
Gap, Inc. (The)                        49,050   3,022,706
---------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         83,625   2,759,625
---------------------------------------------------------
Stage Stores, Inc.(a)                  13,200     597,300
---------------------------------------------------------
TJX Companies, Inc.                   103,000   2,484,875
---------------------------------------------------------
                                               10,188,906
---------------------------------------------------------

                                                         MARKET
                                               SHARES    VALUE


SAVINGS & LOAN COMPANIES - 0.44%

Charter One Financial, Inc.                     36,000 $1,212,750
-----------------------------------------------------------------
Dime Bancorp, Inc.                              48,000  1,437,000
-----------------------------------------------------------------
                                                        2,649,750
-----------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.35%

Cognizant Corp.                                 25,000  1,575,000
-----------------------------------------------------------------
Omnicom Group, Inc.                             61,300  3,057,337
-----------------------------------------------------------------
Outdoor Systems, Inc.(a)                        57,000  1,596,000
-----------------------------------------------------------------
Snyder Communications, Inc.(a)                  45,000  1,980,000
-----------------------------------------------------------------
                                                        8,208,337
-----------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 2.01%

ChoicePoint, Inc.(a)                            12,500    632,812
-----------------------------------------------------------------
Cintas Corp.                                    33,000  1,683,000
-----------------------------------------------------------------
Equity Corp. International(a)                   32,800    787,200
-----------------------------------------------------------------
Service Corp. International                    129,000  5,530,875
-----------------------------------------------------------------
Stewart Enterprises, Inc. - Class A            107,500  2,862,187
-----------------------------------------------------------------
Viad Corp.                                      25,000    693,750
-----------------------------------------------------------------
                                                       12,189,824
-----------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.37%

Cambridge Technology Partners, Inc.(a)          24,200  1,321,925
-----------------------------------------------------------------
Gartner Group, Inc. - Class A(a)                40,000  1,400,000
-----------------------------------------------------------------
Shared Medical Systems Corp.                    37,000  2,717,188
-----------------------------------------------------------------
SunGard Data Systems Inc.(a)                    75,200  2,885,800
-----------------------------------------------------------------
                                                        8,324,913
-----------------------------------------------------------------

SERVICES (DATA PROCESSING) - 3.19%

Affiliated Computer Services, Inc.(a)           30,500  1,174,250
-----------------------------------------------------------------
Billing Concepts Corp.(a)                       62,000    961,000
-----------------------------------------------------------------
Ceridian Corp.(a)                               37,700  2,214,875
-----------------------------------------------------------------
CSG Systems International, Inc.(a)              34,900  1,635,937
-----------------------------------------------------------------
DST Systems, Inc.(a)                            30,300  1,696,800
-----------------------------------------------------------------
Equifax, Inc.                                   14,000    508,375
-----------------------------------------------------------------
Fiserv, Inc.(a)                                 77,850  3,306,192
-----------------------------------------------------------------
National Data Corp.                             48,000  2,100,000
-----------------------------------------------------------------
Paychex, Inc.                                   72,975  2,969,170
-----------------------------------------------------------------
PMT Services, Inc.(a)                           50,500  1,284,593
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR (Ireland)(a)    30,000  1,503,750
-----------------------------------------------------------------
                                                       19,354,942
-----------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.10%

AccuStaff, Inc.(a)                              20,000    625,000
-----------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.15%

Corrections Corp. of America(a)                 40,000    940,000
-----------------------------------------------------------------

SPECIALTY PRINTING - 0.22%

Valassis Communications, Inc.(a)                35,000  1,349,687
-----------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                        MARKET
                                            SHARES      VALUE
TELECOMMUNICATIONS - 0.00%

ITC Deltacom, Inc.                               100 $      4,273
-----------------------------------------------------------------

TELEPHONE - 0.45%

Century Telephone Enterprises                 35,800    1,642,325
-----------------------------------------------------------------
Cincinnati Bell, Inc.                         37,800    1,082,025
-----------------------------------------------------------------
                                                        2,724,350
-----------------------------------------------------------------

TEXTILES (APPAREL) - 2.02%

Fruit of The Loom, Inc. - Class A(a)          20,000      663,750
-----------------------------------------------------------------
Jones Apparel Group, Inc.(a)                  83,800    3,063,937
-----------------------------------------------------------------
Liz Claiborne, Inc.                           24,100    1,259,225
-----------------------------------------------------------------
Nautica Enterprises, Inc.(a)                  39,000    1,045,687
-----------------------------------------------------------------
St. John Knits, Inc.                          26,700    1,031,287
-----------------------------------------------------------------
Tommy Hilfiger Corp.(a)                       57,100    3,568,750
-----------------------------------------------------------------
Warnaco Group, Inc. (The)                     38,000    1,612,625
-----------------------------------------------------------------
                                                       12,245,261
-----------------------------------------------------------------

TEXTILES (HOME FURNISHINGS) - 0.10%

Shaw Industries, Inc.                         35,000      616,875
-----------------------------------------------------------------

TRUCKERS - 0.08%

J.B. Hunt Transport Services, Inc.            13,500      480,938
-----------------------------------------------------------------

WASTE MANAGEMENT - 1.32%

American Disposal Services, Inc.(a)           39,800    1,865,625
-----------------------------------------------------------------
Republic Services, Inc.                       34,300      823,200
-----------------------------------------------------------------
Thermo Instrument Systems Inc.(a)             13,200      346,500
-----------------------------------------------------------------
USA Waste Services, Inc.(a)                  101,675    5,020,203
-----------------------------------------------------------------
                                                        8,055,528
-----------------------------------------------------------------
  Total Common Stocks (Cost $376,313,593)             546,955,006
-----------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 0.06%

FINANCIAL (DIVERSIFIED) - 0.06%

MGIC Investment Corp. - $3.12 Conv. Pfd.       3,500      334,687
-----------------------------------------------------------------
  Total Convertible Preferred Stocks
   (Cost $234,028)                                        334,687
-----------------------------------------------------------------

WARRANTS - 0.03%

BANKS (REGIONAL) - 0.03%

Golden State Bancorp, Litigation Wts.,
 expiring 01/01/01(a) (Cost $227,318)         40,000      212,500
-----------------------------------------------------------------

                                                     PRINCIPAL     MARKET
                                                       AMOUNT      VALUE
CONVERTIBLE CORPORATE BONDS - 0.27%

COMPUTERS (PERIPHERALS) - 0.18%

EMC Corp., Conv. Sub. Notes, 3.25%, 03/15/02         $  550,000 $  1,130,822
-----------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.09%

Alza Corp., Conv. LYON, 5.25%, 07/14/14(b)              900,000      528,201
-----------------------------------------------------------------------------
  Total Convertible Corporate Bonds
   (Cost $1,300,637)                                               1,659,023
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 9.63%(c)

Dean Witter Reynolds, Inc., 6.10%, 07/01/98(d)       29,346,225   29,346,225
-----------------------------------------------------------------------------
Dresdner Kleinwort Benson North America LLC, 5.58%,
 07/01/98(e)                                         29,090,936   29,090,936
-----------------------------------------------------------------------------
  Total Repurchase Agreements
   (Cost $58,437,161)                                             58,437,161
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.08%                                      607,598,377
-----------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.08%)                             (481,275)
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $607,117,102
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreements entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.
(e) Joint repurchase agreements entered into 06/30/98 with a maturing value of $70,011,375. Collateralized by $71,382,000 U.S. Government obligations, 0% to 6.30% due 07/02/98 to 12/03/01 with an aggregate market value at 06/30/98 of $71,404,458.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
LYON  - Liquid Yield Option Notes
Pfd.  - Preferred
Sub.  - Subordinated
Wts.  - Warrants



See Notes to Financial Statements.

                      AIM V.I. CAPITAL APPRECIATION FUND
24

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost $436,512,737)          $607,598,377
----------------------------------------------------------------------
Foreign currencies, at value (cost $2,733)                       2,696
----------------------------------------------------------------------
Receivables for:
 Investments sold                                            1,437,335
----------------------------------------------------------------------
 Capital stock sold                                            623,479
----------------------------------------------------------------------
 Dividends and interest                                        150,805
----------------------------------------------------------------------
Investment for deferred compensation plan                       20,527
----------------------------------------------------------------------
Other assets                                                       769
----------------------------------------------------------------------
  Total assets                                             609,833,988
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       2,147,933
----------------------------------------------------------------------
 Capital stock reacquired                                      203,776
----------------------------------------------------------------------
 Deferred compensation plan                                     20,527
----------------------------------------------------------------------
Accrued advisory fees                                          299,013
----------------------------------------------------------------------
Accrued directors' fees                                          2,484
----------------------------------------------------------------------
Accrued administrative services fees                             3,506
----------------------------------------------------------------------
Accrued operating expenses                                      39,647
----------------------------------------------------------------------
  Total liabilities                                          2,716,886
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $607,117,102
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                24,738,893
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      24.54
======================================================================



STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                                         $ 1,397,812
-----------------------------------------------------------------------------
Dividends (net of $14,565 foreign withholding tax)                   745,863
-----------------------------------------------------------------------------
  Total investment income                                          2,143,675
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      1,756,898
-----------------------------------------------------------------------------
Administrative services fees                                          21,036
-----------------------------------------------------------------------------
Custodian fees                                                        62,162
-----------------------------------------------------------------------------
Directors' fees and expenses                                           5,394
-----------------------------------------------------------------------------
Organizational costs                                                     965
-----------------------------------------------------------------------------
Other                                                                 52,858
-----------------------------------------------------------------------------
  Total expenses                                                   1,899,313
-----------------------------------------------------------------------------
Less: Expenses paid indirectly                                          (750)
-----------------------------------------------------------------------------
  Net expenses                                                     1,898,563
-----------------------------------------------------------------------------
Net investment income                                                245,112
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                            8,483,731
-----------------------------------------------------------------------------
  Foreign currencies                                                   1,259
-----------------------------------------------------------------------------
  Option contracts                                                      (255)
-----------------------------------------------------------------------------
                                                                   8,484,735
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                                           59,303,550
-----------------------------------------------------------------------------
  Foreign currencies                                                     (51)
-----------------------------------------------------------------------------
                                                                  59,303,499
-----------------------------------------------------------------------------
  Net gain from investment securities, foreign currencies and
   option contracts                                               67,788,234
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $68,033,346
=============================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                    JUNE 30,   DECEMBER 31,
                                                      1998         1997
                                                  ------------ ------------
OPERATIONS:

 Net investment income                            $    245,112 $    914,009
----------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and option contracts            8,484,735   16,155,941
----------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities                                        59,303,499   35,953,703
----------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      68,033,346   53,023,653
----------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                     --     (536,874)
----------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                                      --   (6,902,664)
----------------------------------------------------------------------------
Net increase from capital stock transactions        16,303,678  107,132,798
----------------------------------------------------------------------------
   Net increase in net assets                       84,337,024  152,716,913
----------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                               522,780,078  370,063,165
----------------------------------------------------------------------------
 End of period                                    $607,117,102 $522,780,078
============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)       $410,712,399 $394,408,721
----------------------------------------------------------------------------
 Undistributed net investment income                 1,121,655      876,543
----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and
  option contracts                                  24,197,459   15,712,724
----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and futures contracts                            171,085,589  111,782,090
----------------------------------------------------------------------------
                                                  $607,117,102 $522,780,078
============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Capital Appreciation Fund (the "Fund"). The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
 The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally

                      AIM V.I. CAPITAL APPRECIATION FUND
26
   determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $21,036 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,723 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $750 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $750 during the six months ended June 30, 1998.

                      AIM V.I. CAPITAL APPRECIATION FUND

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1998 was $185,658,989 and $200,827,179, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $181,424,235
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (10,546,510)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $170,877,725
===========================================================================

 Cost of investments for tax purposes is $436,720,652.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                JUNE 30, 1998           DECEMBER 31, 1997
                           ------------------------  -------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  -------------
Sold                        2,431,492  $ 56,512,750   9,656,144   $202,278,514
-------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                     --            --     357,327      7,439,538
-------------------------------------------------------------------------------
Reacquired                 (1,723,989)  (40,209,072) (5,025,910)  (102,585,254)
-------------------------------------------------------------------------------
                              707,503  $ 16,303,678   4,987,561  $ 107,132,798
===============================================================================

NOTE 7 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the six months ended June 30, 1998 are summarized as follows:

                        CALL OPTION
                         CONTRACTS
                     ------------------
                     NUMBER OF PREMIUMS
                     CONTRACTS RECEIVED
                     --------- --------
Beginning of period      --    $     --
----------------------------------------
Written                 684     196,009
----------------------------------------
Closed                 (326)    (88,187)
----------------------------------------
Expired                (188)    (11,648)
----------------------------------------
Exercised              (170)    (96,174)
----------------------------------------
End of period            --    $     --
========================================

                       AIM V.I. CAPITAL APPRECIATION FUND
28

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                              DECEMBER 31,                JANUARY 31,
                          JUNE 30,     ----------------------------     -----------------
                            1998         1997      1996      1995        1995      1994
                          --------     --------  --------  --------     -------   -------
Net asset value,
 beginning of period      $  21.75     $  19.43  $  16.55  $  12.05     $ 12.58   $ 10.00
------------------------  --------     --------  --------  --------     -------   -------
Income from investment
 operations:
  Net investment income       0.01         0.03      0.02      0.04        0.05        --
------------------------  --------     --------  --------  --------     -------   -------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                2.78         2.58      2.89      4.46       (0.54)     2.59
------------------------  --------     --------  --------  --------     -------   -------
   Total from investment
    operations                2.79         2.61      2.91      4.50       (0.49)     2.59
------------------------  --------     --------  --------  --------     -------   -------
Less distributions:
  Dividends from net
   investment income            --        (0.02)    (0.03)       --       (0.04)    (0.01)
------------------------  --------     --------  --------  --------     -------   -------
  Dividends from net
   realized gains               --        (0.27)       --        --          --        --
------------------------  --------     --------  --------  --------     -------   -------
   Total distributions          --        (0.29)    (0.03)       --       (0.04)    (0.01)
------------------------  --------     --------  --------  --------     -------   -------
Net asset value, end of
 period                   $  24.54     $  21.75  $  19.43  $  16.55     $ 12.05   $ 12.58
========================  ========     ========  ========  ========     =======   =======
Total return(a)              12.83%       13.51%    17.58%    37.38%      (3.91)%   25.90%
========================  ========     ========  ========  ========     =======   =======

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)    $607,117     $522,642  $370,063  $212,152     $88,177   $35,354
========================  ========     ========  ========  ========     =======   =======
Ratio of expenses to
 average net assets           0.67%(b)     0.68%     0.73%     0.75%(c)    0.84%     1.06%(c)
========================  ========     ========  ========  ========     =======   =======
Ratio of net investment
 income to average net
 assets                       0.09%(b)     0.18%     0.18%     0.39%(c)    0.46%     0.07%(c)
========================  ========     ========  ========  ========     =======   =======
Portfolio turnover rate         36%          65%       59%       37%         81%       34%
========================  ========     ========  ========  ========     =======   =======
Average brokerage
 commission rate(d)       $ 0.0560     $ 0.0577  $ 0.0592       N/A         N/A       N/A
========================  ========     ========  ========  ========     =======   =======

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $569,652,555.
(c) Annualized.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                      AIM V.I. CAPITAL APPRECIATION FUND

The Managers' Overview

NEW FUND CONTENDS WITH CHALLENGING
MARKET FOR SMALL-CAP STOCKS

A roundtable discussion with the Fund management team for AIM V.I. Capital Development Fund for the two-month period ended June 30, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
Q.  THE FUND COMMENCED SALES                minds, and the DJIA ended the reporting                  ---------------
ON MAY 1, 1998. HOW DID THE                 period slightly below its record level.
FUND PERFORM?                                                                                      We remain optimistic
A.  The Fund debuted just as the market     Q.  HOW DID SMALL-CAP STOCKS FARE?
began a difficult turn against small-cap    A.  As mentioned, the concerns about the                about the future of
stocks. As a result, the Fund produced a    Asian economy caused investors to favor
-4.70% total return for the period ended    large company stocks. Consequently, mid-               the small-cap market.
June 30, 1998. Similarly, the Russell 2000  and small-size stocks, like those targeted
Index, the benchmark for most small-cap     by the Fund, were hit hard by this shift of              ---------------
funds, produced a return of -5.19% for      market focus.
the same two-month period. While both           In addition to concerns about Asia,
the Fund and the small-cap arena in gen-    May and June saw an increase in the issu-
eral struggled during the reporting period, ance of stock by small-and mid-size         companies within that market niche that
it is important to keep in mind that two    companies. This resulted in a surplus of    are expected to experience rapid earnings
months is a very short period to measure    stock at a time of diminishing demand.      growth. We also look for growth stocks
the potential of any investment. Overall,   This hurt the performance of small-cap      that are reasonably priced relative to
we believe that the Fund owns stocks in     stocks as well.                             the underlying value of the company, its
good companies with strong fundamentals     Regardless, we remain optimistic about      industry, or the overall market. Ulti-
and should produce favorable returns in     the future of the small-cap market. The     mately, our goal is to create a diversified
the long run.                               popularity of large-cap stocks has caused   portfolio of small company stocks from a
                                            their prices to escalate and we believe     wide variety of industries and sectors. This
                                            many large-cap stocks are overvalued.       diversification helps reduce the negative
Q.  WHAT WERE SOME OF THE MAJOR             While the Asian crisis benefited large-cap  impact an event like the Asian crisis can
THEMES IN THE STOCK MARKET?                 stocks in the short-term, we believe the    have on the portfolio.
A.  The Fund commenced sales in what        market cannot survive on their momen-
appeared to be a promising environment.     tum alone. Over time, we believe concerns   Q.  DO YOU PLAN ON ALTERING THE PORT-
The stock market was in the midst of a      about Asia's currency woes will dissipate   FOLIO BECAUSE OF THE ASIAN CRISIS?
strong rally and early in May, the Dow      and investors will return to the faster     A.  While the fundamental approach to the
Jones Industrial Average (DJIA), an         growing and relatively undervalued stocks   market has remained the same, we have
unmanaged composite of the performance      owned by the Fund.                          had to re-evaluate our approach to the
of 30 large-company stocks, climbed to a                                                market as a result of events in Asia. Many
record height of 9200. However, shortly     Q.  WHAT CRITERIA DO YOU USE IN             small stocks have declined or under-
after the DJIA's record rise, new concerns  SELECTING SMALL-CAP STOCKS FOR              performed due to lack of liquidity. If the
about Asia's currency and market crises     THE PORTFOLIO?                              effects of the Asian crisis on the market
returned to dampen stock market perfor-     A.  The Fund primarily uses fundamental     persist, the Fund will most likely target
mance considerably. Investors shifted       analysis and secondarily uses economic      the more liquid small-cap names and names
their focus away from small- and mid-cap    and market judgments when selecting         with high consumer confidence in the
stocks and toward the perceived safety and  stocks. Small companies are generally       market. In addition, it may be in the Fund's
liquidity of large-cap stocks. At the       defined as those with less than $1 billion  best interest to increase its focus on
close of the reporting period, the          in market capitalization, and we target
"Asian Flu" remained in the forefront of
investors'

30                     AIM V.I. CAPITAL DEVELOPMENT FUND

TOP 10 EQUITY HOLDINGS

As of 6/30/98, based on total net assets

TOP TEN HOLDINGS                                    TOP TEN INDUSTRIES

 1. SunGard Data Systems Inc.          0.84%         1. Computers (Software & Services)            6.53%
 2. Just For Feet, Inc.                0.78          2. Retail (Specialty)                         4.30
 3. Linen's 'N Things, Inc.            0.67          3. Services (Commercial & Consumer)           1.17
 4. Medical Manager Corp.              0.60          4. Financial (Diversified)                    1.13
 5. Metals USA, Inc.                   0.56          5. Health Care (Specialized Services)         1.09
 6. BISYS Group, Inc.                  0.56          6. Communications Equipment                   1.03
 7. Nationwide Financial                             7. Services (Computer Services)               1.03
    Services, Inc. Class A             0.56          8. Health Care
 8. Network Associates, Inc.           0.52             (Medical Products & Supplies)              0.95
 9. Best Software, Inc.                0.52          9. Office Equipment & Supplies                0.92
10. Lamar Advertising Co.              0.49         10. Services (Advertising/Marketing)           0.87

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

successful small-cap names that have a              the Fund in the long-term.
relatively limited exposure to Asia.                    Overall, we believe the Fund owns
    Nevertheless, relative valuations of            stocks with promising growth potential.
small stocks to large stocks are at historic        The valuations of small-cap stocks relative
lows, and we expect that as companies               to large-cap stocks remain compelling.
report strong earnings, small-cap prices            And while profits for the largest companies
will benefit.                                       appear to be gravitating toward the single-digit
                                                    level, profits remain robust for smaller
Q.  WHAT IS YOUR OUTLOOK FOR                        companies. Though the Fund did not outperform
THE FUTURE?                                         large-company stocks in the short-term, we
A.  Inflation continues to be low in the            believe we are invested in fundamentally
U.S. and other developed countries. If              strong small-cap stocks that should perform
inflation remains contained, the Federal            well in the long-term.
Reserve Board (the Fed) should leave
monetary policy unchanged, as it has for                        --------------------
over a year now. However, Fed Chairman
Alan Greenspan, speaking to Congress in                   While the Asian crisis benefited
July, warned that the tight labor market
could eventually accelerate inflation. That              large-cap stocks in the short-term,
could cause the Fed to tighten monetary
policy and adversely affect stocks.                            we believe the market
    Despite some early setbacks, we
believe that it is too soon for discouragement                   cannot survive on
based on these short-term results. Short-term
performance is not a reasonable indicator                       their momentum alone.
of the value of the investments. Indeed,
market volatility could create some opportunities               --------------------
in certain market sectors that may actually benefit

                       AIM V.I. CAPITAL DEVELOPMENT FUND                      31

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                         MARKET
                                               SHARES    VALUE
COMMON STOCKS - 31.82%

BEVERAGES (NON-ALCOHOLIC) - 0.24%

Triarc Companies, Inc.(a)                          200 $    4,388
-----------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 1.03%

Aspect Telecommunications Corp.(a)                 200      5,475
-----------------------------------------------------------------
Comverse Technology, Inc.(a)                       100      5,187
-----------------------------------------------------------------
NICE-Systems Ltd. - ADR (Israel)(a)                100      3,750
-----------------------------------------------------------------
Tekelec(a)                                         100      4,475
-----------------------------------------------------------------
                                                           18,887
-----------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 6.53%

Advanced Fibre Communications, Inc.(a)             200      8,013
-----------------------------------------------------------------
Best Software, Inc.(a)                             450      9,505
-----------------------------------------------------------------
Cadence Design Systems, Inc.(a)                    200      6,250
-----------------------------------------------------------------
Compuware Corp.(a)                                 100      5,113
-----------------------------------------------------------------
DAOU Systems, Inc.(a)                              200      4,575
-----------------------------------------------------------------
Electronic Arts, Inc.(a)                           100      5,400
-----------------------------------------------------------------
Evolving Systems, Inc.(a)                          100      1,106
-----------------------------------------------------------------
Harbinger Corp.(a)                                 200      4,838
-----------------------------------------------------------------
Learning Company, Inc. (The)(a)                    250      7,406
-----------------------------------------------------------------
Mastech Corp.(a)                                   300      8,438
-----------------------------------------------------------------
Medical Manager Corp.(a)                           400     11,050
-----------------------------------------------------------------
Mercury Interactive Corp.(a)                       100      4,463
-----------------------------------------------------------------
Network Associates, Inc.(a)                        200      9,575
-----------------------------------------------------------------
Platinum Software Corp.(a)                         200      4,875
-----------------------------------------------------------------
Platinum Technology, Inc.(a)                       300      8,569
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)                         100      4,850
-----------------------------------------------------------------
Synopsys, Inc.(a)                                  100      4,575
-----------------------------------------------------------------
USWeb Corp.(a)                                     300      7,105
-----------------------------------------------------------------
Vantive Corp. (The)(a)                             200      4,100
-----------------------------------------------------------------
                                                          119,806
-----------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.36%

Blyth Industries, Inc.(a)                          200      6,650
-----------------------------------------------------------------

CONSUMER FINANCE - 0.17%

Cash American International, Inc.                  200      3,050
-----------------------------------------------------------------

CONTAINERS (METAL & GLASS) - 0.38%

Silgan Holdings, Inc.(a)                           250      7,000
-----------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.64%

AmeriSource Health Corp. - Class A(a)              100      6,568
-----------------------------------------------------------------
Weider Nutrition International, Inc.               300      5,100
-----------------------------------------------------------------
                                                           11,668
-----------------------------------------------------------------

                                                             MARKET
                                                   SHARES    VALUE
ELECTRONICS (INSTRUMENTATION) - 0.81%

CellStar Corp.(a)                                      500 $    6,469
---------------------------------------------------------------------
EFTC Corp.(a)                                          200      2,600
---------------------------------------------------------------------
Quanta Services, Inc.(a)                               400      5,875
---------------------------------------------------------------------
                                                               14,944
---------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.49%

Aspec Technology, Inc.(a)                              200      1,300
---------------------------------------------------------------------
Celecstica Inc.(a)                                     100      1,875
---------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                     100      3,169
---------------------------------------------------------------------
Microchip Technology, Inc.(a)                          100      2,613
---------------------------------------------------------------------
                                                                8,957
---------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.13%

Amresco, Inc.                                          300      8,738
---------------------------------------------------------------------
FirstCity Financial Corp.(a)                           200      5,800
---------------------------------------------------------------------
SEI Corp.                                              100      6,200
---------------------------------------------------------------------
                                                               20,738
---------------------------------------------------------------------

FOODS - 0.55%

American Italian Pasta Co. - Class A(a)                150      5,587
---------------------------------------------------------------------
Universal Foods Corp.                                  200      4,438
---------------------------------------------------------------------
                                                               10,025
---------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.39%

Forest Laboratories, Inc.(a)                           200      7,150
---------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.95%

Cyberonics, Inc.(a)                                    300      3,188
---------------------------------------------------------------------
Henry Schein, Inc.(a)                                  100      4,613
---------------------------------------------------------------------
Lifecore Biomedical, Inc.(a)                           200      3,300
---------------------------------------------------------------------
Steris Corp.(a)                                        100      6,359
---------------------------------------------------------------------
                                                               17,460
---------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 1.09%

Ocular Sciences, Inc.(a)                               200      6,500
---------------------------------------------------------------------
Summit Holding Southeast Inc.(a)                       250      7,969
---------------------------------------------------------------------
Ventana Medical Systems, Inc.(a)                       200      5,600
---------------------------------------------------------------------
                                                               20,069
---------------------------------------------------------------------

HOMEBUILDING - 0.12%

M/I Schottenstein Homes, Inc.                          100      2,163
---------------------------------------------------------------------

HOUSEWARES - 0.42%

Central Garden and Pet Co.(a)                          250      7,780
---------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.56%

Nationwide Financial Services, Inc. - Class A          200     10,200
---------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.66%

Amerin Corp.(a)                                        150      4,377
---------------------------------------------------------------------
Transatlantic Holdings, Inc.                           100      7,731
---------------------------------------------------------------------
                                                               12,108
---------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND
32

                                                              MARKET
                                                    SHARES    VALUE
INVESTMENT MANAGEMENT - 0.46%

Affiliated Managers Group, Inc.(a)                      100 $    3,713
----------------------------------------------------------------------
Waddell & Reed Financial, Inc.                          200      4,788
----------------------------------------------------------------------
                                                                 8,501
----------------------------------------------------------------------

INVESTMENTS - 0.14%

Sirrom Capital Corp.                                    100      2,600
----------------------------------------------------------------------

IRON & STEEL - 0.29%

Texas Industries, Inc.                                  100      5,300
----------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.86%

Alpine Group, Inc. (The)(a)                             200      4,150
----------------------------------------------------------------------
First Years, Inc. (The)                                 300      5,700
----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)                    300      6,018
----------------------------------------------------------------------
                                                                15,868
----------------------------------------------------------------------

METAL FABRICATORS - 0.56%

Metals USA, Inc.(a)                                     600     10,350
----------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.92%

Daisytek International Corp.(a)                         300      7,631
----------------------------------------------------------------------
Knoll, Inc.(a)                                          200      5,900
----------------------------------------------------------------------
School Specialty, Inc.(a)                               200      3,275
----------------------------------------------------------------------
                                                                16,806
----------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.31%

Atwood Oceanics, Inc.(a)                                 50      1,991
----------------------------------------------------------------------
EVI Weatherford, Inc.(a)                                100      3,713
----------------------------------------------------------------------
                                                                 5,704
----------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.58%

Forcenergy, Inc.(a)                                     200      3,563
----------------------------------------------------------------------
Stolt Comex Seaway, S.A. (United Kingdom)(a)            250      4,844
----------------------------------------------------------------------
Stolt Comex Seaway, S.A. - ADR (United Kingdom)(a)      125      2,188
----------------------------------------------------------------------
                                                                10,595
----------------------------------------------------------------------

PERSONAL CARE - 0.64%

Steiner Leisure Ltd.(a)                                 100      3,025
----------------------------------------------------------------------
Twinlab Corp.(a)                                        200      8,737
----------------------------------------------------------------------
                                                                11,762
----------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.11%

AMRESCO Capital Trust Inc.(a)                           150      1,941
----------------------------------------------------------------------

RESTAURANTS - 0.33%

Showbiz Pizza Time, Inc.(a)                             150      6,047
----------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.55%

Family Dollar Stores, Inc.                              300      5,550
----------------------------------------------------------------------
K & G Men's Center, Inc.(a)                             200      4,525
----------------------------------------------------------------------
                                                                10,075
----------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.41%

Wild Oats Markets Inc.(a)                               250      7,594
----------------------------------------------------------------------

                                                    MARKET
                                          SHARES    VALUE
RETAIL (SPECIALTY) - 4.30%

Finish Line, Inc. (The)-Class A(a)            200 $    5,625
------------------------------------------------------------
Just for Feet, Inc.(a)                        500     14,250
------------------------------------------------------------
Linens 'N Things, Inc.(a)                     400     12,225
------------------------------------------------------------
Michaels Stores, Inc.(a)                      200      7,056
------------------------------------------------------------
Musicland Stores Corp.(a)                     200      2,800
------------------------------------------------------------
Nutraceutical International Corp.(a)          250      2,625
------------------------------------------------------------
Petco Animal Supplies, Inc.(a)                200      3,987
------------------------------------------------------------
PETsMART, Inc.(a)                             800      8,000
------------------------------------------------------------
Pier 1 Imports, Inc.                          200      4,775
------------------------------------------------------------
Polo Ralph Lauren Corp.(a)                    200      5,600
------------------------------------------------------------
Rainbow Rentals Inc.(a)                       200      2,125
------------------------------------------------------------
West Marine, Inc.(a)                          100      1,800
------------------------------------------------------------
Zale Corp.(a)                                 250      7,952
------------------------------------------------------------
                                                      78,820
------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.37%

Stage Stores, Inc.(a)                         150      6,788
------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.87%

Hagler Bailly, Inc.(a)                        200      5,176
------------------------------------------------------------
Information Resources, Inc.(a)                100      1,850
------------------------------------------------------------
Lamar Advertising Co.(a)                      250      8,969
------------------------------------------------------------
                                                      15,995
------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.17%

American Residential Services, Inc.(a)        200      2,250
------------------------------------------------------------
Computer Learning Centers, Inc.(a)            250      6,219
------------------------------------------------------------
Metzler Group, Inc.(a)                        200      7,324
------------------------------------------------------------
Pegasus Systems, Inc.(a)                      100      2,563
------------------------------------------------------------
Primark Corp.(a)                              100      3,131
------------------------------------------------------------
                                                      21,487
------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.03%

Gartner Group, Inc. - Class A(a)              100      3,500
------------------------------------------------------------
SunGard Data Systems Inc.(a)                  400     15,350
------------------------------------------------------------
                                                      18,850
------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.74%

BISYS Group, Inc.(a)                          250     10,250
------------------------------------------------------------
CCC Information Services Group(a)             200      3,300
------------------------------------------------------------
                                                      13,550
------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.50%

Syntel, Inc.(a)                               200      6,250
------------------------------------------------------------
Vincam Group, Inc. (The)(a)                   150      2,943
------------------------------------------------------------
                                                       9,193
------------------------------------------------------------

TOBACCO - 0.16%

Schweitzer-Mauduit International, Inc.        100      2,900
------------------------------------------------------------
  Total Common Stocks (Cost $574,967)                583,769
------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                   PRINCIPAL      MARKET
                                                    AMOUNT        VALUE


U.S. TREASURY BILLS(b) - 48.13%

4.995%, 09/24/98 (Cost $882,632)                   $893,000(c)  $  882,900
---------------------------------------------------------------------------
Total Investments, excluding repurchase agreement
 (Cost $1,457,599)                                               1,466,669
---------------------------------------------------------------------------

REPURCHASE AGREEMENT(d) - 21.63%

Dean Witter Reynolds Inc., 6.10%
 07/01/98(e) (Cost $396,900)                        396,900        396,900
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.58%                                      1,863,569
---------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS  - (1.58)%                           (28,947)
---------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $1,834,622
===========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreeements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 6/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:
ADR - American Depositary Receipt


See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND
34

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements, at market
 value (cost $1,457,599)                                  $ 1,466,669
---------------------------------------------------------------------
Repurchase agreements (cost $396,900)                         396,900
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                               873
---------------------------------------------------------------------
 Dividends and interest                                            88
---------------------------------------------------------------------
 Variation margin                                               4,700
---------------------------------------------------------------------
 Reimbursement from advisor                                    13,411
---------------------------------------------------------------------
  Total assets                                              1,882,641
---------------------------------------------------------------------

LIABILITIES:

Payable for investments purchased                              34,356
---------------------------------------------------------------------
Accrued advisory fees                                             872
---------------------------------------------------------------------
Accrued directors' fees                                         1,383
---------------------------------------------------------------------
Accrued administrative services fees                            7,600
---------------------------------------------------------------------
Accrued operating expenses                                      3,808
---------------------------------------------------------------------
  Total liabilities                                            48,019
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 1,834,622
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  192,504
=====================================================================
Net asset value, offering and redemption price per share        $9.53
=====================================================================

STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                                          $  8,299
---------------------------------------------------------------------------
Dividends                                                               81
---------------------------------------------------------------------------
   Total investment income                                           8,380
---------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        1,490
---------------------------------------------------------------------------
Administrative services fees                                         7,600
---------------------------------------------------------------------------
Custodian fees                                                       3,145
---------------------------------------------------------------------------
Directors' fees and expenses                                         1,383
---------------------------------------------------------------------------
Legal fees                                                           1,333
---------------------------------------------------------------------------
Other                                                                1,025
---------------------------------------------------------------------------
   Total expenses                                                   15,976
---------------------------------------------------------------------------
Less: Fees waived and reimbursed by advisor                        (13,411)
---------------------------------------------------------------------------
      Expenses paid indirectly                                        (228)
---------------------------------------------------------------------------
   Net expenses                                                      2,337
---------------------------------------------------------------------------
Net investment income                                                6,043
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                              (638)
---------------------------------------------------------------------------
   Futures contracts                                               (77,685)
---------------------------------------------------------------------------
                                                                   (78,323)
---------------------------------------------------------------------------
Net unrealized appreciation of:
   Investment securities                                             9,070
---------------------------------------------------------------------------
   Futures contracts                                                37,425
---------------------------------------------------------------------------
                                                                    46,495
---------------------------------------------------------------------------
 Net gain (loss) from investment securities and futures contracts  (31,828)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(25,785)
===========================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through June 30, 1998 (Unaudited)

OPERATIONS:

 Net investment income                                             $    6,043
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities and futures
  contracts                                                           (78,323)
------------------------------------------------------------------------------
 Net unrealized appreciation of investment securities and futures
  contracts                                                            46,495
------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations    (25,785)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       1,860,407
------------------------------------------------------------------------------
 Net increase in net assets                                         1,834,622
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                                       --
------------------------------------------------------------------------------
 End of period                                                     $1,834,622
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                        $1,860,407
------------------------------------------------------------------------------
 Undistributed net investment income                                    6,043
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities
  and futures contracts                                               (78,323)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and futures
  contracts                                                            46,495
------------------------------------------------------------------------------
                                                                   $1,834,622
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Capital Development Fund (the "Fund"). The Fund's investment objective is long-term capital appreciation. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If no mean is available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which

                       AIM V.I. CAPITAL DEVELOPMENT FUND
36
   will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM waived advisory fees and reimbursed expenses of $13,411.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM was reimbursed $7,600 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $228 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $228 during the period May 1, 1998 (date operations commenced) through June 30, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period May 1, 1998 (date operations commenced) through June 30, 1998 was $592,324 and $16,716, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $30,930
----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (21,860)
----------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 9,070
======================================================================

 Investments have the same cost for tax and financial statement purposes.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through June 30, 1998 were as follows:

              JUNE 30, 1998
            -------------------
            SHARES     AMOUNT
            -------  ----------
Sold        192,522  $1,860,576
--------------------------------
Reacquired      (18)       (169)
--------------------------------
            192,504  $1,860,407
================================

NOTE 7 - FUTURES CONTRACTS
On June 30, 1998, $30,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                           NO. OF                    MONTH/                   UNREALIZED
                          CONTRACTS                COMMITMENT                APPRECIATION
     CONTRACT             ---------             ----------------             ------------
Russell 2000 Index           4                  September 98/Buy               $37,425
=========================================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through June 30, 1998.

                                                                  JUNE 30,
                                                                    1998
                                                                  --------
Net asset value, beginning of period                              $ 10.00
----------------------------------------------------------------- -------
Income from investment operations:
  Net investment income                                              0.03
----------------------------------------------------------------- -------
  Net gains (losses) on securities (both realized and unrealized)   (0.50)
----------------------------------------------------------------- -------
   Total from investment operations                                 (0.47)
----------------------------------------------------------------- -------
Net asset value, end of period                                    $  9.53
================================================================= =======
Total return(a)                                                     (4.70)%
================================================================= =======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)                          $ 1,835
================================================================= =======
Ratio of expenses to average net assets(b)                           1.29%(c)(d)
================================================================= =======
Ratio of net investment income to average net assets(e)              3.04%(d)
================================================================= =======
Portfolio turnover rate                                                 5%
================================================================= =======
Average brokerage commission rate paid(f)                         $0.0381
================================================================= =======

(a) Total returns are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 8.04% (annualized).
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.18%.
(d) Ratios are annualized and based on average net assets of $1,188,919.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement was (3.71)% (annualized).
(f) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                       AIM V.I. CAPITAL DEVELOPMENT FUND
38

The Managers' Overview

DISCIPLINED INVESTMENT STRATEGY
BENEFITS FUND

A roundtable discussion with the Fund management team for AIM V.I. Diversified
Income Fund for the six-month period ended June 30, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
Q.  IT WAS A CHALLENGING PERIOD                concerns that the economic problems in               ---------------------
FOR BOND INVESTORS. HOW DID THE                Asia would undermine corporate profits.
FUND PERFORM?                                  That concern caused financial markets to               The Fund maintained
A.  Your Fund's diversified, three-pronged     be volatile toward the end of the reporting
investment approach enabled it to post         period. Investors, seeking relatively safe          a disciplined strategy of
respectable gains, despite weakness in         havens for their money, shifted more of
some segments of the bond market. For the      their assets into domestic investment-                    investing in the
six months ended June 30, 1998, cumula-        grade bonds, particularly U.S. Treasury
tive total return was 4.16%. The Fund          issues and high-quality corporate securi-            three major bond classes.
bested the 3.93% total return for the          ties. The late rally in the domestic invest-
Lehman Brothers Aggregate Bond Index           ment-grade bond market was reflected in              ---------------------
and was in line with the 4.02% total return    the yield on the benchmark 30-year U.S.
for the Lipper General Bond Index.             Treasury bond, which fell from 5.95% on       renewed concerns about the Asian
                                               April 30, 1998 to 5.63% at the end of the     situation reversed this trend.
Q.  WHAT WAS YOUR INVESTMENT STRAT-            reporting period.
EGY IN THIS CHALLENGING MARKET?                    During the four months prior to the       Q.  WHAT ABOUT HIGH-YIELD BONDS?
A.  The Fund maintained a disciplined          rally, domestic investment-grade bond
strategy of investing in the three major       prices had remained essentially flat. Ear-    A.  High-yield bonds produced respect-
bond classes: domestic investment-grade        lier in the reporting period, investors had   able gains, particularly during the
bonds, high-yield securities, and global       hoped that the Federal Reserve Board          first half of the reporting period,
bonds. These three bond classes often react    (the Fed) would lower interest rates to       when economic growth was strong and
differently to various market trends. Struc-   offset negative pressure from the Asian       corporate cash flows were generally
turing the portfolio in this way can reduce    crisis. However, inflation remained con-      favorable. However, this bond class
the risk associated with investing in a        tained, so the Fed left interest rates un-    was hurt when concerns about Asia
single bond class. Additionally, it can en-    changed. The failure of the Fed to ease       resurfaced, causing investors to shift
hance total return by positioning the Fund     monetary policy dampened enthusiasm           their attention to domestic investment-
to take advantage of a rally in one or more    for domestic investment-grade bonds until     grade bonds. In May and June, high-
segments of the bond market.                                                                 yield bonds also were nega-
    At the end of the reporting period,        PORTFOLIO COMPOSITION
the Fund's total net assets were divided
as follows: domestic investment grade          As of 6/30/98, based on total net assets
bonds, 32.75%; domestic high-yield bonds,
29.37%; foreign investment grade and           TOP 5 BOND HOLDINGS
high-yield bonds, 34.79%; common stock,                                      COUPON  MATURITY    %
2.28%; cash and cash equivalents, .81%.        1. LKB Global                  6.00%   01/2006  1.80%  Pie chart
                                               2. U.S. Treasury Bonds         6.125%  11/2027  1.39%
Q.  HOW DID DOMESTIC INVESTMENT-               3. ConAgra Inc.                7.125%  10/2026  1.39%  Foreign Bonds          34.79%
GRADE BONDS FARE?                              4. Coca-Cola Enterprise, Inc.  7.24%   06/2020  1.21%  Domestic Investment-
A.  Domestic investment-grade bonds were       5. Niagara Mohawk Power Corp.                            Grade Bonds          32.75%
the top-performing segment of the portfo-         First Mortgage Notes        9.25%   10/2001  1.08%  Domestic High-yield
lio. This sector benefited from renewed                                                                 Bonds                29.37%
                                                                                                      Equity Interests        2.28%
                                                                                                      Cash Equivalents         .81%

                                               Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

                                                 AIM V.I. DIVERSIFIED INCOME FUND                                                 39



tively affected by some disappointing              The lingering effects of the Asian cur-   of a strong dollar by selectively
corporate earnings reports which raised        rency crisis most adversely affected          hedging some of the Fund's currency
concerns about the ability of the issuers      emerging-market debt. Since we invest         exposure.
of high-yield securities to meet their         primarily in developed countries and had
debt obligations.                              little exposure to Asian markets, the ongo-   Q.  HOW WAS THE FUND POSITIONED
                                               ing problems in the Far East had little       AT THE END OF THE REPORTING PERIOD?
Q.  WHAT WERE SOME OF THE TRENDS               impact on the Fund's performance.             A.  There were 187 holdings in the Fund
IN THE GLOBAL-BOND MARKET?                         Bond markets we liked included Aus-       as of June 30, 1998. The weighted aver-
A.  Global bonds benefited from the low-       tralia, the United Kingdom, and Sweden.       age maturity of the portfolio was
inflation, low-interest-rate environment in    In local currency terms, most of the for-     11.14 years and its duration was
most developed countries. Corporate re-        eign markets where the Fund invests           6.65 years.
structuring overseas and global competi-       performed well during the reporting
tion helped keep retail prices from rising     period. However, the strength of the U.S.     Q.  WHAT IS YOUR SHORT-TERM OUT-
significantly. The efforts of foreign govern-  dollar relative to most other major cur-      LOOK FOR THE FUND?
ments to balance their budgets and reduce      rencies diminished returns for U.S. inves-    A.  The fundamentals for the domestic
their deficits also helped to curtail          tors. We continued to mitigate the effect     bond market appear to be sound. The
inflation.                                                                                   inflation rate remains low. And rapid
                                                                                             economic growth, a potential source of
                                                                                             inflation, has shown signs of slowing.
PORTFOLIO COMPOSITION                                                                        The Fed has left interest rates
                                                                                             unchanged for more than a year. Should
As of 6/30/98, based on total net assets                                                     inflation remain contained, the Fed
                                                                                             will be less inclined to change
        AIM V.I. Diversified     Lehman Brothers                                             monetary policy and could even lower
            Income Fund       Aggregate Bond Index                                           interest rates. Such an environment
                      (In thousands)                                                         would be favorable for domestic invest-
5/5/93        $10,000               $10,000                                                  ment-grade and high-yield bonds.
7/31/93        10,240                10,239                                                      Outside the U.S., there are several
10/31/93       10,622                10,485                                                  factors working to restrain inflation
1/31/94        10,833                10,593                                                  and thus benefit the global bond
4/30/94        10,165                10,070           AVERAGE ANNUAL TOTAL RETURN            market. These include corporate
7/31/94        10,176                10,247           As of 6/30/98                          restructuring, international competi-
10/31/94       10,230                10,100                                                  tion, and the efforts of governments to
1/31/95        10,146                10,348           1 Year               10.83%            balance budgets and reduce deficits.
4/30/95        10,794                10,808                                                  Additionally, with the coming of the
7/31/95        11,281                11,283           5 Years               8.17             economic and monetary union in Europe
10/31/95       11,733                11,681                                                  in 1999, 11 small bond markets will be
1/31/96        12,054                12,101           Inception (5/5/93)    8.25             replaced with one large bond market.
4/30/96        12,006                11,741                                                  We believe this will encourage the
7/31/96        12,258                11,907                                                  expansion of the corporate bond market
10/31/96       12,881                12,362                                                  in Europe, which is not as highly
1/31/97        13,127                12,495                                                  developed as it is in the U.S., and
4/30/97        13,166                12,573                                                  create more investment opportunities
7/31/97        13,945                13,190                                                  for the Fund.
10/31/97       14,239                13,483                                                      Whatever the trends in the market,
12/31/97       14,687                13,836                                                  we will maintain our three-pronged
4/30/98        14,943                13,944                                                  approach of investing in domestic
6/30/98        15,045                14,196                                                  investment-grade, domestic high-yield,
                                                                                             and global bonds in an effort to reduce
Past performance cannot guarantee comparable future results.                                 risk and enhance potential return.


The performance figures shown represent the AIM V.I. Diversified Income Fund and are not intended to reflect actual annuity values, and do not reflect charges at the separate account level which, if applied, would lower the performance results. The Fund's performance figures are historical and reflect reinvestment of all distributions and changes in the net asset value.  The Fund's investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems HYPO/(REGISTERED TRADEMARK)/.
    The Lehman Brothers Aggregate Bond Index is an unmanaged index generally considered representative of treasury, agency, corporate, and mortgage-backed debt securities.
Results shown are for the period 5/31/93 through 6/30/98.
    The unmanaged Lipper General Bond Index represents an average of the performance of all general bond funds charted by Lipper Analytical Services, Inc., an independent mutual funds performance monitor.
    An investment cannot be made in the indexes listed. Index results include reinvested dividends.

40                                               AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                        PRINCIPAL     MARKET
                                                        AMOUNT(a)     VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS AND
 NOTES - 70.08%

AIR FREIGHT - 0.40%

Atlas Air, Inc., Sr. Notes, 9.25%, 04/15/08 (Acquired
 04/07/98; Cost $399,468)(b)                            $  400,000 $    402,000
-------------------------------------------------------------------------------

AIRLINES - 2.75%

Airlines Pass Thru Trust, Sub. Bonds,
 10.875%, 03/15/19                                         300,000      330,940
-------------------------------------------------------------------------------
America West Airlines, Inc., Pass Thru Certificates,
 6.86%, 07/02/04                                           882,000      877,299
-------------------------------------------------------------------------------
Delta Air Lines, Inc., Deb., 9.00%, 05/15/16               825,000    1,011,945
-------------------------------------------------------------------------------
United Air Lines, Inc., Pass Thru Certificates,
 9.56%, 10/19/18                                           425,000      537,238
-------------------------------------------------------------------------------
                                                                      2,757,422
-------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.41%

Advance Stores Co., Sr. Sub Notes, 10.25%,
 04/15/08 (Acquired 04/07/98; Cost $390,000)(b)            390,000      407,551
-------------------------------------------------------------------------------

AUTOMOBILES - 0.51%

General Motors Corp., Deb., 8.80%, 03/01/21                400,000      503,009
-------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 2.33%

Bankers Trust New York Corp., Gtd. Notes,
 7.875%, 02/25/27                                          600,000      633,306
-------------------------------------------------------------------------------
Deutsche Bank Financial, Gtd. Unsec. Sub. Deb., 6.70%,
 12/13/06                                                  750,000      768,735
-------------------------------------------------------------------------------
First Union Bancorp, Sub. Deb., 7.50%, 04/15/35            800,000      926,200
-------------------------------------------------------------------------------
                                                                      2,328,241
-------------------------------------------------------------------------------

BANKS (REGIONAL) - 1.37%

Mercantile Bank Inc., Sub. Notes, 6.375%, 01/15/04         300,000      302,586
-------------------------------------------------------------------------------
Mercantile Bancorp Inc., Unsec. Sub. Notes,
 7.30%, 06/15/07                                         1,000,000    1,064,460
-------------------------------------------------------------------------------
                                                                      1,367,046
-------------------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 1.21%

Coca-Cola Enterprises, Inc., Putable Notes,
 7.24%, 06/20/20(c)                                      5,000,000    1,212,150
-------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 4.37%

Capstar Broadcasting Partners, Sr. Disc. Notes,
 12.75%, 02/01/09(d)                                       490,000      377,300
-------------------------------------------------------------------------------
Comcast Cable Communications, Notes,
 8.50%, 05/01/27                                           500,000      607,020
-------------------------------------------------------------------------------
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07            500,000      530,000
-------------------------------------------------------------------------------
Diamond Cable Communications PLC (United Kingdom), Sr.
 Yankee Disc. Notes, 10.75%, 02/15/07(d)                 1,160,000      858,400
-------------------------------------------------------------------------------
EchoStar DBS Corp., Sr. Sec. Gtd. Notes,
 12.50%, 07/01/02                                          430,000      484,825
-------------------------------------------------------------------------------

                                                        PRINCIPAL        MARKET
                                                        AMOUNT(a)         VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) -
  (CONTINUED)

Knology Holdings, Inc., Sr. Disc. Notes,
 11.875%, 10/15/07(d)                                  $ 1,000,000 $    582,500
-------------------------------------------------------------------------------
TCI Communications Inc., Sr. Notes,
 8.00%, 08/01/05                                           850,000      930,640
-------------------------------------------------------------------------------
                                                                      4,370,685
-------------------------------------------------------------------------------

CHEMICALS - 2.36%

Nova Chemicals Ltd. (Canada), Yankee Deb., 7.00%,
 08/15/26                                                  750,000      781,305
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                           500,000      597,045
-------------------------------------------------------------------------------
Solutia Inc., Bonds, 6.72%, 10/15/37                       750,000      766,103
-------------------------------------------------------------------------------
Sterling Chemicals, Inc., Sr. Unsec. Sub. Notes,
 11.75%, 08/15/06                                          220,000      221,100
-------------------------------------------------------------------------------
                                                                      2,365,553
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.48%

Dialog Corp. PLC (United Kingdom), Series A Sr. Sub.
 Notes, 11.00%, 11/15/07                                   350,000      385,000
-------------------------------------------------------------------------------
Northern Telecom (Canada), Yankee Notes, 6.00%,
 09/01/03                                                  100,000      100,172
-------------------------------------------------------------------------------
                                                                        485,172
-------------------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.15%

Commemorative Brands, Sr. Sub. Notes,
 11.00%, 01/15/07                                          148,000      151,330
-------------------------------------------------------------------------------

CONSUMER FINANCE - 1.87%

GMAC, Notes, 9.00%, 10/15/02                               750,000      832,185
-------------------------------------------------------------------------------
Household Finance Corp., Notes,
 7.125%, 09/01/05                                        1,000,000    1,043,090
-------------------------------------------------------------------------------
                                                                      1,875,275
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER) - 0.51%

MVE Inc., Sr. Sec. Notes, 12.50%, 02/15/02                 190,000      192,850
-------------------------------------------------------------------------------
Tekni-Plex Inc., Sr. Sub. Notes,
 11.25%, 04/01/07                                          285,000      313,500
-------------------------------------------------------------------------------
                                                                        506,350
-------------------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.33%

AmeriServ Food Co., Gtd. Sr. Sub. Notes,
 10.125%, 07/15/07                                         320,000      330,800
-------------------------------------------------------------------------------

ELECTRIC COMPANIES - 3.73%

Commonwealth Edison Co., First Mortgage Notes, 7.50%,
 07/01/13                                                  800,000      882,000
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                       PRINCIPAL     MARKET
                                                       AMOUNT(a)     VALUE
ELECTRIC COMPANIES - (CONTINUED)

El Paso Electric Co.,
 Series D Sec. First Mortgage Bonds,
  8.90%, 02/01/06                                      $  500,000 $    563,965
------------------------------------------------------------------------------
 Series E Sec. First Mortgage Bonds,
  9.40%, 05/01/11                                         150,000      173,441
------------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
 First Mortgage Notes, 9.25%, 10/01/01                  1,000,000    1,083,740
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.75%, 10/01/08                      1,000,000    1,031,280
------------------------------------------------------------------------------
                                                                     3,734,426
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.26%

Electronic Retailing Systems International, Inc., Sr.
 Disc. Notes, 13.25%, 02/01/04(d)                         590,000      262,550
------------------------------------------------------------------------------

ENTERTAINMENT - 2.88%

Ascent Entertainment Group, Sr. Sec. Disc. Notes,
 11.875%, 12/15/04(d)                                     600,000      387,000
------------------------------------------------------------------------------
Time Warner, Inc.,
 Deb., 9.125%, 01/15/13                                   500,000      616,980
------------------------------------------------------------------------------
 Notes, 8.18%, 08/15/07                                   750,000      835,688
------------------------------------------------------------------------------
 Unsec. Deb., 6.85%, 01/15/26                             500,000      509,705
------------------------------------------------------------------------------
Viacom, Inc., Sr. Notes, 7.75%, 06/01/05                  500,000      533,895
------------------------------------------------------------------------------
                                                                     2,883,268
------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.64%

Associates Corp. of North America, Series B Sr. Deb.,
 7.95%, 02/15/10                                          750,000      842,828
------------------------------------------------------------------------------
Finova Capital Corp., Unsec. Notes,
 7.40%, 05/06/06                                          750,000      802,612
------------------------------------------------------------------------------
                                                                     1,645,440
------------------------------------------------------------------------------

FOODS - 1.81%

ConAgra Inc., Sr. Unsec. Notes, 7.125%, 10/01/26        1,300,000    1,388,959
------------------------------------------------------------------------------
Del Monte Corp./Foods Co., Sr. Unsec. Sub. Notes,
 12.25%, 04/15/07                                         380,000      427,500
------------------------------------------------------------------------------
                                                                     1,816,459
------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.41%

Venetian Casino Resort LLC, Gtd. Mortgage Notes,
 12.25%, 11/15/04                                         400,000      415,000
------------------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.38%

Global Health Sciences, Sr. Notes, 11.00%, 05/01/08
 (Acquired 04/17/98; Cost $368,839)(b)                    380,000      378,100
------------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.77%

Tenet Healthcare Corp., Sr. Notes, 8.00%, 01/15/05        750,000      772,328
------------------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.47%

Paragon Health Networks Inc., Sr. Unsec. Disc. Sub.
 Notes, 10.50%, 11/01/07(d)                               700,000      465,500
------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.79%

Alaris Medical Systems, Sr. Unsec. Gtd. Sub. Deb.,
 9.75%, 01/01/06                                          300,000      306,000
------------------------------------------------------------------------------

                                                         PRINCIPAL      MARKET
                                                         AMOUNT(a)       VALUE
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - (CONTINUED)

Dade International Inc., Series B Sr. Sub. Notes,
 11.125%, 05/01/06                                       $  80,000 $     90,400
-------------------------------------------------------------------------------
Mediq, Inc., Sr. Unsec. Sub. Notes, 11.00%, 06/01/08
 (Acquired 05/21/98; Cost $380,000)(b)                     380,000      393,300
-------------------------------------------------------------------------------
                                                                        789,700
-------------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.11%

Dynacare Inc. (Canada), Sr. Yankee Notes,
 10.75%, 01/15/06                                          105,000      111,562
-------------------------------------------------------------------------------

HOUSEWARES - 0.75%

Decora Industries, Inc., Sr. Sec. Notes, 11.00%,
 05/01/05 (Acquired 04/24/98; Cost $488,185)(b)            500,000      487,500
-------------------------------------------------------------------------------
Zeta Consumer Products, Sr. Notes, 11.25%, 11/30/07
 (Acquired 11/20/97; Cost $379,000)(b)                     379,000      267,195
-------------------------------------------------------------------------------
                                                                        754,695
-------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.89%

Americo Life Inc., Sr. Sub. Notes, 9.25%, 06/01/05          75,000       77,812
-------------------------------------------------------------------------------
Torchmark Corp., Notes, 7.875%, 05/15/23                   750,000      817,177
-------------------------------------------------------------------------------
                                                                        894,989
-------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.42%

Travelcenters of America Inc., Sr. Unsec. Gtd. Sub.
 Deb., 10.25%, 04/01/07                                    400,000      420,000
-------------------------------------------------------------------------------

IRON & STEEL - 0.77%

ACME Metal, Inc., Sr. Unsec. Gtd. Deb.,
 10.875%, 12/15/07                                         458,000      391,590
-------------------------------------------------------------------------------
GS Industries, Inc., Sr. Gtd. Notes, 12.00%, 09/01/04      350,000      380,625
-------------------------------------------------------------------------------
                                                                        772,215
-------------------------------------------------------------------------------

LODGING - HOTELS - 1.91%

Booth Creek Ski Holdings, Sr. Notes,
 12.50%, 03/15/07                                          390,000      422,175
-------------------------------------------------------------------------------
Coast Hotels & Casinos Inc., Series B Sec. First
 Mortgage Gtd. Notes, 13.00%, 12/15/02                     180,000      207,900
-------------------------------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb., 7.375%, 11/15/15              750,000      707,670
-------------------------------------------------------------------------------
John Q. Hammons Hotels Inc., Sec. First Mortgage Notes,
 9.75%, 10/01/05                                           550,000      574,750
-------------------------------------------------------------------------------
                                                                      1,912,495
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.34%

Elgin National Industries, Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 11/01/07                                          320,000      340,800
-------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.74%

MMI Products Inc., Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                          380,000      418,000
-------------------------------------------------------------------------------
Simmons Co., Sr. Sub. Notes, 10.75%, 04/15/06              300,000      322,500
-------------------------------------------------------------------------------
                                                                        740,500
-------------------------------------------------------------------------------

METAL FABRICATORS - 0.22%

Gulf States Steel Inc., First Mortgage Notes,
 13.50%, 04/15/03                                          230,000      224,250
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND
42

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(a)    VALUE

METALS MINING - 0.38%

Rio Algom Ltd. (Canada), Yankee Unsec. Deb., 7.05%,
 11/01/05                                                $ 370,000 $    383,641
-------------------------------------------------------------------------------

NATURAL GAS - 1.77%

Enron Corp.,
 Notes, 6.75%, 08/01/09                                    750,000      770,850
-------------------------------------------------------------------------------
 Sr. Sub. Deb., 6.75%, 07/01/05                            450,000      458,311
-------------------------------------------------------------------------------
Ferrellgas Partners, Series B Sr. Sec. Gtd. Notes,
 9.375%, 06/15/06                                          525,000      543,375
-------------------------------------------------------------------------------
                                                                      1,772,536
-------------------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.31%

United Stationer Supply, Sr. Sub. Notes,
 12.75%, 05/01/05                                          275,000      314,875
-------------------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 0.88%

Gulf Canada Resources, Ltd. (Canada), Sr. Yankee Unsec.
 Notes, 8.35%, 08/01/06                                    800,000      881,480
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 1.84%

Petroleum Geo-Services A.S.A. (Norway), Yankee Notes,
 7.50%, 03/31/07                                           750,000      806,760
-------------------------------------------------------------------------------
R&B Falcon Corp., Sr. Notes, 7.375%, 04/15/18 (Acquired
 04/08/98 - 06/04/98; Cost $996,978)(b)                  1,000,000    1,036,880
-------------------------------------------------------------------------------
                                                                      1,843,640
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 2.37%

Abraxas Petroleum Corp., Series D Sr. Unsec. Gtd.
 Notes, 11.50%, 11/01/04                                   125,000      129,375
-------------------------------------------------------------------------------
Centaur Mining & Exploration, Ltd. (Australia), Sr.
 Gtd. Notes, 11.00%, 12/01/07 (Acquired 11/24/97; Cost
 $550,000)(b)                                              550,000      562,375
-------------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Notes, 9.625%, 05/01/05
 (Acquired 04/17/98; Cost $300,000)(b)                     300,000      301,500
-------------------------------------------------------------------------------
Kelley Oil & Gas Corp., Series B Sr. Gtd. Sub. Notes,
 10.375%, 10/15/06                                         400,000      406,000
-------------------------------------------------------------------------------
Queen Sand Resources, Sr. Notes, 12.50%, 07/01/08
 (Acquired 06/30/98; Cost $400,000)(b)                     400,000      400,000
-------------------------------------------------------------------------------
Southwest Royalties, Inc., Sr. Gtd. Notes,
 10.50%, 10/15/04                                           65,000       52,325
-------------------------------------------------------------------------------
Talisman Energy, Inc. (Canada), Yankee Deb.,
 7.125%, 06/01/07                                          500,000      522,025
-------------------------------------------------------------------------------
                                                                      2,373,600
-------------------------------------------------------------------------------

PERSONAL CARE - 1.00%

Alberto-Culver Corp., Notes, 6.375%, 06/15/28            1,000,000    1,002,270
-------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.19%

Panda Global Energy Co. (China), Sr. Yankee Sec. Gtd.
 Notes, 12.50%, 04/15/04                                   210,000      192,150
-------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 1.44%

News America Holdings, Inc.,
 Sr. Gtd. Deb., 9.25%, 02/01/13                            750,000      919,875
-------------------------------------------------------------------------------
 Sr. Gtd. Putable Bonds, 7.43%, 10/01/26                   500,000      525,520
-------------------------------------------------------------------------------
                                                                      1,445,395
-------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(a)    VALUE

RAILROADS - 0.70%

Norfolk Southern Corp., Putable Bonds,
 7.05%, 05/01/37                                         $ 650,000 $    700,745
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.58%

Glenborough Realty Trust, Sr. Notes, 7.625%, 03/15/05
 (Acquired 03/18/98; Cost $798,696)(b)                     800,000      803,824
-------------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.35%, 12/01/17        750,000      774,600
-------------------------------------------------------------------------------
                                                                      1,578,424
-------------------------------------------------------------------------------

RESTAURANTS - 0.19%

Planet Hollywood International, Inc., Sr. Unsec. Sub.
 Notes, 12.00%, 04/01/05                                   215,000      194,575
-------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.33%

Plainwell, Inc., Sr. Sub. Notes, 11.00%, 03/01/08
 (Acquired 03/03/98 - 03/04/98; Cost $331,413)(b)          330,000      333,300
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.02%

CEX Holdings, Inc., Sr. Sub. Notes, 9.625%, 06/01/08
 (Acquired 05/20/98; Cost $430,000)(b)                     430,000      438,062
-------------------------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub. Deb., 11.00%, 11/01/06        260,000      286,650
-------------------------------------------------------------------------------
Icon Health & Fitness, Series B Sr. Sub. Notes, 13.00%,
 07/15/02                                                  150,000      150,750
-------------------------------------------------------------------------------
Wilsons - The Leather Experts Inc., Sr. Notes, 11.25%,
 08/15/04                                                  140,000      147,700
-------------------------------------------------------------------------------
                                                                      1,023,162
-------------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.75%

Big 5 Corp., Sr. Unsec. Notes, 10.875%, 11/15/07           500,000      516,250
-------------------------------------------------------------------------------
J Crew Operating Corp., Sr. Sub. Notes,
 10.375%, 10/15/07                                         240,000      231,600
-------------------------------------------------------------------------------
                                                                        747,850
-------------------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.84%

Sovereign Bancorp, Inc., Sub. Notes,
 8.00%, 03/15/03                                           800,000      839,568
-------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.32%

MDC Communications Corp. (Canada), Sr. Yankee Unsec.
 Sub. Notes, 10.50%, 12/01/06                              300,000      315,000
-------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.07%

Laidlaw Inc. (Canada), Yankee Deb.,
 6.65%, 10/01/04                                           550,000      559,762
-------------------------------------------------------------------------------
Pegasus Shipping Hellas Co. (Bermuda), Sr. Sec. Gtd.
 Mortgage Notes, 11.875%, 11/15/04 (Acquired 11/19/97;
 Cost $483,000)(b)                                         500,000      508,750
-------------------------------------------------------------------------------
                                                                      1,068,512
-------------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.39%

MSX International, Inc., Sr. Sub. Notes, 11.375%,
 01/15/08 (Acquired 01/16/98; Cost $380,225)(b)            380,000      393,300
-------------------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.42%

ATC Group Services, Inc., Sr. Sub. Notes, 12.00%,
 01/15/08 (Acquired 01/22/98 - 01/28/98; Cost
 $458,625)(b)                                              450,000      416,250
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(a)    VALUE

SHIPPING - 1.87%

Holt Group, Sr. Notes, 9.75%, 01/15/06 (Acquired
 01/14/98 - 01/15/98; Cost $290,525)(b)                  $ 290,000 $    285,650
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Cayman Islands), Series D
 Yankee Sr. Gtd. Unsec. Unsub. Deb., 6.988%, 08/01/37
 (Acquired 10/02/97; Cost $753,008)(b)                     750,000      636,112
-------------------------------------------------------------------------------
Pacific & Atlantic Holdings, First Mortgage Notes,
 11.50%, 05/30/08 (Acquired 05/21/98; Cost $522,315)(b)    530,000      514,100
-------------------------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Yankee Notes, 10.625%,
 06/01/08                                                  430,000      438,063
-------------------------------------------------------------------------------
                                                                      1,873,925
-------------------------------------------------------------------------------

SOVEREIGN DEBT - 2.50%

Province of Manitoba (Canada), Yankee Bonds, 7.75%,
 07/17/16                                                  700,000      822,619
-------------------------------------------------------------------------------
Province of Quebec (Canada), Yankee Deb.,
 5.735%, 03/02/26                                          750,000      820,575
-------------------------------------------------------------------------------
 6.29%, 03/06/26                                           800,000      862,496
-------------------------------------------------------------------------------
                                                                      2,505,690
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.45%

KMC Telecom Holdings, Inc., Sr. Disc. Notes, 12.50%,
 02/15/08 (Acquired 01/26/98 - 01/27/98; Cost
 $413,850)(b)(d)                                           750,000      446,250
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.71%

360 Communications Co., Sr. Notes, 7.60%, 04/01/09         750,000      812,445
-------------------------------------------------------------------------------
Cable & Wireless Communications PLC (United Kingdom),
 Yankee Notes, 6.75%, 03/06/08                             750,000      760,755
-------------------------------------------------------------------------------
Clearnet Communications Inc. (Canada), Sr. Yankee
 Unsec. Disc. Notes, 14.75%, 12/15/05(d)                   110,000       92,950
-------------------------------------------------------------------------------
GST Telecommunications, Inc., Sr. Sec. Notes, 13.25%,
 05/01/07                                                  300,000      345,750
-------------------------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub. Disc. Notes, 11.25%,
 02/01/08(d)                                               750,000      457,500
-------------------------------------------------------------------------------
Sygnet Wireless Inc., Sr. Unsec. Notes,
 11.50%, 10/01/06                                          220,000      242,000
-------------------------------------------------------------------------------
                                                                      2,711,400
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 2.61%

Bell Canada (Canada), Yankee Deb., 9.50%, 10/15/10         350,000      443,240
-------------------------------------------------------------------------------
Esprit Telecom Group PLC (United Kingdom), Sr. Yankee
 Notes, 11.50%, 12/15/07                                   350,000      361,813
-------------------------------------------------------------------------------
Exodus Communications, Sr. Notes, 11.25%, 07/01/08
 (Acquired 06/26/98; Cost $480,000)(b)                     480,000      484,200
-------------------------------------------------------------------------------
MCI Communications Corp., Putable Sr. Unsec. Deb.,
 7.125%, 06/15/27                                        1,000,000    1,057,900
-------------------------------------------------------------------------------
Versatel Telecom BV (Netherlands), Sr. Notes, 13.25%,
 05/15/08 (Acquired 05/20/98; Cost $250,000)(b)(e)         250,000      263,750
-------------------------------------------------------------------------------
                                                                      2,610,903
-------------------------------------------------------------------------------

                                                        PRINCIPAL     MARKET
                                                        AMOUNT(a)     VALUE

TELEPHONE - 1.14%

ESAT Holdings Ltd. (Ireland), Sr. Yankee Notes,
 12.50%, 02/01/07(d)                                   $   470,000 $    350,150
-------------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.375%, 07/15/43           750,000      794,535
-------------------------------------------------------------------------------
                                                                      1,144,685
-------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.73%

Fruit of the Loom, Notes, 6.50%, 11/15/03                  750,000      726,532
-------------------------------------------------------------------------------

TRUCKERS - 0.12%

AmeriTruck Distribution Corp., Series B Sr. Sub.
 Notes, 12.25%, 11/15/05                                   209,000      122,264
-------------------------------------------------------------------------------

TRUCKS & PARTS - 0.12%

Blue Bird Body Co., Series B Sr. Sub. Notes, 10.75%,
 11/15/06                                                  110,000      120,450
-------------------------------------------------------------------------------

WASTE MANAGEMENT - 1.70%

Allied Waste Industries, Sr. Unsec. Disc. Notes,
 11.30%, 06/01/07(d)                                       900,000      663,750
-------------------------------------------------------------------------------
WMX Technologies, Inc., Unsec. Notes, 7.10%, 08/01/26    1,000,000    1,033,150
-------------------------------------------------------------------------------
                                                                      1,696,900
-------------------------------------------------------------------------------
  Total U.S. Dollar Denominated Non- Convertible Bonds
   & Notes
   (Cost $67,875,781)                                                70,176,133
-------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS AND NOTES -
  10.43%(f)

AUSTRALIA - 0.57%

Citibank Ltd. (Banks - Money Center), Unsec. Notes,
 7.00%, 03/15/02                                       AUD 900,000      579,039
-------------------------------------------------------------------------------

CANADA - 6.29%

Bank of Montreal (Banks - Money Center), Sub. Deb.,
 7.92%, 07/31/12                                       CAD 850,000      661,411
-------------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Telecommunications -
  Cellular/Wireless), Deb., 6.55%, 06/02/08                750,000      519,119
-------------------------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas - Exploration &
 Production), Deb., 11.00%, 10/31/00                       450,000      343,071
-------------------------------------------------------------------------------
Clearnet Communications (Telecommunications-
 Cellular/Wireless),
 Sr. Disc. Notes, 11.75%, 08/13/07 (Acquired
  07/31/97 - 11/04/97; Cost $630,905)(b)(d)              1,500,000      671,989
-------------------------------------------------------------------------------
 Sr. Disc. Notes, 10.40%, 05/15/08(d)                    1,600,000      643,078
-------------------------------------------------------------------------------
Microcell Telecommunications Inc.
 (Telecommunications - Cellular/Wireless), Sr. Disc.
 Notes, 11.125%, 10/15/07(d)                             1,000,000      429,965
-------------------------------------------------------------------------------
NAV Canada (Services - Commercial & Consumer), Bonds,
 7.40%, 06/01/27                                         1,000,000      822,875
-------------------------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas - Exploration &
 Production), Unsec. Deb., 6.60%, 09/11/07                 750,000      515,685
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND
44

                                                    PRINCIPAL       MARKET
                                                    AMOUNT(a)       VALUE
CANADA - (CONTINUED)

Teleglobe Canada, Inc. (Telephone), Unsec. Deb.,
 8.35%, 06/20/03                                  CAD    850,000 $    642,210
-----------------------------------------------------------------------------
Trans-Canada Pipelines (Natural Gas),
 Series Q Deb., 10.625%, 10/20/09                        500,000      470,974
-----------------------------------------------------------------------------
 Unsec. Notes, 8.55%, 02/01/06                           280,000      222,297
-----------------------------------------------------------------------------
Westcoast Energy, Inc. (Oil & Gas - Exploration
 & Production), Deb., 6.45%, 12/03/06 (Acquired
 12/18/96; Cost $369,585)(b)                             500,000      355,243
-----------------------------------------------------------------------------
                                                                    6,297,917
-----------------------------------------------------------------------------

GERMANY - 2.44%

International Bank for Reconstruction &
 Development (Banks - Money Center), Unsec.
 Global Bonds, 7.125%, 04/12/05(c)                 DEM 1,000,000      635,274
-----------------------------------------------------------------------------
LKB Global (Financial - Diversified), Gtd.
 Notes, 6.00%, 01/25/06                                3,000,000    1,804,016
-----------------------------------------------------------------------------
                                                                    2,439,290
-----------------------------------------------------------------------------

NEW ZEALAND - 0.28%

International Bank for Reconstruction &
 Development (Banks - Money Center),
 Sr. Notes, 6.77%, 08/20/07(c)                     NZD 1,000,000      283,851
-----------------------------------------------------------------------------

UNITED KINGDOM - 0.85%

Sutton Bridge Financial Ltd. (Financial -
 Diversified), Gtd. Eurobonds, 8.625%, 06/03/22
 (Acquired 05/29/97; Cost $733,585)(b)               GBP 450,000      848,611
-----------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Non-
   Convertible Bonds & Notes (Cost $10,730,022)                    10,448,708
-----------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
 NOTES - 0.52%

SHIPPING - 0.52%

Hutchison Delta Finance (Cayman Islands), Yankee
 Conv. Unsec. Notes, 7.00%, 11/08/02 (Cost
 $527,500)                                        $      500,000      520,000
-----------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE
 BONDS & NOTES - 2.25%(f)

GERMANY - 0.61%

Daimler-Benz A.G. (Automobiles), Conv. Gtd.
 Unsub. Eurobonds, 4.125%, 07/05/03                  DEM 570,000      605,307
-----------------------------------------------------------------------------

JAPAN - 0.60%

Matsushita Electric Industrial Co. Ltd.
 (Electrical Equipment), Conv. Bonds, 1.30%,
 03/29/02                                         JPY 50,000,000      511,479
-----------------------------------------------------------------------------
Sony Corp. (Electrical Equipment), Conv. Deb.,
 1.40%, 03/31/05                                       8,000,000       89,079
-----------------------------------------------------------------------------
                                                                      600,558
-----------------------------------------------------------------------------

                                                        PRINCIPAL      MARKET
                                                        AMOUNT(a)      VALUE
UNITED KINGDOM - 1.04%

British Airport Authority PLC (Airlines), Conv.
 Bonds, 5.75%, 03/29/06                                 GBP 500,000 $  1,043,143
--------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Convertible
   Bonds & Notes (Cost $2,003,675)                                     2,249,008
--------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED GOVERNMENT
 BONDS & NOTES - 11.23%(f)

AUSTRALIAN DOLLARS - 1.07%

New South Wales Treasury Corp., Gtd. Notes, 8.00%,
 03/01/08                                             AUD 1,500,000    1,076,929
--------------------------------------------------------------------------------

BRITISH POUND STERLING - 3.84%

Federal National Mortgage Association, Sr. Unsec.
 Notes, 6.875%, 06/07/02                                GBP 450,000      756,857
--------------------------------------------------------------------------------
Ontario Province, Deb., 11.125%, 02/14/01                   500,000      902,997
--------------------------------------------------------------------------------
United Kingdom Treasury,
 Bonds, 8.00%, 12/07/00                                     400,000      684,868
--------------------------------------------------------------------------------
 Gtd. Notes, 7.00%, 11/06/01                                400,000      675,570
--------------------------------------------------------------------------------
 Bonds, 7.50%, 12/07/06                                     450,000      828,219
--------------------------------------------------------------------------------
                                                                       3,848,511
--------------------------------------------------------------------------------

CANADIAN DOLLARS - 1.04%

Municipal Finance Authority of British Columbia,
 Bonds, 7.75%, 12/01/05                                 CAD 500,000      384,521
--------------------------------------------------------------------------------
Ontario Province,
 Sr. Unsec. Unsub. Global Bonds,
  8.00%, 03/11/03                                           750,000      562,564
--------------------------------------------------------------------------------
Quebec (Province of), Deb.,
 9.375%, 01/16/23                                           100,000       97,196
--------------------------------------------------------------------------------
                                                                       1,044,281
--------------------------------------------------------------------------------

GERMAN DEUTSCHE MARKS - 0.64%

Bundesrepublic Deutschland, Bonds, 6.875%, 05/12/05   DEM 1,000,000      626,262
--------------------------------------------------------------------------------

NEW ZEALAND DOLLARS - 2.07%

Federal National Mortgage Association, Notes, 7.25%,
 06/20/02                                             NZD 1,250,000      644,909
--------------------------------------------------------------------------------
New Zealand Government,
 Bonds, 8.00%, 02/15/01                                     750,000      399,132
--------------------------------------------------------------------------------
 Bonds, 10.00%, 03/15/02                                  1,800,000    1,029,608
--------------------------------------------------------------------------------
                                                                       2,073,649
--------------------------------------------------------------------------------

SWEDISH KRONAS - 2.57%

Swedish Government,
 Bonds, 10.25%, 05/05/03                              SEK 6,000,000      933,714
--------------------------------------------------------------------------------
 Bonds, 6.00%, 02/09/05                                   6,000,000      803,731
--------------------------------------------------------------------------------
 Bonds, 6.50%, 10/25/06                                   6,000,000      833,821
--------------------------------------------------------------------------------
                                                                       2,571,266
--------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Government Bonds
   & Notes (Cost $11,862,728)                                         11,240,898
--------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                      MARKET
                                                          SHARES      VALUE

DOMESTIC COMMON STOCK - 0.02%

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.02%

Nextel Communications, Inc. - Class A(g)(Cost $12,000)         743 $     18,482
-------------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 1.77%

BANKS (REGIONAL) - 0.48%

Westpac Banking Corp. STRYPES Trust - $3.135 Conv. Pfd.     16,000      483,000
-------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.29%

Conseco Inc. - $4.278 Conv. PRIDES                           8,000    1,286,000
-------------------------------------------------------------------------------
  Total Domestic Convertible Preferred Stocks (Cost
   $990,600)                                                          1,769,000
-------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 0.44%

FRANCE - 0.44%

Societe Generale (Banks - Major Regional)
 (Cost $272,296)                                             2,150      447,109
-------------------------------------------------------------------------------

WARRANTS - 0.05%

ELECTRICAL EQUIPMENT - 0.01%

Electronic Retailing Systems International,
 expiring 02/01/04(h)                                          590        5,900
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.00%

MVE Inc., expiring 02/15/02(h)                                 190        3,802
-------------------------------------------------------------------------------

METAL FABRICATORS - 0.00%

Gulf States Steel Inc., expiring 04/15/03(h)                   230          575
-------------------------------------------------------------------------------

PERSONAL CARE - 0.00%

IHF Capital Inc., Series I, expiring 11/14/99 (Acquired
 11/04/94 - 12/07/94; Cost $0)(b)(h)                           150          750
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.02%

Clearnet Communications Inc. (Canada),
 expiring 09/15/05(h)                                          891        8,687
-------------------------------------------------------------------------------
Orion Network Systems, Inc., expiring 01/15/07(h)              580        9,280
-------------------------------------------------------------------------------
                                                                         17,967
-------------------------------------------------------------------------------

TELEPHONE - 0.02%

ESAT Holdings Ltd., expiring 02/01/07
 (Acquired 06/16/97; Cost $0)(b)(h)                            470       18,800
-------------------------------------------------------------------------------
Knology Holdings, Inc., expiring 10/15/07
 (Acquired 03/12/98; Cost $0)(b)(h)                          1,000        5,250
-------------------------------------------------------------------------------
                                                                         24,050
-------------------------------------------------------------------------------
  Total Warrants (Cost $7,590)                                           53,044
-------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 2.40%

U.S. TREASURY NOTES & BONDS - 2.40%

5.75%, 04/30/03                                          1,000,000    1,009,890
-------------------------------------------------------------------------------
6.125%, 11/15/27                                         1,300,000    1,393,847
-------------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $2,376,500)                    2,403,737
-------------------------------------------------------------------------------

                                                PRINCIPAL    MARKET
                                                AMOUNT(a)    VALUE

REPURCHASE AGREEMENT - 0.03%(i)

Dean Witter Reynolds, Inc., 6.10%, 07/01/98(j)
 (Cost $31,723)                                 $  31,723 $     31,723
----------------------------------------------------------------------
TOTAL INVESTMENTS - 99.22%                                  99,357,842
----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.78%                          782,498
----------------------------------------------------------------------
NET ASSETS - 100.00%                                      $100,140,340
======================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/98 was $12,060,592 which represents 12.04% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Issued as a unit. This unit includes one Sr. Note plus one warrant to purchase 6.667 shares of common stock.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:
AUD   - Australian Dollar              Pfd.    - Preferred
CAD   - Canadian Dollar                PRIDES  - Preferred Redeemable Increased
Conv. - Convertible                    Dividend Equity Security
Deb.  - Debentures                     Sec.    - Secured
DEM   - German Deutsche Mark           SEK     - Swedish Krona
Disc. - Discounted                     Sr.     - Senior
GBP   - British Pound Sterling         STRYPES - Structured Yield Product
Gtd.  - Guaranteed                     Exchangeable for Stock
JPY   - Japanese Yen                   Sub.    - Subordinated
NZD   - New Zealand Dollar             Unsec.  - Unsecured
                                       Unsub.  - Unsubordinated

See Notes To Financial Statements.

                       AIM V.I. DIVERSIFIED INCOME FUND
46

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value  (cost $96,690,415)          $ 99,357,842
----------------------------------------------------------------------
Foreign currencies, at value (cost $773,991)                   812,710
----------------------------------------------------------------------
Cash                                                            74,743
----------------------------------------------------------------------
Receivables for:
 Investment sold                                                15,435
----------------------------------------------------------------------
 Forward currency contracts                                    125,852
----------------------------------------------------------------------
 Capital stock sold                                            136,021
----------------------------------------------------------------------
 Dividends and interest                                      1,679,458
----------------------------------------------------------------------
Investment for deferred compensation plan                       18,129
----------------------------------------------------------------------
Other assets                                                        85
----------------------------------------------------------------------
  Total assets                                             102,220,275
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       1,874,405
----------------------------------------------------------------------
 Capital stock reacquired                                      112,858
----------------------------------------------------------------------
 Deferred compensation plan                                     18,129
----------------------------------------------------------------------
Accrued advisory fees                                           49,496
----------------------------------------------------------------------
Accrued administrative services fees                             3,809
----------------------------------------------------------------------
Accrued directors' fees                                          2,500
----------------------------------------------------------------------
Accrued operating expenses                                      18,738
----------------------------------------------------------------------
  Total liabilities                                          2,079,935
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $100,140,340
======================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 8,512,046
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      11.76
======================================================================




STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                                            $3,686,393
-------------------------------------------------------------------------------
Dividends                                                               39,724
-------------------------------------------------------------------------------
  Total investment income                                            3,726,117
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          287,120
-------------------------------------------------------------------------------
Administrative services fees                                            22,341
-------------------------------------------------------------------------------
Custodian fees                                                          19,427
-------------------------------------------------------------------------------
Directors' fees and expenses                                             4,472
-------------------------------------------------------------------------------
Organizational costs                                                       965
-------------------------------------------------------------------------------
Other                                                                   29,929
-------------------------------------------------------------------------------
  Total expenses                                                       364,254
-------------------------------------------------------------------------------
Net investment income                                                3,361,863
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:

  Investment securities                                               (101,760)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (79,463)
-------------------------------------------------------------------------------
  Forward currency contracts                                           700,860
-------------------------------------------------------------------------------
                                                                       519,637
-------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of:

  Investment securities                                                349,078
-------------------------------------------------------------------------------
  Foreign currencies                                                    47,245
-------------------------------------------------------------------------------
  Forward currency contracts                                          (383,347)
-------------------------------------------------------------------------------
                                                                        12,976
-------------------------------------------------------------------------------
  Net gain on investment securities, foreign currencies and forward
   currency contracts                                                  532,613
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $3,894,476
===============================================================================

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                      JUNE 30,   DECEMBER 31,
                                                        1998         1997
                                                    ------------ ------------
OPERATIONS:

 Net investment income                              $  3,361,863 $ 5,150,458
-----------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and forward currency contracts      519,637   1,075,468
-----------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities, foreign currencies and forward
  currency contracts                                      12,976     695,704
-----------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                        3,894,476   6,921,630
-----------------------------------------------------------------------------
Distributions to shareholders from net investment
 income                                                       --     (77,788)
-----------------------------------------------------------------------------
Net increase from capital stock transactions           6,927,212  18,851,039
-----------------------------------------------------------------------------
    Net increase in net assets                        10,821,688  25,694,881
-----------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                   89,318,652  63,623,771
-----------------------------------------------------------------------------
End of period                                       $100,140,340 $89,318,652
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $ 87,582,458 $80,655,246
-----------------------------------------------------------------------------
 Undistributed net investment income                   7,556,940   4,195,077
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and forward
  currency contracts                                   2,173,440   1,653,803
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and forward currency contracts    2,827,502   2,814,526
-----------------------------------------------------------------------------
                                                    $100,140,340 $89,318,652
=============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Diversified Income Fund (the "Fund"). The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from

                       AIM V.I. DIVERSIFIED INCOME FUND
48
   an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities as well as corporate bonds and U.S. Government securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding forward currency contracts at June 30, 1998 were as follows:

                           CONTRACT TO                          UNREALIZED
SETTLEMENT           -------------------------                 APPRECIATION
  DATE                DELIVER       RECEIVE        VALUE      (DEPRECIATION)
----------           ----------   -----------   -----------   --------------
07/13/98      JPY     5,000,000   $    38,941   $    36,283      $  2,658
07/27/98      GBP       550,000       911,570       917,499        (5,929)
07/28/98      DEM     3,350,000     1,879,910     1,861,009        18,901
07/29/98      SEK    19,000,000     2,470,741     2,385,307        85,434
07/31/98      GBP     1,375,000     2,282,500     2,293,233       (10,733)
08/04/98      AUD     1,730,000     1,128,133     1,074,970        53,163
08/06/98      JPY    29,500,000       224,335       214,856         9,479
08/17/98      NZD     2,900,000     1,537,000     1,504,213        32,787
08/28/98      GBP     1,800,000     2,925,450     2,997,305       (71,855)
08/31/98      DEM     2,500,000     1,422,718     1,391,604        31,114
09/08/98      JPY    37,500,000       275,128       274,425           703
09/21/98      NZD     1,400,000       717,640       724,547        (6,907)
09/22/98      AUD       870,000       527,916       540,879       (12,963)
                                  -----------   -----------      --------
                                  $16,341,982   $16,216,130      $125,852
                                  ===========   ===========      ========

D. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. It is the policy of the Fund not to amortize premiums on bonds for financial reporting purposes. Realized gains or losses from securities transactions are recorded on the identified cost basis.
E. Federal Income Taxes - For federal income tax purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of such Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $22,341 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,375 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                       AIM V.I. DIVERSIFIED INCOME FUND

NOTE 4 - INVESTMENT SECURITIES
 The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $32,563,391 and $19,933,646, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $ 4,985,116
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (2,317,689)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 2,667,427
==========================================================================

 Investments have the same cost for tax and financial statement purposes.

NOTE 5 - CAPITAL STOCK
 Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                 JUNE 30,               DECEMBER 31,
                                   1998                     1997
                           ----------------------  ------------------------
                            SHARES      AMOUNT       SHARES       AMOUNT
                           ---------  -----------  ----------  ------------
Sold                       1,442,204  $16,754,171   2,860,755  $ 30,505,544
----------------------------------------------------------------------------
Issued as reinvestment of
 distributions                    --           --       6,908        77,788
----------------------------------------------------------------------------
Reacquired                  (844,594)  (9,826,959) (1,114,698)  (11,732,293)
----------------------------------------------------------------------------
                             597,610  $ 6,927,212   1,752,965  $ 18,851,039
============================================================================

NOTE 6 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                            DECEMBER 31,               JANUARY 31,
                          JUNE 30,     -------------------------     -----------------
                            1998        1997     1996     1995        1995      1994
                          --------     -------  -------  -------     -------   -------
Net asset value,
 beginning of period      $  11.29     $ 10.33  $ 10.00  $  9.12     $ 10.46   $ 10.00
------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.36        0.73     0.73     0.69        0.76      0.54
------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                0.11        0.24     0.28     0.94       (1.42)     0.29
------------------------------------------------------------------------------------------
   Total from investment
    operations                0.47        0.97     1.01     1.63       (0.66)     0.83
------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --       (0.01)   (0.68)   (0.75)      (0.68)    (0.35)
------------------------------------------------------------------------------------------
  Distributions from net
   realized capital
   gains                        --          --       --       --          --     (0.02)
------------------------------------------------------------------------------------------
   Total distributions          --       (0.01)   (0.68)   (0.75)      (0.68)    (0.37)
------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  11.76     $ 11.29  $ 10.33  $ 10.00     $  9.12   $ 10.46
==========================================================================================
Total return(a)               4.16%       9.39%   10.19%   18.11%      (6.35)%    8.33%
==========================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $100,140     $89,319  $63,624  $44,630     $25,271   $14,530
==========================================================================================
Ratio of expenses to
 average net assets(b)        0.76%(c)    0.80%    0.86%    0.88%(d)    0.91%     1.05%(d)
==========================================================================================
Ratio of net investment
 income to average net
 assets(e)                    7.03%(c)    6.90%    7.09%    7.65%(d)    8.07%     6.78%(d)
==========================================================================================
Portfolio turnover rate         21%         52%      76%      72%        100%       57%
==========================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.03% and 1.69% (annualized) for January 31, 1995 and 1994, respectively.
(c) Ratios are annualized and based on average net assets of $96,499,677.
(d) Annualized.
(e) After fee waivers and/or expense reimbursement. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 7.95% and 6.14% (annualized) for January 31, 1995 and 1994, respectively.

                        AIM V.I. DIVERSIFIED INCOME FUND
50

The Managers' Overview

UTILITY SECTOR CONTINUES
HOT PERFORMANCE

A roundtable discussion with the Fund management team for AIM V.I. Global Utilities Fund for the six months ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  HOW DID THE FUND PERFORM                   A.  There is significant growth in the        just over 60% of the Fund's holdings in
DURING THE SIX MONTHS ENDED JUNE               telecommunications sector both inside         the domestic utilities sector. Electric
30, 1998?                                      and outside the U.S. because the services     power companies comprised almost 24% of
A.  We are pleased to report the Fund's        and equipment providers continue to do        the Fund's portfolio. This is a very
total return was 9.31% for the six-month       well in this competitive environment.         mature industry, so there are little
period ended June 30, 1998. Compara-           Additionally, the frenzy of corporate         long-term growth opportunities in this
tively, the Lipper Utility Funds Index re-     merger and acquisition activity during the    sector for investors. However, with
turned 8.22% during the same period.           first half of 1998 has included some          most of the country experiencing unus-
    The Fund continued to outperform the       major telephone companies, such as SBC        ually hot temperatures this year, the
Lipper Utility Funds Index for the last        Communications, Inc. announcing plans         increased demand for air conditioning
three years. For the three-year period         to acquire Ameritech Corp. and the            combined with deregulation of electri-
ended June 30, 1998, the Fund produced a       WorldCom Inc./MCI deal announced last         city providers forced some electric
19.18% average annual total return. In         year. Three of these companies were           companies to pay incredible rates for
comparison, the Lipper Utility Funds Index     among the Fund's top 10 holdings at the       electricity on the free market when
produced an average annual total return of     end of the reporting period, so the Fund      emergencies rose. It was reported in
19.32% over the same period.                   greatly benefited from these deals. The       the media that electricity that norm-
                                               telecommunications and telephone sec-         ally costs $0.03 to $0.05 a kilowatt
Q.  WHAT FACTORS CAUSED THE FUND'S             tors comprised over 30% of the Fund at        was being purchased for $10 a kilowatt.
PERFORMANCE?                                   the end of the reporting period and was       Companies were forced to pay such in-
A.  The market's volatility at the end of      the Fund's largest sector weighting.          flated prices to provide the necessary
1997 carried over into the first quarter of                                                  electricity to their customers. How
1998, attracting many investors to the         Q.  WHAT PERCENTAGE OF THE FUND'S             such free market situations affect the
perceived stability of utility stocks.         PORTFOLIO WAS IN DOMESTIC UTILITIES?          industry as a whole remains to be seen.
The Fund was well-rewarded by this market      A.  We finished the reporting period with         Pinnacle West Capital Corp. was the
sentiment, producing a return of 10.68%                                                      only electric power company among the
during the first three months of the year.     PORTFOLIO COMPOSITION
We knew that such strong short-term
performance would not be sustainable,          As of 6/30/98, based on total net assets
but nonetheless the Fund received a nice
spurt of growth during the fourth quarter      TOP 10 HOLDINGS                              TOP 10 INDUSTRIES
of 1997 and the first quarter of 1998. The      1. El Paso Energy Cap Trust, Inc.  2.60%     1. Electric Companies            24.93%
Fund rose 17.82% from October 1, 1997           2. Williams Companies Inc. (The)   2.37      2. Telephone                     18.76
to March 31, 1998, besting the DJIA's gain      3. SBC Communications, Inc.        2.06      3. Natural Gas                    9.63
of 11.74%. Such extreme returns are very        4. Pinnacle West Capital Corp.     1.93      4. Communications Equipment       7.13
unusual for the utilities sector and, not       5. BellSouth Corp.                 1.81      5. Telecommunications
surprisingly, the Fund's performance ta-        6. Ameritech Corp.                 1.78         (Long Distance)                5.84
pered somewhat in the second quarter.           7. National Grid Co. PLC                     6. Power Producers (Independent)  3.71
                                                   (United Kingdom)                1.76      7. Real Estate Investment Trusts  3.59
Q.  TELECOMMUNICATIONS CONTINUED                8. PowerGen PLC                              8. Telecommunications
TO BE A MAJOR COMPONENT OF THE                     (United Kingdom)                1.65         (Cellular/Wireless)            2.21
FUND'S PORTFOLIO. HOW DID THAT                  9. Telecom Italia S.p.A. (Italy)   1.57      9. Water Utilities                2.03
SECTOR PERFORM DURING THE REPORT-              10. WorldCom, Inc.                  1.56     10. Consumer Finance               1.52
ING PERIOD?
                                               Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

                                                  AIM V.I. GLOBAL UTILITIES FUND                                                  51


portfolio's top 10 holdings at the end of      Group PLC, finished the reporting period      panies, Inc., respectively--were
the reporting period, but the Fund owned       among the portfolio's top 10 holdings. On     natural gas utility holdings.
common stock in 22 electric power com-         the other hand, the Fund's foreign hold-          Services and equipment providers,
panies all around the world.                   ings in Asia and Latin America were           especially in the telecommunications
                                               hurt by the volatility of the markets in      industry, continue to do well in this
Q.  WHAT PERCENTAGE OF THE FUND'S              those areas.                                  competitive environment. For instance,
PORTFOLIO WAS OVERSEAS?                                                                      if ABC Company and XYZ Company both are
A.  In contrast, we finished the fiscal year   Q.  WHAT OTHER UTILITY STOCKS DID             competing for the same market share,
with approximately 28% of the Fund's           THE FUND HOLD?                                then the service companies and equip-
holdings in the foreign sector. The foreign    A.  The Fund had significant positions        ment providers benefit first because
utilities sector continued to offer the Fund   in natural gas, water, and services and       the service companies and equipment
the best opportunities for growth as more      equipment utility stocks. Just under          providers receive business from both
companies privatize around the world, a        10% of the portfolio was in natural gas       competing companies. The rapidly chang-
trend we expect to continue. The roaring       holdings, the third-largest industry          ing environment for both telecommunica-
stock markets in Europe produced excel-        weighting. Additionally, the top two posi-    tion and electric companies may make
lent returns that enhanced the Fund's          tions in the portfolio--El Paso Energy        the service and equipment providers a
performance. Two European holdings,            Cap. Trust, Inc., and The Williams Com-       good area for growth. Approximately 8%
Telecom Italia S.p.A. and National Grid                                                      of the Fund is in the service and
                                                                                             equipment providers sector in familiar
GROWTH OF A $10,000 INVESTMENT                                                               names as Lucent Technologies, Inc.,
                                                                                             Nokia Corporation, and Superior
From 5/2/94-6/30/98                                                                          Telecommunications.

           AIM V.I. Global    S&P 500      Lipper Utilities                                  Q.  WHAT IS YOUR MARKET OUTLOOK
           Utilities Fund   Stock Index       Fund Index                                     FOR UTILITIES IN THE NEAR FUTURE?
5/2/94        $10,000         $10,000          $10,000                                       A.  We are in the midst of the third
7/31/94         9,920          10,239            9,848                                       year of very good growth for utilities.
10/31/94        9,921          10,628            9,777                                       We believe this growth can be sustained
1/31/95         9,944          10,660            9,938                                       for a while. The uncertain markets of
4/30/95        10,259          11,740           10,241                                       recent times have brought many unlikely
7/31/95        11,015          12,904           10,815                                       investors into the utility sector, and
10/31/95       11,626          13,432           11,509                                       this has caused outstanding performance
1/31/96        12,441          14,775           12,409                                       returns that usually are not associated
4/30/96        12,420          15,281           12,171                                       with this sector. Furthermore, it is
7/31/96        12,282          15,035           12,012     AVERAGE ANNUAL TOTAL RETURN       important to note that these returns
10/31/96       13,138          16,664           12,724                                       are coming with lower volatility than
1/31/97        14,030          18,666           13,575     As of 6/30/98                     other investments.
4/30/97        13,821          19,117           13,313                                           While it is unrealistic to expect
7/31/97        15,415          22,865           14,723     1 Year               22.96%       continued annual returns of 20% for the
10/31/97       15,502          22,011           14,968                                       Fund, we are positive on the utilities
12/31/97       16,936          23,686           16,683     Inception (5/2/94)   15.68        sector overall. The new, competitive
4/30/98        18,398          26,959           18,209                                       marketplace means utility stocks will
6/30/98        18,332          27,564           18,137                                       see more volatility than ever before.
                                                                                             However, we expect utilities poten-
Past performance figures shown represent the AIM V.I. Global Utilities Fund and are not      tially to have the lowest volatility
intended to reflect actual annuity values, and do not reflect charges at the separate        of any stock in any particular country.
account level which, if applied, would lower the performance results. The Fund's per-        Given the global outlook for stable
formance figures are historical and reflect reinvestment of all distributions and            interest rates and healthy, moderate
changes in the net asset value. The Fund's investment return and principal value will        growth in most areas in which the
fluctuate so that Fund shares, when redeemed, may be worth more or less than their           Fund invests, the market conditions
original cost. Source: Towers Data Systems HYPO/REGISTERED TRADEMARK/.                       seem favorable for utility companies
    The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of              and the Fund for the remainder of 1998.
unmanaged securities widely regarded by investors to be representative of the stock market in general. The unmanaged Lipper Utilities Fund Index is an average of the performance of the 30 largest utilities funds tracked by Lipper Analytical
Services, Inc., an independent mutual fund performance monitor.
    The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the per-
formance of 30 large-company stocks.
    An investment cannot be made in the indexes listed. Index results include reinvested dividends.

52                                                AIM V.I. GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                         MARKET
                                              SHARES      VALUE
DOMESTIC COMMON STOCKS - 45.92%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.61%

Univision Communications Inc.(a)                 4,200 $   156,450
==================================================================

COMMUNICATIONS EQUIPMENT - 3.63%

ADC Telecommunications, Inc.(a)                  4,800     175,351
------------------------------------------------------------------
Lucent Technologies, Inc.                        4,200     349,387
------------------------------------------------------------------
NEXTLINK Communications, Inc.-Class A(a)         1,100      41,663
------------------------------------------------------------------
Qwest Communications International Inc.(a)       6,400     223,200
------------------------------------------------------------------
Tellabs, Inc.(a)                                 1,600     114,600
------------------------------------------------------------------
US LEC Corp. - Class A(a)                        1,300      27,137
------------------------------------------------------------------
                                                           931,338
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.03%

Evolving Systems, Inc.(a)                          300       3,319
------------------------------------------------------------------
Mobius Management Systems, Inc.(a)                 300       4,500
------------------------------------------------------------------
                                                             7,819
------------------------------------------------------------------

ELECTRIC COMPANIES - 14.07%

Allegheny Energy, Inc.                           7,300     219,912
------------------------------------------------------------------
Boston Edison Co.                                3,400     141,100
------------------------------------------------------------------
Carolina Power & Light Co.                       4,400     190,850
------------------------------------------------------------------
Cinergy Corp.                                    5,100     178,500
------------------------------------------------------------------
DQE, Inc.                                        7,000     252,000
------------------------------------------------------------------
Edison International                             5,100     150,769
------------------------------------------------------------------
Energy East Corp.                                6,000     249,750
------------------------------------------------------------------
FPL Group, Inc.                                  5,600     352,800
------------------------------------------------------------------
IPALCO Enterprises, Inc.                         2,000      88,875
------------------------------------------------------------------
New Century Energies, Inc.                       4,500     204,469
------------------------------------------------------------------
NIPSCO Industries, Inc.                         11,600     324,800
------------------------------------------------------------------
Pinnacle West Capital Corp.                     11,000     495,000
------------------------------------------------------------------
Public Service Company of New Mexico             4,700     106,631
------------------------------------------------------------------
Sierra Pacific Resources                         3,700     134,356
------------------------------------------------------------------
Southern Co.                                     7,600     210,425
------------------------------------------------------------------
Teco Energy, Inc.                                7,100     190,369
------------------------------------------------------------------
Texas Utilities Co.                              2,840     118,215
------------------------------------------------------------------
                                                         3,608,821
------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.12%

ONIX Systems, Inc.(a)                            2,100      27,037
------------------------------------------------------------------
RELTEC Corp.(a)                                    100       4,501
------------------------------------------------------------------
                                                            31,538
------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.23%

Quanta Services, Inc.(a)                         4,000      58,750
------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.03%

Charles River Associates Inc.(a)                   300       7,500
------------------------------------------------------------------

                                                             MARKET
                                                  SHARES      VALUE
MANUFACTURING (SPECIALIZED) - 0.67%

Superior TeleCom Inc.                                4,125 $   171,703
----------------------------------------------------------------------

NATURAL GAS - 5.61%

Coastal Corp. (The)                                  1,400      97,737
----------------------------------------------------------------------
Columbia Energy Group                                2,700     150,187
----------------------------------------------------------------------
Energen Corp.                                        2,800      56,350
----------------------------------------------------------------------
KN Energy, Inc.                                      4,600     249,262
----------------------------------------------------------------------
Public Service Company of North Carolina, Inc.       3,200      69,600
----------------------------------------------------------------------
Sonat, Inc.                                          5,400     208,575
----------------------------------------------------------------------
Williams Companies, Inc. (The)                      18,000     607,500
----------------------------------------------------------------------
                                                             1,439,211
----------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.12%

AES Corp.(a)                                         2,400     126,151
----------------------------------------------------------------------
CalEnergy Co., Inc.(a)                               5,400     162,338
----------------------------------------------------------------------
                                                               288,489
----------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 3.59%

Alexandria Real Estate Equities, Inc.                3,400     101,787
----------------------------------------------------------------------
Anthracite Mortgage Capital Inc.                     2,000      27,750
----------------------------------------------------------------------
Boston Properties, Inc.                              4,300     148,350
----------------------------------------------------------------------
CCA Prison Realty Trust                              3,000      91,875
----------------------------------------------------------------------
Corporate Office Properties Trust, Inc.              3,500      31,062
----------------------------------------------------------------------
Correctional Properties Trust(a)                       800      16,200
----------------------------------------------------------------------
Crescent Real Estate Equities, Co.                   2,300      77,338
----------------------------------------------------------------------
Entertainment Properties Trust                         700      12,775
----------------------------------------------------------------------
Golf Trust of America, Inc.                          1,300      44,688
----------------------------------------------------------------------
Mack-Cali Realty Corp.                               2,000      68,750
----------------------------------------------------------------------
Meditrust Corp.                                      2,500      69,844
----------------------------------------------------------------------
Patriot American Hospitality, Inc.                   6,599     157,963
----------------------------------------------------------------------
Starwood Hotels & Resorts                            1,500      72,469
----------------------------------------------------------------------
                                                               920,851
----------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.20%

Metzler Group, Inc.(a)                               1,400      51,275
----------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.22%

Hyperion Telecommunications, Inc.(a)                 3,600      56,475
----------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 3.71%

IXC Communications, Inc.(a)                          3,300     160,050
----------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(a)                    3,200     128,200
----------------------------------------------------------------------
WinStar Communications, Inc.(a)                      6,100     261,919
----------------------------------------------------------------------
WorldCom, Inc.(a)                                    8,287     401,401
----------------------------------------------------------------------
                                                               951,570
----------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                                     MARKET
                                                          SHARES     VALUE

TELEPHONE - 12.08%

Advanced Communications Group, Inc.(a)                     1,800   $   12,488
-----------------------------------------------------------------------------
Ameritech Corp.                                           10,200      457,725
-----------------------------------------------------------------------------
Bell Atlantic Corp.                                        3,600      164,250
-----------------------------------------------------------------------------
BellSouth Corp.                                            6,900      463,163
-----------------------------------------------------------------------------
Century Telephone Enterprises                              6,800      311,950
-----------------------------------------------------------------------------
Cincinnati Bell, Inc.                                     13,300      380,712
-----------------------------------------------------------------------------
Electric Lightwave, Inc. - Class A(a)                      6,300       69,694
-----------------------------------------------------------------------------
GTE Corp.                                                  3,200      178,000
-----------------------------------------------------------------------------
Intermedia Communications Inc.(a)                          2,400      100,650
-----------------------------------------------------------------------------
McLeodUSA Inc. - Class A(a)                                3,100      120,512
-----------------------------------------------------------------------------
SBC Communications, Inc.                                  13,200      528,000
-----------------------------------------------------------------------------
SCC Communications Corp.(a)                                3,500       42,875
-----------------------------------------------------------------------------
Teleport Communications Group Inc. - Class A(a)            2,800      151,900
-----------------------------------------------------------------------------
US West, Inc.                                              2,500      117,500
-----------------------------------------------------------------------------
                                                                    3,099,419
-----------------------------------------------------------------------------
  Total Domestic Common Stocks (Cost $8,094,110)                   11,781,209
-----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 5.50%

COMMUNICATIONS EQUIPMENT - 0.58%

NEXTLINK Communications, Inc. - $3.25 Conv. Pfd.
 (Acquired 03/26/98; Cost $145,000)(b)                     2,900      148,245
-----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.08%

Salomon Smith Barney Holdings - $3.48 Conv. Pfd. DECS        400       22,375
-----------------------------------------------------------------------------

NATURAL GAS - 3.04%

El Paso Energy Cap Trust, Inc. - $2.375 Conv. Pfd.        12,600      667,800
-----------------------------------------------------------------------------
MCN Corp. - $2.013 Conv. PRIDES                            4,800      113,700
-----------------------------------------------------------------------------
                                                                      781,500
-----------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.39%

AES Trust II - $2.69 Conv. Pfd.                            4,000      233,280
-----------------------------------------------------------------------------
AES Trust II - $2.75 Conv. Pfd.                            2,100      122,472
-----------------------------------------------------------------------------
                                                                      355,752
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.41%

Winstar Communications - $3.50 Conv. Pfd.(b) (Acquired
 03/12/98; Cost $95,000)                                   1,900      104,025
-----------------------------------------------------------------------------
  Total Domestic Convertible Preferred Stocks
   (Cost $1,387,867)                                                1,411,897
-----------------------------------------------------------------------------

DOMESTIC NON-CONVERTIBLE PREFERRED
 STOCKS - 0.25%

ENTERTAINMENT - 0.25%

Time Warner Inc. - Series M, $102.50 PIK Pfd.                 58       64,888
-----------------------------------------------------------------------------
  Total Domestic Non-Convertible Preferred Stocks (Cost
   $52,105)                                                            64,888
-----------------------------------------------------------------------------

                                                                       MARKET
                                                            SHARES     VALUE

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 24.05%

ARGENTINA - 0.36%

Central Costanera S.A. - Class B (Electric Companies)       20,700   $   60,039
-------------------------------------------------------------------------------
Telefonica de Argentina S.A. - ADR (Telephone)               1,000       32,437
-------------------------------------------------------------------------------
                                                                         92,476
-------------------------------------------------------------------------------

AUSTRALIA - 0.14%

Telstra Corp. Ltd. (Telephone)                              14,380       36,973
-------------------------------------------------------------------------------

AUSTRIA - 0.45%

Oesterreichische Elektrizitaetswirtschafts A.G. - Class
 A (Electric Companies)                                        970      116,247
-------------------------------------------------------------------------------

BELGIUM - 0.44%

Electrabel S.A. (Electric Companies)                           400      113,471
-------------------------------------------------------------------------------

BRAZIL - 1.18%

Centrais Eletricas de Santa Catarina S.A. (Electric
 Companies)                                                 40,000       30,435
-------------------------------------------------------------------------------
Companhia Paranaense de Energia (Electric Companies)         3,100       28,675
-------------------------------------------------------------------------------
Eletricidade de Sao Paulo S.A. (Electric Companies)            270       20,310
-------------------------------------------------------------------------------
Empresa Bandeirante de Energia S.A. (Electric
 Companies)(a)                                                 270        4,272
-------------------------------------------------------------------------------
Empresa Metropolitana de Aguas e Energia S.A. (Electric
 Companies)(a)                                                 270          210
-------------------------------------------------------------------------------
Empresa Paulista de Transmissao de Energia Eletrica S.A.
 (Electric Companies)(a)                                       270          955
-------------------------------------------------------------------------------
Telecomunicacoes Brasileiras S.A. - ADR (Telephone)          2,000      218,375
-------------------------------------------------------------------------------
                                                                        303,232
-------------------------------------------------------------------------------

CANADA - 1.51%

Laidlaw One, Inc. - $1.22 Conv. Pfd. (Waste Management)      2,500       91,250
-------------------------------------------------------------------------------
MetroNet Communications Corp. - Class B (Communications
 Equipment)(a)                                               1,800       50,850
-------------------------------------------------------------------------------
TELUS Corp. (Telecommunications - Cellular & Wireless)       4,300      111,223
-------------------------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas)                          5,500      122,719
-------------------------------------------------------------------------------
Westshore Terminals Income Fund (Services - Facilities &
 Environmental)                                              2,200       10,468
-------------------------------------------------------------------------------
                                                                        386,510
-------------------------------------------------------------------------------

CHILE - 0.81%

Cia. de Telecomunicaciones de Chile S.A. - ADR
 (Telephone)                                                 6,300      127,969
-------------------------------------------------------------------------------
Enersis S.A. - ADR (Electric Companies)                      3,300       80,644
-------------------------------------------------------------------------------
                                                                        208,613
-------------------------------------------------------------------------------

DENMARK - 0.29%

Tele Danmark A.S. - ADR (Telephone)                          1,600       75,400
-------------------------------------------------------------------------------

FINLAND - 0.57%

Nokia Oyj A.B. - Class A - ADR (Communications
 Equipment)                                                  2,000      145,125
-------------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND
54

                                                                      MARKET
                                                           SHARES      VALUE

FRANCE - 0.88%

Alstom (Engineering & Construction)(a)                      2,600   $    85,598
-------------------------------------------------------------------------------
France Telecom S.A. - ADR (Communications Equipment)        2,000       139,125
-------------------------------------------------------------------------------
                                                                        224,723
-------------------------------------------------------------------------------

GERMANY - 1.57%

RWE A.G. (Electric Companies)                               2,425       143,620
-------------------------------------------------------------------------------
VEBA A.G. (Manufacturing - Diversified)                     1,310        88,156
-------------------------------------------------------------------------------
Viag A.G. (Manufacturing - Diversified)                       250       172,185
-------------------------------------------------------------------------------
                                                                        403,961
-------------------------------------------------------------------------------

HUNGARY - 0.36%

Magyar Tavkozlesi ADR (Telecommunications - Long
 Distance)                                                  3,100        91,256
-------------------------------------------------------------------------------

ISRAEL - 0.20%

Gilat Communications Ltd. (Telecommunications -
  Cellular/Wireless)(a)                                     5,800        50,025
-------------------------------------------------------------------------------

ITALY - 3.00%

Societa Nordelettrica S.p.A. (Electric Companies)          49,000       134,114
-------------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Telecommunications -
  Cellular/Wireless)                                       38,025       232,120
-------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)                          55,277       404,042
-------------------------------------------------------------------------------
                                                                        770,276
-------------------------------------------------------------------------------

JAPAN - 0.50%

Nippon Telegraph & Telephone Corp.
 (Telecommunications - Long Distance)                          90        74,957
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. - ADR
 (Telecommunications - Long Distance)                       1,300        54,600
-------------------------------------------------------------------------------
                                                                        129,557
-------------------------------------------------------------------------------

NETHERLANDS - 0.58%

KPN N.V. (Telecommunications - Long Distance)                 284        10,938
-------------------------------------------------------------------------------
Royal PTT Nederland N.V. - ADR (Services - Commercial &
 Consumer)                                                  2,033       129,350
-------------------------------------------------------------------------------
TNT Post Group N.V. (Air Freight)(a)                          284         7,264
-------------------------------------------------------------------------------
                                                                        147,552
-------------------------------------------------------------------------------

NEW ZEALAND - 1.03%

Sky Network Television Ltd. (Broadcasting - Television,
 Radio & Cable)(a)                                          1,700        20,400
-------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. - Interim ADR
 (Telephone)                                                2,300        38,669
-------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. - ADR (Telephone)         6,300       206,325
-------------------------------------------------------------------------------
                                                                        265,394
-------------------------------------------------------------------------------

PERU - 0.25%

Luz Del Sur S.A. (Power Producers - Independent)            1,700        18,912
-------------------------------------------------------------------------------
Telefonica del Peru S.A. - ADR (Telecommunications -
  Long Distance)                                            2,200        44,963
-------------------------------------------------------------------------------
                                                                         63,875
-------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES     VALUE

PORTUGAL - 1.77%

Electricidade de Portugal, S.A. - ADR (Electric
 Companies)                                                   3,700 $ 170,431
-----------------------------------------------------------------------------
Portugal Telecom S.A. - ADR (Telephone)                       4,700   248,806
-----------------------------------------------------------------------------
Telecel - Comunicacaoes Pessoais, S.A.
 (Telecommunications - Cellular/Wireless)                       200    35,500
-----------------------------------------------------------------------------
                                                                      454,737
-----------------------------------------------------------------------------

SPAIN - 2.22%

Autopistas Concesionaria Espanola S.A. (Services -
  Commercial & Consumer)                                      3,900    60,401
-----------------------------------------------------------------------------
Autopistas Concesionaria Espanola S.A. - Rts., expiring
 07/10/98 (Services - Commercial & Consumer)(a)               3,900     3,020
-----------------------------------------------------------------------------
Iberdrola S.A. (Electric Companies)                          15,700   254,927
-----------------------------------------------------------------------------
Telefonica de Espana - ADR (Telephone)                        1,800   250,312
-----------------------------------------------------------------------------
                                                                      568,660
-----------------------------------------------------------------------------

SWEDEN - 0.85%

Telefonaktiebolaget LM Ericsson - ADR (Communications
 Equipment)                                                   7,600   217,550
-----------------------------------------------------------------------------

UNITED KINGDOM - 5.09%

Hyder PLC (Water Utilities)                                   4,280    67,144
-----------------------------------------------------------------------------
National Grid Group PLC (Electric Companies)                 10,313    69,609
-----------------------------------------------------------------------------
PowerGen PLC (Electric Companies)                            30,695   424,616
-----------------------------------------------------------------------------
PowerGen PLC - ADR (Electric Companies)                       1,100    62,012
-----------------------------------------------------------------------------
Scottish Power PLC (Electric Companies)                      15,950   139,900
-----------------------------------------------------------------------------
Southern Electric PLC (Electric Companies)                    9,706    87,890
-----------------------------------------------------------------------------
United Utilities PLC (Water Utilities)                       14,979   218,097
-----------------------------------------------------------------------------
Wessex Water PLC (Water Utilities)                           11,792    90,230
-----------------------------------------------------------------------------
Yorkshire Water PLC (Water Utilities)                        19,580   146,551
-----------------------------------------------------------------------------
                                                                    1,306,049
-----------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $4,464,562)                                                      6,171,662
-----------------------------------------------------------------------------
                                                         PRINCIPAL
                                                           AMOUNT
DOMESTIC NON-CONVERTIBLE BONDS & NOTES - 5.68%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.42%

Comcast Corp., Sr. Sub. Deb., 9.50%,
 01/15/08                                                $  100,000   106,500
-----------------------------------------------------------------------------

CONSUMER FINANCE - 0.32%

GMAC, Notes, 9.00%, 10/15/02                                 75,000    83,219
-----------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.74%

El Paso Electric Co., Series D Sec. First Mortgage
 Bonds, 8.90%, 02/01/06                                      75,000    84,595
-----------------------------------------------------------------------------
Western Resources Inc., Sr. Notes, 7.125%, 08/01/09         100,000   104,590
-----------------------------------------------------------------------------
                                                                      189,185
-----------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                        PRINCIPAL    MARKET
                                                          AMOUNT     VALUE

ENTERTAINMENT - 1.10%

Time Warner, Inc.,
 Deb., 9.125%, 01/15/13                                 $  100,000 $ 123,396
----------------------------------------------------------------------------
 Notes, 8.18%, 08/15/07                                     75,000    83,569
----------------------------------------------------------------------------
 Unsec. Deb., 6.85%, 01/15/26                               75,000    76,455
----------------------------------------------------------------------------
                                                                     283,420
----------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.42%

California Energy Co., Notes, 10.25%, 01/15/04             100,000   107,750
----------------------------------------------------------------------------

NATURAL GAS - 0.49%

Ferrellgas Partners, Series B Sr. Sec. Gtd. Notes,
 9.375%, 06/15/06                                           75,000    77,625
----------------------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%, 08/15/04                    45,000    48,876
----------------------------------------------------------------------------
                                                                     126,501
----------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.42%

Tennessee Gas Pipeline Co., Bonds, 7.00%, 03/15/27         100,000   106,771
----------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.12%

AES Corp., Sr. Sub. Notes, 10.25%, 07/15/06                 75,000    81,750
----------------------------------------------------------------------------
Arizona Public Service Co., Deb., 8.00%, 12/30/15           75,000    82,900
----------------------------------------------------------------------------
Indiana Michigan Power, Sec. Lease Obligation Bonds,
 9.82%, 12/07/22                                            93,413   123,258
----------------------------------------------------------------------------
                                                                     287,908
----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.65%

AT&T Corp., Sr. Notes, 7.75%, 03/01/07                     150,000   165,653
----------------------------------------------------------------------------
  Total Domestic Non-Convertible Bonds & Notes (Cost
   $1,357,753)                                                     1,456,907
----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS - 3.14%

COMMUNICATIONS EQUIPMENT - 0.77%

Global Telesystems Group, Conv. Sr. Sub. Notes, 8.75%,
 06/30/00                                                   80,000   197,700
----------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 1.17%

Candescent Technology Corp., Conv. Sr. Sub. Deb.,
 7.00%, 05/01/03 (Acquired 04/17/98; Cost $300,000)(b)     300,000   300,000
----------------------------------------------------------------------------

CONSUMER FINANCE - 1.20%

Bell Atlantic Financial Services, Conv. Bonds, 5.75%,
 04/01/03 (Acquired 02/12/98; Cost $300,000)(b)            300,000   307,314
----------------------------------------------------------------------------
  Total Domestic Convertible Bonds (Cost $743,463)                   805,014
----------------------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS & NOTES - 3.65%(c)

CANADA - 1.89%

Bell Canada (Telecommunications - Cellular/Wireless)
 Deb., 10.875%, 10/11/04                                CAD 50,000    42,710
----------------------------------------------------------------------------
 Series EW Deb., 8.80%, 08/17/05                            50,000    40,183
----------------------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas - Exploration &
 Production), Deb., 11.00%, 10/31/00                       100,000    76,238
----------------------------------------------------------------------------

                                                     PRINCIPAL    MARKET
                                                      AMOUNT       VALUE

CANADA - (CONTINUED)
Ontario Hydro (Electric Companies), Global Bonds,
 9.00%, 06/24/02                                    CAD 100,000 $    76,498
----------------------------------------------------------------------------
Telegobe Canada, Inc. (Telephone), Unsec. Deb.,
 8.35%, 06/20/03                                        100,000      75,554
----------------------------------------------------------------------------
Trans-Canada Pipelines (Oil & Gas - Exploration &
 Production)
 Series Q Deb., 10.625%, 10/20/09                       125,000     117,743
----------------------------------------------------------------------------
 Unsec. Notes, 8.55%, 02/01/06                           70,000      55,574
----------------------------------------------------------------------------
                                                                    484,500
----------------------------------------------------------------------------

UNITED KINGDOM - 1.76%

National Grid Co. PLC (Electric Companies), Bonds,
 4.25%, 02/17/08                                    GBP 240,000     452,091
----------------------------------------------------------------------------
  Total Foreign Non-Convertible Bonds & Notes (Cost
   $878,803)                                                        936,591
----------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 1.24%

U.S. TREASURY BONDS - 0.64%

7.625%, 02/15/25                                    $   130,000     163,696
----------------------------------------------------------------------------

U.S. TREASURY NOTES - 0.60%

6.625%, 06/30/01                                        150,000     154,317
----------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $292,052)                    318,013
----------------------------------------------------------------------------

REPURCHASE AGREEMENT - 9.39%(d)

Dean Witter Reynolds, Inc., 6.10%, 07/01/98
 (Cost $2,409,754)(e)                                 2,409,754   2,409,754
----------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 98.82%                             25,355,935
----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.18%                               302,718
----------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $25,658,653
============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of these securities at 06/30/98 was $859,584 which represented 3.35% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreements. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 6/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 at $209,153,696.

Abbreviations:
ADR    - American Depositary Receipt
CAD    - Canadian Dollar
Conv.  - Convertible
Deb.   - Debentures
DECS   - Dividend Enhanced Convertible Stock
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
PRIDES - Preferred Redeemable Increased Dividend Equity Securities
Rts.   - Rights
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

                        AIM V.I. GLOBAL UTILITIES FUND
56

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost $19,680,469)           $25,355,935
---------------------------------------------------------------------
Foreign currencies, at value (cost $124,133)                  124,578
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                           122,513
---------------------------------------------------------------------
 Investments sold                                             173,577
---------------------------------------------------------------------
 Dividends and interest                                       128,266
---------------------------------------------------------------------
Investment for deferred compensation plan                      14,772
---------------------------------------------------------------------
Other assets                                                       19
---------------------------------------------------------------------
  Total assets                                             25,919,660
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        219,602
---------------------------------------------------------------------
 Capital stock reacquired                                          10
---------------------------------------------------------------------
 Deferred compensation plan                                    14,772
---------------------------------------------------------------------
 Foreign currency contracts                                        23
---------------------------------------------------------------------
Accrued advisory fees                                          13,317
---------------------------------------------------------------------
Accrued directors' fees                                         2,024
---------------------------------------------------------------------
Accrued administrative services fees                            3,729
---------------------------------------------------------------------
Accrued operating expenses                                      7,530
---------------------------------------------------------------------
  Total liabilities                                           261,007
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $25,658,653
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                1,538,611
---------------------------------------------------------------------
Net asset value, offering and redemption price per share       $16.68
=====================================================================




STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $18,848 foreign withholding tax)                  $  271,232
-------------------------------------------------------------------------------
Interest                                                               174,614
-------------------------------------------------------------------------------
 Total investment income                                               445,846
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                           77,543
-------------------------------------------------------------------------------
Administrative services fees                                            22,318
-------------------------------------------------------------------------------
Custodian fees                                                          11,744
-------------------------------------------------------------------------------
Directors' fees and expenses                                             4,356
-------------------------------------------------------------------------------
Professional fees                                                       10,670
-------------------------------------------------------------------------------
Other                                                                    5,708
-------------------------------------------------------------------------------
 Total expenses                                                        132,339
-------------------------------------------------------------------------------
Less: Expenses paid indirectly                                            (257)
-------------------------------------------------------------------------------
 Net expenses                                                          132,082
-------------------------------------------------------------------------------
Net investment income                                                  313,764
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain from:

 Investment securities                                                 618,994
-------------------------------------------------------------------------------
 Foreign currencies                                                      9,501
-------------------------------------------------------------------------------
 Futures contracts                                                     110,924
-------------------------------------------------------------------------------
 Option contracts                                                          920
-------------------------------------------------------------------------------
                                                                       740,339
-------------------------------------------------------------------------------

Net unrealized appreciation of:

 Investment securities                                              1,051,364
-------------------------------------------------------------------------------
 Foreign currencies                                                      1,343
-------------------------------------------------------------------------------
                                                                     1,052,707
-------------------------------------------------------------------------------
 Net gain on investment securities, foreign currencies, futures and
  option contracts                                                   1,793,046
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $2,106,810
===============================================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                        JUNE 30,   DECEMBER 31,
                                                          1998         1997
                                                       ----------- ------------
OPERATIONS:

 Net investment income                                 $   313,764 $   458,649
-------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign
  currencies, futures and option contracts                 740,339     176,145
-------------------------------------------------------------------------------
 Net unrealized appreciation of investment securities
  and foreign currencies                                 1,052,707   2,779,707
-------------------------------------------------------------------------------
  Net increase in net assets resulting from operations   2,106,810   3,414,501
-------------------------------------------------------------------------------
Distributions from net realized gains                           --      (6,795)
-------------------------------------------------------------------------------
Net increase from capital stock transactions             1,472,982   5,095,582
-------------------------------------------------------------------------------
  Net increase in net assets                             3,579,792   8,503,288
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                    22,078,861  13,575,573
-------------------------------------------------------------------------------
 End of period                                         $25,658,653 $22,078,861
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)            $18,309,021 $16,836,039
-------------------------------------------------------------------------------
 Undistributed net investment income                       753,340     439,576
-------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and option
  contracts                                                919,991     179,652
-------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and option contracts                5,676,301   4,623,594
-------------------------------------------------------------------------------
                                                       $25,658,653 $22,078,861
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Global Utilities Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign). Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in

                         AIM V.I. GLOBAL UTILITIES FUND
58
   foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $22,318 for such services.

                        AIM V.I. GLOBAL UTILITIES FUND

 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,322 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $257 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $257 during the six months ended June 30, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $5,517,127 and $2,816,382, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $5,938,875
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (263,717)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $5,675,158
=========================================================================

 Cost of investments for tax purposes is $19,680,777.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                              JUNE 30, 1998       DECEMBER 31, 1997
                           --------------------  ---------------------
                            SHARES     AMOUNT     SHARES     AMOUNT
                           --------  ----------  --------  -----------
Sold                        300,517  $4,838,733   505,614  $ 6,971,987
-----------------------------------------------------------------------
Issued as reinvestment of
 distributions                   --          --       459        6,795
-----------------------------------------------------------------------
Reacquired                 (208,635) (3,365,751) (140,799)  (1,883,200)
-----------------------------------------------------------------------
                             91,882  $1,472,982   365,274  $ 5,095,582
=======================================================================

NOTE 7 - OPTION CONTRACTS WRITTEN
Transactions in call options written during the six months ended June 30, 1998 are summarized as follows:

                      OPTION CONTRACTS
                     ------------------
                     NUMBER OF PREMIUMS
                     CONTRACTS RECEIVED
                     --------- --------
Beginning of period      --    $    --
---------------------------------------
Written                  14      3,018
---------------------------------------
Closed                  (14)    (3,018)
---------------------------------------
Expired                  --         --
---------------------------------------
End of period            --    $    --
=======================================

                        AIM V.I. GLOBAL UTILITIES FUND
60

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                            DECEMBER 31,
                          JUNE 30,     ---------------------------        JANUARY 31,
                            1998        1997     1996        1995            1995
                          --------     -------  -------     ------        -----------
Net asset value,
 beginning of period      $ 15.26      $ 12.55   $11.64      $9.69          $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income      0.19         0.32     0.40       0.29            0.27
-----------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               1.23         2.40     0.99       1.98           (0.33)
-----------------------------------------------------------------------------------------
  Total from investment
   operations                1.42         2.72     1.39       2.27           (0.06)
-----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           --           --    (0.41)     (0.31)          (0.25)
-----------------------------------------------------------------------------------------
  Distributions from net
   realized gains              --        (0.01)   (0.07)     (0.01)             --
-----------------------------------------------------------------------------------------
  Total distributions          --        (0.01)   (0.48)     (0.32)          (0.25)
-----------------------------------------------------------------------------------------
Net asset value, end of
 period                   $ 16.68      $ 15.26   $12.55     $11.64          $ 9.69
=========================================================================================
Total return(a)              9.31%       21.63%   12.07%     23.73%          (0.56)%
=========================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $25,659      $22,079  $13,576     $8,394          $2,958
=========================================================================================
Ratio of expenses to
 average net assets          1.11%(b)     1.28%    1.40%(c)   1.47%(c)(d)     1.31%(d)(e)
=========================================================================================
Ratio of net investment
 income to average net
 assets                      2.63%(b)     2.81%    3.56%(c)   3.76%(c)(d)     4.39%(d)(e)
=========================================================================================
Portfolio turnover rate        13%          28%      47%        58%             69%
=========================================================================================
Average brokerage
 commission rate paid(f)  $0.0383      $0.0365  $0.0477        N/A             N/A
=========================================================================================

(a) Totals returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $24,057,019.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.55%, 3.42%, 2.44% (annualized) and 2.79% (annualized) for 1996 and 1995, respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.80% (annualized) and 2.90% (annualized), respectively.
(f) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                        AIM V.I. GLOBAL UTILITIES FUND

The Managers' Overview

AIM V.I. GOVERNMENT SECURITIES FUND
PERFORMS WELL IN MIXED BOND MARKET

A roundtable discussion with the Fund management team for AIM V.I. Government Securities Fund for the six-month period ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  INVESTORS WERE ATTRACTED TO THE        returns. With inflation low and no immedi-   fered investors similar choices. Five-year
RELATIVE SAFETY OF U.S. GOVERNMENT         ate threat of action from the Fed, the Fund  notes will now be auctioned quarterly
ISSUES DURING THE FIRST HALF OF            continued to employ a barbell strategy. By   instead of monthly.
1998. HOW DID THE FUND PERFORM             holding a combination of short- and long-       These changes will allow the Treasury to
DURING THIS PERIOD?                        term bonds, the Fund is more flexible and    increase the size of other auctions (for
A.  Total return for the Fund was 3.66%,   able to take advantage of opportunities in   two-year notes, for instance), while reduc-
edging out the Lehman Brothers Intermedi-  different interest-rate environments. The    ing the total amount of money it borrows.
ate Government Bond Index return of        shorter-term bond holdings can help tem-     Overall, a smaller supply could drive the
3.39% for the first half of 1998.          per volatility while the long-term bonds     prices of bonds up, decreasing yields.
                                           provide income and total return opportuni-
Q.  WHAT WERE THE MAJOR ISSUES             ties. Mortgage-backed obligations issued     Q.  HOW WAS THE FUND POSITIONED AT
AFFECTING FIXED-INCOME MARKETS?            by U.S. government agencies offer the Fund   THE END OF THE REPORTING PERIOD?
A.  Overall, the first half of 1998 was    attractive, lower-risk returns as well.      A.  As always, we diversify our portfolio
a favorable environment for bonds. A                                                    among different sectors of the government
thriving domestic economy and solid        Q.  HOW DID YOU MANAGE THE MORT-
corporate cash flows encouraged fixed-     GAGE PORTION OF THE PORTFOLIO?
income investors. There was no policy      A.  Market volatility has been relatively    PORTFOLIO COMPOSITION
change from the  Federal Reserve Board     low, which makes mortgages more attractive
(the  Fed). However, there was signi-      than Treasuries. We've kept a slight over-   As of 6/30/98, based on total net assets
ficant uncertainty about the effects of    weight position in mortgage bonds because
economic turmoil overseas, particularly    of their ability to add incremental yield.   Pie Chart
in emerging markets, which prompted a        A Treasury rally like the one we saw at
flight to quality. During May and June,    the end of the second quarter is often a     Mortgage-backed Obligations       61.44%
investors started to worry about Asia's    sign of a possible increase in mortgage      U.S. Agency Debentures            20.18%
impact on corporate profits, and they      refinancings. However, during the report-    Cash Equivalents                   4.57%
turned to high-quality, long-term bonds    ing period, the Fund was not greatly af-     U.S. Treasury Obligations         13.81%
for safety.                                fected by refinancing. That's due, in
  The result was a narrow rally that       part, to our mortgage selection strategy.    BREAKDOWN OF MORTGAGE-BACKED OBLIGATIONS
sent the yield on the 30-year Treasury     See the box on the facing page to read
bond to its lowest levels since the        more about our approach.                     Federal National Mortgage Assn.   22.71%
1960s, falling to 5.63% at the end of                                                   Federal Home Loan Mortgage Corp.  41.78%
the reporting period. Long bonds           Q.  HOW WILL CHANGES IN TREASURY             Government National Mortgage
vacillated during the reporting period,    SUPPLY AFFECT THE GOVERNMENT                   Assn.                           35.51%
but within a very narrow range: from a     BOND MARKET?
low of 5.57% to a high of 6.07%.           A.  The government's need for financing is   Weighted Average Maturity       7.16 years
  The yield curve flattened considerably,  shrinking in light of a substantial          Duration                        4.07 years
so that the spread between the two-year    surplus. In May, the Treasury Department
note and the 30-year Treasury note         announced a major restructuring of its       Please keep in mind that the Fund's
shrank to just 16 basis points as of       calendar for selling intermediate-term       portfolio composition is subject to change
June 30, 1998. (A basis point is one       government securities. Three-year notes,     and there is no assurance the Fund will
one-hundredth of a percentage point.)      which have been auctioned monthly since      continue to hold any particular security.
                                           1976, will now be eliminated. The Treasury
Q.  WHAT WAS YOUR MANAGEMENT               felt that two-year and five-year notes of-
STRATEGY IN THIS ENVIRONMENT?
A.  Our goal in managing the Fund is to
achieve low volatility and competitive

62                    AIM V.I. GOVERNMENT SECURITIES FUND

market to participate in the best-perform-   Q.  WHAT IS YOUR OUTLOOK FOR THE               ---------------------------------------
ing areas. While our emphasis during the     GOVERNMENT BOND MARKET?                        THE MORTGAGE SELECTION PROCESS
reporting period was on mortgage-backed      A.  Interest rates can't keep going down
obligations, we maintained exposure to       forever. However, if inflation stays low, the  Selecting mortgage bonds for the
each of the government market sectors. At    Fed will probably remain hesitant to raise     Fund's portfolio is a research-intensive
the end of the reporting period, the Fund's  rates. Fed Chairman Alan Greenspan,            process. We hope to find mortgages
total net assets were divided among the      speaking to Congress in July (after the end    that will increase returns and that are
four asset classes as follows: 61.44% mort-  of the reporting period), warned that the      less likely to be refinanced, since
gage obligations, 13.81% U.S. Treasury       tight labor market could eventually acceler-   refinancings can create uncertain cash
obligations, 20.18% U.S. Agency deben-       ate inflation, which could lead to an in-      flows in the Fund.
tures, and 4.57% cash equivalents.           crease in rates. We remain alert to the          Projecting the rate of refinancing
  The weighted average maturity of the       possibility of a modest resurrection of        depends, of course, on economic vari-
portfolio was 7.16 years and its average     inflation during 1999.                         ables like interest rates inflation, and
duration was 4.07 years. The Fund's aver-      No matter which way interest rates go,       business development. But we also
age credit rating was AAA, the highest       we are able to alter our strategy to respond   consider demographic variables such
credit rating possible, as measured by       to different market conditions. We can         as mobility and population trends. In
Standard and Poor's (S&P), a widely          change the percentage of the portfolio         certain areas populated by younger
known credit rating agency. These ratings    devoted to mortgages vs. Treasuries, or we     homeowners the refinancing rate tends
are historical and are based on analysis of  can shorten the barbell by investing in        to be higher than in older, more estab-
the credit quality of the individual         shorter Treasuries or agency issues.           lished areas. Even the month of the
securities in the Fund's portfolio.                                                         year can affect the refinancing rate.
                                                                                            School vacations, homebuilding activ-
GROWTH OF A $10,000 INVESTMENT                                                              ity, and weather make relocation (and
                                                                                            refinancing) more likely in the late
From 5/5/93-6/30/98                                                                         spring and early summer.
                                                                                              Because economic and demographic
                               Lehman Brothers                                              factors can vary greatly from region to
         AIM V.I. Government    Intermediate                                                region, geographic diversification is an
          Securities Fund        Bond Index                                                 important strategy for mitigating the
                     (In thousands)                                                         risk in the portfolio. For instance,
5/5/93        $10,000              $10,000                                                  compared to middle America, the econo-
7/31/93        10,180               10,165          AVERAGE ANNUAL TOTAL RETURN             mies on both U.S. coasts are more
10/31/93       10,393               10,384                                                  heavily influenced by government
1/31/94        10,478               10,477          As of 6/30/98                           spending on building contracts, and the
4/30/94         9,939               10,116                                                  mortgage markets tend to experience
7/31/94        10,069               10,258          1 Year                 9.23%            refinancings at different times in the
10/31/94        9,947               10,205          5 Years                5.41             business cycle.
1/31/95        10,120               10,358          Inception (5/5/93)     5.55               Another factor is the age of the
4/30/95        10,487               10,739                                                  mortgage itself. We try to emphasize
7/31/95        10,870               11,119                                                  well-seasoned mortgages--meaning
10/31/95       11,219               11,410                                                  mortgages that have been on the mar-
1/31/96        11,599               11,762                                                  ket longer. These are more likely to
4/30/96        11,225               11,550                                                  have gone through refinancing before,
7/31/96        11,350               11,698                                                  so we don't expect them to do it again.
10/31/96       11,713               12,056                                                  Generally, we also emphasize bonds we
1/31/97        11,820               12,183                                                  can purchase close to face value or
4/30/97        11,891               12,270                                                  at discounted levels. Then, if there are
7/31/97        12,369               12,701                                                  refinancings the Fund is likely to
10/31/97       12,572               12,940                                                  achieve a capital gain rather than
12/31/97       12,888               13,244                                                  a loss.
4/30/98        12,984               13,334                                                    After weighing all of these factors,
6/30/98        13,211               13,516                                                  we select mortgages with a variety of
                                                                                            maturities, loan ages, and coupons as
The performance figures shown represent the  AIM V.I. Government Securities Fund and        they will perform differently and help
are not intended to reflect actual annuity values, and do not reflect charges at the        diversify the Fund's portfolio.
separate account level which, if applied, would lower the performance results. The          ---------------------------------------
Fund's performance figures are historical and reflect reinvestment of all distributions and changes in the net asset value. The Fund's investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems HYPO/Registered Trademark/.
  The Lehman Brothers Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and U.S. government agency securities. Results shown here are for the period 5/31/93 through 6/30/98.
Source: Lipper Analytical Services, Inc.
  An investment cannot be made in the indexes listed. Index results include reinvested dividends.

                     AIM V.I. GOVERNMENT SECURITIES FUND                      63

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 81.62%

FEDERAL FARM CREDIT BANK - 2.98%

Medium term notes
 5.96%, 07/14/03                                         $  200,000 $   201,990
-------------------------------------------------------------------------------
 6.22%, 06/17/08                                          1,000,000   1,002,810
-------------------------------------------------------------------------------
                                                                      1,204,800
-------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK BOARD - 5.89%

Debentures
 8.375%, 10/25/99                                           150,000     155,119
-------------------------------------------------------------------------------
 6.00%, 06/27/00                                            250,000     251,653
-------------------------------------------------------------------------------
 5.97%, 12/11/00                                          1,000,000   1,006,610
-------------------------------------------------------------------------------
 7.31%, 07/06/01                                            500,000     521,950
-------------------------------------------------------------------------------
 8.17%, 12/16/04                                            400,000     451,028
-------------------------------------------------------------------------------
                                                                      2,386,360
-------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 14.32%

Debentures
 6.13%, 08/19/99                                            150,000     150,797
-------------------------------------------------------------------------------
Pass through certificates
 6.00%, 11/01/08 to 08/01/10                                757,380     754,540
-------------------------------------------------------------------------------
 6.50%, 12/01/08 to 02/01/28                              2,849,389   2,855,621
-------------------------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                              1,576,857   1,611,396
-------------------------------------------------------------------------------
 10.50%, 08/01/19                                           217,082     238,449
-------------------------------------------------------------------------------
 8.50%, 08/01/24                                            178,060     186,629
-------------------------------------------------------------------------------
                                                                      5,797,432
-------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 32.56%

Debentures
 5.261%, 06/02/99                                           500,000     498,995
-------------------------------------------------------------------------------
 7.55%, 04/22/02                                            400,000     425,096
-------------------------------------------------------------------------------
 8.50%, 02/01/05                                            500,000     520,110
-------------------------------------------------------------------------------
 5.75%, 06/15/05                                            500,000     499,060
-------------------------------------------------------------------------------
Medium term notes
 7.375%, 03/28/05                                           300,000     326,343
-------------------------------------------------------------------------------
Pass through certificates
 7.50%, 11/01/09 to 07/01/27                              3,102,282   3,194,511
-------------------------------------------------------------------------------
 6.50%, 10/01/10 to 06/01/23                              1,527,214   1,538,342
-------------------------------------------------------------------------------
 7.00%, 07/01/11 to 01/01/28                              5,315,666   5,416,211
-------------------------------------------------------------------------------
 8.50%, 09/01/24                                            225,851     236,718
-------------------------------------------------------------------------------
STRIPS(a)
 7.37%, 10/09/19                                          1,800,000     517,788
-------------------------------------------------------------------------------
                                                                     13,173,174
-------------------------------------------------------------------------------

                                                     PRINCIPAL   MARKET
                                                      AMOUNT      VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -
  21.82%

Pass through certificates
 9.50%, 08/15/03 to 09/15/16                         $  76,607 $    83,003
---------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                           142,702     154,773
---------------------------------------------------------------------------
 11.00%, 10/15/15                                       45,419      50,997
---------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                           29,885      32,938
---------------------------------------------------------------------------
 6.50%, 12/15/23                                       450,648     453,320
---------------------------------------------------------------------------
 8.00%, 10/15/25 to 07/15/26                         2,873,721   2,992,130
---------------------------------------------------------------------------
 7.50%, 05/15/27                                       999,426   1,029,089
---------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                         3,966,350   4,032,033
---------------------------------------------------------------------------
                                                                 8,828,283
---------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY - 0.78%

Debentures
 7.30%, 01/31/02                                       300,000     315,513
---------------------------------------------------------------------------

STUDENT LOAN MARKETING ASSOCIATION - 1.99%

Debentures
 5.27%, 02/22/99                                       500,000     499,785
---------------------------------------------------------------------------
 5.55%, 12/15/99                                       150,000     149,777
---------------------------------------------------------------------------
 6.50%, 08/01/02                                       150,000     154,370
---------------------------------------------------------------------------
                                                                   803,932
---------------------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY - 1.28%

Debentures
 6.375%, 06/15/05                                      500,000     517,335
---------------------------------------------------------------------------
  Total U.S. Government Agency Securities (Cost
   $32,381,764)                                                 33,026,829
---------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 13.81%

U.S. TREASURY NOTES & BONDS - 12.84%

 6.125%, 12/31/01 to 11/15/27                        3,000,000   3,173,740
---------------------------------------------------------------------------
 6.00%, 07/31/02                                       300,000     305,025
---------------------------------------------------------------------------
 6.625%, 05/15/07                                      500,000     537,375
---------------------------------------------------------------------------
 7.50%, 11/15/16                                       500,000     600,265
---------------------------------------------------------------------------
 6.875%, 08/15/25                                      500,000     579,200
---------------------------------------------------------------------------
                                                                 5,195,605
---------------------------------------------------------------------------

U.S. TREASURY STRIPS(A) - 0.97%

 6.80%, 11/15/18                                     1,250,000     390,525
---------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $5,276,279)               5,586,130
---------------------------------------------------------------------------

REPURCHASE AGREEMENT -  8.99%(b)

SBC Capital Markets, Inc., 5.85%,
 07/01/98(c) (Cost $3,637,967)                       3,637,967   3,637,967
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 104.42%                                     42,250,926
---------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS  - (4.42)%                        (1,788,382)
---------------------------------------------------------------------------
NET ASSETS - 100.00%                                           $40,462,544
===========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND
64

NOTES TO SCHEDULE OF INVESTMENTS:

(a) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/98 with a maturing value of $1,000,162,500. Collateralized by $3,590,870,000 U.S. Government
    obligations, 0%, due 08/15/00 to 11/15/24 with an aggregate market value at 06/30/98 of $1,148,593,549.

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost $41,296,010)           $ 42,250,926
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             26,552
----------------------------------------------------------------------
 Interest                                                      286,952
----------------------------------------------------------------------
Investment for deferred compensation plan                       17,807
----------------------------------------------------------------------
Other assets                                                    10,039
----------------------------------------------------------------------
  Total assets                                              42,592,276
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       2,083,264
----------------------------------------------------------------------
 Deferred compensation plan                                     17,807
----------------------------------------------------------------------
Accrued advisory fees                                           16,362
----------------------------------------------------------------------
Accrued directors' fees                                          1,866
----------------------------------------------------------------------
Accrued administrative services fees                             2,911
----------------------------------------------------------------------
Accrued operating expenses                                       7,522
----------------------------------------------------------------------
  Total liabilities                                          2,129,732
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 40,462,544
----------------------------------------------------------------------

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 3,659,782
----------------------------------------------------------------------
Net asset value, offering and redemption price per share        $11.06
======================================================================




STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                                  $1,191,117
--------------------------------------------------------------------

EXPENSES:

Advisory fees                                                 91,681
--------------------------------------------------------------------
Administrative services fees                                  17,370
--------------------------------------------------------------------
Custodian fees                                                 6,999
--------------------------------------------------------------------
Directors' fees and expenses                                   3,546
--------------------------------------------------------------------
Professional fees                                             10,622
--------------------------------------------------------------------
Organizational costs                                             967
--------------------------------------------------------------------
Other                                                          2,987
--------------------------------------------------------------------
  Total expenses                                             134,172
--------------------------------------------------------------------
Net investment income                                      1,056,945
--------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                  39,294
--------------------------------------------------------------------
Net unrealized appreciation of investment securities         217,784
--------------------------------------------------------------------
 Net gain on investment securities                           257,078
--------------------------------------------------------------------
Net increase in net assets resulting from operations      $1,314,023
====================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND
66

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                      JUNE 30,    DECEMBER 31,
                                                        1998          1997
                                                     -----------  ------------
OPERATIONS:

Net investment income                                $ 1,056,945  $ 1,620,458
------------------------------------------------------------------------------
Net realized gain (loss) from investment securities       39,294     (100,162)
------------------------------------------------------------------------------
Net unrealized appreciation of investment
 securities                                              217,784      728,502
------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                        1,314,023    2,248,798
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                       --      (15,600)
------------------------------------------------------------------------------
Net increase from capital stock transactions           5,348,725    7,040,082
------------------------------------------------------------------------------
    Net increase in net assets                         6,662,748    9,273,280
------------------------------------------------------------------------------
NET ASSETS:

 Beginning of period                                  33,799,796   24,526,516
------------------------------------------------------------------------------
 End of period                                       $40,462,544  $33,799,796
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $37,333,401  $31,984,676
------------------------------------------------------------------------------
 Undistributed net investment income                   2,642,342    1,585,397
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                                 (468,115)    (507,409)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities        954,916      737,132
------------------------------------------------------------------------------
                                                     $40,462,544  $33,799,796
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Government Securities Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.

                      AIM V.I. GOVERNMENT SECURITIES FUND

C. Federal Income Taxes - For federal income tax purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $507,409, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $17,370 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,328 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - INVESTMENT SECURITIES
 The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $17,417,564 and $10,989,515, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $969,169
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (14,253)
-----------------------------------------------------------------------
Net unrealized appreciation of investment securities          $954,916
=======================================================================

 Investments have the same cost for tax and financial statement purposes.

NOTE 5 - CAPITAL STOCK
 Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                JUNE 30,             DECEMBER 31,
                                  1998                   1997
                           --------------------  ----------------------
                            SHARES     AMOUNT     SHARES      AMOUNT
                           --------  ----------  ---------  -----------
Sold                        859,764  $9,332,829  1,272,288  $13,023,561
------------------------------------------------------------------------
Issued as reinvestment of
 distributions                   --          --      1,468       15,600
------------------------------------------------------------------------
Reacquired                 (367,782) (3,984,104)  (591,274)  (5,999,079)
------------------------------------------------------------------------
                            491,982  $5,348,725    682,482  $ 7,040,082
========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND
68

NOTE 6 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                            JUNE            DECEMBER 31,               JANUARY 31,
                             30,       -------------------------     -------------------
                            1998        1997     1996     1995        1995        1994
                           -------     -------  -------  -------     -------     -------
Net asset value,
 beginning of period       $ 10.67     $  9.87  $ 10.17  $  9.39     $ 10.24     $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.22        0.59     0.58     0.54        0.53        0.38
-----------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                0.17        0.22    (0.35)    0.74       (0.88)       0.10
-----------------------------------------------------------------------------------------------
    Total from investment
     operations               0.39        0.81     0.23     1.28       (0.35)       0.48
-----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --       (0.01)   (0.53)   (0.50)      (0.50)      (0.24)
-----------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $ 11.06     $ 10.67  $  9.87  $ 10.17     $  9.39     $ 10.24
===============================================================================================
Total return(a)               3.66%       8.16%    2.29%   13.84%      (3.42)%      4.78%
===============================================================================================

Ratios/supplemental data:

Net assets, end of period
 (000s omitted)            $40,463     $33,800  $24,527  $19,545     $12,887     $10,643
===============================================================================================
Ratio of expenses to
 average net assets           0.73%(b)    0.87%    0.91%    1.19%(c)    0.95%(d)    1.00%(c)(d)
===============================================================================================
Ratio of net investment
 income to average net
 assets                       5.76%(b)    5.85%    5.80%    5.78%(c)    5.51%(e)    4.74%(c)(e)
===============================================================================================
Portfolio turnover rate         32%         66%      32%      41%         29%          0%
===============================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $36,976,251.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.10% and 1.80% (annualized) for January 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.35% and 3.94% (annualized) for January 1995 and 1994, respectively.

                      AIM V.I. GOVERNMENT SECURITIES FUND

The Managers' Overview

FUND PERFORMANCE SOLID
IN SPITE OF "ASIAN FLU"

A roundtable discussion with the management team for AIM V.I. Growth Fund for the six-month period ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  AFTER A STRONG FIRST QUARTER,      small-size stocks were particularly hard       the Fund's portfolio at the reporting period's
THE "ASIAN FLU" RETURNED TO CREATE     hit by this market turn.                       close, as they did six months earlier.
A VOLATILE MARKETPLACE IN THE            In addition to concerns about foreign          Emblematic of what is going on in this
SECOND QUARTER. HOW DID THE FUND       currency, investors were concerned that        field is the merger, announced in April, of
DO IN THIS ENVIRONMENT?                inflation would bring an end to this profit-   insurance giant Travelers Group, Inc. and
A.  Fund performance was very good     able bull market. However, the Federal         major money-center banker Citicorp--two
despite market conditions.  The Fund   Reserve Board (the Fed) left interest rates    stocks in the portfolio. This is the largest
posted an 18.86% total return for the  unchanged and U.S. economy as a whole          corporate merger in history; it melds two
six months ended June 30, 1998. In     remained strong. Retail stocks performed       financial-services leaders that both reported
addition, the Fund outperformed the    extremely well and technology stocks,          solid earnings for the first quarter of 1998.
15.57% total return of the Lipper      which struggled during much of the
Growth Fund Index, an unmanaged        second quarter, rebounded with excellent       Q.  TECHNOLOGY, A TRADITIONAL GROWTH
average of the performance of the 30   numbers in the last two weeks of the           SECTOR,IS YOUR SECOND-LARGEST WEIGHTING. WHY?
largest growth mutual funds tracked    reporting period.                              A.  This sector was not generally in favor
by Lipper Analytical Services.                                                        during much of the reporting period be-
                                       Q.  DID YOU ALTER THE PORTFOLIO AS             cause of the Asian downdraft and because a
Q.  WHAT FACTORS AFFECTED THE MAR-     MARKET CONDITIONS CHANGED?                     few leading companies reported disappoint-
KETS DURING THE REPORTING PERIOD?      A.  Not drastically. We trimmed holdings       ing earnings. Nevertheless, the technology
A.  As the new year unfolded, the      of energy stocks, which fell out of favor in   sector is still doing well. Overall it was the
markets seemed to shrug off Asia's     the wake of events in Asia. Health-care,       best performing sector in the S&P 500 for
difficulties. The much-anticipated     financial, and technology stocks remained      the first six months of 1998.
slowdown in the U.S. economy, pre-     attractive and we increased our holdings in      The new year began with promise, with
dicted to result from the Asian        each of those sectors. We also increased our   U.S. personal computer sales increasing
troubles, was less serious than        holdings in the retail sector as it performed  16% during the first quarter of 1998. This
expected. U.S. gross domestic output   well throughout the reporting period.          was good news for portfolio holdings such
rose at a 4.8% annual rate during the                                                 as Dell Computer Corp., which reported
first quarter of 1998. Inflation,      Q.  WHY ARE FINANCIAL STOCKS STILL             a string of earnings increases, and also for
perhaps as a consequence, remained     ATTRACTIVE? THEY WERE PROMINENT
low. The Commerce Department's over-   IN THE PORTFOLIO SIX MONTHS AGO.               TOP 10 EQUITY HOLDINGS
all price index rose an annualized     A.  Traditionally, financial stocks--compa-
0.9% during the first quarter--its     nies like banks and brokerage houses--         As of 6/30/98, based on total net assets
slowest rate in 34 years.              have not been thought of as growth stocks.
  Fund performance rebounded, too,     But we follow earnings growth for indi-         1. Microsoft Corp.                   2.14%
and during the latter half of the      vidual companies, so our model picks up         2. MCI Communications Corp.          1.97
first quarter, the Fund outperformed   sectors that are showing relative earnings      3. General Electric Co.              1.80
both the S&P 500 and the Lipper        momentum. This pulls us into sectors that       4. Merck & Co.                       1.59
Growth Fund Index.                     may grow very well for a few years that a       5. Bristol-Myers Squibb Co.          1.49
  The story during the second half of  traditional growth manager might not even       6. Freddie Mac                       1.47
the reporting period was much dif-     consider. With financial markets ebullient,     7. Becton, Dickinson & Co.           1.34
ferent, however. The Asian currency    interest rates stable, and the trend toward     8. American Home Products Corp.      1.26
woes,which had been noticeably ab-     globalization and consolidation unabated,       9. Service Corp. International       1.22
sent during the first half of the      financial stocks have certainly shown          10. Warner Lambert Co.                1.16
year, returned. Paired with new con-   growth-stock-like profits recently. At
cerns about the Russian economy, the   approximately 20% of net assets, financials    Please keep in mind that the Fund's portfolio
Asian crisis drove investors toward    represented the largest sector weighting in    composition is subject to change and there is
the perceived safety and liquidity                                                    no assurance the Fund will continue to hold
of a select number of large- and                                                      any particular security.
"mega-cap" stocks.  As a result,
many companies with strong earnings
potential were overlooked in favor
of momentum stock. Mid- and

70                           AIM V.I. GROWTH FUND

other technology sector leaders such         problem, reprogramming computers to            Merck & Co., Inc., a solid portfolio
as Microsoft Corp., which is among our       recognize this date. We believe the de-        holding with such well-established
largest holdings.                            mand in this facet of the industry should      products as the anti-cholesterol drug
  While technology stocks struggled          consistently grow, irrespective of market      Zocor, has developed an anti-migraine
through much of the second quarter, the      volatility, as the Year 2000 approaches.       drug that is currently being reviewed
final few weeks proved profitable for many                                                  for marketing in the U.S.
companies within the sector. Despite vola-   Q.  AND WHY DOES THE HEALTH-CARE                 A consistent growth stock, Merck
tility, our technological holdings have      SECTOR REMAIN A MAJOR EMPHASIS?                represents what we dub the "core"
done well. One of our larger holdings is     A.  Our health-care holdings were increased    portion of the Fund, companies with
BMC Software, Inc., a rapidly growing pro-   during the reporting period to about 20%       proven long-term consistent earnings
ducer of software products that improve      of assets.                                     performance. Other portfolio holdings
the efficiency of large-scale business com-    A major positive factor here has been        are companies showing momentum in their
puter environments. We feel that this is     the FDA's gradual streamlining of filing       earnings growth. As corporate earnings
the kind of technology-based productivity    and approval systems. This development         growth has decelerated recently, we have
improvement that underpins recent economic   has been welcomed by pharmaceutical            found ourselves migrating more into core
expansion and corporate cost control.        firms, especially those with new products      companies with reliable earnings
Apparently investors agreed as the stock     or drug delivery systems. A steady stream      records.
was up 58% at the end of the reporting       of new pharmaceutical products has been
period.                                      a significant contributor to this sector's     Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
  We also are targeting firms known for      recent good performance. For example,          A.  While Asian woes and global unrest
their expertise in solving the Year 2000                                                    caused investors to flock towards more
                                                                                            liquid blue-chip stocks at the end of
GROWTH OF A $10,000 INVESTMENT                                                              the reporting period, we believe many
                                                                                            of these large- and "mega-cap" stocks
From 5/5/93-6/30/98                                                                         to be overvalued. Over time, the
                                                                                            perceived magnitude of economic crisis
              AIM V.I.            S&P 500                                                   should dissipate, and investors should
            Growth Fund         Stock Index                                                 return to faster growing large- and
                     (In thousands)                                                         mid-cap companies. Fortunately, the
5/5/93        $10,000              $10,000                                                  Fund continues to own a portfolio of
7/31/93        10,420               10,254          AVERAGE ANNUAL TOTAL RETURN             fast growing large- and mid-cap names.
10/31/93       11,160               10,778
1/31/94        11,607               11,169          As of 6/30/98                           Q.  AND FOR THE ECONOMY AND MARKETS
4/30/94        10,626               10,532                                                  IN GENERAL?
7/31/94        10,425               10,783          1 Year                30.55%            A.  Inflation continues to be low in the
10/31/94       11,207               11,193          5 Years               19.88             U.S. and other developed countries. If
1/31/95        10,782               11,227          Inception (5/5/93)    20.28             inflation remains contained, the Federal
4/30/95        12,060               12,365                                                  Reserve Board, which has left monetary
7/31/95        14,094               13,591                                                  policy unchanged for more than a year,
10/31/95       14,436               14,147                                                  will be less likely to raise interest
1/31/96        14,806               15,561                                                  rates. However, the ongoing economic
4/30/96        15,712               16,093                                                  problems in Asia and Russia remain a
7/31/96        14,887               15,835                                                  threat to corporate profits and to the
10/31/96       16,639               17,550                                                  performance of stocks in general.
1/31/97        18,105               19,659                                                    If consumer spending remains high,
4/30/97        17,640               20,133                                                  the retail sector should continue its
7/31/97        21,635               24,081                                                  strong run through 1998. The increasing
10/31/97       21,213               23,181                                                  demand for housing and business needs
12/31/97       22,042               24,945                                                  like computers could propel stocks
4/30/98        25,119               28,393                                                  ahead this summer as well. We will
6/30/98        25,899               29,029                                                  continue to invest in stocks in the
                                                                                            health-care, financial, and techno-
Past performance cannot guarantee comparable future results.                                logical sectors as well as other funda-
                                                                                            mentally strong companies with high
The performance figures shown represent the AIM V.I. Growth Fund and are not intended       earnings growth potential.
to reflect actual annuity values, and do not reflect charges at the separate account level which, if applied, would lower the performance results. The Fund's performance figures are historical and reflect reinvestment of all distributions and changes in the net asset value. The Fund's investment return and principal value will fluctuate so that
Fund shares, when redeemed, may be worth more or less than their original cost. Source:
Towers Data Systems HYPO/Registered Trademark/.
  The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
  Lipper Analytical Services, Inc., is an independent mutual fund performance monitor.
The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
  An investment cannot be made in the indexes listed. Index results include reinvested dividends.

                             AIM V.I. GROWTH FUND                            71

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                       MARKET
                                          SHARES       VALUE
DOMESTIC COMMON STOCKS - 82.06%

AEROSPACE/DEFENSE - 0.53%

Sundstrand Corp.                             30,000 $  1,717,500
----------------------------------------------------------------

AGRICULTURAL PRODUCTS - 0.22%

Universal Corp.                              18,800      702,650
----------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.47%

Federal-Mogul Corp.                          22,500    1,518,750
----------------------------------------------------------------

BANKS (MONEY CENTER) - 1.55%

BankAmerica Corp.                            18,000    1,555,875
----------------------------------------------------------------
Chase Manhattan Corp. (The)                  46,000    3,473,000
----------------------------------------------------------------
                                                       5,028,875
----------------------------------------------------------------

BANKS (REGIONAL) - 0.41%

AmSouth Bancorporation                        6,200      243,737
----------------------------------------------------------------
North Fork Bancorporation, Inc.              45,000    1,099,687
----------------------------------------------------------------
                                                       1,343,424
----------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 1.96%

Coca-Cola Co. (The)                          40,000    3,420,000
----------------------------------------------------------------
PepsiCo, Inc.                                71,400    2,940,787
----------------------------------------------------------------
                                                       6,360,787
----------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.53%

CBS Corp.(a)                                 50,000    1,587,500
----------------------------------------------------------------
Chancellor Media Corp.(a)                    22,200    1,102,368
----------------------------------------------------------------
Clear Channel Communications, Inc.(a)         7,638      833,496
----------------------------------------------------------------
Comcast Corp. - Class A                      66,000    2,679,187
----------------------------------------------------------------
Jacor Communications, Inc.(a)                26,500    1,563,500
----------------------------------------------------------------
Tele-Communications, Inc. - Class A(a)       95,000    3,651,563
----------------------------------------------------------------
                                                      11,417,614
----------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.53%

Monsanto Co.                                 30,500    1,704,188
----------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.26%

Millennium Chemicals Inc.                    25,000      846,875
----------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 1.66%

CIENA Corp.(a)                               19,000    1,322,875
----------------------------------------------------------------
Lucent Technologies, Inc.                    31,500    2,620,406
----------------------------------------------------------------
Tellabs, Inc.(a)                             20,000    1,432,500
----------------------------------------------------------------
                                                       5,375,781
----------------------------------------------------------------

COMPUTERS (HARDWARE) - 1.35%

Compaq Computer Corp.                        41,500    1,177,563
----------------------------------------------------------------
Dell Computer Corp.(a)                       16,500    1,531,406
----------------------------------------------------------------
International Business Machines Corp.        14,500    1,664,781
----------------------------------------------------------------
                                                       4,373,750
----------------------------------------------------------------


                                                           MARKET
                                           SHARES           VALUE
COMPUTERS (NETWORKING) - 0.93%

Ascend Communications, Inc.(a)                31,600 $  1,566,175
-----------------------------------------------------------------
Cisco Systems, Inc.(a)                        15,700    1,445,381
-----------------------------------------------------------------
                                                        3,011,556
-----------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.58%

EMC Corp.(a)                                  41,800    1,873,163
-----------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 6.51%

Advanced Fibre Communications, Inc.(a)        32,000    1,282,000
-----------------------------------------------------------------
BMC Software, Inc.(a)                         40,000    2,077,500
-----------------------------------------------------------------
Cadence Design Systems, Inc.(a)               37,500    1,171,875
-----------------------------------------------------------------
Computer Associates International, Inc.       28,000    1,555,750
-----------------------------------------------------------------
Computer Sciences Corp.(a)                    31,100    1,990,400
-----------------------------------------------------------------
Compuware Corp.(a)                            32,000    1,636,000
-----------------------------------------------------------------
Concord EFS, Inc.(a)                          46,500    1,214,813
-----------------------------------------------------------------
HBO & Co.                                     53,000    1,868,250
-----------------------------------------------------------------
Microsoft Corp.(a)                            64,000    6,936,000
-----------------------------------------------------------------
Unisys Corp.(a)                               48,000    1,356,000
-----------------------------------------------------------------
                                                       21,088,588
-----------------------------------------------------------------

CONSUMER FINANCE - 0.88%

Countrywide Credit Industries, Inc.           12,800      649,600
-----------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)             3,200      115,200
-----------------------------------------------------------------
Providian Financial Corp.                     26,500    2,081,906
-----------------------------------------------------------------
                                                        2,846,706
-----------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 1.25%

AmeriSource Health Corp. - Class A(a)         33,000    2,167,688
-----------------------------------------------------------------
Bergen Brunswig Corp. - Class A                3,100      143,763
-----------------------------------------------------------------
Cardinal Health, Inc.                          9,200      862,500
-----------------------------------------------------------------
Sysco Corp.                                   34,300      878,938
-----------------------------------------------------------------
                                                        4,052,889
-----------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.32%

American Power Conversion Corp.(a)            16,200      486,000
-----------------------------------------------------------------
General Electric Co.                          64,000    5,824,000
-----------------------------------------------------------------
Symbol Technologies, Inc.                     31,800    1,200,450
-----------------------------------------------------------------
                                                        7,510,450
-----------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.44%

Waters Corp.(a)                               24,000    1,414,500
-----------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.05%

Altera Corp.(a)                                6,000      177,376
-----------------------------------------------------------------

ENTERTAINMENT - 0.46%

Viacom, Inc. - Class B(a)                     25,600    1,491,200
-----------------------------------------------------------------

                              AIM V.I. GROWTH FUND
72

                                                                       MARKET
                                                       SHARES           VALUE
EQUIPMENT (SEMICONDUCTOR) - 0.14%

Lam Research Corp.(a)                                     23,500 $    449,438
-----------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 6.36%

Ambac Financial Group, Inc.                               42,500    2,486,250
-----------------------------------------------------------------------------
American Express Co.                                      17,000    1,938,000
-----------------------------------------------------------------------------
Fannie Mae                                                55,000    3,341,250
-----------------------------------------------------------------------------
Freddie Mac                                              101,000    4,753,313
-----------------------------------------------------------------------------
Heller Financial, Inc.(a)                                 55,000    1,650,000
-----------------------------------------------------------------------------
MBIA, Inc.                                                20,500    1,534,938
-----------------------------------------------------------------------------
MGIC Investment Corp.                                     25,500    1,455,094
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.               17,500    1,599,063
-----------------------------------------------------------------------------
SunAmerica, Inc.                                          32,000    1,838,000
-----------------------------------------------------------------------------
                                                                   20,595,908
-----------------------------------------------------------------------------

FOOTWEAR - 0.12%

Wolverine World Wide, Inc.                                17,600      381,700
-----------------------------------------------------------------------------

HARDWARE & TOOLS - 0.26%

Black & Decker Corp. (The)                                14,000      854,000
-----------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 5.02%

Abbott Laboratories                                       52,200    2,133,675
-----------------------------------------------------------------------------
American Home Products Corp.                              79,000    4,088,250
-----------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                  42,000    4,827,375
-----------------------------------------------------------------------------
Johnson & Johnson                                         20,000    1,475,000
-----------------------------------------------------------------------------
Warner-Lambert Co.                                        54,000    3,746,250
-----------------------------------------------------------------------------
                                                                   16,270,550
-----------------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.16%

ICN Pharmaceuticals, Inc.                                 62,300    2,846,331
-----------------------------------------------------------------------------
Mylan Laboratories, Inc.                                   9,200      276,575
-----------------------------------------------------------------------------
R.P. Scherer Corp.(a)                                     20,000    1,772,500
-----------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                           44,900    2,096,268
-----------------------------------------------------------------------------
                                                                    6,991,674
-----------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 3.50%

Lilly (Eli) & Co.                                         15,000      990,937
-----------------------------------------------------------------------------
Merck & Co., Inc.                                         38,400    5,136,000
-----------------------------------------------------------------------------
Pfizer Inc.                                               14,300    1,554,231
-----------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                  21,300      982,462
-----------------------------------------------------------------------------
Schering-Plough Corp.                                     29,100    2,666,288
-----------------------------------------------------------------------------
                                                                   11,329,918
-----------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.79%

Columbia/HCA Healthcare Corp.                             16,000      466,000
-----------------------------------------------------------------------------
Quorum Health Group, Inc.(a)                              55,000    1,457,500
-----------------------------------------------------------------------------
Universal Health Services, Inc. - Class B(a)              10,700      624,613
-----------------------------------------------------------------------------
                                                                    2,548,113
-----------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES           VALUE
HEALTH CARE (LONG TERM CARE) - 0.77%

Health Care & Retirement Corp.(a)                   29,500 $  1,163,406
-----------------------------------------------------------------------

HEALTHSOUTH Corp.(a)                                50,000    1,334,375

-----------------------------------------------------------------------
                                                              2,497,781
-----------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 4.16%

Arterial Vascular Engineering, Inc.(a)              54,300    1,941,225
-----------------------------------------------------------------------
Becton, Dickinson & Co.                             56,000    4,347,000
-----------------------------------------------------------------------
Biomet, Inc.                                        49,500    1,636,594
-----------------------------------------------------------------------
Guidant Corp.                                       36,000    2,567,250
-----------------------------------------------------------------------
Medtronic, Inc.                                      9,700      618,375
-----------------------------------------------------------------------
Stryker Corp.                                       29,700    1,139,737
-----------------------------------------------------------------------
Sybron International Corp.(a)                       48,400    1,222,100
-----------------------------------------------------------------------
                                                             13,472,281
-----------------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES - 0.50%

Furniture Brands International, Inc.(a)             21,000      589,312
-----------------------------------------------------------------------
Maytag Corp.                                        21,000    1,036,875
-----------------------------------------------------------------------
                                                              1,626,187
-----------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.24%

Colgate-Palmolive Co.                               17,500    1,540,000
-----------------------------------------------------------------------
Dial Corp. (The)                                    30,000      778,125
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                          18,500    1,684,656
-----------------------------------------------------------------------
                                                              4,002,781
-----------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.78%

Equitable Companies, Inc.                           16,000    1,199,000
-----------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A       26,000    1,326,000
-----------------------------------------------------------------------
                                                              2,525,000
-----------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 1.79%

Ace, Ltd.                                           23,400      912,600
-----------------------------------------------------------------------
Allmerica Financial Corp.                           16,000    1,040,000
-----------------------------------------------------------------------
American International Group, Inc.                   8,600    1,255,600
-----------------------------------------------------------------------
Travelers Group, Inc.                               42,502    2,576,684
-----------------------------------------------------------------------
                                                              5,784,884
-----------------------------------------------------------------------

INSURANCE (PROPERTY - CASUALTY) - 0.74%

Everest Reinsurance Holdings, Inc.                   7,600      292,125
-----------------------------------------------------------------------
Fremont General Corp.                               16,200      877,838
-----------------------------------------------------------------------
Mercury General Corp.                               12,600      810,338
-----------------------------------------------------------------------
Old Republic International Corp.                    14,500      425,031
-----------------------------------------------------------------------
                                                              2,405,332
-----------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.51%

Merrill Lynch & Co., Inc.                           18,000    1,660,500
-----------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.83%

Franklin Resources, Inc.                            24,700    1,333,800
-----------------------------------------------------------------------
T. Rowe Price Associates, Inc.                      36,000    1,352,250
-----------------------------------------------------------------------
                                                              2,686,050
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                            MARKET
                                            SHARES           VALUE
LEISURE TIME (PRODUCTS) - 0.91%

Harley-Davidson, Inc.                          28,900 $  1,119,875
------------------------------------------------------------------
Mattel, Inc.                                   43,500    1,840,594
------------------------------------------------------------------
                                                         2,960,469
------------------------------------------------------------------

LODGING - HOTELS - 1.20%

Carnival Corp.                                 62,000    2,456,750
------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                   18,100    1,438,950
------------------------------------------------------------------
                                                         3,895,700
------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 2.24%

AlliedSignal Inc.                              19,200      852,000
------------------------------------------------------------------
Crane Co.                                      12,900      626,456
------------------------------------------------------------------
Thermo Electron Corp.(a)                       45,000    1,538,438
------------------------------------------------------------------
Tyco International Ltd.                        30,000    1,890,000
------------------------------------------------------------------
U.S. Industries, Inc.                          34,800      861,300
------------------------------------------------------------------
United Technologies Corp.                      16,000    1,480,000
------------------------------------------------------------------
                                                         7,248,194
------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 1.09%

Cooper Cameron Corp.(a)                         9,600      489,600
------------------------------------------------------------------
Halliburton Co.                                12,000      534,750
------------------------------------------------------------------
Western Atlas Inc.(a)                          29,600    2,512,300
------------------------------------------------------------------
                                                         3,536,650
------------------------------------------------------------------

PERSONAL CARE - 1.35%

Avon Products, Inc.                            25,500    1,976,250
------------------------------------------------------------------
Gillette Co.                                   42,000    2,380,875
------------------------------------------------------------------
                                                         4,357,125
------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.32%

AES Corp.(a)                                   19,700    1,035,481
------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 0.32%

Gannett Co., Inc.                              14,600    1,037,513
------------------------------------------------------------------

RESTAURANTS - 0.60%

McDonald's Corp.                               28,000    1,932,000
------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 1.40%

Home Depot, Inc. (The)                         32,000    2,658,000
------------------------------------------------------------------
Lowe's Companies, Inc.                         46,000    1,865,875
------------------------------------------------------------------
                                                         4,523,875
------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.88%

Circuit City Stores - Circuit City Group       35,000    1,640,625
------------------------------------------------------------------
Ingram Micro, Inc. - Class A(a)                27,000    1,194,750
------------------------------------------------------------------
                                                         2,835,375
------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.75%

Federated Department Stores, Inc.(a)           15,000      807,188
------------------------------------------------------------------
Proffitt's, Inc.(a)                            40,000    1,615,000
------------------------------------------------------------------
                                                         2,422,188
------------------------------------------------------------------

                                                            MARKET
                                            SHARES           VALUE
RETAIL (DISCOUNTERS) - 0.40%

Family Dollar Stores, Inc.                     16,400 $    303,400
------------------------------------------------------------------
Ross Stores, Inc.                              23,000      989,000
------------------------------------------------------------------
                                                         1,292,400
------------------------------------------------------------------

RETAIL (DRUG STORES) - 0.76%

CVS Corp.                                      29,000    1,129,188
------------------------------------------------------------------
Rite Aid Corp.                                 35,200    1,322,200
------------------------------------------------------------------
                                                         2,451,388
------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.93%

Albertson's, Inc.                               6,900      357,506
------------------------------------------------------------------
Kroger Co.(a)                                  40,500    1,736,438
------------------------------------------------------------------
Safeway, Inc.(a)                               22,600      919,538
------------------------------------------------------------------
                                                         3,013,482
------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 2.74%

Costco Companies, Inc.(a)                      30,000    1,891,875
------------------------------------------------------------------
Dayton Hudson Corp.                            49,000    2,376,500
------------------------------------------------------------------
Fred Meyer, Inc.(a)                            33,400    1,419,500
------------------------------------------------------------------
Kmart Corp.(a)                                 99,200    1,909,600
------------------------------------------------------------------
Wal-Mart Stores, Inc.                          21,000    1,275,750
------------------------------------------------------------------
                                                         8,873,225
------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.31%

Bed Bath & Beyond, Inc.(a)                     13,400      694,288
------------------------------------------------------------------
Office Depot, Inc.(a)                          62,300    1,966,344
------------------------------------------------------------------
Staples, Inc.(a)                               54,700    1,582,881
------------------------------------------------------------------
                                                         4,243,513
------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 1.19%

Gap, Inc. (The)                                28,000    1,725,500
------------------------------------------------------------------
Intimate Brands, Inc.                          35,000      964,688
------------------------------------------------------------------
TJX Companies, Inc.                            48,000    1,158,000
------------------------------------------------------------------
                                                         3,848,188
------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.43%

Ahmanson (H.F.) & Co.                          10,200      724,200
------------------------------------------------------------------
Washington Mutual, Inc.                        15,750      684,141
------------------------------------------------------------------
                                                         1,408,341
------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.56%

Outdoor Systems, Inc.(a)                       65,050    1,821,400
------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.22%

Service Corp. International                    92,300    3,957,363
------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 0.53%

Keane, Inc.(a)                                 30,500    1,708,000
------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.04%

Equifax, Inc.                                  57,100    2,073,444
------------------------------------------------------------------
Fiserv, Inc.(a)                                30,150    1,280,433
------------------------------------------------------------------
                                                         3,353,877
------------------------------------------------------------------

                              AIM V.I. GROWTH FUND
74

                                                                       MARKET
                                                       SHARES           VALUE
SERVICES (EMPLOYMENT) - 0.27%

AccuStaff, Inc.(a)                                        28,100 $    878,125
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 2.43%

AT&T Corp.                                                26,000    1,485,250
-----------------------------------------------------------------------------
MCI Communications Corp.                                 110,000    6,393,750
-----------------------------------------------------------------------------
                                                                    7,879,000
-----------------------------------------------------------------------------

TEXTILES (APPAREL) - 1.00%

Jones Apparel Group, Inc.(a)                               9,500      347,343
-----------------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                                   26,000    1,625,000
-----------------------------------------------------------------------------
Warnaco Group, Inc. (The)                                 30,000    1,273,125
-----------------------------------------------------------------------------
                                                                    3,245,468
-----------------------------------------------------------------------------

WASTE MANAGEMENT - 0.63%

Waste Management, Inc.                                    58,300    2,040,500
-----------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $186,316,149)                                            265,737,559
-----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED
 STOCK - 0.44%

FINANCIAL (DIVERSIFIED) - 0.44%

MGIC Investment Corp. - $3.12 Conv. Pfd.                  15,000    1,434,375
-----------------------------------------------------------------------------
  Total Domestic Convertible Preferred Stock (Cost
   $1,058,616)                                                      1,434,375
-----------------------------------------------------------------------------
                                                      PRINCIPAL
                                                       AMOUNT
DOMESTIC CONVERTIBLE CORPORATE
 NOTE - 0.47%

ELECTRICAL EQUIPMENT - 0.47%

SCI Systems, Inc., Conv. Sub. Notes, 5.00%,
 05/01/06(b) (acquired 10/31/96 - 12/06/96; cost
 $1,166,399) (Cost $1,166,399)                       $   923,000    1,515,012
-----------------------------------------------------------------------------

FOREIGN STOCKS & OTHER
 EQUITY INTERESTS - 8.50%                                 SHARES

CANADA - 1.40%

Bank of Montreal (Banks - Major Regional)                 11,100      611,196
-----------------------------------------------------------------------------
Newcourt Credit Group, Inc. (Financial -
  Diversified)                                            14,500      713,218
-----------------------------------------------------------------------------
Northern Telecom Ltd. - ADR (Communications
 Equipment)                                               42,000    2,383,500
-----------------------------------------------------------------------------
Royal Bank of Canada (Banks - Major Regional)             13,700      824,207
-----------------------------------------------------------------------------
                                                                    4,532,121
-----------------------------------------------------------------------------

FINLAND - 0.70%

Nokia Oyj A.B. - Class A - ADR (Communications
 Equipment)                                                6,200      449,888
-----------------------------------------------------------------------------
Nokia Oyj A.B. - Class A (Communications Equipment)       24,800    1,832,663
-----------------------------------------------------------------------------
                                                                    2,282,551
-----------------------------------------------------------------------------

FRANCE - 2.20%

Alcatel Alsthom (Communications Equipment)                 8,500    1,731,078
-----------------------------------------------------------------------------
Banque Nationale de Paris (Banks - Major Regional)        26,000    2,124,906
-----------------------------------------------------------------------------


                                                                         MARKET
                                                         SHARES           VALUE
FRANCE - (CONTINUED)

Renault S.A. (Automobiles)(a)                               22,500 $  1,280,131
--------------------------------------------------------------------------------
Societe Generale (Banks - Major Regional)                    9,500    1,975,597
--------------------------------------------------------------------------------
                                                                      7,111,712
--------------------------------------------------------------------------------

GERMANY - 0.16%

Adidas Salomon A.G. (Footwear)                               2,950      514,487
--------------------------------------------------------------------------------

IRELAND - 0.53%

Elan Corp. PLC - ADR (Health Care - Drugs - Generic &
 Other)(a)                                                  26,600    1,710,711
--------------------------------------------------------------------------------

NETHERLANDS - 0.89%

Akzo Nobel N.V. (Chemicals - Diversified)                    5,450    1,212,272
--------------------------------------------------------------------------------
Philips Electronics N.V. (Household Furniture &
 Appliances)                                                20,000    1,682,284
--------------------------------------------------------------------------------
                                                                      2,894,556
--------------------------------------------------------------------------------

SWEDEN - 0.62%

Telefonaktiebolaget LM Ericsson - ADR (Communications
 Equipment)                                                 60,000    1,717,500
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson - Class B
 (Communications Equipment)                                  9,600      280,476
--------------------------------------------------------------------------------
                                                                      1,997,976
--------------------------------------------------------------------------------

SWITZERLAND - 2.00%

Nestle S.A. (Foods)                                          1,500    3,214,497
--------------------------------------------------------------------------------
UBS - Union Bank of Switzerland (Banks - Major
 Regional)(a)                                                8,750    3,258,070
--------------------------------------------------------------------------------
                                                                      6,472,567
--------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $22,079,030)                                                      27,516,681
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT - 8.98%(c)

Dresdner Kleinwort Benson North America LLC 5.85%,
 07/01/98(d) (Cost $29,082,498)                        $29,082,498   29,082,498
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.45%                                         325,286,125
--------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.45)%                              (1,454,595)
--------------------------------------------------------------------------------
NET ASSETS - 100.00%                                               $323,831,530
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The market value of this security at 06/30/98 represented 0.47% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase are through participation in joint accounts with other mutual funds, private accounts and certain non-registered in investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreements entered into 06/30/98 with a maturing value of $70,011,375. Collateralized by $71,382,000 U.S. Government obligations, 0% to 6.30% due 07/02/98 to 12/03/01 with an aggregate market value at 06/30/98 of $71,404,458.

Investment Abbreviations:
ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred
Sub.  - Subordinated

See Notes to Financial Statements.

                             AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments at market value (cost $239,702,692)           $325,286,125
----------------------------------------------------------------------
Foreign currencies, at market (cost $27,976)                    27,340
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            188,460
----------------------------------------------------------------------
 Investments sold                                            2,009,498
----------------------------------------------------------------------
 Dividends and interest                                        206,825
----------------------------------------------------------------------
Investment for deferred compensation plan                       19,005
----------------------------------------------------------------------
Other assets                                                       800
----------------------------------------------------------------------
  Total assets                                             327,738,053
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       3,615,564
----------------------------------------------------------------------
 Capital stock reacquired                                       66,919
----------------------------------------------------------------------
 Deferred compensation plan                                     19,005
----------------------------------------------------------------------
Accrued advisory fees                                          167,414
----------------------------------------------------------------------
Accrued directors' fees                                          2,316
----------------------------------------------------------------------
Accrued administrative services fees                             3,188
----------------------------------------------------------------------
Accrued operating expenses                                      32,117
----------------------------------------------------------------------
  Total liabilities                                          3,906,523
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $323,831,530
======================================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                13,738,456
======================================================================
Net asset value, offering and redemption price per share        $23.57
======================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $43,062 foreign withholding tax)                $ 1,123,590
------------------------------------------------------------------------------
Interest                                                              770,826
------------------------------------------------------------------------------
   Total investment income                                          1,894,416
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                         935,432
------------------------------------------------------------------------------
Administrative services fees                                           19,128
------------------------------------------------------------------------------
Custodian fees                                                         43,808
------------------------------------------------------------------------------
Directors' fees and expenses                                            4,891
------------------------------------------------------------------------------
Organizational costs                                                      965
------------------------------------------------------------------------------
Other                                                                  38,439
------------------------------------------------------------------------------
   Total expenses                                                   1,042,663
------------------------------------------------------------------------------
Net investment income                                                 851,753
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTIONS CONTRACTS:

Net realized gain (loss) from:

   Investment securities                                           13,452,632
------------------------------------------------------------------------------
   Foreign currencies                                                  (3,977)
------------------------------------------------------------------------------
   Futures contracts                                                2,342,733
------------------------------------------------------------------------------
   Options contracts                                                 (210,765)
------------------------------------------------------------------------------
                                                                   15,580,623
------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of:

   Investment securities                                           33,119,893
------------------------------------------------------------------------------
   Foreign currencies                                                  (2,096)
------------------------------------------------------------------------------
   Options contracts                                                  413,643
------------------------------------------------------------------------------
                                                                   33,531,440
------------------------------------------------------------------------------
 Net gain from investment securities, foreign currencies, futures
  and options contracts                                            49,112,063
------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $49,963,816
==============================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND
76

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                      JUNE 30,   DECEMBER 31,
                                                        1998         1997
                                                    ------------ ------------
OPERATIONS:

 Net investment income                              $    851,753 $  1,211,773
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, futures and options contracts   15,580,623   22,109,980
------------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities, foreign currencies, futures and
  options contracts                                   33,531,440   28,069,985
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                        49,963,816   51,391,738
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                       --   (1,119,140)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                                        --   (8,443,286)
------------------------------------------------------------------------------
Net increase from capital stock transactions          15,015,944   38,384,566
------------------------------------------------------------------------------
   Net increase in net assets                         64,979,760   80,213,878
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                 258,851,770  178,637,892
------------------------------------------------------------------------------
 End of period                                      $323,831,530 $258,851,770
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $198,991,625 $183,975,681
------------------------------------------------------------------------------
 Undistributed net investment income                   2,034,559    1,182,806
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and
  options contracts                                   37,224,008   21,643,385
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, futures and options contracts   85,581,338   52,049,898
------------------------------------------------------------------------------
                                                    $323,831,530 $258,851,770
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Growth Fund (the "Fund"). The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A.Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If no mean is available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term

                             AIM V.I. GROWTH FUND
   obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.

78                           AIM V.I. GROWTH FUND

 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $19,128 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,512 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1998 was $173,480,910 and $149,627,037, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $86,033,439
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (612,503)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $85,420,936
==========================================================================

 Cost of investments for tax purposes is $239,865,189.

NOTE 5 - CAPITAL STOCK

Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                               JUNE 30, 1998           DECEMBER 31, 1997
                           -----------------------  ------------------------
                            SHARES      AMOUNT        SHARES       AMOUNT
                           ---------  ------------  ----------  ------------
Sold                       1,246,514  $ 27,248,118   2,757,339  $ 51,600,352
----------------------------------------------------------------------------
Issued as reinvestment of
 distributions                    --            --     492,909     9,562,426
----------------------------------------------------------------------------
Reacquired                  (562,384)  (12,232,174) (1,185,922)  (22,778,212)
----------------------------------------------------------------------------
                             684,130  $ 15,015,944   2,064,326  $ 38,384,566
============================================================================

NOTE 6 - CALL OPTIONS CONTRACTS WRITTEN
Transactions in call options written during the six months ended June 30, 1998 are summarized as follows:

                        CALL OPTION
                         CONTRACTS
                     ------------------
                     NUMBER OF PREMIUMS
                     CONTRACTS RECEIVED
                     --------- --------
Beginning of period    1,815   $ 531,904
----------------------------------------
Written                1,944     781,037
----------------------------------------
Closed                (2,073)   (664,334)
----------------------------------------
Exercised               (712)   (324,189)
----------------------------------------
Expired                 (974)   (324,418)
----------------------------------------
End of period             --   $      --
----------------------------------------


NOTE 7 - PUT OPTIONS CONTRACTS PURCHASED
Transactions in put options purchased during the six months ended June 30, 1998 are summarized as follows:

                       PUT OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS   PAID
                   --------- --------
Beginning of year    1,317   $ 350,774
--------------------------------------
Purchased              353     113,507
--------------------------------------
Closed                (753)   (227,113)
--------------------------------------
Expired               (917)   (237,168)
--------------------------------------
End of year             --   $      --
======================================

                              AIM V.I. GROWTH FUND

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                              DECEMBER 31,                JANUARY 31,
                          JUNE 30,     ----------------------------     -----------------
                            1998         1997      1996      1995        1995      1994
                          --------     --------  --------  --------     -------   -------
Net asset value,
 beginning of period      $  19.83     $  16.25  $  14.44  $  10.71     $ 11.59   $ 10.00
------------------------  --------     --------  --------  --------     -------   -------
Income from investment
 operations:
  Net investment income       0.06         0.08      0.07      0.09        0.06      0.02
------------------------  --------     --------  --------  --------     -------   -------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                3.68         4.27      2.52      3.65       (0.88)     1.59
------------------------  --------     --------  --------  --------     -------   -------
   Total from investment
    operations                3.74         4.35      2.59      3.74       (0.82)     1.61
------------------------  --------     --------  --------  --------     -------   -------
Less distributions:
  Dividends from net
   investment income            --        (0.09)    (0.06)    (0.01)      (0.06)    (0.02)
------------------------  --------     --------  --------  --------     -------   -------
  Distributions from net
   realized gains               --        (0.68)    (0.72)       --          --        --
------------------------  --------     --------  --------  --------     -------   -------
   Total distributions          --        (0.77)    (0.78)    (0.01)      (0.06)    (0.02)
------------------------  --------     --------  --------  --------     -------   -------
Net asset value, end of
 period                   $  23.57     $  19.83  $  16.25  $  14.44     $ 10.71   $ 11.59
========================  ========     ========  ========  ========     =======   =======
Total return(a)              18.86%       26.87%    18.09%    34.89%      (7.11)%   16.07%
========================  ========     ========  ========  ========     =======   =======

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)    $323,832     $258,852  $178,638  $102,600     $45,497   $25,115
========================  ========     ========  ========  ========     =======   =======
Ratio of expenses to
 average net assets           0.72%(b)     0.73%     0.78%     0.84%(c)    0.95%     0.85%(c)(d)
========================  ========     ========  ========  ========     =======   =======
Ratio of net investment
 income to average net
 assets                       0.59%(b)     0.54%     0.79%     0.95%(c)    0.71%     0.51%(c)(d)
========================  ========     ========  ========  ========     =======   =======
Portfolio turnover rate         57%         132%      143%      125%        179%       99%
========================  ========     ========  ========  ========     =======   =======
Average brokerage
 commission rate paid(e)  $ 0.0611     $ 0.0618  $ 0.0629       N/A         N/A       N/A
========================  ========     ========  ========  ========     =======   =======

    (a) Total returns are not annualized for periods less than one year.
    (b) Ratios are annualized and based on average net assets of $292,327,721.
    (c) Annualized.
    (d) After fee waivers and/or expense reimbursement. Ratios of expenses and net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 1.50% (annualized) and (0.14)% (annualized), respectively.
    (e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                              AIM V.I. GROWTH FUND
80

The Managers' Overview

FUND GENERATES SOLID RETURNS,
ADOPTS MORE CONSERVATIVE STANCE

A roundtable discussion with the Fund management team for AIM V.I. Growth and Income Fund for the six-month period ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  HOW DID AIM V.I. GROWTH &          DO YOU THINK THE MARKET IS TOO HIGH?           Q.  WHY ARE FINANCIAL STOCKS STILL ATTRACTIVE?
INCOME FUND PERFORM DURING THE         A.  That is probably impossible to say.        THEY WERE PROMINENT IN THE PORTFOLIO SIX
REPORTING PERIOD?                      While the strength of the U.S. economy         MONTHS AGO.
A.  The Fund did very well, once       provides solid underpinnings for equity per-   A.  With financial markets healthy, interest
again delivering steady growth and     formance, we think the market is very expen-   rates stable, and the trend toward globaliza-
income. For the six months ended       sive by any valuation measure. Especially      tion and consolidation unabated, financial
June 30, 1998, total return, includ-   for very large companies, the so-called        stocks have been performing very well, and in
ing reinvestment of quarterly distri-  "mega-caps" like General Electric, price/      many cases their valuations seem much more
butions, was 14.41%. This performance  earnings ratios have risen dramatically        reasonable than for the market in general. At
is consistent with the Fund's excel-   just in the past year or so.                   approximately 16% of net assets, financials
lent long-term track record as shown     And this has happened even as earnings       represent one of the largest sector weightings
on the following pages.                growth has leveled off or declined. Average    in the portfolio, as they did six months ago.
                                       earnings growth for large domestic compa-        Emblematic of what is going on in this
Q.  WHAT WERE MARKET CONDITIONS        nies was in the single digits for the first    field is the merger, announced in April, of
LIKE DURING THE REPORTING PERIOD?      quarter of 1998, compared to double digits     insurance giant Travelers Group, Inc. and
A.  As the new year unfolded, the      the past few years.                            major money-center banker Citicorp--two
markets shrugged off the difficulties                                                 stocks in the Fund's portfolio. This largest
of the previous months that had re-    Q.  AS A RESULT, HAVE YOU CHANGED THE WAY      corporate merger in history aims to meld two
sulted from the economic crisis in     YOU MANAGE THE FUND?                           financial-services leaders that reported solid
Asia. A much-anticipated slowdown      A.  We are becoming a bit more conservative    earnings for the first quarter of 1998.
in the U.S. economy, predicted to      as we see confidence in earnings erode. One      One factor spurring this consolidation
result from the Asian troubles,        step we have taken is raising our stake in     wave is the financial burden the Year 2000
never materialized. U.S. gross domes-  convertible securities. With convertibles,     problem poses for financial companies. It
tic output rose at a 4.8% annual       you can keep an income-generating interest
rate during the first quarter of       in a corporation without being exposed to      TOP 10 EQUITY HOLDINGS
1998. Inflation, widely believed to    all the fluctuation in the value of the
result from such robust economic       company's common stock.                        As of 6/30/98, based on total net assets
expansion, remained low. The Commerce    At the end of the reporting period, con-
Department's overall price index rose  vertible corporate bonds represented more       1. Philip Morris Companies, Inc.     3.72%
an annualized 0.9% during the first    than 7% of the portfolio, and convertible       2. Chase Manhattan Corp. (The)       2.69
quarter--its slowest rate in 34        preferred stocks were approximately 6% of       3. Warner-Lambert Co.                1.89
years. As concerns about Asia          the portfolio. TJX Companies and Continental    4. WorldCom, Inc.                    1.73
receded, the markets resumed their     Airlines are examples of good holdings whose    5. Pfizer, Inc.                      1.71
rise.                                  profits we have protected by moving into        6. American International
  In the second quarter, concerns      their convertible securities.                      Group, Inc                        1.68
about the Southeast Asian crisis                                                       7. General Electric Co.              1.67
returned and, combined with a pro-     Q.  WHERE ELSE HAVE YOU FOUND GOOD              8. UBS AG-Registered                 1.62
longed economic downturn in Japan,     OPPORTUNITIES?                                  9. Pharmacia & Upjohn, Inc.          1.55
changed the dynamic of the market-     A.  Three areas that have done well for the    10. American Home Products Corp.      1.49
place. Investors abandoned faster      Fund are the financial sector; communication
growing small- and mid-cap stocks,     services; and health-care stocks, parti-       Please keep in mind that the Fund's portfolio
and moved instead toward the rela-     cularly pharmaceuticals.                       composition is subject to change and there is
tive safety and liquidity of large-                                                   no assurance the Fund will continue to hold
company stocks.                                                                       any particular security.

Q.  SOME OBSERVERS EXPRESS CONCERN
ABOUT STOCK PRICES RISING SO MUCH.

                        AIM V.I. GROWTH AND INCOME FUND                       81


will be advantageous to spread those           Q.  HEALTH CARE IS STILL A SIGNIFICANT            Another positive factor has been
reprogramming costs over as large a base       PORTION OF THE PORTFOLIO. WHY?                the FDA's gradual streamlining of
as possible.                                   A.  Though reduced slightly over the six-     filing and approval systems. This has
                                               month reporting period, our health-care       been welcomed by pharmaceutical firms,
Q.  WHAT MAKES COMMUNICATIONS                  holdings are still large: about 16% of        especially those with new products or
SERVICES A GOOD INVESTMENT?                    assets. Consolidation and cost cutting in     drug delivery systems. A steady stream
A.  We increased our holdings in this area     the health-care sector have been benefit-     of new pharmaceutical products has been
during the reporting period to about 6%        ing profit margins for service providers,     a significant contributor to this
of assets. Technical changes and the growth    and a number of HMOs and other care pro-      sector's recent good performance.
of new services, especially wireless           viders were able to raise premiums recent-    Portfolio holding Warner-Lambert Co.
services, characterize the communications      ly for the first time in years.               recently received "fast track" FDA
sector. It, too, is undergoing a wave of           Underlying the improved profit picture    approval for some of their new
mergers and acquisitions. One of the largest   of many health-care providers are systems     products: an example being the
mergers on the table involves rapidly          improvements such as those provided by        cholesterol reducer Lipitor.
growing WorldCom Inc. and MCI Communica-       portfolio holding HBO & Company. HBO
tions Corp., both portfolio holdings.          produces software that integrates health-     Q.  WHAT IS YOUR OUTLOOK FOR
Another portfolio holding, SBC Communica-      care information so that patient informa-     THE FUND?
tions Inc., has merger proposals outstand-     tion, for example, can move seamlessly        A.  A primary concern is the
ing for two other "Baby Bells," Southern       among doctors' offices, hospitals and other   re-emergence of problems in Asia and
New England Telecom and Ameritech.             providers, and insurance companies.           their effect on the marketplace. We
                                                                                             believe that the perceived magnitude of
                                                         AVERAGE ANNUAL TOTAL RETURN         economic crisis should dissipate over
GROWTH OF $10,000 INVESTMENT                             As of 6/30/98                       time, and investors should return to
                                                                                             faster growing large- and mid-cap com-
5/2/94-6/30/98                                           1 Year               23.26%         panies targeted by the Fund.
                                                                                                 In general, we believe we have
           AIM V.I. Growth      S&P 500                  Inception (5/2/94)   22.28          positioned the Fund well by trying to
            & Income Fund     Stock Index                                                    balance higher-growth, lower-income
                    (In thousands)                                                           securities with some slower-growth,
5/2/94        $10,000           $10,000                                                      higher-income positions. While the vast
7/31/94        10,030            10,239                                                      majority of portfolio holdings are
10/31/94       10,344            10,628                                                      growth-oriented equities, we have
1/31/95        10,090            10,660                                                      increased our holdings of convertibles,
4/30/95        11,201            11,740                                                      and we have a small position, just
7/31/95        12,559            12,904                                                      below 3.5% of assets, in government
10/31/95       13,056            13,432                                                      securities to supplement the income
1/31/96        13,680            14,775                                                      stream.
4/30/96        14,398            15,281
7/31/96        13,881            15,035                                                      Q.  WHAT'S YOUR OUTLOOK FOR THE
10/31/96       15,274            16,664                                                      ECONOMY AND MARKETS IN GENERAL?
1/31/97        16,994            18,666                                                      A.  Inflation continues to be low in
4/30/97        16,717            19,117                                                      the U.S. and other developed countries.
7/31/97        20,423            22,865                                                      If inflation remains contained, the
10/31/97       19,740            22,011                                                      Federal Reserve Board, which has left
12/31/97       20,333            23,686                                                      monetary policy unchanged for more than
4/30/98        22,579            26,959                                                      a year, will be less likely to raise
6/30/98        23,093            27,564                                                      interest rates. However, the ongoing
                                                                                             economic problems in Asia remains a
Past performance cannot guarantee comparable                                                 threat to corporate profits and to the
future results.                                                                              performance of stocks in general.
                                                                                                 Investors have displayed a willing-
                                                                                             ness to pay premium prices for the
The performance figures shown represent the AIM V.I. Growth and Income Fund and are not      highly liquid stocks of the very
intended to reflect actual annuity values, and do not reflect charges at the separate        largest companies--the so called "mega-
account level which, if applied, would lower the performance results. The Fund's             caps". At some point, investors could
performance figures are historical and reflect reinvestment of all distributions and         shift their focus to the more reason-
changes in the net asset value.  The Fund's investment return and principal value will       ably priced stocks in the large- and
fluctuate so that Fund shares, when redeemed, may be worth more or less than their           mid-cap arenas. Such a development
original cost. Source: Towers Data Systems HYPO/REGISTERED TRADEMARK/.                       could prove beneficial for the Fund.
    The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income funds. It's compiled by Lipper Analytical
Services, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends. Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
    An investment cannot be made in the indexes listed. Index results include reinvested dividends.

82                                                AIM V.I. GROWTH AND INCOME FUND


SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                             MARKET
                                                 SHARES      VALUE
COMMON STOCKS - 81.97%

AUTO PARTS & EQUIPMENT - 0.75%

Federal - Mogul Corp.                              30,000 $  2,025,000
----------------------------------------------------------------------
Lear Corp.(a)                                     100,000    5,131,250
----------------------------------------------------------------------
                                                             7,156,250
----------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 3.07%

Banc One Corp.                                     85,000    4,744,063
----------------------------------------------------------------------
Bank of Montreal (Canada)                          50,000    2,753,136
----------------------------------------------------------------------
Mellon Bank Corp.                                  55,000    3,829,375
----------------------------------------------------------------------
Royal Bank of Canada (Canada)                      41,100    2,472,622
----------------------------------------------------------------------
UBS AG - Registered (Switzerland)(a)               41,461   15,438,043
----------------------------------------------------------------------
                                                            29,237,239
----------------------------------------------------------------------

BANKS (MONEY CENTER) - 4.31%

BankAmerica Corp.                                  75,000    6,482,813
----------------------------------------------------------------------
Chase Manhattan Corp. (The)                       340,000   25,670,000
----------------------------------------------------------------------
Citicorp                                           60,000    8,955,000
----------------------------------------------------------------------
                                                            41,107,813
----------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 0.52%

Coca-Cola Co. (The)                                57,800    4,941,900
----------------------------------------------------------------------

BROADCASTING (RADIO, TELEVISION & CABLE) - 1.76%

CBS Corp.(a)                                      120,000    3,810,000
----------------------------------------------------------------------
Comcast Corp. - Class A                            80,000    3,247,500
----------------------------------------------------------------------
MediaOne Group Inc.(a)                             90,000    3,954,375
----------------------------------------------------------------------
Tele-Communications, Inc. - Class A(a)            150,000    5,765,625
----------------------------------------------------------------------
                                                            16,777,500
----------------------------------------------------------------------

CHEMICALS - 0.33%

Rohm & Haas Co.                                    30,000    3,118,125
----------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 1.66%

Monsanto Co.                                      215,000   12,013,125
----------------------------------------------------------------------
PPG Industries, Inc.                               55,000    3,825,938
----------------------------------------------------------------------
                                                            15,839,063
----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 2.11%

Alcatel Alsthom CGE - Sponsored ADR                50,000    2,034,375
----------------------------------------------------------------------
DSC Communications Corp.(a)(b)(c)                  80,000    2,400,000
----------------------------------------------------------------------
Lucent Technologies, Inc.                          60,000    4,991,250
----------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson - ADR (Sweden)    275,000    7,871,875
----------------------------------------------------------------------
Tellabs, Inc.(a)                                   40,000    2,865,000
----------------------------------------------------------------------
                                                            20,162,500
----------------------------------------------------------------------

                                                            MARKET
                                                   SHARES   VALUE


COMPUTERS (HARDWARE) - 1.34%

Compaq Computer Corp.                               170,000 $  4,823,750
------------------------------------------------------------------------
Dell Computer Corp.(a)                               30,000    2,784,375
------------------------------------------------------------------------
International Business Machines Corp.                45,000    5,166,563
------------------------------------------------------------------------
                                                              12,774,688
------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 1.03%

Ascend Communications, Inc.(a)                       40,000    1,982,500
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                               85,000    7,825,313
------------------------------------------------------------------------
                                                               9,807,813
------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 2.63%

Computer Associates International, Inc.              55,000    3,055,938
------------------------------------------------------------------------
Compuware Corp.(a)                                   60,000    3,067,500
------------------------------------------------------------------------
HBO & Co.                                            90,000    3,172,500
------------------------------------------------------------------------
Microsoft Corp.(a)                                   70,000    7,586,250
------------------------------------------------------------------------
Novell, Inc.(a)                                     300,000    3,825,000
------------------------------------------------------------------------
Sterling Commerce, Inc.(a)                           90,000    4,365,000
------------------------------------------------------------------------
                                                              25,072,188
------------------------------------------------------------------------

CONSUMER FINANCE - 1.11%

Beneficial Corp.                                     17,500    2,680,781
------------------------------------------------------------------------
Household International, Inc.                       105,000    5,223,750
------------------------------------------------------------------------
MBNA Corp.                                           80,000    2,640,000
------------------------------------------------------------------------
                                                              10,544,531
------------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.78%

Bergen Brunswig Corp. - Class A                      60,000    2,782,500
------------------------------------------------------------------------
Cardinal Health, Inc.                                50,000    4,687,500
------------------------------------------------------------------------
                                                               7,470,000
------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.82%

Cinergy Corp.                                        52,500    1,837,500
------------------------------------------------------------------------
Edison International                                 70,000    2,069,375
------------------------------------------------------------------------
FPL Group, Inc.                                      30,000    1,890,000
------------------------------------------------------------------------
PG&E Corp.                                           65,000    2,051,562
------------------------------------------------------------------------
                                                               7,848,437
------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.98%

General Electric Co.                                175,000   15,925,000
------------------------------------------------------------------------
Philips Electronics N.V. - ADR - New York Shares
 (Netherlands)                                       35,000    2,975,000
------------------------------------------------------------------------
                                                              18,900,000
------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.88%

Amkor Technology, Inc.(a)                           300,000    2,803,125
------------------------------------------------------------------------
Intel Corp.                                          75,000    5,559,375
------------------------------------------------------------------------
                                                               8,362,500
------------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND

                                                              MARKET
                                                  SHARES      VALUE

ENTERTAINMENT - 0.81%

Time Warner Inc.                                    90,000 $  7,689,375
-----------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 5.27%

American Express Co.                                65,000    7,410,000
-----------------------------------------------------------------------
Associates First Capital Corp. - Class A            45,000    3,459,375
-----------------------------------------------------------------------
Fannie Mae                                         175,000   10,631,250
-----------------------------------------------------------------------
Freddie Mac                                        295,000   13,883,438
-----------------------------------------------------------------------
MBIA, Inc.                                          40,000    2,995,000
-----------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.        130,000   11,878,750
-----------------------------------------------------------------------
                                                             50,257,813
-----------------------------------------------------------------------

HARDWARE & TOOLS - 0.51%

Black & Decker Corp. (The)                          80,000    4,880,000
-----------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 5.20%

Abbott Laboratories                                 90,000    3,678,750
-----------------------------------------------------------------------
American Home Products Corp.                       275,000   14,231,250
-----------------------------------------------------------------------
Bristol-Myers Squibb Co.                            80,000    9,195,000
-----------------------------------------------------------------------
Johnson & Johnson                                   60,000    4,425,000
-----------------------------------------------------------------------
Warner-Lambert Co.                                 260,000   18,037,500
-----------------------------------------------------------------------
                                                             49,567,500
-----------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.37%

R.P. Scherer Corp.(a)                               40,000    3,545,000
-----------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 5.58%

Lilly (Eli) & Co.                                   95,000    6,275,938
-----------------------------------------------------------------------
Merck & Co., Inc.                                   80,000   10,700,000
-----------------------------------------------------------------------
Pfizer Inc.                                        150,000   16,303,124
-----------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                           320,000   14,760,000
-----------------------------------------------------------------------
SmithKline Beecham PLC - ADR (United Kingdom)       85,000    5,142,500
-----------------------------------------------------------------------
                                                             53,181,562
-----------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.70%

Columbia/HCA Healthcare Corp.                      115,000    3,349,375
-----------------------------------------------------------------------
Health Management Associates, Inc. - Class A(a)    100,000    3,343,750
-----------------------------------------------------------------------
                                                              6,693,125
-----------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.28%

HEALTHSOUTH Corp.(a)                               100,000    2,668,750
-----------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.27%

Arterial Vascular Engineering, Inc.(a)             175,000    6,256,250
-----------------------------------------------------------------------
Becton, Dickinson & Co.                             60,000    4,657,500
-----------------------------------------------------------------------
Guidant Corp.                                       20,000    1,426,250
-----------------------------------------------------------------------
Medtronic, Inc.                                     60,000    3,825,000
-----------------------------------------------------------------------
US Surgical Corp.                                  120,000    5,475,000
-----------------------------------------------------------------------
                                                             21,640,000
-----------------------------------------------------------------------

                                                               MARKET
                                                   SHARES      VALUE

HEALTH CARE (SPECIALIZED SERVICES) - 0.68%

Omnicare, Inc.                                      170,000 $  6,481,250
------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.18%

Colgate-Palmolive Co.                                75,000    6,600,000
------------------------------------------------------------------------
Procter & Gamble Co. (The)                           51,500    4,689,719
------------------------------------------------------------------------
                                                              11,289,719
------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.20%

Provident Companies, Inc.                            55,000    1,897,500
------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.90%

Ace, Ltd.                                           120,000    4,680,000
------------------------------------------------------------------------
American International Group, Inc.                  110,000   16,060,000
------------------------------------------------------------------------
Travelers Group, Inc.                               115,000    6,971,875
------------------------------------------------------------------------
                                                              27,711,875
------------------------------------------------------------------------

INSURANCE (PROPERTY - CASUALTY) - 0.58%

Allstate Corp. (The)                                 60,000    5,493,750
------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.73%

Merrill Lynch & Co., Inc.                            75,000    6,918,750
------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.73%

Franklin Resources, Inc.                            130,000    7,020,000
------------------------------------------------------------------------

LODGING - HOTELS - 0.58%

Carnival Corp. - Class A                            140,000    5,547,500
------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.08%

Hillenbrand Industries, Inc.                         30,000    1,800,000
------------------------------------------------------------------------
Textron, Inc.                                        40,000    2,867,500
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                    90,000    5,670,000
------------------------------------------------------------------------
                                                              10,337,500
------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.16%

US Filter Corp.(a)(b)(c)                             53,900    1,512,569
------------------------------------------------------------------------

NATURAL GAS - 1.44%

El Paso Natural Gas Co.                             130,000    4,972,500
------------------------------------------------------------------------
Enron Corp.                                         100,000    5,406,250
------------------------------------------------------------------------
Williams Companies, Inc. (The)                      100,000    3,375,000
------------------------------------------------------------------------
                                                              13,753,750
------------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 2.26%

British Petroleum Co. PLC - ADR (United Kingdom)     50,000    4,412,500
------------------------------------------------------------------------
Elf Acquitaine S.A. (France)                         30,000    2,130,000
------------------------------------------------------------------------
Exxon Corp.                                         125,000    8,914,063
------------------------------------------------------------------------
Royal Dutch Petroleum Co. - New York Shares
 (Netherlands)                                       70,000    3,836,875
------------------------------------------------------------------------
Total S.A. (France)                                  35,000    2,288,125
------------------------------------------------------------------------
                                                              21,581,563
------------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND
84

                                                           MARKET
                                               SHARES      VALUE

OIL & GAS (DRILLING & EQUIPMENT) - 2.27%

Camco International, Inc.                        55,000 $  4,283,125
--------------------------------------------------------------------
Dresser Industries, Inc.                        115,000    5,067,188
--------------------------------------------------------------------
EVI Weatherford, Inc.(a)                         75,000    2,784,375
--------------------------------------------------------------------
Halliburton Co.                                  90,000    4,010,625
--------------------------------------------------------------------
Petroleum Geo-Services ASA - ADR (Norway)(a)     70,000    2,135,000
--------------------------------------------------------------------
Schlumberger Ltd.                                50,000    3,415,624
--------------------------------------------------------------------
                                                          21,695,937
--------------------------------------------------------------------

PERSONAL CARE - 0.58%

Avon Products, Inc.                              12,600      976,500
--------------------------------------------------------------------
Gillette Co.                                     80,000    4,535,000
--------------------------------------------------------------------
                                                           5,511,500
--------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.78%

Xerox Corp.                                      73,000    7,418,625
--------------------------------------------------------------------

RAILROADS - 0.52%

Kansas City Southern Industries, Inc.           100,000    4,962,500
--------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.72%

Boston Properties, Inc.                          65,000    2,242,500
--------------------------------------------------------------------
Crescent Real Estate Equities, Co.              105,000    3,530,625
--------------------------------------------------------------------
Patriot American Hospitality, Inc.              160,000    3,830,000
--------------------------------------------------------------------
Starwood Hotels & Resorts                        80,000    3,865,000
--------------------------------------------------------------------
Vornado Realty Trust                             75,000    2,976,562
--------------------------------------------------------------------
                                                          16,444,687
--------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.42%

Ingram Micro, Inc. - Class A(a)                  90,000    3,982,500
--------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 2.17%

Federated Department Stores, Inc.(a)            130,000    6,995,625
--------------------------------------------------------------------
J.C. Penney Co., Inc.                            60,000    4,338,750
--------------------------------------------------------------------
Kohl's Corp.(a)                                  80,000    4,150,000
--------------------------------------------------------------------
Proffitt's, Inc.(a)                             130,000    5,248,750
--------------------------------------------------------------------
                                                          20,733,125
--------------------------------------------------------------------

RETAIL (DRUG STORES) - 0.84%

CVS Corp.                                       100,000    3,893,750
--------------------------------------------------------------------
Walgreen Co.                                    100,000    4,131,250
--------------------------------------------------------------------
                                                           8,025,000
--------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 1.25%

Costco Companies, Inc.(a)                        60,000    3,783,750
--------------------------------------------------------------------
Fred Meyer, Inc.(a)                              71,600    3,043,000
--------------------------------------------------------------------
Wal-Mart Stores, Inc.                            83,800    5,090,850
--------------------------------------------------------------------
                                                          11,917,600
--------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.39%

Washington Mutual, Inc.                          85,000    3,692,188
--------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE

SERVICES (COMMERCIAL & CONSUMER) - 1.68%

Service Corp. International                              293,100 $ 12,566,662
-----------------------------------------------------------------------------
Stewart Enterprises, Inc. - Class A                      130,000    3,461,250
-----------------------------------------------------------------------------
                                                                   16,027,912
-----------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.41%

Ceridian Corp.(a)                                         85,000    4,993,750
-----------------------------------------------------------------------------
Equifax, Inc.                                            100,000    3,631,250
-----------------------------------------------------------------------------
Fiserv, Inc.(a)                                          115,000    4,883,905
-----------------------------------------------------------------------------
                                                                   13,508,905
-----------------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.25%

Corrections Corp. of America(a)                          100,000    2,350,000
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 2.79%

MCI Communications Corp.                                 175,000   10,171,875
-----------------------------------------------------------------------------
WorldCom, Inc.(a)                                        340,000   16,468,750
-----------------------------------------------------------------------------
                                                                   26,640,625
-----------------------------------------------------------------------------

TELEPHONE - 2.58%

Ameritech Corp.                                          110,000    4,936,250
-----------------------------------------------------------------------------
Bell Atlantic Corp.                                      110,000    5,018,750
-----------------------------------------------------------------------------
BellSouth Corp.                                           75,000    5,034,374
-----------------------------------------------------------------------------
SBC Communications, Inc.                                 240,000    9,600,000
-----------------------------------------------------------------------------
                                                                   24,589,374
-----------------------------------------------------------------------------

TOBACCO - 3.72%

Philip Morris Companies, Inc.                            900,000   35,437,500
-----------------------------------------------------------------------------

WASTE MANAGEMENT - 0.01%

Thermo Instrument Systems Inc.(a)                          4,500      118,125
-----------------------------------------------------------------------------
  Total Common Stocks (Cost $619,895,023)                         781,845,501
-----------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 5.73%

AIR FREIGHT - 0.33%

CNF Trust I - $2.50 Series A Gtd. Conv. Pfd.              50,000    3,175,000
-----------------------------------------------------------------------------

AIRLINES - 0.47%

Continental Air Finance Trust - $4.25 Conv. Pfd.          35,000    4,453,085
-----------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.17%

Federal-Mogul Finance Trust - $3.50 Gtd. Conv. Pfd.
 (Acquired 06/30/98; Cost $1,665,096)(d)                  22,300    1,665,096
-----------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.35%

MGIC Investment Corp. - $3.12 Series A Conv. Pfd.
 STRYPES                                                  35,000    3,346,875
-----------------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.37%

Medpartners Inc. - $1.44 Conv. Pfd. TAPS                 330,000    3,485,625
-----------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.10%

Conseco Inc. - $4.278 Conv. PRIDES                        65,000   10,448,750
-----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.26%

Salomon Smith Barney Holdings - $3.48 Conv. Pfd. DECS     45,000    2,517,187
-----------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.29%

AES Trust I - $2.69 Series A Gtd. Conv. Pfd.              35,000    2,730,000
-----------------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND

                                                                      MARKET
                                                          SHARES      VALUE

RAILROADS - 0.39%

Union Pacific Cap Trust - $3.125 Gtd. Conv. Pfd. TIDES
 (Acquired 03/27/98 - 04/02/98; Cost $4,068,346)(d)         80,000 $  3,746,560
-------------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.33%

TJX Cos., Inc. - $7.00 Series E Conv. PEPS                   6,000    3,131,625
-------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.08%

Cendant Corp. - $3.75 Conv. PRIDES(c)                      275,000   10,295,313
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.59%

AirTouch Communications, Inc. - $1.74 Series B Conv.
 Pfd.                                                       70,000    3,377,500
-------------------------------------------------------------------------------
Nextel Trust - $1.015 Conv. Pfd. STRYPES                   100,000    2,225,000
-------------------------------------------------------------------------------
                                                                      5,602,500
-------------------------------------------------------------------------------
  Total Convertible Preferred Stocks
   (Cost $55,981,617)                                                54,597,616
-------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT
CONVERTIBLE CORPORATE BONDS - 7.82%

AIRLINES - 0.32%

Continental Airlines, Conv. Unsec. Sub. Notes, 6.75%,
 04/15/06                                              $ 1,500,000    3,092,415
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 2.27%

Candescent Technology Corp., Conv. Sr. Sub. Deb.,
 7.00%, 05/01/03 (Acquired 04/17/98; Cost
 $5,000,000)(d)                                          5,000,000    5,000,000
-------------------------------------------------------------------------------
Comverse Technology Inc., Conv. Sub. Notes, 4.50%,
 07/01/05 (Acquired 06/25/98; Cost $3,000,000)(d)        3,000,000    3,056,250
-------------------------------------------------------------------------------
EMC Corp., Conv. Sub. Notes, 3.25%, 03/15/02             3,500,000    7,196,140
-------------------------------------------------------------------------------
Global Telesystems Group, Inc., Conv. Sr. Unsec. Sub.
 Notes, 8.75%, 06/30/00 (Acquired 02/05/98; Cost
 $1,950,312)(b)(d)                                       1,500,000    3,706,875
-------------------------------------------------------------------------------
Western Digital Corp., Conv. Gtd. Sub. Deb., 6.80%,
 02/18/18 (Acquired 06/12/98; Cost $2,400,000)(d)(e)    10,000,000    2,692,200
-------------------------------------------------------------------------------
                                                                     21,651,465
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.87%

America Online, Inc., Conv. Unsec. Sub. Notes, 4.00%,
 11/15/02 (Acquired 02/10/98; Cost $2,499,041)(d)        2,000,000    4,292,260
-------------------------------------------------------------------------------
Platinum Technology, Inc., Conv. Unsec. Sub. Notes,
 6.25%, 12/15/02 (Acquired 12/11/97; Cost
 $1,997,000)(d)                                          2,000,000    2,170,000
-------------------------------------------------------------------------------
Veritas Software Corp., Conv. Unsec. Sub. Notes,
 5.25%, 11/01/04                                         1,500,000    1,822,500
-------------------------------------------------------------------------------
                                                                      8,284,760
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.43%

SCI Systems, Inc., Conv. Sub. Notes, 5.00%, 05/01/06     2,500,000    4,103,500
-------------------------------------------------------------------------------

                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE

ELECTRONICS SEMICONDUCTORS - 0.39%

Amkor Technology, Inc., Conv. Unsec. Sub. Notes,
 5.75%, 05/01/03                                      $ 4,000,000 $  3,713,600
------------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.66%

NCS Healthcare Inc., Conv. Sub. Notes, 5.75%,
 08/15/04 (Acquired 08/07/98 - 12/08/97; Cost
 $2,133,540)(d)                                         2,100,000    2,251,389
------------------------------------------------------------------------------
Omnicare, Inc., Conv. Sub. Deb., 5.00%, 12/01/07
 (Acquired 12/04/97; Cost $3,500,000)(d)                3,500,000    4,090,625
------------------------------------------------------------------------------
                                                                     6,342,014
------------------------------------------------------------------------------

HOUSEWARES - 0.24%

Sunbeam Corp., Conv. Sr. Sub. Deb., 7.64%, 03/25/18
 (Acquired 06/16/98 - 06/19/98; Cost
 $2,662,620)(d)(e)                                     10,000,000    2,275,000
------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.40%

Diamond Offshore Drilling, Inc., Conv. Unsec. Sub.
 Notes, 3.75%, 02/15/07                                 3,250,000    3,780,465
------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.37%

Staples Inc., Conv. Unsec. Sub. Deb., 4.50%, 10/01/00
 (Acquired 10/23/97 - 12/30/97; Cost $2,299,750)(d)     1,750,000    3,493,998
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.23%

Equity Corp. International, Conv. Unsec. Sub. Deb.,
 4.50%, 12/31/04 (Acquired 02/19/98 - 02/20/98; Cost
 $2,001,250)(d)                                         2,000,000    2,194,380
------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.23%

Affiliated Computer Services, Conv. Unsec. Sub.
 Notes, 4.00%, 03/15/05 (Acquired 03/17/98; Cost
 $2,006,875)(d)                                         2,000,000    2,218,760
------------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.36%

Career Horizons, Inc., Conv. Bonds, 7.00%, 11/01/02     1,250,000    3,451,462
------------------------------------------------------------------------------

WASTE MANAGEMENT - 1.05%

USA Waste Services, Inc.,
 Conv. Unsec. Sub. Notes, 4.50%, 06/01/01               3,000,000    5,053,140
------------------------------------------------------------------------------
 Conv. Sub. Notes, 4.00%, 02/01/02                      2,000,000    2,491,260
------------------------------------------------------------------------------
WMX Technologies, Conv. Sub. Notes, 2.00%, 01/24/05     2,500,000    2,478,900
------------------------------------------------------------------------------
                                                                    10,023,300
------------------------------------------------------------------------------
  Total Convertible Corporate Bonds
   (Cost $65,353,065)                                               74,625,119
------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 3.45%

 9.125%, 05/15/99                                       9,000,000    9,277,110
------------------------------------------------------------------------------
11.75%, 02/15/01                                       10,000,000   11,505,400
------------------------------------------------------------------------------
13.125%, 05/15/01                                       5,000,000    5,993,650
------------------------------------------------------------------------------
13.375%, 08/15/01                                       5,000,000    6,106,650
------------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $33,651,758)                                               32,882,810
------------------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND
86

                                                PRINCIPAL     MARKET
                                                  AMOUNT      VALUE

REPURCHASE AGREEMENT(f) - 0.89%

Dean Witter Reynolds, Inc., 6.10%, 07/01/98(g)
 (Cost $8,470,606)                              $8,470,606 $  8,470,606
-----------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.86%                        952,421,652
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.14%                         1,314,888
-----------------------------------------------------------------------
NET ASSETS - 100.00%                                       $953,736,540
=======================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) A portion of this security is subject to put options purchased. See Note 9.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/98 was $42,853,393 which represented 4.49% of the Fund's net assets.
(e) Zero coupon bond. Interest rate shown represents the rate of original issue discount.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreements entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Investment Abbreviations:
ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Gtd.    - Guaranteed
PEPS    - Participating Equity Preferred Shares
Pfd.    - Preferred
PRIDES  - Preferred Redeemable Increased Dividend Equity Security
Sec.    - Secured
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
TAPS    - Threshold Appreciation Priced Security
TIDES   - Term Income Deferrable Equity Security
Unsec.  - Unsecured

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost $783,352,069)          $952,421,652
----------------------------------------------------------------------
Receivables for:
 Investments sold                                            6,780,916
----------------------------------------------------------------------
 Capital stock sold                                          1,452,639
----------------------------------------------------------------------
 Dividends and interest                                      2,281,899
----------------------------------------------------------------------
 Options purchased                                             227,316
----------------------------------------------------------------------
Investment for deferred compensation plan                       16,205
----------------------------------------------------------------------
Other assets                                                    29,208
----------------------------------------------------------------------
  Total assets                                             963,209,835
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       8,660,394
----------------------------------------------------------------------
 Capital stock reacquired                                      104,490
----------------------------------------------------------------------
 Options written                                               224,882
----------------------------------------------------------------------
 Deferred compensation plan                                     16,205
----------------------------------------------------------------------
Accrued advisory fees                                          456,148
----------------------------------------------------------------------
Accrued administrative services fees                             4,505
----------------------------------------------------------------------
Accrued directors' fees                                          2,000
----------------------------------------------------------------------
Accrued operating expenses                                       4,671
----------------------------------------------------------------------
  Total liabilities                                          9,473,295
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $953,736,540
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                44,185,153
======================================================================
Net asset value, offering and redemption price per share  $      21.59
======================================================================





STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $102,911 foreign withholding tax)              $  5,275,424
------------------------------------------------------------------------------
Interest                                                            3,400,181
------------------------------------------------------------------------------
  Total investment income                                           8,675,605
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       2,435,599
------------------------------------------------------------------------------
Administrative services fees                                           27,639
------------------------------------------------------------------------------
Custodian fees                                                         23,293
------------------------------------------------------------------------------
Directors' fees and expenses                                            5,991
------------------------------------------------------------------------------
Interest expense (Note 4)                                              58,555
------------------------------------------------------------------------------
Other                                                                  12,221
------------------------------------------------------------------------------
  Total expenses                                                    2,563,298
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                         (5,485)
------------------------------------------------------------------------------
  Net expenses                                                      2,557,813
------------------------------------------------------------------------------
Net investment income                                               6,117,792
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:

 Investment securities                                             18,975,844
------------------------------------------------------------------------------
 Foreign currencies                                                    56,797
------------------------------------------------------------------------------
 Futures contracts                                                   (321,187)
------------------------------------------------------------------------------
 Option contracts                                                  (1,237,650)
------------------------------------------------------------------------------
                                                                   17,473,804
------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of:

 Investment securities                                             81,373,820
------------------------------------------------------------------------------
 Foreign currencies                                                    (5,380)
------------------------------------------------------------------------------
 Futures contracts                                                    277,200
------------------------------------------------------------------------------
 Option contracts                                                     150,870
------------------------------------------------------------------------------
                                                                   81,796,510
------------------------------------------------------------------------------
 Net gain from investment securities, foreign currencies,
  futures and option contracts                                     99,270,314
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $105,388,106
==============================================================================

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND
88

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                        JUNE 30,   DECEMBER 31,
                                                          1998         1997
                                                      ------------ ------------
OPERATIONS:

 Net investment income                                $  6,117,792 $  4,767,618
--------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, futures and option contracts      17,473,804    9,736,106
--------------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities, foreign currencies, futures and option
  contracts                                             81,796,510   66,989,418
--------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                          105,388,106   81,493,142
--------------------------------------------------------------------------------
Dividends to shareholders from net investment income            --     (326,695)
--------------------------------------------------------------------------------
Distributions from net realized gains                           --     (490,042)
--------------------------------------------------------------------------------
Net increase from capital stock transactions           209,235,889  349,104,509
--------------------------------------------------------------------------------
  Net increase in net assets                           314,623,995  429,780,914
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                   639,112,545  209,331,631
--------------------------------------------------------------------------------
 End of period                                        $953,736,540 $639,112,545
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)           $746,862,076 $537,626,187
--------------------------------------------------------------------------------
 Undistributed net investment income                    10,968,636    4,850,844
--------------------------------------------------------------------------------
 Undistributed net realized gain on sales from
  investment securities, foreign currencies, futures
  and option contracts                                  26,895,677    9,421,873
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and option contracts              169,010,151   87,213,641
--------------------------------------------------------------------------------
                                                      $953,736,540 $639,112,545
================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Growth and Income Fund (the "Fund"). The Fund's investment objective is to seek growth of capital, with current income as a secondary objective. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is

                        AIM V.I. GROWTH AND INCOME FUND
   substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
H. Put options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The options's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $27,639 for such services.

                        AIM V.I. GROWTH AND INCOME FUND
90

 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,818 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $5,485 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $5,485 during the six months ended June 30, 1998.

NOTE 4 - BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the period ended June 30, 1998 was $18,886,000 while borrowings averaged $2,074,785 per day with a weighted average interest rate of 5.61%.

NOTE 5 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $759,707,519 and $541,546,154, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $180,248,162
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (11,558,458)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $169,689,704
===========================================================================

Cost of investments for tax purposes is $783,731,948.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                  June 30,                December 31,
                                    1998                      1997
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold                       10,738,330  $217,917,456  20,645,975  $361,699,824
------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                     --            --      44,268       816,737
------------------------------------------------------------------------------
Reacquired                   (421,720)   (8,681,567)   (745,032)  (13,412,052)
------------------------------------------------------------------------------
                           10,316,610  $209,235,889  19,945,211  $349,104,509
==============================================================================

NOTE 8 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the six months ended June 30, 1998 are summarized as follows:

                     CALL OPTION CONTRACTS
                     ---------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- -----------
Beginning of period     4,712  $ 1,004,268
-------------------------------------------
Written                14,347    3,458,401
-------------------------------------------
Closed                (14,047)  (3,460,100)
-------------------------------------------
Exercised              (2,550)    (654,784)
-------------------------------------------
Expired                  (935)    (124,574)
-------------------------------------------
End of period           1,527  $   223,211
===========================================

Open call option contracts written at June 30, 1998 were as follows:

                                                             JUNE 30,
                                                               1998     UNREALIZED
                          CONTRACT STRIKE NUMBER OF PREMIUMS  MARKET   APPRECIATION
ISSUE                      MONTH   PRICE  CONTRACTS RECEIVED  VALUE   (DEPRECIATION)
-----                     -------- ------ --------- -------- -------- --------------
DSC Communications Corp.    Oct     $35       800   $ 87,597 $ 77,500    $ 10,097
------------------------------------------------------------------------------------
Global Telesystems
 Group, Inc.                Jul      45        53     16,404   26,832     (10,428)
------------------------------------------------------------------------------------
Global Telesystems Group
 Inc.                       Aug      50       135     66,929   63,281       3,648
------------------------------------------------------------------------------------
US Filter Corp.             Aug      30       539     52,281   57,269      (4,988)
------------------------------------------------------------------------------------
                                            1,527   $223,211 $224,882    $ (1,671)
====================================================================================

NOTE 9 - PUT OPTION CONTRACTS PURCHASED
Transactions in put options purchased during the six months ended June 30, 1998 are summarized as follows:

                         PUT OPTION
                         CONTRACTS
                     ------------------
                     NUMBER OF PREMIUMS
                     CONTRACTS   PAID
                     --------- --------
Beginning of period    2,187   $ 429,294
----------------------------------------
Purchased              2,389     292,659
----------------------------------------
Closed                (1,937)   (356,889)
----------------------------------------
Expired                 (300)    (85,367)
----------------------------------------
End of period          2,339   $ 279,697
========================================

Open put option contracts purchased at June 30, 1998 were as follows:

                                                               JUNE 30,
                                                                 1998     UNREALIZED
                          CONTRACT STRIKE   NUMBER OF PREMIUMS  MARKET   APPRECIATION
ISSUE                      MONTH   PRICE    CONTRACTS   PAID    VALUE   (DEPRECIATION)
-----                     -------- ------   --------- -------- -------- --------------
DSC Communications Corp.    Oct     $25         600   $104,300 $ 60,000    $(44,300)
--------------------------------------------------------------------------------------
DSC Communications Corp.    Oct      27.50      200     50,600   33,750     (16,850)
--------------------------------------------------------------------------------------
Cendant Corp.               Jul      20         500     42,193   31,250     (10,943)
--------------------------------------------------------------------------------------
Cendant Corp.               Aug      20         500     40,562   70,313      29,751
--------------------------------------------------------------------------------------
United States Filter
 Corp.                      Aug      25         539     42,042   32,003     (10,039)
--------------------------------------------------------------------------------------
                                              2,339   $279,697 $227,316    $(52,381)
======================================================================================

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 10 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                             December 31,
                          June 30,     ---------------------------     January 31,
                            1998         1997      1996     1995          1995
                          --------     --------  --------  -------     -----------
Net asset value,
 beginning of period      $  18.87     $  15.03  $  12.68  $  9.98       $10.00
--------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.11         0.13      0.16     0.14         0.11
--------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                2.61         3.74      2.36     3.11        (0.02)
--------------------------------------------------------------------------------------
   Total from investment
    operations                2.72         3.87      2.52     3.25         0.09
--------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --        (0.01)    (0.14)   (0.14)       (0.11)
--------------------------------------------------------------------------------------
  Distributions from net
   realized gains               --        (0.02)    (0.03)   (0.41)          --
--------------------------------------------------------------------------------------
   Total distributions          --        (0.03)    (0.17)   (0.55)       (0.11)
--------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  21.59     $  18.87  $  15.03  $ 12.68       $ 9.98
======================================================================================
Total return(a)              14.41%       25.72%    19.95%   32.65%        0.90%
======================================================================================

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)    $953,737     $639,113  $209,332  $38,567       $7,380
======================================================================================
Ratio of expenses to
 average net assets           0.65%(b)     0.69%     0.78%    0.78%(c)     1.07%(c)(d)
======================================================================================
Ratio of net investment
 income to average net
 assets                       1.55%(b)     1.15%     2.05%    1.92%(c)     1.95%(c)(d)
======================================================================================
Portfolio turnover rate         68%         135%      148%     145%          96%
======================================================================================
Average brokerage
 commission rate paid(e)  $ 0.0589     $ 0.0612  $ 0.0644      N/A          N/A
======================================================================================
Borrowings for the
 period:
Amount of debt
 outstanding at end of
 period (000s omitted)    $     --           --        --       --           --
======================================================================================
Average amount of debt
 outstanding during the
 period (000s
 omitted)(f)              $  2,075           --        --       --           --
======================================================================================
Average number of shares
 outstanding during the
 period (000s
 omitted)(f)              $ 39,118           --        --       --           --
======================================================================================
Average amount of debt
 per share during the
 period                   $ 0.0530           --        --       --           --
======================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $797,761,022.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.72% (annualized) and 1.30% (annualized), respectively.
(e) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
(f) Averages computed on a daily basis.

                        AIM V.I. GROWTH AND INCOME FUND
92

The Managers' Overview

AIM V.I. HIGH YIELD FUND
SEEKS HIGH CURRENT INCOME AND
CONSISTENT RETURNS

A roundtable discussion with the Fund management team for AIM V.I. High Yield Fund for the two-month period ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  THE AIM V.I. HIGH YIELD FUND            high-yield bonds issued by American         --------------------------------------------
BEGAN OPERATIONS ON MAY 1,                  corporations.                                                Our goal
1998. HOW DID THE FUND PERFORM                We select investments for the portfolio
IN ITS FIRST TWO MONTHS?                    after carefully researching each issue.                   in managing the
A.  The Fund produced a total return of     Our team of analysts monitors individual
0.50% in May and June, the final two        issues, follows industry trends, and                  AIM V.I. High Yield Fund
months of the reporting period. While it    watches interest rate and financial market
bested the 0.06% two-month return of the    changes that could affect high-yield cor-              is to bring investors
Lipper High Yield Bond Fund Index of        porate bonds.
comparable mutual funds, it is important      We're looking for stable or improv-              a high level of current income.
to note that this is not a very extensive   ing high-yield securities with strong       --------------------------------------------
time period from which to gauge a Fund's    potential for consistent income and long-
performance. Nevertheless, the Fund is      term growth.                                Q.  HOW IS THE PORTFOLIO DIVERSIFIED?
off to a good start.                                                                    A.  The Fund invests in high-yield bonds
                                            Q.  WHAT IS THE TYPICAL CREDIT QUAL-        from a variety of industries and companies.
Q.  WHAT WERE MARKET CONDITIONS             ITY OF THE PORTFOLIO?                       As economic conditions change, different
LIKE AS THE AIM V.I. HIGH YIELD             A.  We take a disciplined approach and      industries will be affected in different
FUND MADE ITS FIRST APPEARANCE?             follow strict credit guidelines. The aver-  ways. Fluctuations in price and in
A.  The months of May and June were a       age portfolio quality is generally in the   supply and demand are normal. A port-
challenging time for the high-yield mar-    B2/B range, as defined by Moody's Inves-    folio that is diversified can weather
ket. During the second quarter of 1998,     tors Service and Standard & Poor's, two     those changes better.
concerns resurfaced about the effect of     widely known credit rating agencies.          As of June 30, 1998, the Fund had 39
the Asian economic crises on American       These ratings are historical and are based  holdings in the portfolio, with our largest
industries. Many companies in the high-     on analysis of the credit quality of indi-  industry weightings in specialty retail and
yield market reported lower-than-           vidual securities in the Fund's portfolio.  long-distance telecommunications.
expected earnings. Concerns about the         For instance, in the Standard & Poor's
ability of these companies to pay their     rating system, bonds can be rated from      Q.  WHAT IS YOUR OUTLOOK FOR THE
debt caused investors to back away from     a high of AAA, which indicates the best     SECOND HALF OF 1998?
the high-yield market and to turn towards   quality, to the lowest level of D, which    A.  For the broader domestic bond market,
high-quality long-term bonds for safety.    indicate that a bond is in default. We      the fundamentals appear sound. With
                                            don't seek higher returns by targeting      continuing low inflation and a slight slow-
Q.  HOW DO YOU MANAGE THE AIM               the more speculative high-yield instru-     down in economic growth, there is little
V.I. HIGH YIELD FUND PORTFOLIO?             ments such as defaulted or emerging
A.  Our goal in managing the AIM V.I. High  market credits.
Yield Fund is to bring investors a high       Management believes that bonds in the
level of current income. The Fund's port-   B2/B range provide the best balance of
folio is invested primarily in lower-rated  interest rate sensitivity, credit risk, and current income.

                           AIM V.I. HIGH YIELD FUND                           93

PORTFOLIO COMPOSITION

As of 6/30/98, based on total net assets

  TOP 10 HOLDINGS                                                        TOP 10 INDUSTRIES
   1. Sprectrasite Holdings, Inc., 12.00%, 07/15/08          3.05%           1. Retail (Specialty)                       9.82%

   2. Resort at Summerlin LP, 13.00%, 12/15/07               3.03            2. Telecommunications (Long Distance)       8.08

   3. BPC Holding Corp., 12.50%, 06/15/06                    2.96            3. Gaming, Lottery, & Parimutuel
                                                                                Companies                                5.58
   4. Versatel Telecom BV, 13.25%, 05/15/08                  2.89
                                                                             4. Shipping                                 5.53
   5. Mediq, Inc., 11.00%, 06/01/08                          2.83
                                                                             5. Telephone                                5.52
   6. US Xchange LLC, 15.00%, 07/01/08                       2.82
                                                                             6. Broadcasting (Television,
   7. CEX Holdings Inc., 9.625%, 06/01/08                    2.79               Radio, & Cable)                          5.44

   8. Stena Line A.B., 10.625%, 06/01/08                     2.79            7. Foods                                    5.26

   9. Pegasus Shipping Hellas Co., 11.875%, 11/15/04         2.78            8. Telecommunications
                                                                                (Cellular/Wireless)                      5.26
  10. Favorite Brands International, Inc., 10.75%, 05/15/06  2.77
                                                                             9. Telecommunications                       4.78

                                                                            10. Containers & Packaging (Paper)           2.96

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security


reason for the Federal Reserve Board (the         As the pace of economic activity
Fed) to raise interest rates. However, Fed      slows, companies with weaker credit             ------------------------------------
Chairman Alan Greenspan, speaking to            profiles will be exposed. We believe that
Congress in July, warned that the tight         credit quality will become more of a                           We take
labor market could eventually accelerate        differentiating factor in total return per-
inflation and consequently lead to a future     formance, especially if the economy                      a disciplined approach
increase in interest rates.                     continues to slow.
  In the high-yield arena, we expect the          As always, the Fund will strive to main-                    and follow
new issuance level to remain heavy. That        tain an average credit quality rating of
could put more pressure on the secondary        single B. However, going forward we may                strict credit guidelines.
market in the short term. Companies will        participate more in the higher credit-
have to pay higher interest on new issues       quality BB sector to help insulate the          ------------------------------------
to keep investors interested. That makes        portfolio from too much risk.
the yields on existing issues less attractive,
forcing prices down.

94                         AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                           PRINCIPAL   MARKET
                                                            AMOUNT     VALUE
CORPORATE BONDS & NOTES - 89.45%

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.70%

Park N View, Inc., Sr. Notes, 13.00%, 05/15/08(a)(b)
 (Acquired 05/20/98; Cost $100,000)                        $ 100,000 $   98,750
-------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.76%

Exodus Communications Inc., Sr. Notes, 11.25%,
 07/01/08(a) (Acquired 06/26/98; Cost $100,000)              100,000    100,875
-------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.70%

Metal Management, Inc., Sr. Sub. Notes, 10.00%,
 05/15/08(a) (Acquired 06/10/98; $99,500)                    100,000     98,750
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER) - 2.96%

BPC Holding Corp., Series B Sr. Sec. Notes, 12.50%,
 06/15/06                                                    100,000    108,000
-------------------------------------------------------------------------------

FOODS - 5.26%

Favorite Brands International, Inc., Sr. Notes, 10.75%,
 05/15/06(a) (Acquired 05/14/98; Cost $100,000)              100,000    101,250
-------------------------------------------------------------------------------
RAB Holdings Inc., Sr. Notes, 13.00%, 05/01/08(a)
 (Acquired 05/05/98; Cost $90,900)                            90,000     90,900
-------------------------------------------------------------------------------
                                                                        192,150
-------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 5.58%

Resort At Summerlin LP, Sr. Sub. Notes, 13.00%,
 12/15/07(a) (Acquired 05/04/98 - 06/15/98; Cost
 $108,332)                                                   105,958    110,644
-------------------------------------------------------------------------------
Venetian Casino/LV Sands, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                             90,000     93,375
-------------------------------------------------------------------------------
                                                                        204,019
-------------------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 2.04%

Global Health Sciences, Sr. Notes, 11.00%, 05/01/08(a)
 (Acquired 05/01/98; Cost $73,875)                            75,000     74,625
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.83%

Mediq, Inc., Sr. Unsec. Sub. Notes, 11.00%, 06/01/08(a)
 (Acquired 05/21/98; Cost $100,000)                          100,000    103,500
-------------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 2.45%

Pediatric Services of America, Sr. Unsec. Gtd. Sub.
 Notes, 10.00%, 04/15/08                                      90,000     89,550
-------------------------------------------------------------------------------

HOMEBUILDING - 0.54%

Schuler Homes, Sr. Notes, 9.00%, 04/15/08(a) (Acquired
 04/30/98; Cost $19,681)                                      20,000     19,700
-------------------------------------------------------------------------------

HOUSEWARES - 2.40%

Decora Industries Inc., Sr. Sec. Notes, 11.00%,
 05/01/05(a) (Acquired 05/01/98 - 05/05/98; Cost $88,200)     90,000     87,750
-------------------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 2.67%

Booth Creek Ski Holdings, Sr. Notes, 12.50%, 03/15/07(a)
 (Acquired 05/06/98; Cost $95,850)                            90,000     97,425
-------------------------------------------------------------------------------

                                                           PRINCIPAL   MARKET
                                                            AMOUNT     VALUE
LODGING-HOTELS - 2.79%

Stena Line A.B. (Sweden), Sr. Yankee Notes, 10.625%,
 06/01/08                                                  $ 100,000 $  101,875
-------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 2.73%

Derby Cycle Corp., Sr. Notes, 10.00%, 05/15/08(a)
 (Acquired 05/07/98; Cost $100,000)                          100,000     99,750
-------------------------------------------------------------------------------

METAL FABRICATORS - 1.60%

Gulf States Steel, Inc., First Mortgage Notes, 13.50%,
 04/15/03                                                     60,000     58,500
-------------------------------------------------------------------------------

METALS (MINING) - 2.74%

Lodestar Holdings Inc., Sr. Notes, 11.50%, 05/15/05(a)
 (Acquired 05/12/98; Cost $100,000)                          100,000    100,000
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 1.75%

Ocean Rig Norway A.S. (Norway), Sr. Sec. Gtd. Notes,
 10.25%, 06/01/08(a) (Acquired 05/10/98; Cost $67,000)        67,000     63,985
-------------------------------------------------------------------------------

PUBLISHING - 2.52%

Liberty Group Publishing Inc., Sr. Unsec. Disc. Notes,
 11.625%, 02/01/09(c)                                        150,000     92,250
-------------------------------------------------------------------------------

RESTAURANTS - 1.44%

Planet Hollywood International Inc., Sr. Unsec. Sub.
 Notes, 12.00%, 04/01/05                                      58,000     52,490
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 9.82%

Amazon.com Inc., Sr. Disc. Notes, 10.00%, 05/01/08(a)(c)
 (Acquired 05/05/98; Cost $86,110)                           140,000     85,750
-------------------------------------------------------------------------------
CEX Holdings Inc., Sr. Sub. Notes, 9.625%, 06/01/08(a)
 (Acquired 05/20/98; Cost $100,000)                          100,000    101,875
-------------------------------------------------------------------------------
Icon Health & Fitness, Series B Sr. Sub. Notes, 13.00%,
 07/15/02                                                     70,000     70,350
-------------------------------------------------------------------------------
US Office Products Co., Sr. Sub. Notes, 9.75%,
 06/15/08(a) (Acquired 06/05/98; Cost $99,538)               100,000    101,125
-------------------------------------------------------------------------------
                                                                        359,100
-------------------------------------------------------------------------------

SHIPPING - 5.53%

MC Shipping Inc., Sr. Notes, 11.25%, 03/01/08(a)
 (Acquired 05/05/98 - 05/08/98; Cost $100,763)               100,000    100,500
-------------------------------------------------------------------------------
Pegasus Shipping Hellas Co. (Bermuda), Sr. Sec. Gtd.
 Mortgage Notes, 11.875%, 11/15/04(a) (Acquired 05/05/98;
 Cost $102,000)                                              100,000    101,750
-------------------------------------------------------------------------------
                                                                        202,250
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - 4.78%

Convergent Communications, Sr. Notes, 13.00%,
 04/01/08(a)(d) (Acquired 05/04/98; Cost $89,775)             90,000     87,750
-------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Disc. Notes, 12.50%,
 02/15/08(a)(c)(e) (Acquired 05/18/98; Cost $86,870)         146,000     86,870
-------------------------------------------------------------------------------
                                                                        174,620
-------------------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                                          PRINCIPAL   MARKET
                                                           AMOUNT     VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 5.26%

Dobson Communications Corp., Sr. Notes, 11.75%, 04/15/07  $  75,000 $   80,812
------------------------------------------------------------------------------
Spectrasite Holdings Inc., Sr. Disc. Notes, 12.00%,
 07/15/08(a)(c) (Acquired 06/23/98; Cost $110,994)          200,000    111,500
------------------------------------------------------------------------------
                                                                       192,312
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 8.08%

Esprit Telecom Group PLC (United Kingdom), Sr. Notes,
 10.875%, 06/15/08(a) (Acquired 06/19/98; Cost $100,000)    100,000     99,250
------------------------------------------------------------------------------
Long Distance International Inc., Sr. Notes, 12.25%,
 04/15/08(a)(f) (Acquired 05/05/98; Cost $90,450)            90,000     90,450
------------------------------------------------------------------------------
Versatel Telecom BV (Netherlands), Sr. Notes, 13.25%,
 05/15/08(a)(g) (Acquired 05/20/98; Cost $100,000)          100,000    105,500
------------------------------------------------------------------------------
                                                                       295,200
------------------------------------------------------------------------------

TELEPHONE - 5.52%

Dobson Wireline Co., Sr. Notes, 12.25%, 06/15/08(a)
 (Acquired 06/10/98; Cost $100,000)                         100,000     98,500
------------------------------------------------------------------------------
US Xchange LLC, Sr. Notes, 15.00%, 07/01/08(a) (Acquired
 06/22/98; Cost $100,000)                                   100,000    103,250
------------------------------------------------------------------------------
                                                                       201,750
------------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $3,278,815)                                                 3,269,176
------------------------------------------------------------------------------
                                                           SHARES
PREFERRED STOCK - 2.74%

BROADCASTING (TELEVISION, RADIO, & CABLE) - 2.74%

Benedek Communications, 11.50% PIK Pfd.(a) (Acquired
 05/07/98; Cost $100,000)                                       100    100,000
------------------------------------------------------------------------------

RIGHTS & WARRANTS - 0.00%

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc., expiring 04/15/03(h)                    60        151
------------------------------------------------------------------------------
  Total Rights & Warrants (Cost $166)                                      151
------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT
REPURCHASE AGREEMENT - 7.02%(i)

Dean Witter Reynolds, Inc., 6.10%, 07/01/98
 (Cost $256,763)                                            256,763    256,763
------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.21%                                           3,626,090
------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.79%                                   29,032
------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                $3,655,122
==============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/98 was $2,621,974 which represented 71.73% of the Fund's net assets.
(b) Issued as a unit. This unit also includes 100 warrants to purchase 6.73833 shares of common stock per warrant.
(c) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d) Issued as a unit. This unit also includes 360 warrants to purchase 10.80 shares of common stock per warrant.
(e) Issued as a unit. This unit also includes 146 warrants to purchase 0.21785 shares of common stock per warrant.
(f) Issued as a unit. This unit also includes 90 warrants to purchase 15.0874 shares of common stock per warrant.
(g) Issued as unit. This unit also includes 100 warrants to purchase 6.667 shares of common stock per warrant.
(h) Non-income producing security.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investments advisor or its affiliates.
(j) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government agency obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:

Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

                           AIM V.I. HIGH YIELD FUND
96

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments at market value (cost $3,635,744)             $ 3,626,090
---------------------------------------------------------------------
Receivables for:
 Investments sold                                              85,730
---------------------------------------------------------------------
 Dividends and interest                                        45,838
---------------------------------------------------------------------
 Reimbursement from advisor                                    11,630
---------------------------------------------------------------------
Other assets                                                      465
---------------------------------------------------------------------
  Total assets                                              3,769,753
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        100,000
---------------------------------------------------------------------
 Capital stock reacquired                                          26
---------------------------------------------------------------------
Accrued advisory fees                                           1,775
---------------------------------------------------------------------
Accrued directors' fees                                         1,384
---------------------------------------------------------------------
Accrued administrative services fees                            7,600
---------------------------------------------------------------------
Accrued operating expenses                                      3,846
---------------------------------------------------------------------
  Total liabilities                                           114,631
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 3,655,122
=====================================================================
CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:
 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  363,537
=====================================================================
Net asset value, offering and redemption price per share       $10.05
=====================================================================

STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                                             $51,679
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          3,377
-----------------------------------------------------------------------------
Administrative services fees                                           7,600
-----------------------------------------------------------------------------
Custodian fees                                                         3,403
-----------------------------------------------------------------------------
Directors' fees and expenses                                           1,384
-----------------------------------------------------------------------------
Professional fees                                                      1,666
-----------------------------------------------------------------------------
Other                                                                    630
-----------------------------------------------------------------------------
   Total expenses                                                     18,060
-----------------------------------------------------------------------------
Less:Expenses paid indirectly                                           (462)
-----------------------------------------------------------------------------
  Fees waived and reimbursed by advisor                              (11,630)
-----------------------------------------------------------------------------
   Net expenses                                                        5,968
-----------------------------------------------------------------------------
Net investment income                                                 45,711
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                  (22,354)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities   (9,654)
-----------------------------------------------------------------------------
 Net gain (loss) from investment securities                          (32,008)
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $13,703
=============================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through June 30, 1998 (Unaudited)

OPERATIONS:

 Net investment income                                    $   45,711
---------------------------------------------------------------------
 Net realized gain (loss) from investment securities         (22,354)
---------------------------------------------------------------------
 Net unrealized appreciation (depreciation) of investment
  securities                                                  (9,654)
---------------------------------------------------------------------
   Net increase in net assets resulting from operations       13,703
---------------------------------------------------------------------
 Net increase from capital stock transactions              3,641,419
---------------------------------------------------------------------
   Net increase in net assets                              3,655,122
---------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                              --
---------------------------------------------------------------------
 End of period                                            $3,655,122
=====================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)               $3,641,419
---------------------------------------------------------------------
 Undistributed net investment income                          45,711
---------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities                                                 (22,354)
---------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment
  securities                                                  (9,654)
---------------------------------------------------------------------
                                                          $3,655,122
=====================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. High Yield Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available

98                         AIM V.I. HIGH YIELD FUND
   or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $300 million, plus 0.50% of the Fund's average daily net assets of the next $500 million, plus 0.45% of the Fund's average daily net assets in excess of $1 billion. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM waived fees and reimbursed expenses of $11,630.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the period May 1, 1998 (date operations commenced) through June 30, 1998, AIM was reimbursed $7,600 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $462 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $462 during the period May 1, 1998 (date operations commenced) through June 30, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period May 1, 1998 (date operations commenced) through June 30, 1998 was $3,803,279 and $405,863, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities           $25,342
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (34,996)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities  $(9,654)
=============================================================================

 Investments have the same cost for tax and financial statements.

                           AIM V.I. HIGH YIELD FUND

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through June 30, 1998 were as follows:

              JUNE 30, 1998
            -------------------
            SHARES     AMOUNT
            -------  ----------
Sold        370,513  $3,711,665
--------------------------------
Reacquired   (6,976)    (70,246)
--------------------------------
            363,537  $3,641,419
================================

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through June 30, 1998.

                                                              JUNE 30,
                                                                1998
                                                              --------
     Net asset value, beginning of period                      $10.00
     -------------------------------------------------------   ------
     Income from investment operations:
       Net investment income                                     0.13
     -------------------------------------------------------   ------
       Net gains (losses) on securities (both realized and
        unrealized)                                             (0.08)
     -------------------------------------------------------   ------
        Total from investment operations                         0.05
     -------------------------------------------------------   ------
     Net asset value, end of period                            $10.05
     =======================================================   ======
     Total return(a)                                             0.50%
     =======================================================   ======

     RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000s omitted)                  $3,655
     =======================================================   ======
     Ratio of expenses to average net assets(b)                  1.19%(c)(d)
     =======================================================   ======
     Ratio of net investment income to average net assets(e)     8.46%(d)
     =======================================================   ======
     Portfolio turnover rate                                       18%
     =======================================================   ======

    (a) Total returns are not annualized for periods less than one year.
    (b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 3.34% (annualized).
    (c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would be 1.10% (annualized).
    (d) Ratios are annualized and based on average net assets of $3,233,456.
    (e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursement was 6.31% (annualized).

                            AIM V.I. HIGH YIELD FUND
100

The Managers' Overview

EUROPEAN MARKETS CONTINUE TO
DOMINATE INTERNATIONAL EQUITIES

A roundtable discussion with the Fund management team for AIM V.I. International Equity Fund about the six-month reporting period ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  HOW DID THE FUND PERFORM DURING          Q.  WERE THERE ANY OTHER FACTORS             quarter of 1998, many of the Asian markets
THE SIX-MONTH REPORTING PERIOD?              DRIVING THE EUROPEAN MARKETS?                did rebound, some as much as 40%, but
A.  The Fund posted another impressive       A.  We believe there are four fundamental,   they were coming off very low levels. What
period of performance. Total return was      long-term themes that have fueled this       occurred in the last quarter of 1997 was
18.80% for the six-month period ended        incredible rally in Europe: privatization of devastating to those fragile emerging mar-
June 30, 1998. The Fund's performance        state-run companies, increased economic      kets. Based on the re-emergence of the
surpassed both the Morgan Stanley Capital    freedoms in Eastern Europe, corporate        Asian crisis in the second quarter of this
International (MSCI) Europe, Australia and   restructuring, and the growth of investing   year, we believe it's going to take quite
Far East Index (EAFE) of foreign stocks      in European markets.                         some time for Asia to recover fully from
gain of 15.93% during the reporting period     Many state-run companies and indus-        its current economic troubles.
and the Lipper International Fund Index      tries have moved into private hands, such
advance of 15.81%.                           as Telecom Italia S.p.A. and Portugal        Q.  ASIAN MARKETS HAVE BEEN EXTREMELY
                                             Telecom S.A., two large holdings in the      VOLATILE, ESPECIALLY THOSE IN JAPAN.
Q.  WHAT ACCOUNTED FOR THE FUND'S            Fund's portfolio. Additionally, the economic HOW HAS THAT AFFECTED THE PORTFOLIO
STRONG PERFORMANCE DURING THE                freedoms in Eastern Europe have created a    AND WHAT'S IN STORE FOR JAPANESE
PAST SIX MONTHS?                             new market of consumers and sparked a        ECONOMY IN THE FUTURE?
A.  The impressive performance by Euro-      wave of entrepreneurial efforts in the
pean stocks was the story among interna-     former Communist Bloc countries. Once        A.  Although it seemed apparent to the
tional equities during the past six months.  capitalism is planted it can grow very       rest of the world that real economic
European markets rose dramatically in the    quickly, and we have seen this since the     reform was needed in Japan, the
first quarter and markets in Germany,        fall of the Berlin Wall.                     Japanese government was extremely
Sweden, France, and Belgium reached new        The restructuring by "Corporate Eu-        reluctant to institute any fiscal
highs during the second quarter. As a        rope" has made companies leaner and          stimulus or tax cuts to get their
result, all of the Fund's top 10 holdings    more globally competitive. We have seen      economy out of the economic gutter. After
were European companies and approxi-         immediate results of this restructuring as
mately 74% of the Fund's portfolio was       European earnings growth continued to be       TOP 10 EQUITY HOLDINGS
invested in European equities at the end     strong during the reporting period. Finally,
of the reporting period.                     thousands of Europeans have discovered         As of 6/30/98, based on total net assets
                                             the wonders of investing in equities. As
Q.  WHY DID EUROPEAN MARKETS                 money has flowed into European markets,        1. Renault S.A.
PERFORM SO WELL DURING THE REPORT-           the markets themselves have become larger         (France)                       1.78%
ING PERIOD?                                  and more liquid than ever before.              2. Railtrack Group PLC
A.  The European Economic and Monetary                                                         (United Kingdom)               1.42
Union, or EMU, is scheduled to begin on      Q.  WHAT ABOUT THE REST OF THE                 3. VNU-Verenigde Nederlandse
January 1, 1999. In order to qualify for the     WORLD?                                        Uitgeversbedrijven Verenigd Bezit
EMU, European nations must adopt strict      A.  With approximately three-quarters of          (Netherlands)                  1.30
budgetary guidelines and improve their       the Fund now positioned in Europe, there's     4. Cap Gemini Sogeti S.A.
finances. This process has lowered interest  not much else to spread around the globe.         (France)                       1.29
rates and kept inflation--the thief of       We have trimmed our total net assets in        5. Nokia Oyj A.B. - Class A
wealth--at bay. With 11 countries ex-        Japan from 14% to 6%. In addition, we             (Finland)                      1.29
pected to join the EMU next year, this       have reduced our exposure in Asia, Austra-     6. Nestle S.A. (Switzerland)      1.19
economic restructuring has triggered a       lia, and Latin America. These three regions    7. Pinault-Printemps-
bull market never before seen in Europe.     were hit hard by the "Asian Flu" last fall        Redoute S.A. (France)          1.18
                                             and have been slow to recover. In the first    8. Telecom Italia Mobile
                                                                                               S.p.A. (Italy)                 1.17
                                                                                            9. Volkswagen A.G. (Germany)      1.15
                                                                                           10. Telecom Italia S.p.A. (Italy)  1.05

                                                                                           Please keep in mind that the Fund's
                                                                                           portfolio composition is subject to
                                                                                           change and there is no assurance the Fund
                                                                                           will continue to hold any particular
                                                                                           security.
                                                AIM V.I. INTERNATIONAL EQUITY FUND                                               101

two consecutive declines in quarterly          outstanding debts resulting from bad loans.   think of banking as a growth industry,
gross domestic product, the Japanese           Details of the program are still vague at     we have seen excellent earnings growth
economy officially is in recession.            this time, but this could prove to be an      in this industry, especially in Europe.
  However, during the second half of the       event of landmark importance in Japan.        Banking positions owned by the Fund in-
reporting period, some steps were taken by       Until the economy begins to show defi-      cluded the Royal Bank of Canada,
the Japanese government to rectify these       nite signs of a recovery, there is no real    Switzerland's Credit Suisse Group, and
problems. Most notably, the United States      reason to be significantly weighted in Ja-    France's Societe Generale.
and Japan coordinated a joint intervention     pan. We continue to own recognizable            To no one's surprise during this age
into the currency markets, essentially to      Japanese companies such as Honda Motor        of communication breakthroughs, the
buy yen and sell dollars. This created         Co. Ltd. and Sony Corp., but overall the      telecommunications sector demonstrated
some stability in the region and allayed       Japanese market has significantly             strong earnings during the reporting
fears that the weakness of the yen would       underperformed the rest of the world for      period and commanded over 10% of the
result in devaluations in the Chinese          some time now.                                Fund's portfolio. The Fund was attract-
yuan and the Hong Kong dollar.                                                               ed to such wireless telecommunications
  As a follow-up measure, the Japanese         Q. IN WHICH INDUSTRIES WAS THE FUND           companies as Finland's Nokia Oyj A.B.
government initiated a "bridge bank"           POSITIONED?                                   and Telecom Italia Mobile S.p.A.
concept to address the country's               A. The Fund's largest industry position was     The technology sector also has been
crippled financial system. Under this          major regional banks with almost 13.2%        strong and, as a result, represented
program, government funds would be used        of total net assets. Although one may not     about 7% of the Fund's portfolio. Auto-
to reconcile                                                                                 mobile companies comprised a little
                                                                                             over 4% of the portfolio with the
GROWTH OF $10,000 INVESTMENT                              AVERAGE ANNUAL TOTAL RETURN        French automaker Renault S.A. having
                                                                                             the honor of being the Fund's largest
From 5/5/93-6/30/98                                       As of 6/30/98                      single holding at 1.78%.

                              Lipper        Europe-       1 Year                13.76%       Q. WHAT IS YOUR OUTLOOK FOR THE FUND
       AIM International  International  Australia-Asia-                                     IN THE NEAR TERM?
          Equity Fund      Fund Index    Far East Index   5 Years               16.18        A. We are still very positive in
                         (In thousands)                                                      Europe, and very cautious on the Paci-
5/5/93      $10,000          $10,000        $10,000                                          fic Rim. Conditions worldwide remain
7/31/93       9,930           10,347         10,411       Inception (5/5/93)    15.40        very good for equities, although it is
10/31/93     11,240           11,535         11,064                                          unrealistic to expect continued equity
1/31/94      12,490           12,947         11,749                                          returns of 20% or more. Things may con-
4/30/94      11,930           12,376         11,695                                          tinue to worsen in Asia before those
7/31/94      12,040           12,538         11,913                                          markets experience a recovery, so we do
10/31/94     12,430           12,862         12,212                                          not anticipate our Asian weightings to
1/31/95      11,057           11,498         11,257                                          increase any time soon. In Europe,
4/30/95      12,099           12,231         12,383                                          though, we believe there will continue
7/31/95      13,382           13,080         12,779                                          to be faster earnings growth with
10/31/95     13,272           12,802         12,204                                          better valuations than in the United
1/31/96      14,066           13,625         13,112                                          States, because Europe's cash-to-price
4/30/96      15,100           14,350         13,837                                          earnings, price-to-book, price-to-divi-
7/31/96      14,738           13,979         13,269                                          dend, and P/E ratios are all lower than
10/31/96     15,481           14,421         13,522                                          in the U.S. The economic outlook in
1/31/97      16,434           15,256         13,403                                          Latin America seems positive as well,
4/30/97      16,475           15,682         13,754                                          although the markets there struggled
6/30/97      19,131           17,913         15,717                                          during the six-month reporting period.
10/31/97     17,390           16,346         14,187                                            The economic indicators in the U.S.
1/31/98      17,781           16,733         14,823                                          remain positive. Inflation is low and
4/30/98      20,443           19,059         16,400                                          the Federal Reserve Board has left in-
6/30/98      20,916           18,918         16,451                                          terest rates unchanged over a year.
                                                                                             This is good for markets around the
Past performance cannot guarantee comparable future results.                                 world as they often take their lead
                                                                                             from the U.S. It is important to note
The performance figures shown represent the AIM V.I. International Equity Fund and           that there have been some cautionary
are not intended to reflect actual annuity values, and do not reflect charges at the         signs, and we will be watching econo-
separate account level which, if applied, would lower the performance results. The           mic indicators closely in the coming
Fund's performance figures are historical and reflect reinvestment of all distributions      months. However, as long as we continue
and changes in the net asset value. The Fund's investment return and principal value         to see the combination of low infla-
will fluctuate so that Fund shares, when redeemed, may be worth more or less than their      tion and low interest rates around the
original cost. Source: Towers Data Systems HYPO/REGISTERED TRADEMARK/.                       globe, the short-term outlook for
  The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign           global equities should remain
securities. It is compiled by Morgan Stanley Capital International. Lipper Analytical        promising.
Services, Inc., is an independent mutual fund performance monitor. The unmanaged
Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
  An investment cannot be made in any index listed. Index results include reinvested dividends.
  International investing presents certain risks not associated with investing solely in the United States. These include, for instance, risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S.
companies.

102                                             AIM V.I. INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                                       MARKET
                                                            SHARES     VALUE
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS - 94.27%

ARGENTINA - 1.46%

Banco Rio de La Plata S.A. (Banks - Major Regional)           40,000 $  422,500
-------------------------------------------------------------------------------
Perez Companc S.A. - Class B (Oil & Gas - Refining &
 Marketing)                                                  136,442    685,039
-------------------------------------------------------------------------------
Telefonica de Argentina S.A. - ADR (Telephone)                32,900  1,067,194
-------------------------------------------------------------------------------
YPF Sociedad Anonima - ADR (Oil - International
 Integrated)                                                  50,400  1,515,150
-------------------------------------------------------------------------------
                                                                      3,689,883
-------------------------------------------------------------------------------

AUSTRALIA - 1.18%

AMP Ltd. (Insurance - Life/Health)(a)                        120,800  1,417,933
-------------------------------------------------------------------------------
Australia & New Zealand Banking Group Ltd. (Banks - Major
 Regional)                                                   168,700  1,167,151
-------------------------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)                               157,160    404,081
-------------------------------------------------------------------------------
                                                                      2,989,165
-------------------------------------------------------------------------------

AUSTRIA - 0.34%

OMV A.G. (Oil & Gas - Refining & Marketing)                    6,500    871,723
-------------------------------------------------------------------------------

BELGIUM - 1.69%

Barco Industries (Manufacturing - Diversified)                 4,000  1,118,581
-------------------------------------------------------------------------------
Colruyt N.V. (Retail - Food Chains)                            1,900  1,491,799
-------------------------------------------------------------------------------
UCB S.A. (Manufacturing - Diversified)                           320  1,661,092
-------------------------------------------------------------------------------
                                                                      4,271,472
-------------------------------------------------------------------------------

BRAZIL - 1.63%

Companhia Energetica de Minas Gerais (Electric Companies)     20,804    647,571
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras - Preferred (Oil &
 Gas - Exploration & Production)                               3,013    560,128
-------------------------------------------------------------------------------
Telecomunicacoes Brasileiras S.A. (Telecommunications -
  Cellular/Wireless)                                           7,177    570,908
-------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo S.A. - Rts., expiring
 07/02/98 (Telecommunications - Cellular/Wireless)(a)            258      4,135
-------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo S.A. - TELESP - Preferred
 (Telephone)                                                   5,500  1,293,502
-------------------------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro S.A.
 (Telecommunications - Cellular/Wireless)                      4,280    321,958
-------------------------------------------------------------------------------
Telerj Celular S.A. (Telecommunications -
 Cellular/Wireless)                                            4,280    254,569
-------------------------------------------------------------------------------
Telesp Celular S.A. (Telecommunications -
 Cellular/Wireless)(a)                                         5,500    456,530
-------------------------------------------------------------------------------
                                                                      4,109,301
-------------------------------------------------------------------------------

CANADA - 5.69%

ATI Technologies, Inc. (Computers - Hardware)(a)              43,100    565,467
-------------------------------------------------------------------------------
Bank of Montreal (Banks - Major Regional)                     35,000  1,927,195
-------------------------------------------------------------------------------

                                                                       MARKET
                                                              SHARES   VALUE
CANADA - (CONTINUED)

BCE Inc. (Telecommunications - Cellular/Wireless)             28,100 $1,191,010
-------------------------------------------------------------------------------
Bombardier Inc. (Aerospace/Defense)                           46,300  1,258,965
-------------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)                      9,000    478,125
-------------------------------------------------------------------------------
Geac Computer Corp. Ltd. (Services - Computer Systems)(a)     16,000    532,953
-------------------------------------------------------------------------------
Imasco Ltd. (Manufacturing - Diversified)                     62,600  1,155,358
-------------------------------------------------------------------------------
Mitel Corp. (Communications Equipment)(a)                     61,000    831,413
-------------------------------------------------------------------------------
Newcourt Credit Group, Inc. (Savings & Loan Companies)(a)     13,500    663,047
-------------------------------------------------------------------------------
Northern Telecom Ltd. - ADR (Communications Equipment)        22,217  1,260,814
-------------------------------------------------------------------------------
Royal Bank of Canada (Banks - Major Regional)                 32,500  1,955,236
-------------------------------------------------------------------------------
Suncor, Inc. (Oil - International Integrated)                 38,000  1,291,594
-------------------------------------------------------------------------------
Toronto-Dominion Bank (Banks - Regional)                      28,100  1,270,283
-------------------------------------------------------------------------------
                                                                     14,381,460
-------------------------------------------------------------------------------

CHILE - 0.21%

Cia. de Telecommunicaciones de Chile S.A. - ADR (Telephone)   25,500    517,969
-------------------------------------------------------------------------------

CROATIA - 0.23%

Pliva DD (Health Care - Drugs - Major Pharmaceutical)
 (Acquired 05/13/98 - 05/20/98; Cost $604,917)(b)             36,000    585,000
-------------------------------------------------------------------------------

DENMARK - 0.94%

Novo Nordisk A/S - Class B (Health Care - Drugs - Major
 Pharmaceutical)                                              17,200  2,373,968
-------------------------------------------------------------------------------

FINLAND - 1.29%

Nokia Oyj A.B. - Class A (Telecommunications -
  Cellular/Wireless)                                          44,000  3,251,498
-------------------------------------------------------------------------------

FRANCE - 16.55%

Accor S.A. (Lodging - Hotels)(a)                               5,500  1,539,581
-------------------------------------------------------------------------------
Alcatel Alsthom (Manufacturing - Diversified)                  8,000  1,629,250
-------------------------------------------------------------------------------
Altran Technologies, S.A. (Services - Commercial & Consumer)   3,900    885,880
-------------------------------------------------------------------------------
AXA S.A. (Insurance - Multi-Line)                             13,000  1,462,487
-------------------------------------------------------------------------------
Banque Nationale de Paris (Banks - Major Regional)            24,300  1,985,971
-------------------------------------------------------------------------------
Cap Gemini Sogeti S.A. (Computers - Software & Services)      20,800  3,269,088
-------------------------------------------------------------------------------
Danone (Foods)                                                 8,000  2,206,303
-------------------------------------------------------------------------------
Elf Aquitaine S.A. (Oil - International Integrated)            9,000  1,265,613
-------------------------------------------------------------------------------
Essilor International S.A. (Manufacturing - Specialized)       4,475  1,893,056
-------------------------------------------------------------------------------
Lafarge S.A. (Engineering & Construction)                     20,400  2,109,356
-------------------------------------------------------------------------------
Legrand S.A. (Housewares)                                      5,000  1,323,517
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                      MARKET
                                                          SHARES      VALUE
FRANCE - (CONTINUED)

Pinault-Printemps-Redoute S.A. (Retail - General
 Merchandise)                                                3,560 $  2,980,164
-------------------------------------------------------------------------------
Promodes (Retail - Food Chains)                              2,750    1,524,113
-------------------------------------------------------------------------------
PSA Peugeot Citreon (Automobiles)                            7,000    1,505,501
-------------------------------------------------------------------------------
Renault S.A. (Automobiles)(a)                               79,000    4,494,681
-------------------------------------------------------------------------------
Rexel S.A. (Distributors - Food & Health)                    3,400    1,450,112
-------------------------------------------------------------------------------
Schneider S.A. (Housewares)                                 26,000    2,073,720
-------------------------------------------------------------------------------
Societe BIC S.A. (Office Equipment & Supplies)              10,250    1,253,164
-------------------------------------------------------------------------------
Societe Generale (Banks - Major Regional)                    8,100    1,684,457
-------------------------------------------------------------------------------
Sodexho Alliance S.A. (Services - Commercial &
 Consumer)                                                   2,800      529,473
-------------------------------------------------------------------------------
Suez Lyonnaise des Eaux (Manufacturing - Diversified)       11,600    1,909,504
-------------------------------------------------------------------------------
Total S.A. - Class B (Oil & Gas - Refining & Marketing)     10,300    1,339,366
-------------------------------------------------------------------------------
Valeo S.A. (Auto Parts & Equipment)                         15,000    1,533,625
-------------------------------------------------------------------------------
                                                                     41,847,982
-------------------------------------------------------------------------------

GERMANY - 9.09%

Adidas A.G. (Footwear)                                      14,100    2,459,075
-------------------------------------------------------------------------------
Allianz A.G. (Insurance - Multi-Line)                        4,300    1,434,288
-------------------------------------------------------------------------------
Bayerische Vereinsbank A.G. (Banks - Major Regional)        27,000    2,290,800
-------------------------------------------------------------------------------
BHF - Bank A.G. (Banks - Major Regional)                    15,000      571,452
-------------------------------------------------------------------------------
Continental A.G. (Auto Parts & Equipment)                   38,800    1,219,964
-------------------------------------------------------------------------------
Dresdner Bank A.G. (Banks - Major Regional)                 24,000    1,297,621
-------------------------------------------------------------------------------
Henkel KGaA (Chemicals - Diversified)                       24,700    2,444,934
-------------------------------------------------------------------------------
Karstadt A.G. (Retail - Department Stores)                   5,000    2,433,039
-------------------------------------------------------------------------------
Linde A.G. (Machinery - Diversified)                         1,600    1,100,205
-------------------------------------------------------------------------------
Mannesmann A.G. (Machinery - Diversified)                   19,500    2,005,906
-------------------------------------------------------------------------------
Porsche A.G. (Automobiles)                                     300      865,081
-------------------------------------------------------------------------------
SAP A.G. (Computers - Software & Services)                   2,650    1,609,133
-------------------------------------------------------------------------------
VEBA A.G. (Manufactuing - Diversified)                       5,000      336,466
-------------------------------------------------------------------------------
Volkswagen A.G. (Automobiles)                                3,000    2,899,684
-------------------------------------------------------------------------------
                                                                     22,967,648
-------------------------------------------------------------------------------

HONG KONG - 1.67%

Cosco Pacific Ltd. (Financial - Diversified)               962,000      344,591
-------------------------------------------------------------------------------
Hong Kong & China Gas Co. Ltd. (Natural Gas)               966,187    1,097,515
-------------------------------------------------------------------------------
Hong Kong & China Gas Co. Ltd. - Wts., expiring
 09/30/99 (Natural Gas)(a)                                  43,917        3,005
-------------------------------------------------------------------------------
HSBC Holdings PLC (Banks - Major Regional)                  48,000    1,174,132
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail - Food Chains)              242,000    1,277,630
-------------------------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)                                  460,000      317,671
-------------------------------------------------------------------------------
                                                                      4,214,544
-------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES     VALUE
INDONESIA - 0.41%

Gulf Indonesia Resources Ltd. (Oil - International
 Integrated)(a)                                             90,400 $  1,039,600
-------------------------------------------------------------------------------

IRELAND - 1.24%

Allied Irish Banks PLC (Banks - Regional)                   90,000    1,302,895
-------------------------------------------------------------------------------
Bank of Ireland (Banks - Major Regional)                    38,500      789,874
-------------------------------------------------------------------------------
Elan Corp. PLC - ADR (Health Care - Drugs - Generic &
 Other)(a)                                                  16,000    1,029,000
-------------------------------------------------------------------------------
                                                                      3,121,769
-------------------------------------------------------------------------------

ITALY - 6.00%

Assicurazioni Generali (Insurance - Multi - Line)           49,100    1,589,798
-------------------------------------------------------------------------------
Banca Commerciale Italiana (Banks - Major Regional)        209,300    1,253,503
-------------------------------------------------------------------------------
Banca di Roma (Banks - Major Regional)(a)                  645,000    1,304,339
-------------------------------------------------------------------------------
Credito Italiano S.p.A. (Banks - Major Regional)           225,000    1,169,987
-------------------------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A. (Oil & Gas - Refining &
 Marketing)                                                201,000    1,310,021
-------------------------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A. (Banks - Major
 Regional)                                                  81,000    1,275,987
-------------------------------------------------------------------------------
Pirelli S.p.A. (Electrical Equipment)                      522,442    1,627,826
-------------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Telecommunications -
  Cellular/Wireless)                                       485,000    2,960,636
-------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)                          365,000    2,667,936
-------------------------------------------------------------------------------
                                                                     15,160,033
-------------------------------------------------------------------------------

JAPAN - 6.23%

Advantest Corp. (Electronics - Instrumentation)             20,630    1,114,570
-------------------------------------------------------------------------------
Bridgestone Corp. (Auto Parts & Equipment)                  47,000    1,116,454
-------------------------------------------------------------------------------
Canon, Inc. (Office Equipment & Supplies)                   40,000      912,515
-------------------------------------------------------------------------------
Fuji Photo Film Co. (Photography/Imaging)                   26,000      909,473
-------------------------------------------------------------------------------
Hitachi Cable, Ltd. (Metal Fabricators)                    124,000      599,884
-------------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobiles)                         37,000    1,323,725
-------------------------------------------------------------------------------
Ibiden Co., Ltd. (Electronics - Component Distributors)     62,000      859,864
-------------------------------------------------------------------------------
Minebea Co. Ltd. (Electronics - Component
 Distributors)(a)                                           79,000      790,114
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (Telephone)               1,500    1,249,276
-------------------------------------------------------------------------------
Nippon Television Network Corp. (Broadcasting -
  Television, Radio & Cable)                                 2,690      783,155
-------------------------------------------------------------------------------
NTT Data Communications Systems Co. (Computers - Software
 & Services)                                                   140      507,966
-------------------------------------------------------------------------------
Rohm Co. (Electronics - Component Distributors)             10,000    1,032,010
-------------------------------------------------------------------------------
SMC Corp. (Machinery - Diversified)                         10,200      779,331
-------------------------------------------------------------------------------
Sony Corp. (Electronics - Component Distributors)           23,000    1,990,513
-------------------------------------------------------------------------------
TDK Corp. (Electrical Equipment)                            24,000    1,781,576
-------------------------------------------------------------------------------
                                                                     15,750,426
-------------------------------------------------------------------------------

MEXICO - 1.66%

Coca-Cola Femsa S.A. - ADR (Beverages - Non-Alcoholic)      39,800      691,525
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND
104

                                                                      MARKET
                                                           SHARES     VALUE
MEXICO - (CONTINUED)

Fomento Economico Mexicano, S.A. de C.V. - Class B
 (Beverages - Alcoholic)(a)                                 23,820 $    750,330
-------------------------------------------------------------------------------
Grupo Televisa S.A. - GDR (Entertainment)(a)                24,700      929,337
-------------------------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V. - Class A (Paper &
 Forest Products)                                          227,000      802,410
-------------------------------------------------------------------------------
Panamerican Beverages, Inc. - Class A (Beverages - Non-
 Alcoholic)                                                 28,100      883,394
-------------------------------------------------------------------------------
TV Azteca, S.A. de C.V. - ADR (Broadcasting - Television,
 Radio & Cable)                                             13,400      144,888
-------------------------------------------------------------------------------
                                                                      4,201,884
-------------------------------------------------------------------------------

NETHERLANDS - 5.66%

CMG PLC (Computers - Software & Services)                   70,800    2,183,605
-------------------------------------------------------------------------------
Getronics N.V. (Computers - Software & Services)            42,500    2,205,539
-------------------------------------------------------------------------------
IHC Caland N.V. (Manufacturing - Specialized)                6,150      346,381
-------------------------------------------------------------------------------
Koninklijke Ahold N.V. (Retail - Food Chains)               60,000    1,927,249
-------------------------------------------------------------------------------
Koninklijke Numico N.V. (Foods)                             15,000      470,007
-------------------------------------------------------------------------------
Philips Electronics N.V. (Household Furniture &
 Appliances)                                                21,000    1,766,399
-------------------------------------------------------------------------------
Randstad Holdings N.V. (Services - Commercial & Consumer)   13,000      783,344
-------------------------------------------------------------------------------
Vedior N.V. (Business Services)(a)                          20,229      572,169
-------------------------------------------------------------------------------
Vendex International N.V. (Retail - General Merchandise)    20,500      771,415
-------------------------------------------------------------------------------
VNU-Verenigde Nederlandse Uitgeversbedrijven Verenigd
 Bezit (Publishing)                                         90,100    3,275,235
-------------------------------------------------------------------------------
                                                                     14,301,343
-------------------------------------------------------------------------------

NORWAY - 0.74%

Merkantildata ASA (Services - Commercial & Consumer)        44,000      556,889
-------------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil - International
 Integrated)(a)                                             42,000    1,309,760
-------------------------------------------------------------------------------
                                                                      1,866,649
-------------------------------------------------------------------------------

PHILIPPINES - 0.25%

Philippine Long Distance Telephone Co. (Telephone)          16,660      379,544
-------------------------------------------------------------------------------
Philippine Long Distance Telephone Co. - ADR (Telephone)    11,600      262,450
-------------------------------------------------------------------------------
                                                                        641,994
-------------------------------------------------------------------------------

PORTUGAL - 2.67%

Banco Comercial Portugues, S.A. (Banks - Major Regional)    66,200    1,880,926
-------------------------------------------------------------------------------
Cimpor-Cimentos de Portugal S.A. (Construction - Cement &
 Aggregates)                                                20,000      703,142
-------------------------------------------------------------------------------
Electricidade de Portugal, S.A. - ADR (Electric
 Companies)(a)                                              13,800      635,663
-------------------------------------------------------------------------------
Portugal Telecom S.A. (Telephone)                           50,000    2,651,679
-------------------------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
 (Telecommunications - Cellular/Wireless)(a)                 5,000      888,407
-------------------------------------------------------------------------------
                                                                      6,759,817
-------------------------------------------------------------------------------

                                                                      MARKET
                                                           SHARES     VALUE


SPAIN - 3.27%

Banco Bilbao Vizcaya, S.A. (Banks - Major Regional)         42,900 $  2,201,650
-------------------------------------------------------------------------------
Corp. Financiera Reunida, S.A. (Investment Management)(a)   49,400      745,752
-------------------------------------------------------------------------------
Endesa S.A. (Electric Companies)                            49,200    1,076,400
-------------------------------------------------------------------------------
Iberdrola S.A. (Electric Companies)                        102,000    1,656,211
-------------------------------------------------------------------------------
Telefonica de Espana (Telephone)                            56,000    2,589,110
-------------------------------------------------------------------------------
                                                                      8,269,123
-------------------------------------------------------------------------------

SWEDEN - 1.71%

Hennes & Mauritz A.B. - Class B (Retail - Specialty -
  Apparel)                                                  21,494    1,371,843
-------------------------------------------------------------------------------
Sparbanken Sverige A.B. - Class A (Banks - Major
 Regional)                                                  52,000    1,564,890
-------------------------------------------------------------------------------
Svenska Handelsbanken - Class A (Banks - Major Regional)    14,591      676,949
-------------------------------------------------------------------------------
WM-Data A.B. (Computers - Software & Services)              20,500      712,038
-------------------------------------------------------------------------------
                                                                      4,325,720
-------------------------------------------------------------------------------

SWITZERLAND - 6.30%

Clariant A.G. (Chemicals - Specialty)                        3,800    2,506,239
-------------------------------------------------------------------------------
Credit Suisse Group (Banks - Major Regional)                11,400    2,540,107
-------------------------------------------------------------------------------
Holderbank Financiere Glarus A.G. - Class B
 (Construction - Cement & Aggregates)                        1,150    1,465,307
-------------------------------------------------------------------------------
Julius Baer Holding A.G. (Banks - Major Regional)(a)           230      720,506
-------------------------------------------------------------------------------
Nestle S.A. (Foods)                                          1,400    3,000,198
-------------------------------------------------------------------------------
Rieter Holdings Ltd. (Machinery - Diversified)               2,100    1,455,734
-------------------------------------------------------------------------------
UBS AG - Registered (Banks - Major Regional)(a)              7,108    2,646,521
-------------------------------------------------------------------------------
Zurich Versicherungs-Gesellschaft (Insurance - Multi-
 Line)                                                       2,500    1,597,676
-------------------------------------------------------------------------------
                                                                     15,932,288
-------------------------------------------------------------------------------

TAIWAN - 0.08%

Taiwan Semiconductor Manufacturing Co. - ADR
 (Electronics - Semiconductors)(a)                          12,000      202,500
-------------------------------------------------------------------------------

UNITED KINGDOM - 16.08%

Airtours PLC (Services - Commercial & Consumer)            135,450    1,016,070
-------------------------------------------------------------------------------
Bodycote International PLC (Chemicals - Specialty)          40,500      717,232
-------------------------------------------------------------------------------
Boots Co., PLC (Retail - Drug Stores)                       75,000    1,244,254
-------------------------------------------------------------------------------
British Aerospace PLC (Aerospace/Defense)                  168,000    1,288,310
-------------------------------------------------------------------------------
British Petroleum Co. PLC (Oil & Gas - Refining &
 Marketing)                                                 40,400      589,917
-------------------------------------------------------------------------------
Cable & Wireless PLC (Telecommunications -
 Cellular/Wireless)                                        165,000    2,006,845
-------------------------------------------------------------------------------
Compass Group PLC (Services - Commercial & Consumer)       156,000    1,795,735
-------------------------------------------------------------------------------
EMAP PLC (Publishing)                                       94,000    1,903,395
-------------------------------------------------------------------------------
General Electric Co. PLC (Manufacturing - Diversified)     168,100    1,450,563
-------------------------------------------------------------------------------
GKN PLC (Manufacturing - Diversified)                      100,000    1,275,579
-------------------------------------------------------------------------------
Granada Group PLC (Leisure Time - Products)                 43,000      791,678
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                      MARKET
                                                         SHARES       VALUE
UNITED KINGDOM - (CONTINUED)

Hays PLC (Services - Commercial & Consumer)                104,000 $  1,746,216
--------------------------------------------------------------------------------
Kingfisher PLC (Retail - Department Stores)                 94,000    1,515,492
--------------------------------------------------------------------------------
Ladbroke Group PLC (Leisure Time - Products)               234,000    1,286,205
--------------------------------------------------------------------------------
Lloyds TSB Group PLC (Banks - Major Regional)               57,000      798,503
--------------------------------------------------------------------------------
Misys PLC (Services - Commercial & Consumer)                38,000    2,161,719
--------------------------------------------------------------------------------
Pearson PLC (Specialty Printing)                            95,000    1,742,707
--------------------------------------------------------------------------------
Provident Financial PLC (Consumer Finance)                  89,544    1,406,249
--------------------------------------------------------------------------------
Railtrack Group PLC (Shipping)                             146,144    3,586,751
--------------------------------------------------------------------------------
Rentokil Initial PLC (Services - Commercial &
 Consumer)                                                 274,000    1,972,996
--------------------------------------------------------------------------------
Royal & Sun Alliance Insurance Group PLC (Insurance -
 Multi-Line)                                               133,000    1,376,548
--------------------------------------------------------------------------------
Sage Group PLC (The) (Computers - Software & Services)      22,100      625,238
--------------------------------------------------------------------------------
SEMA Group PLC (Services - Commercial & Consumer)           68,000      800,934
--------------------------------------------------------------------------------
Smiths Industries PLC (Machinery - Diversified)             26,000      360,537
--------------------------------------------------------------------------------
Stagecoach Holdings PLC (Shipping)                          16,350      348,278
--------------------------------------------------------------------------------
Thomson Travel Group PLC (Travel Services)(a)              225,900      705,759
--------------------------------------------------------------------------------
Unilever PLC (Foods)                                       208,000    2,217,086
--------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications -
 Cellular/Wireless)                                        185,000    2,350,550
--------------------------------------------------------------------------------
WPP Group PLC (Services - Advertising/Marketing)           240,000    1,574,801
--------------------------------------------------------------------------------
                                                                     40,656,147
--------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $165,355,369)                                                    238,300,906
--------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                            AMOUNT
FOREIGN CONVERTIBLE BONDS - 0.57%

FRANCE - 0.57%

AXA-UAP (Insurance - Multi-Line), Conv. Sr. Deb.,
 4.50%, 01/01/99(c) (Cost $854,817)               FRF    3,307,500 $  1,452,044
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 6.45%(d)

Dean Witter Reynolds Inc., 6.10%, 07/01/98(e)
 (Cost $16,297,113)                                    $16,297,113   16,297,113
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.29%                                         256,050,063
--------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (1.29%)                              (3,258,317)
--------------------------------------------------------------------------------
NET ASSETS - 100.00%                                               $252,791,746
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value at 06/30/98 represented 0.23% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Collateral on repurchase aggreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
FRF   - French Franc
GDR.  - Global Depositary Receipt
Sr.   - Senior

See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND
106

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost $182,507,299)          $256,050,063
----------------------------------------------------------------------
Foreign currencies, at value (cost $1,507,064)               1,525,070
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            120,749
----------------------------------------------------------------------
 Investments sold                                              805,936
----------------------------------------------------------------------
 Dividends and interest                                        619,439
----------------------------------------------------------------------
Investment for deferred compensation plan                       18,856
----------------------------------------------------------------------
  Total assets                                             259,140,113
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                       13,600
----------------------------------------------------------------------
 Investments purchased                                       6,121,937
----------------------------------------------------------------------
 Deferred compensation plan                                     18,856
----------------------------------------------------------------------
Accrued advisory fees                                          153,352
----------------------------------------------------------------------
Accrued administrative services fees                             8,286
----------------------------------------------------------------------
Accrued directors' fees                                          2,114
----------------------------------------------------------------------
Accrued operating expenses                                      30,222
----------------------------------------------------------------------
  Total liabilities                                          6,348,367
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $252,791,746
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                12,421,555
======================================================================
Net asset value, offering and redemption price per share        $20.35
======================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $311,053 foreign withholding tax)             $ 2,149,303
----------------------------------------------------------------------------
Interest                                                            445,443
----------------------------------------------------------------------------
  Total investment income                                         2,594,746
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       861,655
----------------------------------------------------------------------------
Administrative services fees                                          8,287
----------------------------------------------------------------------------
Custodian fees                                                      110,060
----------------------------------------------------------------------------
Directors' fees and expenses                                          3,173
----------------------------------------------------------------------------
Organizational costs                                                    964
----------------------------------------------------------------------------
Other                                                                66,295
----------------------------------------------------------------------------
  Total expenses                                                  1,050,434
----------------------------------------------------------------------------
Less: Expenses paid indirectly                                       (1,513)
----------------------------------------------------------------------------
  Net expenses                                                    1,048,921
----------------------------------------------------------------------------
Net investment income                                             1,545,825
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES:

Net realized gain (loss) from:

 Investment securities                                            4,245,320
----------------------------------------------------------------------------
 Foreign currencies                                                (211,491)
----------------------------------------------------------------------------
                                                                  4,033,829
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
 Investment securities                                           33,321,825
----------------------------------------------------------------------------
 Foreign currencies                                                 (14,445)
----------------------------------------------------------------------------
                                                                 33,307,380
----------------------------------------------------------------------------
 Net gain from investment securities and foreign currencies      37,341,209
----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $38,887,034
============================================================================

See Notes to Financial Statements.

                       AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                        JUNE 30,   DECEMBER 31,
                                                          1998         1997
                                                      ------------ ------------
OPERATIONS:

 Net investment income                                $  1,545,825 $  1,372,766
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities
  and foreign currencies                                 4,033,829     (743,433)
--------------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities and foreign currencies                     33,307,380   11,878,346
--------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                           38,887,034   12,507,679
--------------------------------------------------------------------------------
Dividends to shareholders from net investment income            --     (955,397)
--------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                                          --   (3,362,028)
--------------------------------------------------------------------------------
Net increase from capital stock transactions             2,882,127   37,094,253
--------------------------------------------------------------------------------
  Net increase in net assets                            41,769,161   45,284,507
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                   211,022,585  165,738,078
--------------------------------------------------------------------------------
 End of period                                        $252,791,746 $211,022,585
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)           $173,165,191 $170,283,064
--------------------------------------------------------------------------------
 Undistributed net investment income                     2,680,679    1,134,854
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities and foreign currencies           3,453,049     (580,780)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                                73,492,827   40,185,447
--------------------------------------------------------------------------------
                                                      $252,791,746 $211,022,585
================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM V.I. International Equity Fund (the "Fund"). The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's

                      AIM V.I. INTERNATIONAL EQUITY FUND
108
   officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $8,287 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,158 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $1,513 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,513 during the six months ended June 30, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998 was $75,292,854 and $73,236,498, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $78,216,450
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,673,686)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $73,542,764
==========================================================================

 Investments have the same cost for tax and financial statement purposes.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                JUNE 30, 1998           DECEMBER 31, 1997
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        1,107,484  $ 21,680,487   2,963,552  $ 50,938,182
------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                     --            --     257,449     4,317,425
------------------------------------------------------------------------------
Reacquired                 (1,005,485)  (18,798,360) (1,031,143)  (18,161,354)
------------------------------------------------------------------------------
                              101,999  $  2,882,127   2,189,858  $ 37,094,253
==============================================================================

                      AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                             DECEMBER 31,                JANUARY 31,
                          JUNE 30,     ---------------------------     -------------------
                            1998         1997      1996     1995        1995        1994
                          --------     --------  --------  -------     -------     -------
Net asset value,
 beginning of period      $  17.13     $  16.36  $  13.66  $ 11.03     $ 12.49     $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.12         0.10      0.07     0.07        0.06          --
--------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                3.10         1.03      2.67     2.58       (1.49)       2.49
--------------------------------------------------------------------------------------------------
   Total from investment
    operations                3.22         1.13      2.74     2.65       (1.43)       2.49
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --        (0.08)    (0.04)   (0.02)      (0.03)         --
--------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains               --        (0.28)       --       --          --          --
--------------------------------------------------------------------------------------------------
   Total distributions          --        (0.36)    (0.04)   (0.02)      (0.03)         --
--------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  20.35     $  17.13  $  16.36  $ 13.66     $ 11.03     $ 12.49
==================================================================================================
Total return(a)              18.80%        6.94%    20.05%   24.04%     (11.48)%     24.90%
==================================================================================================

Ratios/supplemental
 data:

Net assets, end of
 period (000s omitted)    $252,792     $211,023  $165,738  $82,257     $55,019     $23,533
==================================================================================================
Ratio of expenses to
 average net assets           0.91%(b)     0.93%     0.96%    1.15%(c)    1.27%(d)    1.98%(c)(d)
==================================================================================================
Ratio of net investment
 income to average net
 assets                       1.35%(b)     0.68%     0.78%    0.75%(c)    0.60%(e)   (0.15)%(c)(e)
==================================================================================================
Portfolio turnover rate         34%          57%       59%      67%         64%         26%
==================================================================================================
Average brokerage
 commission rate paid(f)  $ 0.0228     $ 0.0173  $ 0.0209      N/A         N/A         N/A
==================================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $231,678,745.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.28% and 3.06% (annualized), for January 1995 and 1994 respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.59% and (1.23)% (annualized), for January 1995 and 1994 respectively.
(f) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


                       AIM V.I. INTERNATIONAL EQUITY FUND
110

The Managers' Overview

MONEY MARKET FUND
OFFERS COMPETITIVE YIELD
IN UNCERTAIN MARKETS

A roundtable discussion with the Fund management team for AIM V.I. Money Market
Fund for the six months ended June 30, 1998.
--------------------------------------------------------------------------------
Q.  WHAT WERE MARKET CONDITIONS              Asia situation continued to unfold, the
LIKE DURING THE REPORTING PERIOD?            Fed remained hesitant to raise rates.  As a              -----------------
A.  The fixed-income markets continued       result, the Federal Funds target remained
to be buffeted by overseas turmoil during    at 5.5% throughout the reporting period.                    Fueled by
the first half of 1998, the period covered
by this report.  Early in January, the mar-  Q.  HOW DID YOU MANAGE THE FUND                       low interest rates and
ket was expecting an imminent reduction      IN THIS ENVIRONMENT?
in rates by the Federal Reserve Board (the   A.  In light of the continued asset volatility    strong stock and labor markets,
Fed) to counteract the negative effects      and uncertainty in the markets, the Fund
from the Asian economic crises.  However,    maintained a weighted average maturity              the U.S. economy continued
as it became apparent that the U.S.          (WAM) in the 13- to 29-day range. As of
economy was going to shrug off the Asian     June 30, the WAM stood at 21 days. This               its solid growth in the
influence and continue its strong growth,    strategy produced competitive yields. At
interest rates rose. The one-year Treasury   the end of the reporting period, the seven-           first quarter of 1998.
bill, whose yield had dropped as low as      day yield for the Fund was 5.12%.
5.10% in January, backed up to the 5.45%                                                              ----------------
area by late February.                       Q. WHAT IS YOUR MARKET OUTLOOK?
  Fueled by low interest rates and strong    A. As the third quarter opened, most
stock and labor markets, the U.S.            market participants were expecting the
economy continued its solid growth in the    Fed to remain on the sidelines for the        AIM V.I. Money Market Fund seeks
first quarter of 1998, rising at a 5.4%      foreseeable future, though opinion re-        to provide as high a level of current
annual rate.  Despite this rapid growth,     mained divided about its next move.  Some     income as possible consistent with
inflation remained contained, the annual-    were concerned that strong U.S. growth        preservation of capital and liquidity by
ized rate running between 1% and 2%.         would generate inflationary pressures,        investing in high-quality money market
During the 12 months ended May 31, the       leading to a tighter Fed policy.  Others      instruments including commercial
Consumer Price Index rose 1.7%.  As the      remained concerned that Asia's dampen-        paper, repurchase agreements, and U.S.
second quarter came to a close, it           ing effects on the U.S. would eventually      Treasury and U.S. government agency
appeared that the economy was finally        encourage the Fed to lower rates.  With       securities.  An investment in the Fund is
slowing in response to the Asian influence   the flat yield curve and all the uncertainty  neither insured nor guaranteed by the
and the strike at General Motors.            about the future direction of rates and       U.S. government, and there can be no
  During this reporting period the Fed       where the stock market is headed, Fund        assurance that the Fund will be able to
remained on watch for signs of incipient     managers will continue to maintain the WAM    maintain a stable net asset value of
inflation, which never appeared.  As the     toward the shorter end of the spectrum.       $1.00 per share.

                          AIM V.I. MONEY MARKET FUND                         111

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                            PAR
                                                           (000)     VALUE
COMMERCIAL PAPER - 53.37%(a)

ASSET-BACKED SECURITIES - COMMERCIAL LOANS/LEASES - 4.62%

Centric Capital Corp.
 5.50%, 07/17/98                                           $  750 $   748,166
-----------------------------------------------------------------------------
 5.50%, 08/14/98                                            1,000     993,278
-----------------------------------------------------------------------------
 5.52%, 10/02/98                                            1,000     985,740
-----------------------------------------------------------------------------
                                                                    2,727,184
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - MULTI PURPOSE - 23.77%

Clipper Receivables Corp.
 5.59%, 08/10/98                                            3,000   2,981,367
-----------------------------------------------------------------------------
Edison Asset Securitization, LLC
 5.58%, 08/04/98                                            1,400   1,392,622
-----------------------------------------------------------------------------
Falcon Asset Securitization Corp.
 5.53%, 07/16/98                                            2,210   2,204,908
-----------------------------------------------------------------------------
Monte Rosa Capital Corp.
 5.60%, 08/14/98                                            3,000   2,979,466
-----------------------------------------------------------------------------
Receivables Capital Corp.
 5.53%, 07/06/98                                            1,000     999,232
-----------------------------------------------------------------------------
 5.51%, 07/07/98                                              468     467,570
-----------------------------------------------------------------------------
Sheffield Receivables Corp.
 5.56%, 07/08/98                                            3,000   2,996,757
-----------------------------------------------------------------------------
                                                                   14,021,922
-----------------------------------------------------------------------------

BEVERAGES - 5.05%

Diageo Capital PLC
 5.50%, 07/31/98                                            1,000     995,416
-----------------------------------------------------------------------------
 5.48%, 08/31/98                                            2,000   1,981,429
-----------------------------------------------------------------------------
                                                                    2,976,845
-----------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES - 1.68%

First Data Corp.
 5.52%, 08/18/98                                            1,000     992,640
-----------------------------------------------------------------------------

DRUGS - 5.07%

Novartis Finance Corp.
 5.50%, 07/17/98                                            3,000   2,992,667
-----------------------------------------------------------------------------

FINANCE (BUSINESS CREDIT) - 5.06%

National Rural Utilities Cooperative Finance Corp.
 5.50%, 08/07/98                                            3,000   2,983,042
-----------------------------------------------------------------------------

MACHINERY - 1.74%

Dover Corp.
 5.59%, 08/18/98                                            1,034   1,026,293
-----------------------------------------------------------------------------

METAL MINING - 4.69%

RTZ America, Inc.
 5.54%, 08/18/98                                            1,000     992,613
-----------------------------------------------------------------------------
 5.46%, 09/04/98                                            1,000     990,142
-----------------------------------------------------------------------------
 5.50%, 11/04/98                                              800     784,600
-----------------------------------------------------------------------------
                                                                    2,767,355
-----------------------------------------------------------------------------

                                                       PAR
                                                      (000)     VALUE
OIL & GAS (INTEGRATED) - 1.69%

Shell Martinez Refining Co.
 5.60%, 07/14/98(b)                                   $1,000 $ 1,000,000
---------------------------------------------------------------------------
  Total Commercial Paper                                      31,487,948
---------------------------------------------------------------------------

MASTER NOTE AGREEMENTS - 17.80%(c)

Citicorp Securities, Inc.
 6.75%, 01/25/99(d)                                    2,000   2,000,000
---------------------------------------------------------------------------
The Goldman Sachs Group, L.P.
 5.6523%, 10/19/98(e)                                  2,500   2,500,000
---------------------------------------------------------------------------
Merrill Lynch Mortgage Capital Inc.
 6.80%, 08/17/98(f)                                    3,000   3,000,000
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
 6.60%, 11/23/98(g)                                    3,000   3,000,000
---------------------------------------------------------------------------
  Total Master Note Agreements                                10,500,000
---------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES - 4.24%

Federal National Mortgage Association
 5.261%, 06/02/99(h)                                   2,000   2,000,000
---------------------------------------------------------------------------
Student Loan Marketing Association
 5.321%, 08/20/98(h)                                     500     499,996
---------------------------------------------------------------------------
  Total U.S. Government Agency Securities                      2,499,996
---------------------------------------------------------------------------
  Total Investments, excluding Repurchase Agreements          44,487,944
---------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 25.06%(i)

BZW Securities Inc.
 6.10%, 07/01/98(j)                                    2,900   2,900,000
---------------------------------------------------------------------------
Dresdner Kleinwort Benson North America LLC
 5.85%, 07/01/98(k)                                    1,087   1,087,171
---------------------------------------------------------------------------
Greenwich Capital Markets, Inc.
 6.00%, 07/01/98(l)                                    2,900   2,900,000
---------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc.
 6.125%(m)                                             5,000   5,000,000
---------------------------------------------------------------------------
UBS Securities LLC
 6.25%, 07/01/98(n)                                    2,900   2,900,000
---------------------------------------------------------------------------
  Total Repurchase Agreements                                 14,787,171
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.47%                                   59,275,115(o)
---------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.47)%                         (276,458)
---------------------------------------------------------------------------
NET ASSETS - 100.00%                                         $58,998,657
===========================================================================

                           AIM V.I. MONEY MARKET FUND
112

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Fund to receive interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Interest rates are redetermined periodically. Rates shown are the rates in effect on 06/30/98.
(c) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain nonregistered investment companies managed by the investment advisor or its affiliates.
(d) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon three business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/98.
(e) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven days' prior notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/98.
(f) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 2 business days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/98.
(g) Master Note Purchase Agreement may be terminated by any party upon three business days' prior written notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/98.
(h) Interest rates are redetermined weekly. Rate shown is the rate in effect on 06/30/98.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 % of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 06/30/98 with a maturing value of $300,050,833. Collateralized by $301,403,000 U.S. Government obligations, 0% to 6.70% due 08/20/98 to 05/06/08 with an aggregate market value at 06/30/98 of $306,002,831.
(k) Joint repurchase agreement entered into 06/30/98 with a maturing value of $70,011,375. Collateralized by $71,382,000 U.S. Government obligations, 0% to 6.30% due 07/02/98 to 12/03/01 with an aggregate market value at 06/30/98 of $71,404,458.
(l) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,333. Collateralized by $205,565,153 U.S. Government obligations, 6.00% to 12.25% due 09/01/01 to 06/01/28 with an aggregate market value at 06/30/98 of $204,004,737.
(m) Open repurchase agreement entered into 06/30/98. Collateralized by $622,412,000 U.S. Government obligations, 0% to 9.65% due 09/18/98 to 12/15/43 with an aggregate market value at 06/30/98 of $612,000,396.
(n) Joint repurchase agreement entered into 06/30/98 with a maturing value of $500,086,806. Collateralized by $585,571,930 U.S. Government obligations, 0% to 11% due 06/22/00 to 02/01/28 with an aggregate market value at 06/30/98 of $510,079,125.
(o) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements, at
 value (amortized cost)                                   $ 44,487,944
----------------------------------------------------------------------
Repurchase agreements                                       14,787,171
----------------------------------------------------------------------
Interest receivable                                             81,820
----------------------------------------------------------------------
Investment for deferred compensation plan                       18,306
----------------------------------------------------------------------
Other assets                                                       290
----------------------------------------------------------------------
    Total assets                                            59,375,531
----------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                     324,007
----------------------------------------------------------------------
  Deferred compensation plan                                    18,306
----------------------------------------------------------------------
Accrued advisory fees                                           20,869
----------------------------------------------------------------------
Accrued administrative services fees                             2,942
----------------------------------------------------------------------
Accrued directors' fees                                          1,983
----------------------------------------------------------------------
Accrued operating expenses                                       8,767
----------------------------------------------------------------------
    Total liabilities                                          376,874
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 58,998,657
======================================================================
CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:
  Authorized                                               250,000,000
----------------------------------------------------------------------
  Outstanding                                               58,998,600
======================================================================
Net asset value, offering and redemption price per share  $       1.00
======================================================================



STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Interest                                              $1,655,675
----------------------------------------------------------------

EXPENSES:

Advisory fees                                            117,321
----------------------------------------------------------------
Administrative services fees                              17,652
----------------------------------------------------------------
Custodian fees                                            10,845
----------------------------------------------------------------
Directors' fees and expenses                               4,367
----------------------------------------------------------------
Legal fees                                                 9,235
----------------------------------------------------------------
Organizational costs                                         964
----------------------------------------------------------------
Other                                                     10,018
----------------------------------------------------------------
   Total expenses                                        170,402
----------------------------------------------------------------
Net investment income                                  1,485,273
----------------------------------------------------------------
Net increase in net assets resulting from operations  $1,485,273
================================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND
114

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                   JUNE 30,    DECEMBER 31,
                                                     1998          1997
                                                  -----------  ------------
OPERATIONS:

  Net investment income                           $ 1,485,273  $ 3,190,054
---------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      1,485,273    3,190,054
---------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                            (1,485,273)  (3,190,054)
---------------------------------------------------------------------------
Net increase (decrease) from capital stock
 transactions                                         364,036   (4,894,872)
---------------------------------------------------------------------------
   Net increase (decrease) in net assets              364,036   (4,894,872)
---------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                              58,634,621   63,529,493
---------------------------------------------------------------------------
  End of period                                   $58,998,657  $58,634,621
===========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)      $58,998,600  $58,634,564
---------------------------------------------------------------------------
  Undistributed net realized gain from investment
   securities                                              57           57
---------------------------------------------------------------------------
                                                  $58,998,657  $58,634,621
===========================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Money Market Fund (the "Fund"). The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Distributions to shareholders are declared and paid daily.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $846 which expires, if not previously utilized, in the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% of the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.

                          AIM V.I. MONEY MARKET FUND
                                                                            115

 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $17,652 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,349 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - CAPITAL STOCK
 Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                             JUNE 30, 1998            DECEMBER 31, 1997
                        -------------------------  -------------------------
                          SHARES        AMOUNT       SHARES        AMOUNT
                        -----------  ------------  -----------  ------------
Sold                     44,191,285  $ 44,191,285   88,948,357  $ 88,948,357
----------------------  -----------  ------------  -----------  ------------
Issued as reinvestment
 of distributions         1,485,273     1,485,273    3,190,054     3,190,054
----------------------  -----------  ------------  -----------  ------------
Reacquired              (45,312,522)  (45,312,522) (97,033,283)  (97,033,283)
----------------------  -----------  ------------  -----------  ------------
                            364,036  $    364,036   (4,894,872) $ (4,894,872)
                        ===========  ============  ===========  ============

NOTE 5 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                           DECEMBER 31,               JANUARY 31,
                         JUNE 30,     -------------------------     -------------------
                           1998        1997     1996     1995        1995        1994
                         --------     -------  -------  -------     -------     -------
Net asset value,
 beginning of period     $  1.00      $  1.00  $  1.00  $  1.00     $  1.00     $  1.00
-----------------------  -------      -------  -------  -------     -------     -------
Income from investment
 operations:
 Net investment income      0.03         0.05     0.05     0.05        0.04        0.02
-----------------------  -------      -------  -------  -------     -------     -------
Less distributions:
 Dividends from net
  investment income        (0.03)       (0.05)   (0.05)   (0.05)      (0.04)      (0.02)
-----------------------  -------      -------  -------  -------     -------     -------
Net asset value, end of
 period                  $  1.00      $  1.00  $  1.00  $  1.00     $  1.00     $  1.00
=======================  =======      =======  =======  =======     =======     =======
Total return                5.13%(a)     5.14%    4.97%    5.69%(a)    3.98%       2.27%(a)
=======================  =======      =======  =======  =======     =======     =======

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)   $58,999      $58,635  $63,529  $65,506     $31,017     $13,891
=======================  =======      =======  =======  =======     =======     =======
Ratio of expenses to
 average net assets         0.58%(b)     0.59%    0.55%    0.53%(a)    0.63%(c)    0.95%(a)(d)
=======================  =======      =======  =======  =======     =======     =======
Ratio of net investment
 income to average net
 assets                     5.06%(b)     5.01%    4.84%    5.40%(a)    4.14%(c)    2.29%(a)(d)
=======================  =======      =======  =======  =======     =======     =======

(a) Annualized.
(b) Ratios are annualized and based on average daily net assets of $59,146,701.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 0.70% and 4.07%, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.53% (annualized) and 1.70% (annualized), respectively.

                          AIM V.I. MONEY MARKET FUND
116

The Managers' Overview

FUND PRODUCES IMPRESSIVE
RETURNS SEEKING OUT REASONABLY
PRICED GROWTH

A roundtable discussion with the Fund management team for AIM V.I. Value Fund for the six months ended June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  HOW DID THE FUND PERFORM DURING         went into companies with rapidly growing      certain retailers--industries that do
THE SIX-MONTH REPORTING PERIOD?             sales and earnings but with generally         well in a healthy economy.  We have been
A.  Performance was very good, outper-      higher price tags.  Investors looking for     enjoying declining unemployment, rising
forming a number of relevant indexes.       the stability of large companies with house-  wages, and falling mortgage rates.  Retail
Total return was 18.43%.  During the same   hold names appeared willing to pay what-      sales rose every month during the report-
six months, the widely followed Dow Jones   ever it takes to own them.                    ing period.  Simultaneously, wholesale
Industrial Average rose 14.16%, the Stan-                                                 prices dropped--another positive for
dard & Poor's 500 was up 17.72%, and the    Q.  HOW DID THIS AFFECT THE FUND?             retailers. Consumer cyclicals represented
Russell 1000 Value Index gained 12.16%.     A.  As we have explained in previous re-      13% of net assets at the close of the
  The Fund continues to provide excellent   ports, AIM V.I. Value Fund looks for what     reporting period, up from about 8% six
long-term performance, as shown on the      we call "growth at a reasonable price."       months earlier.
following page.                             The decision to buy takes account of a          For example, we added positions in
                                            company's earnings and earnings momen-        Lowe's and Home Depot, two stars of the
Q.  WHAT WERE EQUITY MARKETS LIKE           tum, but we add a price filter.  So we look   home-improvement segment of the retail
DURING THIS REPORTING PERIOD?               at stocks from two perspectives: some-        industry.  And we raised our holdings of
A.  Though there were some uncertain        times we examine earnings first and then      Carnival Corp., operator of Holland
moments, on balance it was a good period    determine how much we are willing to pay      America Line and Windstar Cruises as well
for investors.  Early in the six-month      for the stock; sometimes we just look at a    as Carnival Cruise Lines.  Carnival has
period, market participants were            stock that seems to be underperforming        been enjoying record earnings.
pessimistic about the worldwide impact      and try to decide whether there is a cata-
of Asia's currency and market crises.       lyst in place that will change the
This dampened stock performance and         situation and lead to better earnings.        TOP 10 EQUITY HOLDINGS
increased volatility.  The widely fol-      Typically, we will take a small position      As of 6/30/98, based on total net assets
lowed Dow Jones Industrial Average          in the stock and increase that only after
dropped 222 points (2.8%) on January 9.     we are confident our expectations are          1.  Time Warner Inc.                3.07%
But as the new year unfolded, the markets   justified.                                     2.  WorldCom, Inc.                  2.75
shrugged off these difficulties for a         The decision to sell a stock is the          3.  American International
while, and the Dow proceeded to record      mirror image of this.  If we think a               Group, Inc.                     2.67
highs.                                      stock has gotten too high in price, we will    4.  Pharmacia & Upjohn, Inc.        2.42
  Toward the end of the period, a           reduce our position in it.  We don't           5.  Guidant Corp.                   2.27
more cautious climate prevailed as it be-   simply eliminate it from the portfolio--we     6.  Royal Bank of Canada            2.25
came obvious that economies in Asia were    want to take some of our profits, but not      7.  Allstate Corp. (The)            2.16
not going to recover quickly and that       necessarily all.                               8.  Dayton Hudson Corp.             2.14
the slowdown in Japan, that continent's                                                    9.  Case Manhattan Corp. (The)      2.03
major economy, could be prolonged.          Q.  WHAT KINDS OF STOCKS HAS                  10.  Freddie Mac                     1.94
Markets worldwide became more volatile      THIS PROCESS LED YOU TO DURING THIS
and uncertain.                              SIX MONTHS?                                   Please keep in mind that the Fund's port-
  For the period as a whole, market         A.  We own quite a few consumer cyclical      folio composition is subject to change
narrowness continued.  Investors favored    stocks, a broad category that includes        and there is no assurance the Fund will
well-known, widely traded stocks.  Money    hotels, household furnishings, and            continue to hold any particular security.

                              AIM V.I. VALUE FUND                            117

  Entertainment is another area where we     Q.  DID ANY OTHER SECTORS PROVIDE              worldwide provider of a diverse line of
have expanded our holdings; we added a       GOOD OPPORTUNITIES?                            insurance products.
sizable position in Time Warner Inc.,        A.  Our largest sector weighting is financial    The Fund also holds both insurance
which also has reported record earnings.     stocks--about 30% of net assets.  A lot of     giant Travelers Group, Inc. and money-
We also expanded our holdings in the         these are insurance companies.  Insurance      center bank Citicorp, the parties to the
broadcasting industry.  Some of this         companies are lagging the banks when           largest proposed corporate merger in
reflects the fact that the cable TV          it comes to restructuring, but they are        history. The merger aims to expand
industry has built its networks and now      undergoing a wave of consolidation that        client base with wide variety of
has an opportunity to reduce debt.  It       should improve balance sheets and, ulti-       products and to cut costs simul-
also reflects industry consolidation going   mately, share value.  American International   taneously.
on in the wake of the Telecommunications     Group, Inc. is a prime participant in this       With financial markets buoyant,
Deregulation Act of 1996, which relaxed      process.  Through acquisitions and strategic   interest rates stable, and the trend
restrictions on ownership of broadcast       alliances, it has established itself as a      toward globalization and consolida-
stations.                                                                                   tion unabated, financial stocks have
                                                                                            been performing very well, often at
GROWTH OF $10,000 INVESTMENT                                                                reasonable valuations.
From 5/5/93-6/30/98                                         AVERAGE ANNUAL TOTAL RETURN
                                                            As of 6/30/98                   Q.  WHAT IS YOUR MARKET OUTLOOK?
             AIM V.I.      Lipper Growth     S&P 500                                        A.  We remain cautious.  Domestically,
           Value Fund       Fund Index     Stock Index                                      inflation seems likely to remain con-
                           (In thousands)                   1 Year               26.33%     tained as global competition and lower
5/5/93       $10,000          $10,000        $10,000        5 Years              20.73      energy costs offset the inflationary
7/31/93       10,690           10,417         10,254        Inception (5/5/93)   21.62      potential of tight labor markets.
10/31/93      11,370           11,111         10,778                                        Earnings growth, especially for
1/31/94       12,193           11,564         11,169                                        large companies, has slowed, but
4/30/94       11,793           10,930         10,532                                        earnings disappointments have tended
7/31/94       11,592           10,906         10,783                                        to be company specific rather than
10/31/94      12,163           11,338         11,193                                        across the board.  Nevertheless, as
1/31/95       11,945           11,042         11,227                                        the reporting period closed, the
4/30/95       13,400           12,131         12,365                                        market finally seemed to be showing
7/31/95       15,833           13,691         13,591                                        some concern about lagging earnings
10/31/95      16,146           14,057         14,147                                        for the second quarter of the year.
1/31/96       16,346           14,946         15,561                                          The worst storm clouds looming at
4/30/96       16,750           15,634         16,093                                        the end of the reporting period were in
7/31/96       16,387           14,904         15,835                                        Asia, especially the seemingly intract-
10/31/96      17,862           16,437         17,550                                        able economic slump in Japan.  Concern
1/31/97       19,342           18,044         19,659                                        was increasing about the contradiction
4/30/97       19,331           17,838         20,133                                        of Asian economies becoming a signifi-
7/31/97       23,304           21,425         24,081                                        cant drag on economic activity world-
10/31/97      22,705           21,108         23,181                                        wide.  Markets lost much of their
12/31/97      23,311           22,106         24,945                                        upward momentum late in the reporting
4/30/98       26,201           24,940         28,393                                        period.
6/30/98       27,424           25,380         29,029
                                                                                            Q.  AND WHAT DO YOU FORESEE FOR
Past performance cannot guarantee comparable future                                         THE FUND?
                                                                                            A.  By our standards the markets are
The performance figures shown represent the AIM V.I. Value Fund and are not intended to     very highly priced.  There are not that
reflect actual annuity values, and do not reflect charges at the separate account level     many companies in whose earnings we
which, if applied, would lower the performance results.  The Fund's performance figures     have enough confidence to pay the
are historical and reflect reinvestment of all distributions and changes in the net asset   prices they now command.  The number
value.  The Fund's investment return and principal value will fluctuate so that Fund        of holdings in the portfolio declined
shares, when redeemed, may be worth more or less than their original cost.  Source:         during the reporting period from 164 to
Towers Data Systems HYPO/registered trademark/.                                             145.  We held just under 7% of assets
  The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged     in cash--we think of it as keeping some
securities widely regarded by investors to be representative of the stock market in         of our powder dry in uncertain markets
general.                                                                                    so that when circumstances change, we
  The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of   can take advantage of the opportunities
30 large-company stocks.                                                                    that arise.
  Lipper Analytical Services, Inc., is an independent mutual fund performance monitor.
The unmanaged Lipper Growth Fund Index represents an average of the performance of the
30 largest growth mutual funds.
  The Russell 1000 Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
  An investment cannot be made in the indexes listed.  Index results include reinvested dividends.

118                           AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                                MARKET
                                                     SHARES      VALUE
DOMESTIC COMMON STOCKS - 79.61%

AEROSPACE/DEFENSE - 0.18%

Orbital Sciences Corp.(a)                              48,400 $ 1,808,950
-------------------------------------------------------------------------

AIR FREIGHT - 0.29%

Airborne Freight Corp.                                 83,400   2,913,787
-------------------------------------------------------------------------

AIRLINES - 1.88%

AMR Corp.(a)                                           76,000   6,327,000
-------------------------------------------------------------------------
Continental Airlines, Inc.(a)                         159,900   9,733,913
-------------------------------------------------------------------------
US Airways Group, Inc.(a)                              31,900   2,528,075
-------------------------------------------------------------------------
                                                               18,588,988
-------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.10%

Lear Corp.(a)                                          20,000   1,026,250
-------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.29%

U.S. Bancorp                                           67,000   2,881,000
-------------------------------------------------------------------------

BANKS (MONEY CENTER) - 2.84%

BankAmerica Corp.                                      55,000   4,754,063
-------------------------------------------------------------------------
Chase Manhattan Corp. (The)                           266,000  20,083,000
-------------------------------------------------------------------------
Citicorp(b)                                            22,000   3,283,500
-------------------------------------------------------------------------
                                                               28,120,563
-------------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 1.17%

Coca-Cola Co. (The)                                   135,300  11,568,150
-------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.40%

Cox Communications, Inc.-Class A(a)                   251,500  12,182,031
-------------------------------------------------------------------------
MediaOne Group Inc.(a)                                382,000  16,784,125
-------------------------------------------------------------------------
Tele-Communications, Inc.-Class A(a)                  122,000   4,689,375
-------------------------------------------------------------------------
                                                               33,655,531
-------------------------------------------------------------------------

BUILDING MATERIALS - 0.52%

Masco Corp.                                            85,000   5,142,500
-------------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.17%

Cytec Industries Inc.(a)                               38,800   1,716,900
-------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.73%

Comverse Technology, Inc.(a)                          139,000   7,210,625
-------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 2.43%

Dell Computer Corp.(a)                                 39,000   3,619,687
-------------------------------------------------------------------------
International Business Machines Corp.(b)               64,000   7,348,000
-------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                             300,900  13,070,344
-------------------------------------------------------------------------
                                                               24,038,031
-------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 3.28%

American Management Systems, Inc.(a)                   41,000   1,227,437
-------------------------------------------------------------------------
BMC Software, Inc.(a)                                  95,000   4,934,063
-------------------------------------------------------------------------

                                                            MARKET
                                                 SHARES      VALUE
COMPUTERS (SOFTWARE & SERVICES) - (CONTINUED)

Cadence Design Systems, Inc.(a)                    14,600 $   456,250
---------------------------------------------------------------------
Computer Sciences Corp.(a)                         77,000   4,928,000
---------------------------------------------------------------------
J.D. Edwards & Co.(a)                              46,100   1,979,419
---------------------------------------------------------------------
Microsoft Corp.(a)(b)                              37,700   4,085,738
---------------------------------------------------------------------
Network Associates, Inc.(a)                             1          57
---------------------------------------------------------------------
Sterling Commerce, Inc.(a)                         86,300   4,185,550
---------------------------------------------------------------------
Unisys Corp.(a)                                   378,500  10,692,625
---------------------------------------------------------------------
                                                           32,489,139
---------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.27%

American Greetings Corp.-Class A                   53,000   2,699,687
---------------------------------------------------------------------

CONSUMER FINANCE - 2.09%

Household International, Inc.                      95,000   4,726,250
---------------------------------------------------------------------
MBNA Corp.                                        119,000   3,927,000
---------------------------------------------------------------------
Providian Financial Corp.                         152,500  11,980,781
---------------------------------------------------------------------
                                                           20,634,031
---------------------------------------------------------------------

ELECTRIC COMPANIES - 0.13%

Wisconsin Energy Corp.                             43,600   1,324,350
---------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.76%

General Electric Co.                              191,000  17,381,000
---------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.13%

Waters Corp.(a)                                    21,900   1,290,731
---------------------------------------------------------------------

ENTERTAINMENT - 3.46%

Time Warner Inc.                                  355,000  30,330,313
---------------------------------------------------------------------
Viacom, Inc.-Class B(a)                            67,000   3,902,750
---------------------------------------------------------------------
                                                           34,233,063
---------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 6.94%

Ambac Financial Group, Inc.                        90,000   5,265,000
---------------------------------------------------------------------
American General Corp.                             27,000   1,922,062
---------------------------------------------------------------------
Associates First Capital Corp.-Class A             83,011   6,381,471
---------------------------------------------------------------------
Fannie Mae                                        283,000  17,192,250
---------------------------------------------------------------------
Freddie Mac                                       408,000  19,201,500
---------------------------------------------------------------------
MBIA, Inc.                                         63,000   4,717,125
---------------------------------------------------------------------
MGIC Investment Corp.                              28,900   1,649,106
---------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.       116,000  10,599,500
---------------------------------------------------------------------
PMI Group, Inc. (The)                              23,500   1,724,313
---------------------------------------------------------------------
                                                           68,652,327
---------------------------------------------------------------------

FOODS - 0.46%

Interstate Bakeries Corp.                          22,100     733,439
---------------------------------------------------------------------
Quaker Oats Co. (The)                              69,900   3,840,131
---------------------------------------------------------------------
                                                            4,573,570
---------------------------------------------------------------------

                              AIM V.I. VALUE FUND

                                                                MARKET
                                                     SHARES      VALUE
HARDWARE & TOOLS - 0.55%

Black & Decker Corp. (The)                             90,000 $ 5,490,000
-------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 1.22%

Bristol-Myers Squibb Co.                               56,000   6,436,500
-------------------------------------------------------------------------
Warner-Lambert Co.                                     81,000   5,619,375
-------------------------------------------------------------------------
                                                               12,055,875
-------------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.93%

ICN Pharmaceuticals, Inc.                             136,290   6,226,748
-------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                        64,200   2,997,338
-------------------------------------------------------------------------
                                                                9,224,086
-------------------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 4.28%

Merck & Co., Inc.                                     137,000  18,323,750
-------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                              520,000  23,985,000
-------------------------------------------------------------------------
                                                               42,308,750
-------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.34%

Quorum Health Group, Inc.(a)                          126,050   3,340,325
-------------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.15%

Health Care and Retirement Corp.(a)                    38,400   1,514,400
-------------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.23%

PhyCor, Inc.(a)                                       139,500   2,310,466
-------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.79%

Allegiance Corp.                                       26,500   1,358,125
-------------------------------------------------------------------------
Guidant Corp.                                         315,100  22,470,569
-------------------------------------------------------------------------
Sybron International Corp.(a)                         149,600   3,777,400
-------------------------------------------------------------------------
                                                               27,606,094
-------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.19%

Omnicare, Inc.                                         50,000   1,906,250
-------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.81%

Colgate-Palmolive Co.                                  91,000   8,008,000
-------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.61%

Conseco, Inc.                                          50,000   2,337,500
-------------------------------------------------------------------------
Provident Companies, Inc.                             106,000   3,657,000
-------------------------------------------------------------------------
                                                                5,994,500
-------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 4.65%

Ace, Ltd.                                             194,300   7,577,700
-------------------------------------------------------------------------
American International Group, Inc.                    181,200  26,455,200
-------------------------------------------------------------------------
Hartford Financial Services Group Inc. (The)           63,000   7,205,625
-------------------------------------------------------------------------
Travelers Group, Inc.                                  78,000   4,728,750
-------------------------------------------------------------------------
                                                               45,967,275
-------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 3.88%

Allstate Corp. (The)                                  233,500  21,379,844
-------------------------------------------------------------------------
EXEL Ltd.                                             122,000   9,493,125
-------------------------------------------------------------------------
Progressive Corp.                                      53,000   7,473,000
-------------------------------------------------------------------------
                                                               38,345,969
-------------------------------------------------------------------------

                                                       MARKET
                                            SHARES      VALUE
INVESTMENT BANKING/BROKERAGE - 0.85%

Edwards (A.G.), Inc.                          57,800 $ 2,467,338
----------------------------------------------------------------
Merrill Lynch & Co., Inc.                     64,200   5,922,450
----------------------------------------------------------------
                                                       8,389,788
----------------------------------------------------------------

LODGING-HOTELS - 2.30%

Carnival Corp.                               310,000  12,283,750
----------------------------------------------------------------
Marriott International, Inc.-Class A         102,500   3,318,438
----------------------------------------------------------------
Royal Caribbean Cruises Ltd.                  90,000   7,155,000
----------------------------------------------------------------
                                                      22,757,188
----------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.00%

Hillenbrand Industries, Inc.                  22,000   1,320,000
----------------------------------------------------------------
Tyco International Ltd.                      136,000   8,568,000
----------------------------------------------------------------
                                                       9,888,000
----------------------------------------------------------------

NATURAL GAS - 1.52%

El Paso Natural Gas Co.                      156,000   5,967,000
----------------------------------------------------------------
Enron Corp.                                   77,300   4,179,031
----------------------------------------------------------------
Williams Companies, Inc. (The)               143,600   4,846,500
----------------------------------------------------------------
                                                      14,992,531
----------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.28%

Halliburton Co.(b)                            62,000   2,762,875
----------------------------------------------------------------

OIL & GAS (REFINING & MARKETING) - 0.27%

Tosco Corp.                                   92,080   2,704,850
----------------------------------------------------------------

PERSONAL CARE - 0.25%

Avon Products, Inc.                           31,700   2,456,750
----------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.75%

Xerox Corp.                                   73,000   7,418,625
----------------------------------------------------------------

PUBLISHING - 0.10%

Meredith Corp.                                22,000   1,032,625
----------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 1.06%

Gannett Co., Inc.                             49,000   3,482,063
----------------------------------------------------------------
New York Times Co.-Class A (The)              39,000   3,090,750
----------------------------------------------------------------
Washington Post Co.-Class B (The)              6,800   3,916,800
----------------------------------------------------------------
                                                      10,489,613
----------------------------------------------------------------

RAILROADS - 0.67%

Burlington Northern Santa Fe Corp.            20,500   2,012,844
----------------------------------------------------------------
Kansas City Southern Industries, Inc.         93,700   4,649,862
----------------------------------------------------------------
                                                       6,662,706
----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.09%

Mack-Cali Realty Corp.                        26,500     910,937
----------------------------------------------------------------

RESTAURANTS - 0.20%

Cracker Barrel Old Country Store, Inc.        41,800   1,327,150
----------------------------------------------------------------
Papa John's International, Inc.(a)            15,800     623,112
----------------------------------------------------------------
                                                       1,950,262
----------------------------------------------------------------

                              AIM V.I. VALUE FUND
120

                                                               MARKET
                                                  SHARES       VALUE
RETAIL (BUILDING SUPPLIES) - 0.53%

Home Depot, Inc. (The)                              31,200 $  2,591,550
-----------------------------------------------------------------------
Lowe's Companies, Inc.                              66,100    2,681,181
-----------------------------------------------------------------------
                                                              5,272,731
-----------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.57%

Federated Department Stores, Inc.(a)               104,000    5,596,500
-----------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.09%

Kroger Co.(a)                                      156,600    6,714,225
-----------------------------------------------------------------------
Safeway, Inc.(a)                                    99,800    4,060,613
-----------------------------------------------------------------------
                                                             10,774,838
-----------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 3.13%

Costco Companies, Inc.(a)                           89,000    5,612,563
-----------------------------------------------------------------------
Dayton Hudson Corp.                                435,800   21,136,300
-----------------------------------------------------------------------
Fred Meyer, Inc.(a)                                 99,000    4,207,500
-----------------------------------------------------------------------
                                                             30,956,363
-----------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.24%

Gap, Inc. (The)                                     38,000    2,341,750
-----------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.14%

Charter One Financial, Inc.                         39,900    1,344,131
-----------------------------------------------------------------------

SERVICES (ADVERTISTING/MARKETING) - 0.77%

Omnicom Group, Inc.                                152,000    7,581,000
-----------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.04%

Galileo International, Inc.                         54,000    2,433,375
-----------------------------------------------------------------------
Service Corp. International                         48,100    2,062,288
-----------------------------------------------------------------------
Stewart Enterprises, Inc.-Class A                  216,000    5,751,000
-----------------------------------------------------------------------
                                                             10,246,663
-----------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.13%

National Data Corp.                                 29,000    1,268,750
-----------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.16%

AccuStaff, Inc.(a)                                  51,000    1,593,750
-----------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.89%

AirTouch Communications, Inc.(a)                    70,000    4,090,625
-----------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)             188,800    4,696,400
-----------------------------------------------------------------------
                                                              8,787,025
-----------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 4.05%

MCI Communications Corp.                           222,000   12,903,750
-----------------------------------------------------------------------
WorldCom, Inc.(a)                                  561,219   27,184,045
-----------------------------------------------------------------------
                                                             40,087,795
-----------------------------------------------------------------------

TELEPHONE - 1.42%

BellSouth Corp.                                     71,000    4,765,875
-----------------------------------------------------------------------
Century Telephone Enterprises, Inc.                 13,800      633,075
-----------------------------------------------------------------------
SBC Communications, Inc.                           120,000    4,800,000
-----------------------------------------------------------------------
US West, Inc.                                       80,784    3,796,856
-----------------------------------------------------------------------
                                                             13,995,806
-----------------------------------------------------------------------

                                                                      MARKET
                                                         SHARES       VALUE
TOBACCO - 0.92%

Philip Morris Companies, Inc.                             231,200 $  9,103,500
------------------------------------------------------------------------------

WASTE MANAGEMENT - 2.04%

USA Waste Services, Inc.(a)                               217,000   10,714,375
------------------------------------------------------------------------------
Waste Management, Inc.                                    271,200    9,492,000
------------------------------------------------------------------------------
                                                                    20,206,375
------------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $628,557,518)                                             787,594,890
------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 8.57%

AUSTRALIA - 0.21%

News Corp. Ltd.-ADR (The) (Publishing-Newspapers)          68,300    2,194,137
------------------------------------------------------------------------------

CANADA - 2.25%

Royal Bank of Canada (Banks-Major Regional)               370,000   22,259,611
------------------------------------------------------------------------------

DENMARK - 0.18%

Novo Nordisk A/S (Health Care-Drugs-Generic & Other)       13,000    1,794,278
------------------------------------------------------------------------------

FINLAND - 1.31%

Nokia Oyj A.B.-Class A (Communications Equipment)           1,000       73,898
------------------------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR (Communications Equipment)     177,000   12,843,563
------------------------------------------------------------------------------
                                                                    12,917,461
------------------------------------------------------------------------------

ITALY - 0.68%

Credito Italiano S.p.A. (Banks-Major Regional)            650,000    3,379,963
------------------------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A. (Banks-Major
 Regional)                                                106,000    1,669,809
------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)                         225,000    1,644,618
------------------------------------------------------------------------------
                                                                     6,694,390
------------------------------------------------------------------------------

SWEDEN - 2.61%

ForeningsSparbanken A.B.-Class A (Banks-Major
 Regional)                                                131,000    3,942,320
------------------------------------------------------------------------------
Nordbanken Holding A.B. (Banks-Major Regional)            547,500    4,016,144
------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-ADR (Communications
 Equipment)                                                47,200    1,379,009
------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-Class B
 (Communications Equipment)                               577,200   16,522,350
------------------------------------------------------------------------------
                                                                    25,859,823
------------------------------------------------------------------------------

SWITZERLAND - 0.74%

Nestle S.A. (Foods)                                         3,400    7,286,195
------------------------------------------------------------------------------

UNITED KINGDOM - 0.59%

Railtrack Group PLC (Shipping)                            114,000    2,797,854
------------------------------------------------------------------------------
SmithKline Beecham PLC-ADR (Health Care-Drugs-Major
 Pharmaceuticals                                           50,000    3,025,000
------------------------------------------------------------------------------
                                                                     5,822,854
------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $34,670,960)                                                     84,828,749
------------------------------------------------------------------------------

                              AIM V.I. VALUE FUND

                                              PRINCIPAL         MARKET
                                               AMOUNT           VALUE
U.S. TREASURY SECURITIES - 4.95%

U.S. TREASURY BILLS(c) - 4.95%

 4.995%, 09/24/98 (Cost $48,974,916)         $49,560,000(d) $ 48,974,916
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 7.16%(e)

Dresdner Kleinwort Benson North America LLC
 5.85%, 07/01/98(f)                           10,739,395      10,739,395
-------------------------------------------------------------------------
UBS Securities LLC
 5.60%, 07/01/98(g)                           60,126,054      60,126,054
-------------------------------------------------------------------------
  Total Repurchase Agreements
   (Cost $70,865,449)                                         70,865,449
-------------------------------------------------------------------------
TOTAL INVESTMENTS  - 100.29%                                 992,264,004
-------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.29%)                       (2,906,458)
-------------------------------------------------------------------------
TOTAL NET ASSETS - 100.00%                                  $989,357,546
=========================================================================

(a) Non-income producing security.
(b) A portion of this security is subject to open call options written. See
    Note 8.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreeements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 06/30/98 with a maturing value of $70,011,375. Collateralized by $71,382,000 U.S. Government obligations, 0% to 6.30% due 07/02/98 to 12/03/01 with an aggregate market value at 06/30/98 of $71,404,458.
(g) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,031,111. Collateralized by $290,091,354 U.S. Government obligations, 0% to 12.75% due 03/31/99 to 03/01/33 with an aggregate market value at 06/30/98 of $204,000,924.

Abbreviations:
ADR - American Depositary Receipt


See Notes to Financial Statements.

                              AIM V.I. VALUE FUND
122

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements at market
 value (cost $783,068,843)                                $ 992,264,004
-----------------------------------------------------------------------
Foreign currencies, at value (cost $503)                            519
-----------------------------------------------------------------------
Receivables for:
 Investments sold                                             6,534,980
-----------------------------------------------------------------------
 Capital stock sold                                           1,401,932
-----------------------------------------------------------------------
 Dividends and interest                                         548,173
-----------------------------------------------------------------------
Investment for deferred compensation plan                        20,861
-----------------------------------------------------------------------
Other assets                                                      3,164
-----------------------------------------------------------------------
  Total assets                                            1,000,773,633
-----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        9,832,707
-----------------------------------------------------------------------
 Options purchased                                              669,375
-----------------------------------------------------------------------
 Variation margin                                               371,875
-----------------------------------------------------------------------
 Deferred compensation                                           20,861
-----------------------------------------------------------------------
Accrued advisory fees                                           463,935
-----------------------------------------------------------------------
Accrued directors' fees                                           2,700
-----------------------------------------------------------------------
Accrued administrative services fees                              4,578
-----------------------------------------------------------------------
Accrued operating expenses                                       50,056
-----------------------------------------------------------------------
  Total liabilities                                          11,416,087
-----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 989,357,546
=======================================================================
CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:
 Authorized                                                 250,000,000
-----------------------------------------------------------------------
 Outstanding                                                 40,104,344
=======================================================================
Net asset value, offering and redemption price per share         $24.67
=======================================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $123,950 foreign withholding tax)              $  3,531,118
------------------------------------------------------------------------------
Interest                                                            2,401,809
------------------------------------------------------------------------------
   Total investment income                                          5,932,927
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       2,477,805
------------------------------------------------------------------------------
Administrative services fees                                           27,468
------------------------------------------------------------------------------
Custodian fees                                                         53,821
------------------------------------------------------------------------------
Directors' fees and expenses                                            5,924
------------------------------------------------------------------------------
Organizational costs                                                      964
------------------------------------------------------------------------------
Other                                                                  75,736
------------------------------------------------------------------------------
   Total expenses                                                   2,641,718
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                           (218)
------------------------------------------------------------------------------
   Net expenses                                                     2,641,500
------------------------------------------------------------------------------
Net investment income                                               3,291,427
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:

  Investment securities                                            26,277,193
------------------------------------------------------------------------------
  Foreign currencies                                                    6,508
------------------------------------------------------------------------------
  Futures contracts                                                   102,604
------------------------------------------------------------------------------
  Option contracts                                                    (56,275)
------------------------------------------------------------------------------
                                                                   26,330,030
------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of:

  Investment securities                                           108,103,222
------------------------------------------------------------------------------
  Futures contracts                                                   493,500
------------------------------------------------------------------------------
  Foreign currencies                                                    8,975
------------------------------------------------------------------------------
  Option contracts                                                   (476,286)
------------------------------------------------------------------------------
                                                                  108,129,411
------------------------------------------------------------------------------
   Net gain (loss) on investment securities, foreign currencies,
    futures and option contracts                                  134,459,441
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $137,750,868
==============================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1998 and the year ended December 31, 1997 (Unaudited)

                                                     JUNE 30,   DECEMBER 31,
                                                       1998         1997
                                                   ------------ ------------
OPERATIONS:

 Net investment income                             $  3,291,427 $  5,578,959
-----------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, futures and option contracts   26,330,030   47,871,104
-----------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities, foreign currencies, futures and
  option contracts                                  108,129,411   51,486,076
-----------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      137,750,868  104,936,139
-----------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                      --   (6,026,082)
-----------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                                       --  (18,500,854)
-----------------------------------------------------------------------------
Net increase from capital stock transactions        160,765,185  240,697,144
-----------------------------------------------------------------------------
   Net increase in net assets                       298,516,053  321,106,347
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                690,841,493  369,735,146
-----------------------------------------------------------------------------
 End of period                                     $989,357,546 $690,841,493
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $697,149,191 $536,384,006
-----------------------------------------------------------------------------
 Undistributed net investment income                  8,871,054    5,579,627
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and
  option contracts                                   73,905,527   47,575,497
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, futures and option contracts  209,431,774  101,302,363
-----------------------------------------------------------------------------
                                                   $989,357,546 $690,841,493
=============================================================================


See Notes to Financial Statements.

                              AIM V.I. VALUE FUND
124

NOTES TO FINANCIAL STATEMENTS

June 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of thirteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Value Fund (the "Fund"). The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if

                              AIM V.I. VALUE FUND
   counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "market-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1998, AIM was reimbursed $27,468 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1998, the Fund incurred legal fees of $1,847 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
 The Fund received reductions in custodian fees of $218 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $218 during the six months ended June 30, 1998.

NOTE 4 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
 The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1998 was $643,698,071 and $444,683,418, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $211,880,973
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (4,734,237)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $207,146,736
===========================================================================

 Cost of investments for tax purposes is $785,117,268.

NOTE 6 - CAPITAL STOCK
 Changes in capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                               JUNE 30, 1998           DECEMBER 31, 1997
                           -----------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                           ---------  ------------  ----------  ------------
Sold                       7,905,074  $182,607,840  12,245,239  $244,753,656
-----------------------------------------------------------------------------
Issued as reinvestment of
 distributions                    --            --   1,188,320    24,526,936
-----------------------------------------------------------------------------
Reacquired                  (962,524)  (21,842,655) (1,424,104)  (28,583,448)
-----------------------------------------------------------------------------
                           6,942,550  $160,765,185  12,009,455  $240,697,144
=============================================================================

NOTE 7 - FUTURES CONTRACTS
 On June 30, 1998, $1,931,911 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                               UNREALIZED
                       NO. OF                                                 APPRECIATION
  CONTRACTS           CONTRACTS               MONTH/COMMITMENT               (DEPRECIATION)
-------------         ---------               ----------------               --------------
S&P 500 Index            175                    Sep. 98/Buy                    $(371,875)
===========================================================================================

                              AIM V.I. VALUE FUND
126

NOTE 8 - CALL OPTIONS CONTRACTS WRITTEN
 Transactions in call option contracts written during the six months ended June 30, 1998 are summarized as follows:

                     CALL OPTION CONTRACTS
                     ---------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- -----------
Beginning of period    2,102   $   941,588
-------------------------------------------
Written                4,230     1,809,420
-------------------------------------------
Closed                (1,628)     (714,557)
-------------------------------------------
Exercised             (1,772)     (960,642)
-------------------------------------------
Expired               (2,082)     (660,913)
-------------------------------------------
End of period            850   $   414,896
                      ======   ===========

 Open call option contracts written at June 30, 1998 were as follows:

                                                            JUNE 30,     UNREALIZED
                        CONTRACT STRIKE NUMBER OF PREMIUM  1998 MARKET  APPRECIATION
ISSUE                    MONTH   PRICE  CONTRACTS RECEIVED    VALUE    (DEPRECIATION)
-----                   -------- ------ --------- -------- ----------- --------------
Citicorp                Jul. 98   175      100    $ 60,948  $  1,562     $  59,386
Halliburton Co.         Jul. 98    45      400     166,232    47,500       118,732
International Business
 Machines Corp.         Jul. 98   100      100      80,907   150,000       (69,093)
Microsoft Corp.         Jul. 98    90      250     106,809   470,313      (363,504)
                                           ---    --------  --------     ---------
                                           850    $414,896  $669,375     $(254,479)
                                           ===    ========  ========     =========

NOTE 9 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997, the eleven months ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                              DECEMBER 31,                JANUARY 31,
                          JUNE 30,     ----------------------------     ------------------
                            1998         1997      1996      1995         1995      1994
                          --------     --------  --------  --------     --------   -------
Net asset value,
 beginning of period      $  20.83     $  17.48  $  16.11  $  11.83     $  12.17   $ 10.00
------------------------  --------     --------  --------  --------     --------   -------
Income from investment
 operations:
  Net investment income       0.05         0.08      0.30      0.11         0.10      0.02
------------------------  --------     --------  --------  --------     --------   -------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                3.79         4.05      2.09      4.18        (0.35)     2.17
------------------------  --------     --------  --------  --------     --------   -------
   Total from investment
    operations                3.84         4.13      2.39      4.29        (0.25)     2.19
------------------------  --------     --------  --------  --------     --------   -------
Less distributions:
  Dividends from net
   investment income            --        (0.19)    (0.10)    (0.01)       (0.09)    (0.02)
------------------------  --------     --------  --------  --------     --------   -------
  Distributions from net
   realized gains               --        (0.59)    (0.92)       --           --        --
------------------------  --------     --------  --------  --------     --------   -------
   Total distributions          --        (0.78)    (1.02)    (0.01)       (0.09)    (0.02)
------------------------  --------     --------  --------  --------     --------   -------
Net asset value, end of
 period                   $  24.67     $  20.83  $  17.48  $  16.11     $  11.83   $ 12.17
========================  ========     ========  ========  ========     ========   =======
Total return(a)              18.43%       23.69%    15.02%    36.25%       (2.03)%   21.94%
========================  ========     ========  ========  ========     ========   =======

Ratios/supplemental
 data:

Net assets, end of
 period (000s omitted)    $989,358     $690,841  $369,735  $257,212     $109,257   $38,255
========================  ========     ========  ========  ========     ========   =======
Ratio of expenses to
 average net assets           0.66%(b)     0.70%     0.73%     0.75%(c)     0.82%     1.00%(c)(d)
========================  ========     ========  ========  ========     ========   =======
Ratio of net investment
 income to average net
 assets                       0.82%(b)     1.05%     2.00%     1.11%(c)     1.17%     0.51%(c)(d)
========================  ========     ========  ========  ========     ========   =======
Portfolio turnover rate         61%         127%      129%      145%         143%       87%
========================  ========     ========  ========  ========     ========   =======
Average brokerage
 commission rate paid(e)  $ 0.0539     $ 0.0487  $ 0.0429       N/A          N/A       N/A
========================  ========     ========  ========  ========     ========   =======

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $811,946,530.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.35% (annualized) and 0.16% (annualized), respectively.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                              AIM V.I. VALUE FUND

DIRECTORS, OFFICERS,   BOARD OF DIRECTORS                          OFFICERS                     OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM       Charles T. Bauer                            Charles T. Bauer             11 Greenway Plaza
VARIABLE INSURANCE     Chairman                                    Chairman                     Suite 100
FUNDS, INC.            A I M Management Group Inc.                                              Houston, TX 77046
                                                                   Robert H. Graham             (800) 347-1919
                       Bruce L. Crockett                           President
                       Director                                                                 INVESTMENT ADVISOR
                       ACE Limited;                                John J. Arthur
                       Formerly Director, President, and           Senior Vice President and    A I M Advisors, Inc.
                       Chief Executive Officer                     Treasurer                    11 Greenway Plaza
                       COMSAT Corporation                                                       Suite 100
                                                                   Carol F. Relihan             Houston, TX 77046
                       Owen Daly II                                Senior Vice President and
                       Director                                    Secretary                    TRANSFER AGENT AND CUSTODIAN
                       Cortland Trust Inc.
                                                                   Gary T. Crum                 State Street Bank and Trust Company
                       Edward K. Dunn Jr.                          Senior Vice President        225 Franklin Street
                       Chairman, Mercantile Mortgage Corp.;                                     Boston, MA 02110
                       Formerly Vice Chairman and President,       Dana R. Sutton
                       Mercantile-Safe Deposit & Trust Co.;        Vice President and           COUNSEL TO THE FUNDS
                       and President, Mercantile Bankshares        Assistant Treasurer
                                                                                                Freedman, Levy, Kroll &
                       Jack Fields                                 Robert G. Alley              Simonds
                       Chief Executive Officer                     Vice President               1050 Conn. Avenue, N.W.
                       Texana Global Inc.;                                                      Washington, D.C. 20036
                       Formerly, Member of the                     Stuart W. Coco
                       U.S. House of Representatives               Vice President               COUNSEL TO THE DIRECTORS

                       Carl Frischling                             Melville B. Cox              Kramer, Levin, Naftalis & Frankel
                       Partner                                     Vice President               919 Third Avenue
                       Kramer, Levin, Naftalis & Frankel                                        New York, NY 10022
                                                                   Karen Dunn Kelley
                       Robert H. Graham                            Vice President               DISTRIBUTOR
                       President and Chief Executive Officer
                       A I M Management Group Inc.                 Jonathan C. Schoolar         A I M Distributors, Inc.
                                                                   Vice President               11 Greenway Plaza
                       Lewis F. Pennock                                                         Suite 100
                       Attorney                                    Renee A. Friedli             Houston, TX 77046
                                                                   Assistant Secretary
                       Ian W. Robinson
                       Consultant; Formerly, Executive             P. Michelle Grace
                       Vice President and                          Assistant Secretary
                       Chief Financial Officer
                       Bell Atlantic Management                    Jeffery H. Kupor
                       Services, Inc.                              Assistant Secretary

                       Louis S. Sklar                              Nancy L. Martin
                       Executive Vice President                    Assistant Secretary
                       Hines Interests
                       Limited Partnership                         Ofelia M. Mayo
                                                                   Assistant Secretary

                                                                   Lisa A. Moss
                                                                   Assistant Secretary

                                                                   Kathleen J. Pflueger
                                                                   Assistant Secretary

                                                                   Samuel D. Sirko
                                                                   Assistant Secretary

                                                                   Stephen I. Winer
                                                                   Assistant Secretary

                                                                   Mary J. Benson
                                                                   Assistant Treasurer

128